Prospectus

JPMorgan SmartRetirement Funds

Class A, Class C & Select Class Shares

November 1, 2009

JPMorgan SmartRetirement Income Fund®
    Class/Ticker: A/JSRAX; C/JSRCX; Select/JSRSX
JPMorgan SmartRetirement 2010 FundSM
    Class/Ticker: A/JSWAX; C/JSWCX; Select/JSWSX
JPMorgan SmartRetirement 2015 FundSM
    Class/Ticker: A/JSFAX; C/JSFCX; Select/JSFSX
JPMorgan SmartRetirement 2020 FundSM
    Class/Ticker: A/JTTAX; C/JTTCX; Select/JTTSX
JPMorgan SmartRetirement 2025 FundSM
    Class/Ticker: A/JNSAX; C/JNSCX; Select/JNSSX
JPMorgan SmartRetirement 2030 FundSM
    Class/Ticker: A/JSMAX; C/JSMCX; Select/JSMSX
JPMorgan SmartRetirement 2035 FundSM
    Class/Ticker: A/SRJAX; C/SRJCX; Select/SRJSX
JPMorgan SmartRetirement 2040 FundSM
    Class/Ticker: A/SMTAX; C/SMTCX; Select/SMTSX
JPMorgan SmartRetirement 2045 FundSM
    Class/Ticker: A/JSAAX; C/JSACX; Select/JSASX
JPMorgan SmartRetirement 2050 FundSM
    Class/Ticker: A/JTSAX; C/JTSCX; Select/JTSSX

The Securities and Exchange Commission has not approved or disapproved the shares of these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan SmartRetirement Income Fund	1
JPMorgan SmartRetirement 2010 Fund	5
JPMorgan SmartRetirement 2015 Fund	9
JPMorgan SmartRetirement 2020 Fund	13
JPMorgan SmartRetirement 2025 Fund	17
JPMorgan SmartRetirement 2030 Fund	21
JPMorgan SmartRetirement 2035 Fund	25
JPMorgan SmartRetirement 2040 Fund	29
JPMorgan SmartRetirement 2045 Fund	33
JPMorgan SmartRetirement 2050 Fund	37
More About the Funds	41
Principal Investment Strategies	41
Fundamental Policies	41
Investment Risks	51
Temporary Defensive Positions	55
How to Do Business with the Funds	56
Purchasing Fund Shares	56
Sales Charges	61
Rule 12b-1 Fees	65
Shareholder Servicing Fees	65
Networking and Sub-Transfer Agency Fees	65
Exchanging Fund Shares	65
Redeeming Fund Shares	66
Shareholder Information	69
Distributions and Taxes	69
Shareholder Statements and Reports	70
Availability of Proxy Voting Record	70
Portfolio Holdings Disclosure	70
Management of the Funds	72
The Adviser, Administrator and Distributor	72
Advisory Fees	72
Additional Compensation to Financial Intermediaries	72
The Fund Managers	72
Financial Highlights	74
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	94
Appendix A — Underlying Funds	95
How to Reach Us	Back cover

JPMorgan SmartRetirement Income Fund®

Class/Ticker: A/JSRAX; C/JSRCX; Select/JSRSX

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES  (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.12	0.11	0.12
Total Other Expenses	0.37	0.36	0.37
Acquired Fund Fees and Expenses (Underlying Fund)	0.60	0.60	0.60
Total Annual Fund Operating Expenses	1.22	1.71	0.97
Fee Waivers and/or Expense Reimbursements[1]	(0.35)	(0.19)	(0.20)
Net Expenses[1]	0.87	1.52	0.77

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.27%, 0.92%, and 0.17% of the average daily net assets of the Class A, Class C, and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	535	787	1,058	1,831
CLASS C SHARES ($)	255	520	910	2,004
SELECT CLASS SHARES ($)	79	289	517	1,171

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	535	787	1,058	1,831
CLASS C SHARES ($)	155	520	910	2,004
SELECT CLASS SHARES ($)	79	289	517	1,171

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 63% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Income Fund® is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds,

NOVEMBER 1, 2009   1

JPMorgan SmartRetirement Income Fund (continued)

U.S. equity funds, international equity funds, and money market funds. Because the Fund is designed for investors who are retired or about to retire soon, the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) generally establishes a target allocation for the Fund on an annual basis that emphasizes fixed income funds and invests, to a lesser extent, in U.S. equity funds and other types of funds described above. In establishing the Fund’s allocation, the Adviser focuses on securities that the Adviser believes would outperform the Fund’s benchmarks and peer group over the long term. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

2   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement Income Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target Allocation Conservative Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	1st quarter, 2007	1.87%
Worst Quarter	4th quarter, 2008	–7.91%

The Fund’s year-to-date total return through 9/30/09 was 17.89%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(17.05)%	(2.74)%
Return After Taxes on Distributions	(18.31)	(4.10)
Return After Taxes on Distributions and Sale of Fund Shares	(10.64)	(2.88)

CLASS A
Return Before Taxes	(20.95)	(4.64)

CLASS C
Return Before Taxes	(18.64)	(3.46)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

SMARTRETIREMENT INCOME COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(13.55)	(0.66)

LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX
(Reflects No Deduction for Taxes)	(16.20)	(2.12)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

NOVEMBER 1, 2009   3

JPMorgan SmartRetirement Income Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2010 FundSM

Class/Ticker: A/JSWAX; C/JSWCX; Select/JSWSX

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.17	0.17	0.16
Total Other Expenses	0.42	0.42	0.41
Acquired Fund Fees and Expenses (Underlying Fund)	0.63	0.63	0.63
Total Annual Fund Operating Expenses	1.30	1.80	1.04
Fee Waivers and/or Expense Reimbursements[1]	(0.39)	(0.24)	(0.23)
Net Expenses[1]	0.91	1.56	0.81

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.28%, 0.93%, and 0.18% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	539	807	1,095	1,915
CLASS C SHARES ($)	259	543	952	2,096
SELECT CLASS SHARES ($)	83	308	552	1,250

NOVEMBER 1, 2009   5

JPMorgan SmartRetirement 2010 Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	539	807	1,095	1,915
CLASS C SHARES ($)	159	543	952	2,096
SELECT CLASS SHARES ($)	83	308	552	1,250

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 63% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2010 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2010 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

6   JPMORGAN SMARTRETIREMENT FUNDS

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement 2010 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2010 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2007	2.27%
Worst Quarter	4th quarter, 2008	–10.54%

The Fund’s year-to-date total return through 9/30/09 was 19.41%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(21.29)%	(4.22)%
Return After Taxes on Distributions	(22.51)	(5.62)
Return After Taxes on Distributions and Sale of Fund Shares	(13.30)	(4.07)

CLASS A
Return Before Taxes	(25.01)	(6.13)

CLASS C
Return Before Taxes	(22.91)	(4.95)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

SMARTRETIREMENT 2010 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(18.06)	(2.11)

LIPPER MIXED-ASSET TARGET 2010 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(24.56)	(5.16)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

NOVEMBER 1, 2009   7

JPMorgan SmartRetirement 2010 Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2015 FundSM

Class/Ticker: A/JSFAX; C/JSFCX; Select/JSFSX

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.15	0.18	0.16
Total Other Expenses	0.40	0.43	0.41
Acquired Fund Fees and Expenses (Underlying Fund)	0.69	0.69	0.69
Total Annual Fund Operating Expenses	1.34	1.87	1.10
Fee Waivers and/or Expense Reimbursements[1]	(0.37)	(0.25)	(0.23)
Net Expenses[1]	0.97	1.62	0.87

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.28%, 0.93%, and 0.18% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

NOVEMBER 1, 2009   9

JPMorgan SmartRetirement 2015 Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	545	821	1,117	1,959
CLASS C SHARES ($)	265	564	988	2,170
SELECT CLASS SHARES ($)	89	327	584	1,320

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	545	821	1,117	1,959
CLASS C SHARES ($)	165	564	988	2,170
SELECT CLASS SHARES ($)	89	327	584	1,320

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 50% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2015 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2015 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

10   JPMORGAN SMARTRETIREMENT FUNDS

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2015 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2015 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	2.87%
Worst Quarter	4th quarter, 2008	–13.53%

The Fund’s year-to-date total return through 9/30/09 was 21.92%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(25.70)%	(5.86)%
Return After Taxes on Distributions	(26.79)	(7.17)
Return After Taxes on Distributions and Sale of Fund Shares	(16.10)	(5.32)

CLASS A
Return Before Taxes	(29.20)	(7.73)

CLASS C
Return Before Taxes	(27.25)	(6.57)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2015 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(23.59)	(4.15)

LIPPER MIXED-ASSET TARGET 2015 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(28.02)	(5.99)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

NOVEMBER 1, 2009   11

JPMorgan SmartRetirement 2015 Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2020 FundSM

Class/Ticker: A/JTTAX; C/JTTCX; Select/JTTSX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.16	0.16	0.16
Total Other Expenses	0.41	0.41	0.41
Acquired Fund Fees and Expenses (Underlying Fund)	0.74	0.74	0.74
Total Annual Fund Operating Expenses	1.40	1.90	1.15
Fee Waivers and/or Expense Reimbursements[1]	(0.38)	(0.23)	(0.23)
Net Expenses[1]	1.02	1.67	0.92

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.28%, 0.93% and 0.18% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

NOVEMBER 1, 2009   13

JPMorgan SmartRetirement 2020 Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	549	837	1,147	2,023
CLASS C SHARES ($)	270	575	1,005	2,203
SELECT CLASS SHARES ($)	94	343	611	1,377

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	549	837	1,147	2,023
CLASS C SHARES ($)	170	575	1,005	2,203
SELECT CLASS SHARES ($)	94	343	611	1,377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 50% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2020 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2020 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

14   JPMORGAN SMARTRETIREMENT FUNDS

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2020 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2020 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	3.42%
Worst Quarter	4th quarter, 2008	–15.58%

The Fund’s year-to-date total return through 9/30/09 was 23.70%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(28.89)%	(7.05)%
Return After Taxes on Distributions	(29.94)	(8.39)
Return After Taxes on Distributions and Sale of Fund Shares	(18.10)	(6.31)

CLASS A
Return Before Taxes	(32.29)	(8.93)

CLASS C
Return Before Taxes	(30.39)	(7.75)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2020 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(27.78)	(5.76)

LIPPER MIXED-ASSET TARGET 2020 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(30.35)	(8.03)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

NOVEMBER 1, 2009   15

JPMorgan SmartRetirement 2020 Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2025 FundSM

Class/Ticker: A/JNSAX; C/JNSCX; Select/JNSSX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.19	0.21	0.21
Total Other Expenses	0.44	0.46	0.46
Acquired Fund Fees and Expenses (Underlying Fund)	0.78	0.78	0.78
Total Annual Fund Operating Expenses	1.47	1.99	1.24
Fee Waivers and/or Expense Reimbursements[1]	(0.40)	(0.27)	(0.27)
Net Expenses[1]	1.07	1.72	0.97

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.29%, 0.94% and 0.19% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

NOVEMBER 1, 2009   17

JPMorgan SmartRetirement 2025 Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	554	856	1,180	2,096
CLASS C SHARES ($)	275	598	1,048	2,295
SELECT CLASS SHARES ($)	99	367	655	1,476

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	554	856	1,180	2,096
CLASS C SHARES ($)	175	598	1,048	2,295
SELECT CLASS SHARES ($)	99	367	655	1,476

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 51% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2025 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2025 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

18   JPMORGAN SMARTRETIREMENT FUNDS

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2025 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2025 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–1.93%
Worst Quarter	4th quarter, 2008	–17.36%

The Fund’s year-to-date total return through 9/30/09 was 25.12%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(31.30)%	(21.86)%
Return After Taxes on Distributions	(31.85)	(22.77)
Return After Taxes on Distributions and Sale of Fund Shares	(20.06)	(18.59)

CLASS A
Return Before Taxes	(34.56)	(24.57)

CLASS C
Return Before Taxes	(32.80)	(22.44)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2025 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(31.17)	(23.67)

LIPPER MIXED-ASSET TARGET 2025 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(34.29)	(24.77)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

NOVEMBER 1, 2009   19

JPMorgan SmartRetirement 2025 Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2030 FundSM

Class/Ticker: A/JSMAX; C/JSMCX; Select/JSMSX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.19	0.18	0.18
Total Other Expenses	0.44	0.43	0.43
Acquired Fund Fees and Expenses (Underlying Fund)	0.81	0.81	0.81
Total Annual Fund Operating Expenses	1.50	1.99	1.24
Fee Waivers and/or Expense Reimbursements[1]	(0.40)	(0.24)	(0.24)
Net Expenses[1]	1.10	1.75	1.00

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.29%, 0.94% and 0.19% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

NOVEMBER 1, 2009   21

JPMorgan SmartRetirement 2030 Fund (continued)

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	557	865	1,195	2,127
CLASS C SHARES ($)	278	601	1,051	2,297
SELECT CLASS SHARES ($)	102	370	658	1,479

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	557	865	1,195	2,127
CLASS C SHARES ($)	178	601	1,051	2,297
SELECT CLASS SHARES ($)	102	370	658	1,479

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2030 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2030 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

22   JPMORGAN SMARTRETIREMENT FUNDS

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2030 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2030 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	4.47%
Worst Quarter	4th quarter, 2008	–19.02%

The Fund’s year-to-date total return through 9/30/09 was 26.21%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(33.78)%	(8.93)%
Return After Taxes on Distributions	(34.65)	(10.07)
Return After Taxes on Distributions and Sale of Fund Shares	(21.16)	(7.66)

CLASS A
Return Before Taxes	(36.88)	(10.74)

CLASS C
Return Before Taxes	(35.28)	(9.63)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2030 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(33.98)	(8.61)

LIPPER MIXED-ASSET TARGET 2030 FUNDS AVERAGE
(Reflect No Deduction for Taxes)	(36.34)	(10.69)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

NOVEMBER 1, 2009   23

JPMorgan SmartRetirement 2030 Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2035 FundSM

Class/Ticker: A/SRJAX; C/SRJCX; Select/SRJSX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.23	0.25	0.25
Total Other Expenses	0.48	0.50	0.50
Acquired Fund Fees and Expenses (Underlying Fund)	0.83	0.83	0.83
Total Annual Fund Operating Expenses	1.56	2.08	1.33
Fee Waivers and/or Expense Reimbursements[1]	(0.44)	(0.31)	(0.31)
Net Expenses[1]	1.12	1.77	1.02

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.29%, 0.94% and 0.19% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	559	879	1,222	2,187
CLASS C SHARES ($)	280	622	1,090	2,386
SELECT CLASS SHARES ($)	104	391	699	1,574

NOVEMBER 1, 2009   25

JPMorgan SmartRetirement 2035 Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	559	879	1,222	2,187
CLASS C SHARES ($)	180	622	1,090	2,386
SELECT CLASS SHARES ($)	104	391	699	1,574

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 55% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2035 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2035 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

26   JPMORGAN SMARTRETIREMENT FUNDS

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2035 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2035 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–2.05%
Worst Quarter	4th quarter, 2008	–19.18%

The Fund’s year-to-date total return through 9/30/09 was 27.11%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(34.56)%	(24.59)%
Return After Taxes on Distributions	(34.91)	(25.34)
Return After Taxes on Distributions and Sale of Fund Shares	(22.18)	(20.75)

CLASS A
Return Before Taxes	(37.70)	(27.23)

CLASS C
Return Before Taxes	(36.05)	(25.17)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2035 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(27.06)

LIPPER MIXED-ASSET TARGET 2035 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(37.18)	(27.02)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

NOVEMBER 1, 2009   27

JPMorgan SmartRetirement 2035 Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

28   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2040 FundSM

Class/Ticker: A/SMTAX; C/SMTCX; Select/SMTSX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.21	0.21	0.21
Total Other Expenses	0.46	0.46	0.46
Acquired Fund Fees and Expenses (Underlying Fund)	0.83	0.83	0.83
Total Annual Fund Operating Expenses	1.54	2.04	1.29
Fee Waivers and/or Expense Reimbursements[1]	(0.42)	(0.27)	(0.27)
Net Expenses[1]	1.12	1.77	1.02

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.29%, 0.94% and 0.19% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	559	875	1,214	2,168
CLASS C SHARES ($)	280	614	1,073	2,347
SELECT CLASS SHARES ($)	104	382	682	1,533

NOVEMBER 1, 2009   29

JPMorgan SmartRetirement 2040 Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	559	875	1,214	2,168
CLASS C SHARES ($)	180	614	1,073	2,347
SELECT CLASS SHARES ($)	104	382	682	1,533

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2040 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2040 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk. There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks. Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

30   JPMORGAN SMARTRETIREMENT FUNDS

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, (formerly Lehman Brothers U.S. Aggregate Index) broad-based securities market indices, the SmartRetirement 2040 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2040 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	4.57%
Worst Quarter	4th quarter, 2008	–19.46%

The Fund’s year-to-date total return through 9/30/09 was 26.71%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(34.72)%	(9.36)%
Return After Taxes on Distributions	(35.59)	(10.51)
Return After Taxes on Distributions and Sale of Fund Shares	(21.72)	(8.00)

CLASS A
Return Before Taxes	(37.74)	(11.15)

CLASS C
Return Before Taxes	(36.16)	(10.04)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2040 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(9.16)

LIPPER MIXED-ASSET TARGET 2040 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(37.97)	(11.65)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

NOVEMBER 1, 2009   31

JPMorgan SmartRetirement 2040 Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimum

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

32   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2045 FundSM

Class/Ticker: A/JSAAX; C/JSACX; Select/JSASX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.47	0.46	0.49
Total Other Expenses	0.72	0.71	0.74
Acquired Fund Fees and Expenses (Underlying Fund)	0.84	0.84	0.84
Total Annual Fund Operating Expenses	1.81	2.30	1.58
Fee Waivers and/or Expense Reimbursements[1]	(0.68)	(0.52)	(0.55)
Net Expenses[1]	1.13	1.78	1.03

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.29%, 0.94% and 0.19% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	560	931	1,325	2,428
CLASS C SHARES ($)	281	669	1,183	2,596
SELECT CLASS SHARES ($)	105	445	808	1,832

NOVEMBER 1, 2009   33

JPMorgan SmartRetirement 2045 Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	560	931	1,325	2,428
CLASS C SHARES ($)	181	669	1,183	2,596
SELECT CLASS SHARES ($)	105	445	808	1,832

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 60% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2045 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2045 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk. There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks. Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

34   JPMORGAN SMARTRETIREMENT FUNDS

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, (formerly Lehman Brothers U.S. Aggregate Index) broad-based securities market indices, the SmartRetirement 2045 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2045 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–1.76%
Worst Quarter	4th quarter, 2008	–19.20%

The Fund’s year-to-date total return through 9/30/09 was 27.13%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(33.56)%	(23.95)%
Return After Taxes on Distributions	(33.94)	(24.72)
Return After Taxes on Distributions and Sale of Fund Shares	(21.52)	(20.23)

CLASS A
Return Before Taxes	(36.78)	(26.63)

CLASS C
Return Before Taxes	(35.08)	(24.54)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2045 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(27.06)

LIPPER MIXED-ASSET TARGET 2045 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(38.02)	(27.67)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

NOVEMBER 1, 2009   35

JPMorgan SmartRetirement 2045 Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

36   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2050 FundSM

Class/Ticker: A/JTSAX; C/JTSCX; Select/JTSSX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the JPMorgan SmartRetirement Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 61 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price	4.50%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE*	1.00%	NONE

*	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares” on page 61 of the Prospectus.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	NONE	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25%	0.75%	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25%
Remainder of Other Expenses	0.63	0.64	0.63
Total Other Expenses	0.88	0.89	0.88
Acquired Fund Fees and Expenses (Underlying Fund)	0.84	0.84	0.84
Total Annual Fund Operating Expenses	1.97	2.48	1.72
Fee Waivers and/or Expense Reimbursements[1]	(0.84)	(0.70)	(0.69)
Net Expenses[1]	1.13	1.78	1.03

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.29%, 0.94% and 0.19% of the average daily net assets of the Class A, Class C and Select Class Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	560	963	1,390	2,578
CLASS C SHARES ($)	281	706	1,258	2,763
SELECT CLASS SHARES ($)	105	475	869	1,973

NOVEMBER 1, 2009   37

JPMorgan SmartRetirement 2050 Fund (continued)

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	560	963	1,390	2,578
CLASS C SHARES ($)	181	706	1,258	2,763
SELECT CLASS SHARES ($)	105	475	869	1,973

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 66% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2050 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2050 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk. There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks. Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

38   JPMORGAN SMARTRETIREMENT FUNDS

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2050 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2050 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–1.62%
Worst Quarter	4th quarter, 2008	–19.11%

The Fund’s year-to-date total return through 9/30/09 was 26.97%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(33.61)%	(23.91)%
Return After Taxes on Distributions	(34.08)	(24.66)
Return After Taxes on Distributions and Sale of Fund Shares	(21.57)	(20.23)

CLASS A
Return Before Taxes	(36.74)	(26.54)

CLASS C
Return Before Taxes	(35.17)	(24.52)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2050 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(27.06)

LIPPER MIXED-ASSET TARGET 2050 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(38.85)	(28.08)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

NOVEMBER 1, 2009   39

JPMorgan SmartRetirement 2050 Fund (continued)

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

40   JPMORGAN SMARTRETIREMENT FUNDS

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I (the Trust) and is managed by JPMIM. The underlying funds are managed by JPMIM, JPMorgan Investment Advisors Inc. (JPMIA) or Security Capital Research & Management Incorporated (SC-R&M). JPMIA and SC-R&M are under common control with JPMIM. Highbridge Capital Management, LLC (HCM) is the sub-adviser to the Highbridge Statistical Market Neutral Fund. HCM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc. JF International Management Inc. (JFIMI) is the sub-adviser to the JPMorgan China Region Fund and the JPMorgan India Fund. JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (ASIA) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. As a result, these advisers are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are “Funds of Funds.” Each Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., J.P. Morgan Funds). The Funds are designed to provide exposure to a variety of asset classes including U.S. large cap, mid cap, and small cap equities, REITs, international and emerging markets equities, U.S. fixed income securities, emerging markets debt securities, high yield, market neutral strategies and money market instruments. Exposure and diversification to such asset classes is achieved by investing in the other J.P. Morgan Funds (the underlying funds) as well as by investing directly in securities and other financial instruments, including derivatives, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC). A brief description of these underlying J.P. Morgan Funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of investments by focusing on securities that the Adviser believes would outperform the Funds’ benchmarks and peer group over the long term.

All of the JPMorgan SmartRetirement Funds except the JPMorgan SmartRetirement Income Fund (the Target Date Funds) are designed for investors who expect to retire near the applicable target retirement date (for example, 2015 for the JPMorgan SmartRetirement 2015 Fund). The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or expect to retire soon.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. Each Fund’s investment objective is fundamental, although over time, each Target Date Fund’s investment objective migrates from seeking total return to seeking current income and some capital appreciation as the Target Date Fund approaches its target date. All other fundamental policies are specifically identified in the Statement of Additional Information.

Glide Path.  JPMIM uses a strategic asset allocation strategy for each of the Target Date Funds that changes over time as a Fund approaches its target retirement date. This is known as the “Glide Path.” As a Fund approaches its target retirement date, each Target Date Fund’s investment objective migrates from seeking total return to current income. It is anticipated that each Fund’s target asset allocation will approximate that of the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event, no later than 5 years after the target retirement date. Once a Target Date Fund’s asset allocation is substantially the same as the JPMorgan SmartRetirement Income Fund, the Target Date Fund may combine with the JPMorgan SmartRetirement Income Fund upon approval of the Board of Trustees of the Trust. The Target Date Funds are “to” funds rather than “through” funds.

WHAT IS THE DIFFERENCE BETWEEN A “THROUGH” AND “TO” TARGET DATE FUND?

A “through” target date fund has a longer Glide Path that goes beyond the retirement year. “Through” funds are designed for investors with longer investment horizons that go 10 to 20 years past their retirement age. These funds are more aggressive in their allocations to equities at retirement than “to” funds, and become more conservative over a longer period of time after retirement. A “to” target date fund treats the target date as the end point of the Glide Path. These funds reach their most conservative allocation close to the target retirement year. The JPMorgan SmartRetirement Funds (other than the JPMorgan SmartRetirement Income Fund) are “to” target date funds and are designed for investors who are seeking current income and some capital appreciation rather than continuing to seek total return on their retirement date.

NOVEMBER 1, 2009   41

More About the Funds (continued)

Target Allocations.  For each JPMorgan SmartRetirement Fund, the Adviser sets a target asset allocation among J.P. Morgan Funds. For each Target Date Fund, the Adviser generally establishes the target asset allocation among the underlying funds on an annual basis. However, the Adviser may make tactical changes to the asset allocation model and target asset allocations and ranges or shift investments among the underlying funds when it believes it is beneficial to a Fund or may maintain the target allocation for longer periods of time.

For each Fund, the target asset allocation among types of underlying funds as of November 1, 2009 is set forth below.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

42   JPMORGAN SMARTRETIREMENT FUNDS

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

NOVEMBER 1, 2009   43

More About the Funds (continued)

The Adviser may make changes to the target asset allocation within the ranges indicated below.

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	16.0%	0–30%	19.2%	6–36%
U.S. Small/Mid Cap Equity Funds	3.0	0–10	3.8	0–10
REIT Funds	4.0	0–10	4.8	0–20
International Equity Funds	8.0	0–23	9.6	0–27
Emerging Markets Equity Funds	2.0	0–5	2.4	0–10
U.S. Fixed Income Funds	45.0	30–90	43.0	20–80
Emerging Markets Debt Funds	4.5	0–15	4.3	0–15
High Yield Fixed Income Funds	7.5	0–15	6.9	0–15
Money Market Funds/Cash and Cash Equivalents	10.0	0–20	6.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	26.0%	12–42%	31.0%	17–47%
U.S. Small/Mid Cap Equity Funds	5.6	0–20	7.1	0–20
REIT Funds	6.2	0–20	6.7	0–20
International Equity Funds	13.0	0–30	15.5	0–30
Emerging Markets Equity Funds	3.2	0–10	3.7	0–10
U.S. Fixed Income Funds	36.4	20–60	27.4	10–50
Emerging Markets Debt Funds	3.8	0–15	3.3	0–15
High Yield Fixed Income Funds	5.8	0–15	5.3	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	35.4%	20–50%	38.9%	20–55%
U.S. Small/Mid Cap Equity Funds	8.4	0–20	9.4	0–20
REIT Funds	7.2	0–20	7.7	0–20
International Equity Funds	17.8	5–35	19.8	5–35
Emerging Markets Equity Funds	4.2	0–10	4.7	0–10
U.S. Fixed Income Funds	19.4	0–40	12.9	0–40
Emerging Markets Debt Funds	2.8	0–15	2.3	0–15
High Yield Fixed Income Funds	4.8	0–15	4.3	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

44   JPMORGAN SMARTRETIREMENT FUNDS

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	41.0%	25–55%	41.0%	25–55%
U.S. Small/Mid Cap Equity Funds	10.0	0–20	10.0	0–20
REIT Funds	8.0	0–20	8.0	0–20
International Equity Funds	21.0	5–35	21.0	5–35
Emerging Markets Equity Funds	5.0	0–10	5.0	0–10
U.S. Fixed Income Funds	9.0	0–40	9.0	0–40
Emerging Markets Debt Funds	2.0	0–15	2.0	0–15
High Yield Fixed Income Funds	4.0	0–15	4.0	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	41.0%	25–55%	41.0%	25–55%
U.S. Small/Mid Cap Equity Funds	10.0	0–20	10.0	0–20
REIT Funds	8.0	0–20	8.0	0–20
International Equity Funds	21.0	5–35	21.0	5–35
Emerging Markets Equity Funds	5.0	0–10	5.0	0–10
U.S. Fixed Income Funds	9.0	0–40	9.0	0–40
Emerging Markets Debt Funds	2.0	0–15	2.0	0–15
High Yield Fixed Income Funds	4.0	0–15	4.0	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

NOVEMBER 1, 2009   45

More About the Funds (continued)

Each of the JPMorgan SmartRetirement Funds may invest in any of the following underlying J.P. Morgan Funds within the following ranges, subject to changes as described above.

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–20%	0–25%	0–32%	0–40%	0–46%
JPMorgan Equity Income Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Equity Index Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid America Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Equity Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Value Discovery Fund*	0–20	0–25	0–32	0–40	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–46%	0–46%	0–46%	0–46%	0–46%
JPMorgan Equity Income Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Equity Index Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid America Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Equity Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Value Discovery Fund*	0–46	0–46	0–46	0–46	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

*	The JPMorgan Value Discovery Fund has commenced operations, but as of the date of this prospectus, is not open to the public.

46   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Dynamic Small Cap Growth Fund	0–10%	0–10%	0–20%	0–20%	0–20%
JPMorgan Growth Advantage Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–10	0–10	0–20	0–20	0–20

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Dynamic Small Cap Growth Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Growth Advantage Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–20	0–20	0–20	0–20	0–20

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More About the Funds (continued)

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–10%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–10	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–10	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–5	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Core Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Core Plus Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Government Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Limited Duration Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Mortgage-Backed Securities Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Real Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Short Term Bond Fund II	0–90	0–80	0–60	0–50	0–40
JPMorgan Total Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Treasury & Agency Fund	0–90	0–80	0–60	0–50	0–40

48   JPMORGAN SMARTRETIREMENT FUNDS

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–20	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–10	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Core Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Core Plus Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Government Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Limited Duration Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Mortgage-Backed Securities Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Real Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Short Term Bond Fund II	0–40	0–40	0–40	0–40	0–40
JPMorgan Total Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Treasury & Agency Fund	0–40	0–40	0–40	0–40	0–40

NOVEMBER 1, 2009   49

More About the Funds (continued)

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–20	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–10	0–10	0–10	0–10	0–10

50   JPMORGAN SMARTRETIREMENT FUNDS

The Funds invest in Class R5 Shares to the extent that they are available. However, many of the underlying funds currently do not have Class R5 Shares. As a result, the Funds may invest in Institutional Class Shares of the underlying funds, or to the extent that an underlying fund does not have Institutional Class Shares, the Funds may invest in Select Class Shares of an underlying fund. Institutional Class Shares and Select Class Shares have higher expenses than Class R5 Shares. To the extent that the Funds invest in underlying funds without Class R5 Shares, the Funds’ total expenses will be higher. Additional J.P. Morgan Funds may be added to the list of underlying funds from time to time.

Direct Investments in Securities and Financial Instruments. The JPMorgan SmartRetirement Funds invest in J.P. Morgan Funds and cash and cash equivalents. The Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest directly in securities and other financial instruments, such as futures, swaps and other derivatives, in lieu of the underlying funds to gain exposure to, or to overweight or underweight allocations, among various sectors and markets. For temporary defensive purposes or to respond to unusual market conditions or large cash flows, the Funds may invest up to 40% of their total assets directly in securities and may invest all or most of their assets in cash or cash equivalents. Under ordinary circumstances, the Funds will not invest more than 20% of their total assets directly in securities.

INVESTMENT RISKS

The JPMorgan SmartRetirement Funds invest in a variety of other J.P. Morgan Funds. The J.P. Morgan Funds in which the Funds may invest are referred to in this prospectus as the “underlying funds.” The main risks associated with investing in the JPMorgan SmartRetirement Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the JPMorgan SmartRetirement Funds and the risks associated with the underlying funds are described below.

Investment Risk.  JPMorgan SmartRetirement Funds are subject to investment risk, including stock and fixed income market risk. These markets may be volatile causing a Fund’s share price to drop and an investor to lose money. The Target Date Funds become more conservative over time meaning they allocate more of their assets to fixed income investments than equity investments as they near the target retirement date. Despite the more conservative allocation, the Target Date Funds and JPMorgan SmartRetirement Income Fund will continue to be exposed to market risk, including stock market risk and the share price of a Fund may decline even after a Fund’s allocation is at its most conservative. In determining whether to invest in a JPMorgan SmartRetirement Fund, investors should consider their estimated retirement date, retirement needs and expectations, and risk tolerance. JPMorgan SmartRetirement Funds are not a complete retirement program and there is no guarantee that the Funds will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. Each JPMorgan SmartRetirement Fund invests in underlying J.P. Morgan Funds as a primary strategy, so each Fund’s performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in a Fund benefit the Adviser and/or its affiliates.

Derivatives Risk.  The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund or underlying fund, and the cost of such strategies may reduce the Fund’s or underlying fund’s returns. Derivatives also expose the Fund and underlying fund to the credit risk of the derivative counterparty. In addition, the Fund or underlying fund may use derivatives for non-hedging purposes, which increases the Fund’s or underlying fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be more volatile than if the Fund or underlying fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s or underlying fund’s portfolio securities. Registered investment companies such as the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund’s realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax return.

NOVEMBER 1, 2009   51

More About the Funds (continued)

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Securities and Financial Instruments Risks.  JPMorgan SmartRetirement Funds may invest directly in securities and other financial instruments, such as derivatives. The intention of doing so is to gain exposure to, or to overweight or underweight their investments, among various sectors or markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk). Depending on the type of security or instrument, the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

High Yield Securities Risk. Some of the underlying funds may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Loan Risk. Some of the underlying funds may invest in loan assignments and participations and commitments to purchase loan assignments (Loans) including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, an underlying fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the underlying fund will limit its investments in illiquid securities to no more than 15% of the underlying fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the underlying fund. Because some Loans that the underlying fund invests in may have a more limited secondary market, liquidity risk is more pronounced for an underlying fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the underlying fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, an underlying fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict an underlying fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the Adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Interest Rate Risk. Some of the underlying funds invest in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these underlying funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the underlying funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Funds. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to

52   JPMORGAN SMARTRETIREMENT FUNDS

sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Mortgage-Related and Other Asset-Backed Securities Risk. Some of the underlying funds invest in mortgage-related and asset-backed securities. These securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the underlying fund invests may be more volatile and may be subject to higher risk of nonpayment.

Some of the underlying funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive to changes in interest rates and to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Foreign Securities and Emerging Market Risks. Because the underlying funds may invest in securities of foreign issuers, investments in such underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund’s yield on those securities would be decreased.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

Strategy Risk. A main investment strategy of six of the underlying funds, the Market Neutral Fund, the Multi-Cap Market Neutral Fund, the Intrepid Plus Fund, the U.S. Large Cap Core Plus Fund, the U.S. Large Cap Value Plus Fund and the Highbridge Statistical Market Neutral Fund, is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the

NOVEMBER 1, 2009   53

More About the Funds (continued)

intended results. There is no guarantee that the use of long and short positions will succeed in limiting the underlying fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by these six Funds involves complex securities transactions, including short sales, that involve risks different than direct equity investments. Some of the other underlying funds also use short sales. The use of short sales may result in these underlying funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than they would if they did not engage in such short sales.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Government Securities Risk. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Non-Diversified Risk. Certain of the underlying funds are non-diversified and they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the underlying funds’ shares being more sensitive to the economic results of those issuing the securities.

Inflation-Linked Securities Risk. One of the underlying funds, the Real Return Fund, invests a significant portion of its assets in inflation-linked securities. Inflation-linked securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest is adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the underlying fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Real Return Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Securities Lending Risk. Some of the underlying funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an underlying fund’s loans are concentrated with a single or limited number of borrowers. In addition, an underlying fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the underlying fund’s investments of the cash collateral declines below the amount owed to a borrower, an underlying fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the underlying fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the underlying fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities.

High Portfolio Turnover Risk. The techniques and strategies contemplated by some of the underlying funds are expected to result in a high degree of portfolio turnover. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (e.g. over 100%) may involve correspondingly greater expenses to the underlying funds, including brokerage commissions or dealer mark-ups and other

54   JPMORGAN SMARTRETIREMENT FUNDS

transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely impact the underlying fund’s after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect an underlying fund’s performance.

Redemption Risk. The underlying fund may need to sell its holdings in order to meet shareholder redemption requests. The underlying fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities an underlying fund wishes to or is required to sell are illiquid. The underlying fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Expenses of Underlying Funds. The percentage of each JPMorgan SmartRetirement Fund’s assets that will be allocated to each of the underlying funds may be changed from time to time by JPMIM within the parameters set forth in this prospectus. In addition, new J.P. Morgan Funds may be added to the list of underlying funds from time to time. To the extent that the allocations among the underlying funds are changed, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Funds may increase or decrease.

The JPMorgan SmartRetirement Funds invest in Class R5 Shares of the underlying funds to the extent they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. The shares of the underlying funds in which the JPMorgan SmartRetirement Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement” in the Annual Fund Operating Expenses table.

For more information about risks associated with the types of investments that the Funds purchase, please read “Risk/Return Summaries” and the Statement of Additional Information.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information. For more information about risks associated with the types of investments that the Funds purchase, please read “Risk Return Summaries” and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

NOVEMBER 1, 2009   55

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among

56   JPMORGAN SMARTRETIREMENT FUNDS

the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements.

Each share class has different sales charges and/or expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

NOVEMBER 1, 2009   57

How to Do Business with the Funds (continued)

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirements to purchase Select Class Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 121-b fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of the Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of the Fund’s direct investments in securities and other financial instruments. The market value of an underlying fund’s investments and the Funds’ direct investments in securities and other financial instruments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s or an underlying fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the J.P. Morgan Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan

58   JPMORGAN SMARTRETIREMENT FUNDS

Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you.

Decide how much you want to invest.

Class A and Class C Shares are subject to a $500 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available for Class A and Class C Shares under the Systematic Investment Plan. See “Purchasing Fund Shares — In which shares can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

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How to Do Business with the Funds (continued)

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. E.T. on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $500 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

60   JPMORGAN SMARTRETIREMENT FUNDS

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables below shows the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “Management of the Funds.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS1

Amount of Purchases	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less Than $100,000	4.50	4.71	4.05
$100,000 to $249,999	3.50	3.63	3.05
$250,000 to $499,999	2.50	2.56	2.05
$500,000 to $999,999	2.00	2.04	1.60
$1,000,000 or more*	None	None	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1,000,000 or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. These charges apply, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

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4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent:  In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combine balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent. and pay the same sales charge on Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of

62   JPMORGAN SMARTRETIREMENT FUNDS

Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganizations of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

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Class C Shares

Class C Shares are offered at NAV per share, without any up front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No CDSC is imposed on redemptions of Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Redemptions made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such death or disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received with the plan of reorganization.

8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

64   JPMORGAN SMARTRETIREMENT FUNDS

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 for Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another J.P. Morgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

For the Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot

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have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Funds or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class C Shares of a Fund for Class C Shares, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes, before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

66   JPMORGAN SMARTRETIREMENT FUNDS

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, for Class A and Class C Shares only.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class C CDSC. Your current balance in a

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Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

68   JPMORGAN SMARTRETIREMENT FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gain from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each quarter. Dividends are distributed on the first business day of the next month after they are declared. Each Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear if Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear if Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

A Fund or an underlying fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund or an underlying fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund or an underlying fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund or an underlying fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

NOVEMBER 1, 2009   69

Shareholder Information (continued)

A Fund or an underlying fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund or an underlying fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Each of the Funds will disclose the complete holdings list and the percentage that each of the underlying funds represents of the Fund’s total assets as of the most recent month end online

70   JPMORGAN SMARTRETIREMENT FUNDS

at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2009   71

Management of the Funds

The Adviser, Administrator and Distributor

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Columbus, Ohio 43240) provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the underlying funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (245 Park Avenue, New York, NY 10167) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for each Fund is included in that Fund’s semi-annual report for the six-month period ended December 31.

Advisory Fees

JPMIM does not charge an investment advisory fee for its services to the Funds, although it and its affiliates receive investment advisory fees from the underlying funds.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries, that provide shareholder, sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Fund Managers

The Funds are managed by JPMIM’s Global Multi-Asset Group (GMAG). The members of the GMAG team responsible for management and oversight of the Funds are Jeffery A. Geller, Anne Lester, Pat Jakobson, and Michael Schoenhaut. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Jakobson, and Mr. Schoenhaut and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund, which is comprised of the underlying equity and fixed income strategies. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of GMAG and has had investment oversight responsibility for the Funds since 2008. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester, Managing Director, has been an employee of JPMIM since 1992, a member of GMAG since 2000, and a portfolio manager of the Funds since their inception. Mr. Jakobson, Managing Director, joined JPMIM in 1987, has served as a portfolio manager for JPMIM’s global asset allocation and balanced portfolios since 1995, and has been a portfolio manager of the Funds since their inception. Mr. Schoenhaut, Vice President and a CFA charterholder, has been an employee of JPMIM since 1997 and a portfolio manager of the Funds since their inception.

JPMIM, JPMIA, and SC-R&M serve as the advisers, and certain affiliates serve as sub-advisers, to the underlying funds, for which they receive a fee.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

72   JPMORGAN SMARTRETIREMENT FUNDS

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NOVEMBER 1, 2009   73

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ financial performance for the last one through five years or the periods of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements are incorporated by reference in the Statement of Additional Information, which is available on request.

The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2009	$14.75	$0.47	(g)	$(1.56)	$(1.09)	$(0.47)	$(0.23)	$(0.70)
Year Ended June 30, 2008	15.98	0.59	(g)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)
Year Ended June 30, 2007	14.88	0.62	(g)	0.94	1.56	(0.46)	— (h)	(0.46)
May 15, 2006(i) through June 30, 2006	15.00	0.10		(0.13)	(0.03)	(0.09)	—	(0.09)

Class C
Year Ended June 30, 2009	14.75	0.43	(g)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2008	15.98	0.52	(g)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(g)	0.97	1.47	(0.37)	— (h)	(0.37)
May 15, 2006(i) through June 30, 2006	15.00	0.08		(0.12)	(0.04)	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2009	14.76	0.51	(g)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2008	15.98	0.61	(g)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)
Year Ended June 30, 2007	14.88	0.62	(g)	0.97	1.59	(0.49)	— (h)	(0.49)
May 15, 2006(i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

74   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.96	(7.13)%	$4,910	0.42%	3.68%	0.62%	63%
14.75	(3.27)	1,857	0.42	3.82	0.56	38
15.98	10.55	134	0.42	3.91	1.02	38
14.88	(0.19)	25	0.41	5.10	0.73	1

12.95	(7.64)	418	0.92	3.32	1.11	63
14.75	(3.75)	315	0.92	3.38	1.06	38
15.98	9.98	73	0.92	3.18	1.45	38
14.88	(0.25)	25	0.91	4.61	1.19	1

12.96	(6.99)	11,569	0.17	4.01	0.37	63
14.76	(3.02)	10,104	0.17	3.93	0.31	38
15.98	10.80	3,455	0.17	3.88	0.46	38
14.88	(0.15)	100	0.17	5.35	0.52	1

NOVEMBER 1, 2009   75

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2010 Fund
Class A
Year Ended June 30, 2009	$14.67	$0.46	(h)	$(2.06)	$(1.60)	$(0.42)	$(0.29)	$(0.71)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)
May 15, 2006(g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2009	14.65	0.41	(h)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)
May 15, 2006(g) through June 30, 2006	15.00	0.07		(0.15)	(0.08)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2009	14.66	0.48	(h)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)
May 15, 2006(g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

76   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.36	(10.62)%	$8,850	0.43%	3.74%	0.67%	63%
14.67	(5.01)	4,806	0.43	3.37	0.62	31
16.22	12.85	2,622	0.43	3.15	0.56	27
14.88	(0.47)	25	0.43	4.60	0.80	2

12.35	(10.95)	424	0.93	3.38	1.17	63
14.65	(5.49)	194	0.93	3.67	1.15	31
16.21	12.28	32	0.93	2.63	1.08	27
14.88	(0.53)	25	0.93	3.99	1.25	2

12.36	(10.36)	35,148	0.18	3.90	0.41	63
14.66	(4.81)	32,554	0.18	3.81	0.39	31
16.22	13.12	10,400	0.18	3.31	0.31	27
14.88	(0.44)	100	0.18	4.72	0.51	2

NOVEMBER 1, 2009   77

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2009	$14.67	$0.40	(g)	$(2.57)	$(2.17)	$(0.36)	$(0.33)	$(0.69)
Year Ended June 30, 2008	16.56	0.46	(g)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)
Year Ended June 30, 2007	14.83	0.41	(g)	1.83	2.24	(0.50)	(0.01)	(0.51)
May 15, 2006(h) through June 30, 2006	15.00	0.07		(0.19)	(0.12)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2009	14.65	0.37	(g)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)
Year Ended June 30, 2008	16.57	0.42	(g)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(g)	1.85	2.16	(0.41)	(0.01)	(0.42)
May 15, 2006(h) through June 30, 2006	15.00	0.06		(0.19)	(0.13)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2009	14.67	0.42	(g)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)
Year Ended June 30, 2008	16.57	0.51	(g)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(g)	1.83	2.29	(0.54)	(0.01)	(0.55)
May 15, 2006(h) through June 30, 2006	15.00	0.08		(0.20)	(0.12)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

78   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.81	(14.49)%	$12,945	0.43%	3.41%	0.65%	50%
14.67	(6.74)	6,816	0.43	2.92	0.65	26
16.56	15.24	3,713	0.43	2.47	0.53	25
14.83	(0.82)	26	0.43	3.88	0.78	2

11.77	(14.89)	923	0.93	3.24	1.18	50
14.65	(7.27)	93	0.93	2.68	1.14	26
16.57	14.70	15	0.93	1.98	1.05	25
14.83	(0.88)	25	0.93	3.38	1.26	2

11.82	(14.23)	46,567	0.18	3.63	0.41	50
14.67	(6.56)	25,510	0.18	3.26	0.41	26
16.57	15.60	11,517	0.18	2.77	0.28	25
14.83	(0.79)	99	0.18	4.13	0.51	2

NOVEMBER 1, 2009   79

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2009	$14.68	$0.34	(g)	$(2.90)	$(2.56)	$(0.30)	$(0.38)	$(0.68)
Year Ended June 30, 2008	16.86	0.42	(g)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)
Year Ended June 30, 2007	14.78	0.37	(g)	2.17	2.54	(0.45)	(0.01)	(0.46)
May 15, 2006(h) through June 30, 2006	15.00	0.06		(0.23)	(0.17)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2009	14.69	0.30	(g)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.87	0.32	(g)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(g)	2.24	2.46	(0.37)	(0.01)	(0.38)
May 15, 2006(h) through June 30, 2006	15.00	0.05		(0.22)	(0.17)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2009	14.70	0.37	(g)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2008	16.88	0.45	(g)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(g)	2.22	2.59	(0.49)	(0.01)	(0.50)
May 15, 2006(h) through June 30, 2006	15.00	0.07		(0.23)	(0.16)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

80   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.44	(17.10)%	$20,941	0.43%	3.04%	0.66%	50%
14.68	(8.29)	10,863	0.43	2.65	0.68	27
16.86	17.38	2,049	0.43	2.21	0.52	36
14.78	(1.15)	54	0.43	5.17	0.77	6

11.43	(17.54)	1,643	0.93	2.64	1.16	50
14.69	(8.73)	435	0.93	2.03	1.15	27
16.87	16.76	169	0.93	1.37	1.02	36
14.79	(1.15)	33	0.93	3.42	1.27	6

11.46	(16.88)	76,989	0.18	3.26	0.41	50
14.70	(8.07)	61,177	0.18	2.83	0.43	27
16.88	17.68	20,483	0.18	2.22	0.27	36
14.79	(1.08)	99	0.18	3.55	0.51	6

NOVEMBER 1, 2009   81

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2009	$13.51	$0.30	(g)	$(2.92)	$(2.62)	$(0.23)	$(0.05)	$(0.28)
July 31, 2007(h) through June 30, 2008	15.00	0.40	(g)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2009	13.50	0.23	(g)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)
July 31, 2007(h) through June 30, 2008	15.00	0.31	(g)	(1.31)	(1.00)	(0.50)	—	(0.50)

Select Class
Year Ended June 30, 2009	13.52	0.31	(g)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)
July 31, 2007(h) through June 30, 2008	15.00	0.37	(g)	(1.27)	(0.90)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

82   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.61	(19.23)%	$5,921	0.44%	2.88%	0.69%	51%
13.51	(6.48)	1,983	0.44	3.06	0.53	33

10.61	(19.58)	926	0.94	2.20	1.21	51
13.50	(6.94)	264	0.94	2.32	1.53	33

10.62	(19.05)	29,554	0.19	3.10	0.46	51
13.52	(6.25)	2,206	0.19	2.79	0.55	33

NOVEMBER 1, 2009   83

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2009	$14.79	$0.25	(g)	$(3.53)	$(3.28)	$(0.23)	$(0.48)	$(0.71)
Year Ended June 30, 2008	17.32	0.29	(g)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)
Year Ended June 30, 2007	14.75	0.20	(g)	2.77	2.97	(0.40)	— (h)	(0.40)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2009	14.76	0.22	(g)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2008	17.31	0.22	(g)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2007	14.75	0.13	(g)	2.76	2.89	(0.33)	— (h)	(0.33)
May 15, 2006(i) through June 30, 2006	15.00	0.04		(0.26)	(0.22)	(0.03)	—	(0.03)

Select Class
Year Ended June 30, 2009	14.79	0.29	(g)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2008	17.32	0.35	(g)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)
Year Ended June 30, 2007	14.75	0.26	(g)	2.75	3.01	(0.44)	— (h)	(0.44)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

84   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.80	(21.71)%	$17,730	0.44%	2.36%	0.69%	52%
14.79	(10.27)	8,449	0.44	1.82	0.68	33
17.32	20.38	2,930	0.44	1.18	0.53	27
14.75	(1.40)	27	0.44	2.76	0.71	6

10.76	(22.07)	876	0.94	2.02	1.18	52
14.76	(10.78)	257	0.94	1.38	1.19	33
17.31	19.73	80	0.94	0.81	1.03	27
14.75	(1.47)	25	0.94	2.20	1.29	6

10.81	(21.52)	58,367	0.19	2.66	0.43	52
14.79	(10.03)	38,908	0.19	2.20	0.45	33
17.32	20.64	11,358	0.19	1.53	0.28	27
14.75	(1.37)	99	0.19	2.93	0.51	6

NOVEMBER 1, 2009   85

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2009	$13.29	$0.23	(h)	$(3.15)	$(2.92)	$(0.17)	$(0.03)	$(0.20)
July 31, 2007(g) through June 30, 2008	15.00	0.33	(h)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2009	13.29	0.17	(h)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)
July 31, 2007(g) through June 30, 2008	15.00	0.29	(h)	(1.51)	(1.22)	(0.49)	—	(0.49)

Select Class
Year Ended June 30, 2009	13.31	0.26	(h)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)
July 31, 2007(g) through June 30, 2008	15.00	0.26	(h)	(1.37)	(1.11)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

86   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.17	(21.85)%	$3,566	0.44%	2.33%	0.73%	55%
13.29	(8.01)	1,137	0.44	2.56	0.58	51

10.15	(22.22)	419	0.94	1.77	1.25	55
13.29	(8.43)	189	0.94	2.19	1.80	51

10.19	(21.69)	24,003	0.19	2.74	0.50	55
13.31	(7.74)	1,109	0.19	2.03	0.58	51

NOVEMBER 1, 2009   87

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2009	$14.72	$0.23	(g)	$(3.61)	$(3.38)	$(0.18)	$(0.52)	$(0.70)
Year Ended June 30, 2008	17.32	0.31	(g)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)
Year Ended June 30, 2007	14.76	0.23	(g)	2.75	2.98	(0.42)	— (h)	(0.42)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2009	14.71	0.18	(g)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.33	0.26	(g)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)
Year Ended June 30, 2007	14.76	0.13	(g)	2.78	2.91	(0.34)	— (h)	(0.34)
May 15, 2006(i) through June 30, 2006	15.00	0.04		(0.25)	(0.21)	(0.03)	—	(0.03)

Select Class
Year Ended June 30, 2009	14.74	0.26	(g)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2008	17.34	0.34	(g)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)
Year Ended June 30, 2007	14.76	0.26	(g)	2.77	3.03	(0.45)	— (h)	(0.45)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

88   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.64	(22.48)%	$12,946	0.44%	2.12%	0.71%	52%
14.72	(10.65)	9,084	0.44	1.92	0.72	36
17.32	20.45	1,089	0.44	1.33	0.54	25
14.76	(1.34)	26	0.43	2.73	0.72	6

10.60	(22.86)	493	0.94	1.68	1.21	52
14.71	(11.12)	277	0.94	1.59	1.21	36
17.33	19.84	56	0.94	0.82	1.03	25
14.76	(1.40)	25	0.94	2.17	1.28	6

10.66	(22.33)	27,195	0.19	2.49	0.46	52
14.74	(10.41)	19,182	0.19	2.10	0.48	36
17.34	20.80	5,192	0.19	1.55	0.29	25
14.76	(1.31)	99	0.19	2.93	0.51	6

NOVEMBER 1, 2009   89

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2009	$13.36	$0.23	(g)	$(3.08)	$(2.85)	$(0.20)	$(0.04)	$(0.24)
July 31, 2007(h) through June 30, 2008	15.00	0.30	(g)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Year Ended June 30, 2009	13.37	0.18	(g)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)
July 31, 2007(h) through June 30, 2008	15.00	0.19	(g)	(1.36)	(1.17)	(0.46)	—	(0.46)

Select Class
Year Ended June 30, 2009	13.37	0.26	(g)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)
July 31, 2007(h) through June 30, 2008	15.00	0.26	(g)	(1.33)	(1.07)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

90   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.27	(21.23)%	$1,001	0.44%	2.31%	0.97%	60%
13.36	(7.60)	296	0.44	2.27	2.28	37

10.28	(21.55)	49	0.94	1.74	1.46	60
13.37	(8.04)	30	0.94	1.40	3.55	37

10.29	(20.97)	5,123	0.19	2.74	0.74	60
13.37	(7.40)	412	0.19	2.01	2.14	37

NOVEMBER 1, 2009   91

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2009	$13.48	$0.23	(g)	$(3.16)	$(2.93)	$(0.18)	$(0.08)	$(0.26)
July 31, 2007(h) through June 30, 2008	15.00	(0.05	)(g)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Year Ended June 30, 2009	13.49	0.15	(g)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)
July 31, 2007(h) through June 30, 2008	15.00	0.22	(g)	(1.36)	(1.14)	(0.37)	—	(0.37)

Select Class
Year Ended June 30, 2009	13.49	0.25	(g)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)
July 31, 2007(h) through June 30, 2008	15.00	0.32	(g)	(1.36)	(1.04)	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

92   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.29	(21.59)%	$669	0.44%	2.39%	1.13%	66%
13.48	(7.41)	98	0.44	(0.41)	3.10	63

10.28	(21.97)	90	0.94	1.54	1.64	66
13.49	(7.81)	26	0.94	1.67	3.90	63

10.30	(21.46)	2,976	0.19	2.60	0.88	66
13.49	(7.15)	522	0.19	2.41	2.52	63

NOVEMBER 1, 2009   93

Legal Proceedings Relating to Banc One Investment Advisors Corporation and
Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the JPMorgan SmartRetirement Funds whose shares are offered in this prospectus. The following summary is provided because certain of the underlying funds are subject to the actions described below.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain underlying funds, possible late trading of certain underlying funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain underlying funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain underlying funds which were series of One Group Mutual Funds, now known as JPMorgan Trust II, in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of the foregoing matters may be filed against these and related parties in the future.

JPMorgan Investment Advisors Inc. serves as investment adviser to some of the underlying funds.

94   JPMORGAN SMARTRETIREMENT FUNDS

Appendix A — Underlying Funds

The following is a brief description of the principal investment policies of each of the underlying funds.

Highbridge Statistical Market Neutral Fund

Highbridge Statistical Market Neutral Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. The Fund purchases equity securities that Highbridge Capital Management, LLC, the sub-adviser, believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index. The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund’s performance of general stock market movements or sector swings. The Fund’s investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Asia Equity Fund

JPMorgan Asia Equity Fund seeks total return from long-term capital growth. The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of such issuers. The “Asian Region” includes but is not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes.

JPMorgan China Region Fund

JPMorgan China Region Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of companies in the China region or instruments that have similar economic characteristics. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China (including Hong Kong and Macau) (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies.

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan assignments and participations, and other debt securities (including foreign and emerging market debt securities) rated below investment grade (i.e., high yield or junk bonds.) As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. JPMIA will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities, that at the time of purchase, are rated investment grade or better or in securities that are unrated but are deemed by the adviser to be of comparable quality. The

NOVEMBER 1, 2009   95

Appendix A — Underlying Funds (continued)

balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent).

JPMorgan Disciplined Equity Fund

JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund primarily invests in common stock of large-and mid-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Dynamic Small Cap Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in emerging market debt investments. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the JPMorgan Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most countries of western Europe. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities.

JPMorgan Equity Income Fund

JPMorgan Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. The Fund’s investment strategy is to invest in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the adviser, JPMIA, believes to be their long-term investment value. The Fund may invest in common stock, preferred stock, REITs, preferred stock convertible to common stock, debt securities, depositary receipts and warrants and rights to buy common stock.

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor’s 500 Composite Stock Index (S&P 500 Index).1 The Fund invests in stocks included in the S&P 500 Index and also may invest in stock index futures and other equity derivatives. The Fund’s adviser, JPMIA, attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. Under normal circumstances, at least, 80% of the Fund’s net assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivatives instruments that provide exposure to stocks of such companies.

1	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

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JPMorgan Federal Money Market Fund

JPMorgan Federal Money Market Fund aims to provide current income while still preserving capital and maintaining liquidity. Under normal conditions, the Fund invests its assets exclusively in (1) obligations of the U.S. Treasury, including Treasury bills, bonds and notes and (2) debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States. Such securities include, without limitation, securities guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by private entities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities, including those issued by Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the Adviser’s discretion. Under normal circumstances, the Fund will invest at least 80% of its net assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks across all market capitalizations. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. The Fund invests in companies that the adviser believes have strong earnings growth potential.

JPMorgan High Yield Fund

JPMorgan High Yield Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan assignments and participations. Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Up to 20% of the Fund’s Assets may be invested in other securities, including investment grade securities. The Fund may invest up to 100% of its total assets in below investment grade or unrated securities.

JPMorgan India Fund

JPMorgan India Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Indian companies or instruments that have similar economic characteristics. An Indian company is any company: that is organized under the laws of, or has a principal office in India; the principal securities market for which is India; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in India; or at least 50% of the assets of which are located in India. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies.

JPMorgan International Equity Fund

JPMorgan International Equity Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of the value of its net assets in equity investments. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies or other countries in which it can invest.

JPMorgan International Equity Index Fund

JPMorgan International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley

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Appendix A — Underlying Funds (continued)

Capital International Europe, Australasia, Far East Gross Domestic Product Index (MSCI EAFE GDP Index).1 Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. The Fund’s adviser, JPMIM, attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. Most of the Fund’s assets will be denominated in foreign currencies.

1	“MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

JPMorgan International Realty Fund

JPMorgan International Realty Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its value in net assets in equity securities of REITs, including REITs with relatively small market capitalizations, and other real estate companies. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in the real estate sector.

JPMorgan International Value Fund

JPMorgan International Value Fund seeks to provide high total return from a portfolio of foreign company equity securities. The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization U.S. companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. The Fund invests primarily in a broad range of common stocks of companies within the Russell 1000 Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Intrepid European Fund

JPMorgan Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its net assets in equity securities of European issuers. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks, privately placed securities and REITs.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase,

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and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Growth Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Intrepid International Fund

JPMorgan Intrepid International Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, and warrants to buy common stocks.

JPMorgan Intrepid Japan Fund

JPMorgan Intrepid Japan Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of Japanese issuers. The Fund, may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund anticipates that most of its assets will be invested in securities traded on Japanese markets. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests primarily in common stocks of mid-cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase.

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Multi Cap Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 3000 Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Intrepid Plus Fund

JPMorgan Intrepid Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in long and short positions with respect to equity securities. The equity securities will primarily be common stock. The Fund will take long positions in equity securities the adviser, JPMIM, believes offer attractive return potential and sell short securities JPMIM believes will underperform. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Value Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large, well-established companies. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large companies, including common stocks,

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Appendix A — Underlying Funds (continued)

and debt and preferred stocks which are convertible to common stock. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund’s adviser, JPMIA, invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

JPMorgan Latin America Fund

JPMorgan Latin America Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in securities of Latin American issuers and other investments that are tied economically to Latin America. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The adviser, JPMIM, considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies.

JPMorgan Limited Duration Bond Fund

JPMorgan Limited Duration Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade debt securities. The Fund mainly invests in all types of investment grade debt securities or unrated securities which the Fund’s adviser, JPMIA, determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest as least 80% of its net assets in bonds. The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans.

JPMorgan Liquid Assets Money Market Fund

JPMorgan Liquid Assets Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests in high-quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Market Expansion Index Fund

JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1 The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges, as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. The Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Market Neutral Fund

JPMorgan Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index and/or the S&P 500 Index, in an effort to insulate the Fund’s performance from the effects of general stock market movements.

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JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund’s objective is long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests primarily in common stocks of mid cap companies which the adviser, JPMIA, believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies have market capitalizations between $1 billion and $20 billion at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Mortgage-Backed Securities Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages. Under normal circumstances, the Fund invests at least 80% of its net assets in mortgage-backed securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the Fund’s adviser, JPMIA, determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities, such as Ginnie Mae, Fannie Mae, and Freddie Mac, commercial mortgage securities, collateralized mortgage obligations and other securities representing an interest in or secured by mortgages. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax-exempt municipal securities and corporate debt securities.

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser, JPMIA, considers to be attractive and ‘short selling’ stocks that the adviser considers to be unattractive. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies.

JPMorgan Prime Money Market Fund

JPMorgan Prime Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital. The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Real Return Fund

JPMorgan Real Return Fund seeks to maximize inflation protected return. The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation-linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers. The Fund will utilize conventional fixed income strategies including duration management; credit sector; and yield curve management; and relative value trading.

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Appendix A — Underlying Funds (continued)

JPMorgan Realty Income Fund

JPMorgan Realty Income Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets and in any event under normal circumstances at least 80% of its net assets in equity securities of REITs, including REITs with relatively small market capitalization. The Fund may invest in both equity REITs and mortgage REITs.

JPMorgan Russia Fund

JPMorgan Russia Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Russian companies or instruments that have similar economic characteristics. The Fund may, to a lesser extent, invest in equity securities of companies located in the former Soviet Union countries other than Russia or instruments that have similar economic characteristics. A Russian company is any company: that is organized under the laws of, or has a principal office in Russia; the principal securities market for which is Russia, that derives at least 50% of its total revenues or profits from goods that are produced or sold; investments made, or services performed in Russia; or at least 50% of the assets of which are located in Russia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies. The Fund will primarily invest in a focused portfolio of depositary receipts.

JPMorgan Short Term Bond Fund II

JPMorgan Short Term Bond Fund II seeks a high level of income, consistent with preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM, the adviser, believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years.

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Core Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. The Fund invests primarily in common stock.

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of small capitalization companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a value-oriented approach. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Total Return Fund

The JPMorgan Total Return Fund seeks to provide high total return. The Fund mainly invests in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, and corporate debt securities that it believes have the potential to provide a high total return over time. These securities may be of any maturity. The Fund may use derivatives as substitutes for securities in which it can invest. The Fund may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Up to 35% of the Fund’s total assets may be invested in securities rated

102   JPMORGAN SMARTRETIREMENT FUNDS

below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund may invest in loan assignments and participations (loans) and commitments to purchase loan assignments (unfunded commitments) and may engage in short sales.

JPMorgan Treasury & Agency Fund

JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Under normal circumstances, the Fund will invest at least 80% of its net assets in Treasury and Agency Obligations.

JPMorgan U.S. Equity Fund

JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection.

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Government Money Market Fund seeks high current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in (1) debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or (2) repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities. Under normal circumstances, at least 80% of the value of the Fund’s net assets, which are expected to include both long and short positions, will consist of different U.S. securities selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000® Index and the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities. The Fund invests in the equity securities of real estate companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of publicly-traded real estate companies operating in the U.S. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in real estate). Real estate companies include equity and mortgage real estate investment trusts (REITs). The Fund does not invest in real estate directly. The Fund concentrates it investment in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in an industry or group of industries in the real estate sector.

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap U.S. companies. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to

NOVEMBER 1, 2009   103

Appendix A — Underlying Funds (continued)

those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in (1) obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and (2) repurchase agreements fully collateralized by U.S. Treasury securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. Equity securities in which the Fund primarily invests include common stocks and REITs.

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will be invested primarily in equity securities of large U.S. companies. These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations.

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Growth Fund seeks growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have growth characteristics. In selecting stocks, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have value characteristics. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the prospectus offering shares of the underlying fund. You can also find the same information online at www.jpmorganfunds.com.

104   JPMORGAN SMARTRETIREMENT FUNDS

HOW TO REACH US

If you want more information about the Funds, the following documents are free upon request and are available through the J.P. Morgan Funds’ website at www.jpmorganfunds.com:

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION?

You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-551-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-1520.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

(Investment Company Act File No. 811-21295)

©JPMorgan Chase & Co., 2009 All rights reserved. November 2009.

PR-SRACS-1109

Prospectus

JPMorgan SmartRetirement Funds

Institutional Class Shares

November 1, 2009

JPMorgan SmartRetirement Income Fund®	Ticker: JSIIX
JPMorgan SmartRetirement 2010 FundSM	Ticker: JSWIX
JPMorgan SmartRetirement 2015 FundSM	Ticker: JSFIX
JPMorgan SmartRetirement 2020 FundSM	Ticker: JTTIX
JPMorgan SmartRetirement 2025 FundSM	Ticker: JNSIX
JPMorgan SmartRetirement 2030 FundSM	Ticker: JSMIX
JPMorgan SmartRetirement 2035 FundSM	Ticker: SRJIX
JPMorgan SmartRetirement 2040 FundSM	Ticker: SMTIX
JPMorgan SmartRetirement 2045 FundSM	Ticker: JSAIX
JPMorgan SmartRetirement 2050 FundSM	Ticker: JTSIX

The Securities and Exchange Commission has not approved or disapproved the shares of these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan SmartRetirement Income Fund	1
JPMorgan SmartRetirement 2010 Fund	5
JPMorgan SmartRetirement 2015 Fund	9
JPMorgan SmartRetirement 2020 Fund	13
JPMorgan SmartRetirement 2025 Fund	17
JPMorgan SmartRetirement 2030 Fund	21
JPMorgan SmartRetirement 2035 Fund	25
JPMorgan SmartRetirement 2040 Fund	29
JPMorgan SmartRetirement 2045 Fund	33
JPMorgan SmartRetirement 2050 Fund	37
More About the Funds	41
Principal Investment Strategies	41
Fundamental Policies	41
Investment Risks	51
Temporary Defensive Positions	55
How to Do Business with the Funds	56
Purchasing Fund Shares	56
Shareholder Servicing Fees	59
Networking and Sub-Transfer Agency Fees	59
Exchanging Fund Shares	59
Redeeming Fund Shares	60
Shareholder Information	62
Distributions and Taxes	62
Shareholder Statements and Reports	63
Availability of Proxy Voting Record	63
Portfolio Holdings Disclosure	63
Management of the Funds	64
The Adviser, Administrator and Distributor	64
Advisory Fees	64
Additional Compensation to Financial Intermediaries	64
The Fund Managers	64
Financial Highlights	66
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	72
Appendix A — Underlying Funds	73
How to Reach Us	Back cover

JPMorgan SmartRetirement Income Fund®

Class/Ticker: Institutional/JSIIX

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.12
Total Other Expenses	0.22
Acquired Fund Fees and Expenses (Underlying Fund)	0.60
Total Annual Fund Operating Expenses	0.82
Fee Waivers and/or Expense Reimbursements[1]	(0.20)
Net Expenses[1]	0.62

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.02% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
63	242	435	995

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 63% of the average value of its portfolio.

NOVEMBER 1, 2009   1

JPMorgan SmartRetirement Income Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Income Fund® is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. Because the Fund is designed for investors who are retired or about to retire soon, the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) generally establishes a target allocation for the Fund on an annual basis that emphasizes fixed income funds and invests, to a lesser extent, in U.S. equity funds and other types of funds described above. In establishing the Fund’s allocation, the Adviser focuses on securities that the Adviser believes would outperform the Fund’s benchmarks and peer group over the long term. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

2   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement Income Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target Allocation Conservative Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	1st quarter, 2007	1.90%
Worst Quarter	4th quarter, 2008	–7.91%

The Fund’s year-to-date total return through 9/30/09 was 18.01%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(16.97)%	(2.58)%
Return After Taxes on Distributions	(18.26)	(3.99)
Return After Taxes on Distributions and Sale of Fund Shares	(10.58)	(2.77)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

SMARTRETIREMENT INCOME COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(13.55)	(0.66)

LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX
(Reflects No Deduction for Taxes)	(16.20)	(2.12)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   3

JPMorgan SmartRetirement Income Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2010 FundSM

Class/Ticker: Institutional/JSWIX

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.16
Total Other Expenses	0.26
Acquired Fund Fees and Expenses (Underlying Fund)	0.63
Total Annual Fund Operating Expenses	0.89
Fee Waivers and/or Expense Reimbursements[1]	(0.23)
Net Expenses[1]	0.66

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.03% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
67	261	471	1,075

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 63% of the average value of its portfolio.

NOVEMBER 1, 2009   5

JPMorgan SmartRetirement 2010 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2010 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2010 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

6   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement 2010 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2010 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	2.30%
Worst Quarter	4th quarter, 2008	–10.54%

The Fund’s year-to-date total return through 9/30/09 was 19.52%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(21.16)%	(4.06)%
Return After Taxes on Distributions	(22.42)	(5.50)
Return After Taxes on Distributions and Sale of Fund Shares	(13.20)	(3.95)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

SMARTRETIREMENT 2010 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(18.06)	(2.11)

LIPPER MIXED-ASSET TARGET 2010 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(24.56)	(5.16)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   7

JPMorgan SmartRetirement 2010 Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2015 FundSM

Class/Ticker: Institutional/JSFIX

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.15
Total Other Expenses	0.25
Acquired Fund Fees and Expenses (Underlying Fund)	0.69
Total Annual Fund Operating Expenses	0.94
Fee Waivers and/or Expense Reimbursements[1]	(0.22)
Net Expenses[1]	0.72

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.03% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
74	278	499	1,135

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 50% of the average value of its portfolio.

NOVEMBER 1, 2009   9

JPMorgan SmartRetirement 2015 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2015 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2015 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

10   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2015 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2015 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	2.91%
Worst Quarter	4th quarter, 2008	–13.53%

The Fund’s year-to-date total return through 9/30/09 was 22.03%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(25.57)%	(5.70)%
Return After Taxes on Distributions	(26.69)	(7.05)
Return After Taxes on Distributions and Sale of Fund Shares	(16.01)	(5.21)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2015 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(23.59)	(4.15)

LIPPER MIXED-ASSET TARGET 2015 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(28.02)	(5.99)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   11

JPMorgan SmartRetirement 2015 Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2020 FundSM

Class/Ticker: Institutional/JTTIX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.15
Total Other Expenses	0.25
Acquired Fund Fees and Expenses (Underlying Fund)	0.74
Total Annual Fund Operating Expenses	0.99
Fee Waivers and/or Expense Reimbursements[1]	(0.22)
Net Expenses[1]	0.77

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.03% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
79	293	526	1,193

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 50% of the average value of its portfolio.

NOVEMBER 1, 2009   13

JPMorgan SmartRetirement 2020 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2020 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2020 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

14   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2020 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2020 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	3.46%
Worst Quarter	4th quarter, 2008	–15.58%

The Fund’s year-to-date total return through 9/30/09 was 23.92%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(28.79)%	(6.94)%
Return After Taxes on Distributions	(29.87)	(8.31)
Return After Taxes on Distributions and Sale of Fund Shares	(18.02)	(6.23)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2020 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(27.78)	(5.76)

LIPPER MIXED-ASSET TARGET 2020 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(30.35)	(8.03)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   15

JPMorgan SmartRetirement 2020 Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2025 FundSM

Class/Ticker: Institutional/JNSIX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.18
Total Other Expenses	0.28
Acquired Fund Fees and Expenses (Underlying Fund)	0.78
Total Annual Fund Operating Expenses	1.06
Fee Waivers and/or Expense Reimbursements[1]	(0.24)
Net Expenses[1]	0.82

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
84	313	561	1,272

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 51% of the average value of its portfolio.

NOVEMBER 1, 2009   17

JPMorgan SmartRetirement 2025 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2025 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2025 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

18   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2025 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2025 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–1.93%
Worst Quarter	4th quarter, 2008	–17.36%

The Fund’s year-to-date total return through 9/30/09 was 25.24%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(31.21)%	(21.76)%
Return After Taxes on Distributions	(31.79)	(22.79)
Return After Taxes on Distributions and Sale of Fund Shares	(19.99)	(18.62)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2025 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(31.17)	(23.67)

LIPPER MIXED-ASSET TARGET 2025 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(34.29)	(24.77)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   19

JPMorgan SmartRetirement 2025 Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2030 FundSM

Class/Ticker: Institutional/JSMIX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.17
Total Other Expenses	0.27
Acquired Fund Fees and Expenses (Underlying Fund)	0.81
Total Annual Fund Operating Expenses	1.08
Fee Waivers and/or Expense Reimbursements[1]	(0.23)
Net Expenses[1]	0.85

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
87	321	573	1,296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio.

NOVEMBER 1, 2009   21

JPMorgan SmartRetirement 2030 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2030 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2030 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

22   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2030 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2030 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	4.50%
Worst Quarter	4th quarter, 2008	–19.04%

The Fund’s year-to-date total return through 9/30/09 was 26.31%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(33.69)%	(8.80)%
Return After Taxes on Distributions	(34.58)	(9.98)
Return After Taxes on Distributions and Sale of Fund Shares	(21.09)	(7.57)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2030 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(33.98)	(8.61)

LIPPER MIXED-ASSET TARGET 2030 FUNDS AVERAGE
(Reflect No Deduction for Taxes)	(36.34)	(10.69)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   23

JPMorgan SmartRetirement 2030 Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2035 FundSM

Class/Ticker: Institutional/SRJIX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.22
Total Other Expenses	0.32
Acquired Fund Fees and Expenses (Underlying Fund)	0.83
Total Annual Fund Operating Expenses	1.15
Fee Waivers and/or Expense Reimbursements[1]	(0.28)
Net Expenses[1]	0.87

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
89	338	606	1,373

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 55% of the average value of its portfolio.

NOVEMBER 1, 2009   25

JPMorgan SmartRetirement 2035 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2035 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2035 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

26   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2035 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2035 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–2.05%
Worst Quarter	4th quarter, 2008	–19.18%

The Fund’s year-to-date total return through 9/30/09 was 27.24%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(34.47)%	(24.49)%
Return After Taxes on Distributions	(34.84)	(25.27)
Return After Taxes on Distributions and Sale of Fund Shares	(22.10)	(20.67)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2035 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(27.06)

LIPPER MIXED-ASSET TARGET 2035 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(37.18)	(27.02)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   27

JPMorgan SmartRetirement 2035 Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

28   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2040 FundSM

Class/Ticker: Institutional/SMTIX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.20
Total Other Expenses	0.30
Acquired Fund Fees and Expenses (Underlying Fund)	0.83
Total Annual Fund Operating Expenses	1.13
Fee Waivers and/or Expense Reimbursements[1]	(0.26)
Net Expenses[1]	0.87

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
89	333	597	1,351

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio.

NOVEMBER 1, 2009   29

JPMorgan SmartRetirement 2040 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2040 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2040 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk. There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks. Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

30   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, (formerly Lehman Brothers U.S. Aggregate Index) broad-based securities market indices, the SmartRetirement 2040 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2040 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	4.60%
Worst Quarter	4th quarter, 2008	–19.47%

The Fund’s year-to-date total return through 9/30/09 was 26.91%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(34.59)%	(9.23)%
Return After Taxes on Distributions	(35.48)	(10.41)
Return After Taxes on Distributions and Sale of Fund Shares	(21.63)	(7.89)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2040 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(9.16)

LIPPER MIXED-ASSET TARGET 2040 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(37.97)	(11.65)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   31

JPMorgan SmartRetirement 2040 Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

32   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2045 FundSM

Class/Ticker: Institutional/JSAIX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.47
Total Other Expenses	0.57
Acquired Fund Fees and Expenses (Underlying Fund)	0.84
Total Annual Fund Operating Expenses	1.41
Fee Waivers and/or Expense Reimbursements[1]	(0.53)
Net Expenses[1]	0.88

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
90	394	721	1,645

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 60% of the average value of its portfolio.

NOVEMBER 1, 2009   33

JPMorgan SmartRetirement 2045 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2045 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2045 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks. Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

34   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, (formerly Lehman Brothers U.S. Aggregate Index) broad-based securities market indices, the SmartRetirement 2045 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2045 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–1.76%
Worst Quarter	4th quarter, 2008	–19.20%

The Fund’s year-to-date total return through 9/30/09 was 27.38%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(33.54)%	(23.90)%
Return After Taxes on Distributions	(33.94)	(24.70)
Return After Taxes on Distributions and Sale of Fund Shares	(21.49)	(20.19)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2045 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(27.06)

LIPPER MIXED-ASSET TARGET 2045 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(38.02)	(27.67)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   35

JPMorgan SmartRetirement 2045 Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

36   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2050 FundSM

Class/Ticker: Institutional/JTSIX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10%
Remainder of Other Expenses	0.65
Total Other Expenses	0.75
Acquired Fund Fees and Expenses (Underlying Fund)	0.84
Total Annual Fund Operating Expenses	1.59
Fee Waivers and/or Expense Reimbursements[1]	(0.71)
Net Expenses[1]	0.88

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
90	432	799	1,829

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 66% of the average value of its portfolio.

NOVEMBER 1, 2009   37

JPMorgan SmartRetirement 2050 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2050 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2050 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk. There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks. Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

38   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2050 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2050 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other Indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–1.62%
Worst Quarter	4th quarter, 2008	–19.11%

The Fund’s year-to-date total return through 9/30/09 was 27.09%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS
Return Before Taxes	(33.53)%	(23.81)%
Return After Taxes on Distributions	(34.02)	(24.59)
Return After Taxes on Distributions and Sale of Fund Shares	(21.50)	(20.16)

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2050 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(27.06)

LIPPER MIXED-ASSET TARGET 2050 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(38.85)	(28.08)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

NOVEMBER 1, 2009   39

JPMorgan SmartRetirement 2050 Fund (continued)

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

40   JPMORGAN SMARTRETIREMENT FUNDS

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I (the Trust) and is managed by JPMIM. The underlying funds are managed by JPMIM, JPMorgan Investment Advisors Inc. (JPMIA) or Security Capital Research & Management Incorporated (SC-R&M). JPMIA and SC-R&M are under common control with JPMIM. Highbridge Capital Management, LLC (HCM) is the sub-adviser to the Highbridge Statistical Market Neutral Fund. HCM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc. JF International Management Inc. (JFIMI) is the sub-adviser to the JPMorgan China Region Fund and the JPMorgan India Fund. JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (ASIA) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. As a result, these advisers are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are “Funds of Funds.” Each Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., J.P. Morgan Funds). The Funds are designed to provide exposure to a variety of asset classes including U.S. large cap, mid cap, and small cap equities, REITs, international and emerging markets equities, U.S. fixed income securities, emerging markets debt securities, high yield, market neutral strategies and money market instruments. Exposure and diversification to such asset classes is achieved by investing in the other J.P. Morgan Funds (the underlying funds) as well as by investing directly in securities and other financial instruments, including derivatives, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC). A brief description of these underlying J.P. Morgan Funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of investments by focusing on securities that the Adviser believes would outperform the Funds’ benchmarks and peer group over the long term.

All of the JPMorgan SmartRetirement Funds except the JPMorgan SmartRetirement Income Fund (the Target Date Funds) are designed for investors who expect to retire near the applicable target retirement date (for example, 2015 for the JPMorgan SmartRetirement 2015 Fund). The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or expect to retire soon.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. Each Fund’s investment objective is fundamental, although over time, each Target Date Fund’s investment objective migrates from seeking total return to seeking current income and some capital appreciation as the Target Date Fund approaches its target date. All other fundamental policies are specifically identified in the Statement of Additional Information.

Glide Path.  JPMIM uses a strategic asset allocation strategy for each of the Target Date Funds that changes over time as a Fund approaches its target retirement date. This is known as the “Glide Path.” As a Fund approaches its target retirement date, each Target Date Fund’s investment objective migrates from seeking total return to current income. It is anticipated that each Fund’s target asset allocation will approximate that of the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event, no later than 5 years after the target retirement date. Once a Target Date Fund’s asset allocation is substantially the same as the JPMorgan SmartRetirement Income Fund, the Target Date Fund may combine with the JPMorgan SmartRetirement Income Fund upon approval of the Board of Trustees of the Trust. The Target Date Funds are “to” funds rather than “through” funds.

WHAT IS THE DIFFERENCE BETWEEN A “THROUGH” AND “TO” TARGET DATE FUND?

A “through” target date fund has a longer Glide Path that goes beyond the retirement year. “Through” funds are designed for investors with longer investment horizons that go 10 to 20 years past their retirement age. These funds are more aggressive in their allocations to equities at retirement than “to” funds, and become more conservative over a longer period of time after retirement. A “to” target date fund treats the target date as the end point of the Glide Path. The JPMorgan SmartRetirement Funds (other than the JPMorgan SmartRetirement Income Fund) are “to” target date funds and are designed for investors who are seeking current income and some capital appreciation rather than continuing to seek total return on their retirement date. These funds reach their most conservative allocation close to the target retirement year.

NOVEMBER 1, 2009   41

More About the Funds (continued)

Target Allocations.  For each JPMorgan SmartRetirement Fund, the Adviser sets a target asset allocation among J.P. Morgan Funds. For each Target Date Fund, the Adviser generally establishes the target asset allocation among the underlying funds on an annual basis. However, the Adviser may make tactical changes to the asset allocation model and target asset allocations and ranges or shift investments among the underlying funds when it believes it is beneficial to a Fund or may maintain the target allocation for longer periods of time.

For each Fund, the target asset allocation among types of underlying funds as of November 1, 2009 is set forth below.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

42   JPMORGAN SMARTRETIREMENT FUNDS

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

NOVEMBER 1, 2009   43

More About the Funds (continued)

The Adviser may make changes to the target asset allocation within the ranges indicated below.

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	16.0%	0–30%	19.2%	6–36%
U.S. Small/Mid Cap Equity Funds	3.0	0–10	3.8	0–10
REIT Funds	4.0	0–10	4.8	0–20
International Equity Funds	8.0	0–23	9.6	0–27
Emerging Markets Equity Funds	2.0	0–5	2.4	0–10
U.S. Fixed Income Funds	45.0	30–90	43.0	20–80
Emerging Markets Debt Funds	4.5	0–15	4.3	0–15
High Yield Fixed Income Funds	7.5	0–15	6.9	0–15
Money Market Funds/Cash and Cash Equivalents	10.0	0–20	6.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	26.0%	12–42%	31.0%	17–47%
U.S. Small/Mid Cap Equity Funds	5.6	0–20	7.1	0–20
REIT Funds	6.2	0–20	6.7	0–20
International Equity Funds	13.0	0–30	15.5	0–30
Emerging Markets Equity Funds	3.2	0–10	3.7	0–10
U.S. Fixed Income Funds	36.4	20–60	27.4	10–50
Emerging Markets Debt Funds	3.8	0–15	3.3	0–15
High Yield Fixed Income Funds	5.8	0–15	5.3	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	35.4%	20–50%	38.9%	20–55%
U.S. Small/Mid Cap Equity Funds	8.4	0–20	9.4	0–20
REIT Funds	7.2	0–20	7.7	0–20
International Equity Funds	17.8	5–35	19.8	5–35
Emerging Markets Equity Funds	4.2	0–10	4.7	0–10
U.S. Fixed Income Funds	19.4	0–40	12.9	0–40
Emerging Markets Debt Funds	2.8	0–15	2.3	0–15
High Yield Fixed Income Funds	4.8	0–15	4.3	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

44   JPMORGAN SMARTRETIREMENT FUNDS

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	41.0%	25–55%	41.0%	25–55%
U.S. Small/Mid Cap Equity Funds	10.0	0–20	10.0	0–20
REIT Funds	8.0	0–20	8.0	0–20
International Equity Funds	21.0	5–35	21.0	5–35
Emerging Markets Equity Funds	5.0	0–10	5.0	0–10
U.S. Fixed Income Funds	9.0	0–40	9.0	0–40
Emerging Markets Debt Funds	2.0	0–15	2.0	0–15
High Yield Fixed Income Funds	4.0	0–15	4.0	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	41.0%	25–55%	41.0%	25–55%
U.S. Small/Mid Cap Equity Funds	10.0	0–20	10.0	0–20
REIT Funds	8.0	0–20	8.0	0–20
International Equity Funds	21.0	5–35	21.0	5–35
Emerging Markets Equity Funds	5.0	0–10	5.0	0–10
U.S. Fixed Income Funds	9.0	0–40	9.0	0–40
Emerging Markets Debt Funds	2.0	0–15	2.0	0–15
High Yield Fixed Income Funds	4.0	0–15	4.0	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

NOVEMBER 1, 2009   45

More About the Funds (continued)

Each of the JPMorgan SmartRetirement Funds may invest in any of the following underlying J.P. Morgan Funds within the following ranges, subject to changes as described above.

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–20%	0–25%	0–32%	0–40%	0–46%
JPMorgan Equity Income Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Equity Index Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid America Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Equity Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Value Discovery Fund*	0–20	0–25	0–32	0–40	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–46%	0–46%	0–46%	0–46%	0–46%
JPMorgan Equity Income Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Equity Index Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid America Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Equity Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Value Discovery Fund*	0–46	0–46	0–46	0–46	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

*	JPMorgan Value Discovery Fund has commenced operation but as of the date of this prospectus is not open to the public.

46   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Dynamic Small Cap Growth Fund	0–10%	0–10%	0–20%	0–20%	0–20%
JPMorgan Growth Advantage Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–10	0–10	0–20	0–20	0–20

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Dynamic Small Cap Growth Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Growth Advantage Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–20	0–20	0–20	0–20	0–20

NOVEMBER 1, 2009   47

More About the Funds (continued)

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–10%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–10	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–10	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–5	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Core Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Core Plus Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Government Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Limited Duration Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Mortgage-Backed Securities Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Real Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Short Term Bond Fund II	0–90	0–80	0–60	0–50	0–40
JPMorgan Total Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Treasury & Agency Fund	0–90	0–80	0–60	0–50	0–40

48   JPMORGAN SMARTRETIREMENT FUNDS

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–20	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–10	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Core Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Core Plus Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Government Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Limited Duration Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Mortgage-Backed Securities Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Real Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Short Term Bond Fund II	0–40	0–40	0–40	0–40	0–40
JPMorgan Total Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Treasury & Agency Fund	0–40	0–40	0–40	0–40	0–40

NOVEMBER 1, 2009   49

More About the Funds (continued)

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–20	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–10	0–10	0–10	0–10	0–10

50   JPMORGAN SMARTRETIREMENT FUNDS

The Funds invest in Class R5 Shares to the extent that they are available. However, many of the underlying funds currently do not have Class R5 Shares. As a result, the Funds may invest in Institutional Class Shares of the underlying funds, or to the extent that an underlying fund does not have Institutional Class Shares, the Funds may invest in Select Class Shares of an underlying fund. Institutional Class Shares and Select Class Shares have higher expenses than Class R5 Shares. To the extent that the Funds invest in underlying funds without Class R5 Shares, the Funds’ total expenses will be higher. Additional J.P. Morgan Funds may be added to the list of underlying funds from time to time.

Direct Investments in Securities and Financial Instruments. The JPMorgan SmartRetirement Funds invest in J.P. Morgan Funds and cash and cash equivalents. The Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest directly in securities and other financial instruments, such as futures, swaps and other derivatives, in lieu of the underlying funds to gain exposure to, or to overweight or underweight allocations, among various sectors and markets. For temporary defensive purposes or to respond to unusual market conditions or large cash flows, the Funds may invest up to 40% of their total assets directly in securities and may invest all or most of their assets in cash or cash equivalents. Under ordinary circumstances, the Funds will not invest more than 20% of their total assets directly in securities.

INVESTMENT RISKS

The JPMorgan SmartRetirement Funds invest in a variety of other J.P. Morgan Funds. The J.P. Morgan Funds in which the Funds may invest are referred to in this prospectus as the “underlying funds.” The main risks associated with investing in the JPMorgan SmartRetirement Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the JPMorgan SmartRetirement Funds and the risks associated with the underlying funds are described below.

Investment Risk. JPMorgan SmartRetirement Funds are subject to investment risk, including stock and fixed income market risk. These markets may be volatile causing a Fund’s share price to drop and an investor to lose money. The Target Date Funds become more conservative over time meaning they allocate more of their assets to fixed income investments than equity investments as they near the target retirement date. Despite the more conservative allocation, the Target Date Funds and JPMorgan SmartRetirement Income Fund will continue to be exposed to market risk, including stock market risk and the share price of a Fund may decline even after a Fund’s allocation is at its most conservative. In determining whether to invest in a JPMorgan SmartRetirement Fund, investors should consider their estimated retirement date, retirement needs and expectations, and risk tolerance. JPMorgan SmartRetirement Funds are not a complete retirement program and there is no guarantee that the Funds will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. Each JPMorgan SmartRetirement Fund invests in underlying J.P. Morgan Funds as a primary strategy, so each Fund’s performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in a Fund benefit the Adviser and/or its affiliates.

Derivatives Risk.  The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund or underlying fund, and the cost of such strategies may reduce the Fund’s or underlying fund’s returns. Derivatives also expose the Fund and underlying fund to the credit risk of the derivative counterparty. In addition, the Fund or underlying fund may use derivatives for non-hedging purposes, which increases the Fund’s or underlying fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be more volatile than if the Fund or underlying fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s or underlying fund’s portfolio securities. Registered investment companies such as the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund’s realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax return.

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WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Securities and Financial Instruments Risks.  JPMorgan SmartRetirement Funds may invest directly in securities and other financial instruments, such as derivatives. The intention of doing so is to gain exposure to, or to overweight or underweight their investments, among various sectors or markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk). Depending on the type of security or instrument, the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

High Yield Securities Risk. Some of the underlying funds may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Loan Risk. Some of the underlying funds may invest in loan assignments and participations and commitments to purchase loan assignments (Loans) including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, an underlying fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the underlying fund will limit its investments in illiquid securities to no more than 15% of the underlying fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the underlying fund. Because some Loans that the underlying fund invests in may have a more limited secondary market, liquidity risk is more pronounced for an underlying fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the underlying fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, an underlying fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict an underlying fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the Adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Interest Rate Risk. Some of the underlying funds invest in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these underlying funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the underlying funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Funds. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to sell the security. Although U.S. government securities issued

52   JPMORGAN SMARTRETIREMENT FUNDS

directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Mortgage-Related and Other Asset-Backed Securities Risk. Some of the underlying funds invest in mortgage-related and asset-backed securities. These securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the underlying fund invests may be more volatile and may be subject to higher risk of nonpayment.

Some of the underlying funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive to changes in interest rates and to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Foreign Securities and Emerging Market Risks. Because the underlying funds may invest in securities of foreign issuers, investments in such underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund’s yield on those securities would be decreased.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

Strategy Risk. A main investment strategy of six of the underlying funds, the Market Neutral Fund, the Multi-Cap Market Neutral Fund, the Intrepid Plus Fund, the U.S. Large Cap Core Plus Fund, the U.S. Large Cap Value Plus Fund and the Highbridge Statistical Market Neutral Fund, is to invest in common

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stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the underlying fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by these six Funds involves complex securities transactions, including short sales, that involve risks different than direct equity investments. Some of the other underlying funds also use short sales. The use of short sales may result in these underlying funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than they would if they did not engage in such short sales.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Government Securities Risk. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Non-Diversified Risk. Certain of the underlying funds are non-diversified and they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the underlying funds’ shares being more sensitive to the economic results of those issuing the securities.

Inflation-Linked Securities Risk. One of the underlying funds, the Real Return Fund, invests a significant portion of its assets in inflation-linked securities. Inflation-linked securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest is adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the underlying fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Real Return Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Securities Lending Risk. Some of the underlying funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an underlying fund’s loans are concentrated with a single or limited number of borrowers. In addition, an underlying fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the underlying fund’s investments of the cash collateral declines below the amount owed to a borrower, an underlying fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the underlying fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the underlying fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities.

High Portfolio Turnover Risk. The techniques and strategies contemplated by some of the underlying funds are expected to result in a high degree of portfolio turnover. Portfolio turnover may vary greatly from year to year as well as within a particular

54   JPMORGAN SMARTRETIREMENT FUNDS

year. High portfolio turnover (e.g. over 100%) may involve correspondingly greater expenses to the underlying funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely impact the underlying fund’s after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect an underlying fund’s performance.

Redemption Risk. The underlying fund may need to sell its holdings in order to meet shareholder redemption requests. The underlying fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities an underlying fund wishes to or is required to sell are illiquid. The underlying fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Expenses of Underlying Funds. The percentage of each JPMorgan SmartRetirement Fund’s assets that will be allocated to each of the underlying funds may be changed from time to time by JPMIM within the parameters set forth in this prospectus. In addition, new J.P. Morgan Funds may be added to the list of underlying funds from time to time. To the extent that the allocations among the underlying funds are changed, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Funds may increase or decrease.

The JPMorgan SmartRetirement Funds invest in Class R5 Shares of the underlying funds to the extent they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. The shares of the underlying funds in which the JPMorgan SmartRetirement Funds invest impose a separate shareholder service fee. The shareholder servicing agent will waive shareholder service fees with respect to a JPMorgan SmartRetirement Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement” in the Annual Fund Operating Expenses table. As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

For more information about risks associated with the types of investments that the Funds purchase, please read “Risk/Return Summaries” and the Statement of Additional Information.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information. For more information about risks associated with the types of investments that the Funds purchase, please read “Risk Return Summaries” and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

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PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares — See “How do I open an account?”

•	Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a

56   JPMORGAN SMARTRETIREMENT FUNDS

redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share. This is also known as the offering price.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of the Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of the Fund’s direct investments in securities and other financial instruments. The market value of an underlying fund’s investments and the Funds’ direct investments in securities and other financial instruments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s or an underlying fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the J.P. Morgan

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Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other J.P. Morgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: XYZ CORPORATION)

58   JPMORGAN SMARTRETIREMENT FUNDS

Orders by wire may be cancelled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market J.P. Morgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus of any J.P. Morgan Fund by contacting your Financial Intermediary, or by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

NOVEMBER 1, 2009   59

How to Do Business with the Funds (continued)

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes, before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Funds or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

60   JPMORGAN SMARTRETIREMENT FUNDS

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2009   61

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gain from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each quarter. Dividends are distributed on the first business day of the next month after they are declared. Each Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

A Fund or an underlying fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund or an underlying fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund or an underlying fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund or an underlying fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund or an underlying fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses.

62   JPMORGAN SMARTRETIREMENT FUNDS

These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund or an underlying fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Each of the Funds will disclose the complete holdings list and the percentage that each of the underlying funds represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2009   63

Management of the Funds

The Adviser, Administrator and Distributor

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Columbus, Ohio 43240) provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the underlying funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (245 Park Avenue, New York, NY 10167) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for each Fund is included in that Fund’s semi-annual report for the six-month period ended December 31.

Advisory Fees

JPMIM does not charge an investment advisory fee for its services to the Funds, although it and its affiliates receive investment advisory fees from the underlying funds.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries, that provide shareholder, sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Fund Managers

The Funds are managed by JPMIM’s Global Multi-Asset Group (GMAG). The members of the GMAG team responsible for management and oversight of the Funds are Jeffery A. Geller, Anne Lester, Pat Jakobson, and Michael Schoenhaut. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Jakobson, and Mr. Schoenhaut and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund, which is comprised of the underlying equity and fixed income strategies. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of GMAG and has had investment oversight responsibility for the Funds since 2008. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester, Managing Director, has been an employee of JPMIM since 1992, a member of GMAG since 2000 and a portfolio manager of the Funds since their inception in 2006. Mr. Jakobson, Managing Director, joined JPMIM in 1987, has served as a portfolio manager for JPMIM’s global asset allocation and balanced portfolios since 1995, and has been a portfolio manager of the Funds since their inception. Mr. Schoenhaut, Vice President and a CFA charterholder, has been an employee of JPMIM since 1997 and a portfolio manager of the Funds since their inception.

JPMIM, JPMIA, and SC-R&M serve as the advisers, and certain affiliates serve as sub-advisers, to the underlying mutual funds, for which they receive a fee.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

64   JPMORGAN SMARTRETIREMENT FUNDS

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NOVEMBER 1, 2009   65

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ financial performance for the last one through five years or the periods of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements are incorporated by reference in the Statement of Additional Information, which is available on request.

The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement Income Fund
Institutional Class
Year Ended June 30, 2009	$14.77	$0.54	(g)	$(1.58)	$(1.04)	$(0.52)	$(0.23)	$(0.75)
Year Ended June 30, 2008	15.99	0.65	(g)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)
Year Ended June 30, 2007	14.88	0.73	(g)	0.89	1.62	(0.51)	— (h)	(0.51)
May 15, 2006(i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

SmartRetirement 2010 Fund
Institutional Class
Year Ended June 30, 2009	14.67	0.50	(g)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)
May 15, 2006(i) through June 30, 2006	15.00	0.06		(0.12)	(0.06)	(0.06)	—	(0.06)

SmartRetirement 2015 Fund
Institutional Class
Year Ended June 30, 2009	14.68	0.44	(g)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)
Year Ended June 30, 2008	16.57	0.53	(g)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(g)	1.82	2.31	(0.56)	(0.01)	(0.57)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.17)	(0.12)	(0.05)	—	(0.05)

SmartRetirement 2020 Fund
Institutional Class
Year Ended June 30, 2009	14.70	0.39	(g)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)
Year Ended June 30, 2008	16.88	0.46	(g)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(g)	2.22	2.61	(0.51)	(0.01)	(0.52)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.21)	(0.16)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

66   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.98	(6.77)%	$88,821	0.02%	4.17%	0.22%	63%
14.77	(2.88)	87,311	0.02	4.13	0.15	38
15.99	10.99	66,328	0.02	4.56	0.24	38
14.88	(0.14)	119	0.02	6.03	0.37	1

12.37	(10.22)	55,445	0.03	4.00	0.26	63
14.67	(4.68)	68,515	0.03	3.79	0.21	31
16.23	13.32	58,382	0.03	3.66	0.18	27
14.88	(0.42)	6,774	0.03	19.30	0.36	2

11.82	(14.17)	112,187	0.03	3.68	0.25	50
14.68	(6.37)	131,615	0.03	3.32	0.24	26
16.57	15.73	105,922	0.03	3.04	0.14	25
14.83	(0.77)	10,508	0.03	19.03	0.36	2

11.46	(16.76)	182,929	0.03	3.36	0.25	50
14.70	(7.95)	200,510	0.03	2.85	0.24	27
16.88	17.81	158,680	0.03	2.40	0.13	36
14.79	(1.06)	32,377	0.03	18.67	0.36	6

NOVEMBER 1, 2009   67

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2025 Fund
Institutional Class
Year Ended June 30, 2009	$13.52	$0.32	(g)	$(2.89)	$(2.57)	$(0.27)	$(0.05)	$(0.32)
July 31, 2007(i) through June 30, 2008	15.00	0.44	(g)	(1.32)	(0.88)	(0.60)	—	(0.60)

SmartRetirement 2030 Fund
Institutional Class
Year Ended June 30, 2009	14.80	0.30	(g)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2008	17.33	0.36	(g)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)
Year Ended June 30, 2007	14.76	0.29	(g)	2.74	3.03	(0.46)	— (h)	(0.46)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

SmartRetirement 2035 Fund
Institutional Class
Year Ended June 30, 2009	13.30	0.26	(g)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)
July 31, 2007(i) through June 30, 2008	15.00	0.37	(g)	(1.48)	(1.11)	(0.59)	—	(0.59)

SmartRetirement 2040 Fund
Institutional Class
Year Ended June 30, 2009	14.74	0.28	(g)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)
Year Ended June 30, 2008	17.34	0.35	(g)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)
Year Ended June 30, 2007	14.76	0.28	(g)	2.77	3.05	(0.47)	— (h)	(0.47)
May 15, 2006(i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of operations.

68   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.63	(18.86)%	$17,736	0.04%	3.04%	0.28%	51%
13.52	(6.14)	13,687	0.04	3.30	0.50	33

10.83	(21.35)	159,882	0.04	2.70	0.27	52
14.80	(9.91)	170,167	0.04	2.23	0.26	33
17.33	20.77	133,109	0.04	1.77	0.13	27
14.76	(1.29)	39,010	0.04	17.91	0.36	6

10.19	(21.52)	14,863	0.04	2.62	0.32	55
13.30	(7.70)	10,303	0.04	2.83	0.63	51

10.67	(22.18)	127,662	0.04	2.54	0.30	52
14.74	(10.30)	126,088	0.04	2.12	0.28	36
17.34	20.94	104,191	0.04	1.68	0.14	25
14.76	(1.29)	39,928	0.04	17.10	0.36	6

NOVEMBER 1, 2009   69

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2045 Fund
Institutional Class
Year Ended June 30, 2009	$13.37	$0.27	(g)	$(3.08)	$(2.81)	$(0.23)	$(0.04)	$(0.27)
July 31, 2007(h) through June 30, 2008	15.00	0.37	(g)	(1.42)	(1.05)	(0.58)	—	(0.58)

SmartRetirement 2050 Fund
Institutional Class
Year Ended June 30, 2009	13.49	0.27	(g)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)
July 31, 2007(h) through June 30, 2008	15.00	0.41	(g)	(1.43)	(1.02)	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of operations.

70   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.29	(20.86)%	$8,520	0.04%	2.70%	0.57%	60%
13.37	(7.28)	3,916	0.04	2.79	1.39	37

10.31	(21.28)	6,631	0.04	2.79	0.75	66
13.49	(7.05)	1,545	0.04	3.08	2.48	63

NOVEMBER 1, 2009   71

Legal Proceedings Relating to Banc One Investment Advisors Corporation and
Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the JPMorgan SmartRetirement Funds whose shares are offered in this prospectus. The following summary is provided because certain of the underlying funds are subject to the actions described below.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain underlying funds, possible late trading of certain underlying funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain underlying funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain underlying funds which were series of One Group Mutual Funds, now known as JPMorgan Trust II, in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of the foregoing matters may be filed against these and related parties in the future.

JPMorgan Investment Advisors Inc. serves as investment adviser to some of the underlying funds.

72   JPMORGAN SMARTRETIREMENT FUNDS

Appendix A — Underlying Funds

The following is a brief description of the principal investment policies of each of the underlying funds.

Highbridge Statistical Market Neutral Fund

Highbridge Statistical Market Neutral Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. The Fund purchases equity securities that Highbridge Capital Management, LLC, the sub-adviser, believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index. The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund’s performance of general stock market movements or sector swings. The Fund’s investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Asia Equity Fund

JPMorgan Asia Equity Fund seeks total return from long-term capital growth. The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of such issuers. The “Asian Region” includes but is not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes.

JPMorgan China Region Fund

JPMorgan China Region Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of companies in the China region or instruments that have similar economic characteristics. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China (including Hong Kong and Macau) (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies.

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan assignments and participations, and other debt securities (including foreign and emerging market debt securities) rated below investment grade (i.e., high yield or junk bonds.) As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. JPMIA will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities, that at the time of purchase, are rated investment grade or better or in securities that are unrated but are deemed by the adviser to be of comparable quality. The

NOVEMBER 1, 2009   73

Appendix A — Underlying Funds (continued)

balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent).

JPMorgan Disciplined Equity Fund

JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund primarily invests in common stock of large-and mid-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Dynamic Small Cap Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in emerging market debt investments. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the JPMorgan Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most countries of western Europe. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities.

JPMorgan Equity Income Fund

JPMorgan Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. The Fund’s investment strategy is to invest in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the adviser, JPMIA, believes to be their long-term investment value. The Fund may invest in common stock, preferred stock, REITs, preferred stock convertible to common stock, debt securities, depositary receipts and warrants and rights to buy common stock.

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor’s 500 Composite Stock Index (S&P 500 Index).1 The Fund invests in stocks included in the S&P 500 Index and also may invest in stock index futures and other equity derivatives. The Fund’s adviser, JPMIA, attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. Under normal circumstances, at least, 80% of the Fund’s net assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivatives instruments that provide exposure to stocks of such companies.

1	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

74   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Federal Money Market Fund

JPMorgan Federal Money Market Fund aims to provide current income while still preserving capital and maintaining liquidity. Under normal conditions, the Fund invests its assets exclusively in (1) obligations of the U.S. Treasury, including Treasury bills, bonds and notes and (2) debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States. Such securities include, without limitation, securities guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by private entities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities, including those issued by Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the Adviser’s discretion. Under normal circumstances, the Fund will invest at least 80% of its net assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks across all market capitalizations. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. The Fund invests in companies that the adviser believes have strong earnings growth potential.

JPMorgan High Yield Fund

JPMorgan High Yield Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan assignments and participations. Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Up to 20% of the Fund’s Assets may be invested in other securities, including investment grade securities. The Fund may invest up to 100% of its total assets in below investment grade or unrated securities.

JPMorgan India Fund

JPMorgan India Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Indian companies or instruments that have similar economic characteristics. An Indian company is any company: that is organized under the laws of, or has a principal office in India; the principal securities market for which is India; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in India; or at least 50% of the assets of which are located in India. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies.

JPMorgan International Equity Fund

JPMorgan International Equity Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of the value of its net assets in equity investments. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies or other countries in which it can invest.

JPMorgan International Equity Index Fund

JPMorgan International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley

NOVEMBER 1, 2009   75

Appendix A — Underlying Funds (continued)

Capital International Europe, Australasia, Far East Gross Domestic Product Index (MSCI EAFE GDP Index).1 Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. The Fund’s adviser, JPMIM, attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. Most of the Fund’s assets will be denominated in foreign currencies.

1	“MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

JPMorgan International Realty Fund

JPMorgan International Realty Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its value in net assets in equity securities of REITs, including REITs with relatively small market capitalizations, and other real estate companies. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in the real estate sector.

JPMorgan International Value Fund

JPMorgan International Value Fund seeks to provide high total return from a portfolio of foreign company equity securities. The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization U.S. companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. The Fund invests primarily in a broad range of common stocks of companies within the Russell 1000 Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Intrepid European Fund

JPMorgan Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its net assets in equity securities of European issuers. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks, privately placed securities and REITs.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Growth Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

76   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Intrepid International Fund

JPMorgan Intrepid International Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, and warrants to buy common stocks.

JPMorgan Intrepid Japan Fund

JPMorgan Intrepid Japan Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of Japanese issuers. The Fund, may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund anticipates that most of its assets will be invested in securities traded on Japanese markets. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests primarily in common stocks of mid-cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase.

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Multi Cap Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 3000 Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Intrepid Plus Fund

JPMorgan Intrepid Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in long and short positions with respect to equity securities. The equity securities will primarily be common stock. The Fund will take long positions in equity securities the adviser, JPMIM, believes offer attractive return potential and sell short securities, JPMIM, believes will underperform. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Value Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large, well-established companies. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund’s adviser, JPMIA, invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the

NOVEMBER 1, 2009   77

Appendix A — Underlying Funds (continued)

potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

JPMorgan Latin America Fund

JPMorgan Latin America Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in securities of Latin American issuers and other investments that are tied economically to Latin America. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The adviser, JPMIM, considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies.

JPMorgan Limited Duration Bond Fund

JPMorgan Limited Duration Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade debt securities. The Fund mainly invests in all types of investment grade debt securities or unrated securities which the Fund’s adviser, JPMIA, determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest as least 80% of its net assets in bonds. The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans.

JPMorgan Liquid Assets Money Market Fund

JPMorgan Liquid Assets Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests in high-quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Market Expansion Index Fund

JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1 The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges, as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. The Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Market Neutral Fund

JPMorgan Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index and/or the S&P 500 Index, in an effort to insulate the Fund’s performance from the effects of general stock market movements.

78   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund’s objective is long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests primarily in common stocks of mid cap companies which the adviser, JPMIA, believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies have market capitalizations between $1 billion and $20 billion at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Mortgage-Backed Securities Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages. Under normal circumstances, the Fund invests at least 80% of its net assets in mortgage-backed securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the Fund’s adviser, JPMIA, determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities, such as Ginnie Mae, Fannie Mae, and Freddie Mac, commercial mortgage securities, collateralized mortgage obligations and other securities representing an interest in or secured by mortgages. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax-exempt municipal securities and corporate debt securities.

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser, JPMIA, considers to be attractive and ‘short selling’ stocks that the adviser considers to be unattractive. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies.

JPMorgan Prime Money Market Fund

JPMorgan Prime Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital. The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Real Return Fund

JPMorgan Real Return Fund seeks to maximize inflation protected return. The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation-linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers. The Fund will utilize conventional fixed income strategies including duration management; credit sector; and yield curve management; and relative value trading.

JPMorgan Realty Income Fund

JPMorgan Realty Income Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets and in any event under normal

NOVEMBER 1, 2009   79

Appendix A — Underlying Funds (continued)

circumstances at least 80% of its net assets in equity securities of REITs, including REITs with relatively small market capitalization. The Fund may invest in both equity REITs and mortgage REITs.

JPMorgan Russia Fund

JPMorgan Russia Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Russian companies or instruments that have similar economic characteristics. The Fund may, to a lesser extent, invest in equity securities of companies located in the former Soviet Union countries other than Russia or instruments that have similar economic characteristics. A Russian company is any company: that is organized under the laws of, or has a principal office in Russia; the principal securities market for which is Russia, that derives at least 50% of its total revenues or profits from goods that are produced or sold; investments made, or services performed in Russia; or at least 50% of the assets of which are located in Russia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies. The Fund will primarily invest in a focused portfolio of depositary receipts.

JPMorgan Short Term Bond Fund II

JPMorgan Short Term Bond Fund II seeks a high level of income, consistent with preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM, the adviser, believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years.

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Core Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. The Fund invests primarily in common stock.

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of small capitalization companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a value-oriented approach. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Total Return Fund

The JPMorgan Total Return Fund seeks to provide high total return. The Fund mainly invests in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, and corporate debt securities that it believes have the potential to provide a high total return over time. These securities may be of any maturity. The Fund may use derivatives as substitutes for securities in which it can invest. The Fund may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Up to 35% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund may invest in loan assignments and participations (loans) and commitments to purchase loan assignments (unfunded commitments) and may engage in short sales.

80   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Treasury & Agency Fund

JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Under normal circumstances, the Fund will invest at least 80% of its net assets in Treasury and Agency Obligations.

JPMorgan U.S. Equity Fund

JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection.

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Government Money Market Fund seeks high current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in (1) debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or (2) repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities. Under normal circumstances, at least 80% of the value of the Fund’s net assets, which are expected to include both long and short positions, will consist of different U.S. securities selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000® Index and the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least
$4 billion at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities. The Fund invests in the equity securities of real estate companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of publicly-traded real estate companies operating in the U.S. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in real estate). Real estate companies include equity and mortgage real estate investment trusts (REITs). The Fund does not invest in real estate directly. The Fund concentrates it investment in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in an industry or group of industries in the real estate sector.

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap U.S. companies. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in (1) obligations of the U.S. Treasury, including Treasury bills, bonds and

NOVEMBER 1, 2009   81

Appendix A — Underlying Funds (continued)

notes and other obligations issued or guaranteed by the U.S. Treasury and (2) repurchase agreements fully collateralized by U.S. Treasury securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. Equity securities in which the Fund primarily invests include common stocks and REITs.

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will be invested primarily in equity securities of large U.S. companies. These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations.

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Growth Fund seeks growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have growth characteristics. In selecting stocks, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have value characteristics. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the prospectus offering shares of the underlying fund. You can also find the same information online at www.jpmorganfunds.com.

82   JPMORGAN SMARTRETIREMENT FUNDS

HOW TO REACH US

If you want more information about the Funds, the following documents are free upon request and are available through the J.P. Morgan Funds’ website at www.jpmorganfunds.com:

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION?

You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-551-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-1520.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

(Investment Company Act File No. 811-21295)

©JPMorgan Chase & Co., 2009 All rights reserved. November 2009.

PR-SRI-1109

Prospectus

JPMorgan SmartRetirement Funds

Class R2 Shares

November 1, 2009

JPMorgan SmartRetirement Income Fund®	Ticker: JSIZX
JPMorgan SmartRetirement 2010 FundSM	Ticker: JSWZX
JPMorgan SmartRetirement 2015 FundSM	Ticker: JSFZX
JPMorgan SmartRetirement 2020 FundSM	Ticker: JTTZX
JPMorgan SmartRetirement 2025 FundSM	Ticker: JNSZX
JPMorgan SmartRetirement 2030 FundSM	Ticker: JSMZX
JPMorgan SmartRetirement 2035 FundSM	Ticker: SRJZX
JPMorgan SmartRetirement 2040 FundSM	Ticker: SMTZX
JPMorgan SmartRetirement 2045 FundSM	Ticker: JSAZX
JPMorgan SmartRetirement 2050 FundSM	Ticker: JTSZX

The Securities and Exchange Commission has not approved or disapproved the shares of these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan SmartRetirement Income Fund	1
JPMorgan SmartRetirement 2010 Fund	5
JPMorgan SmartRetirement 2015 Fund	9
JPMorgan SmartRetirement 2020 Fund	13
JPMorgan SmartRetirement 2025 Fund	17
JPMorgan SmartRetirement 2030 Fund	21
JPMorgan SmartRetirement 2035 Fund	25
JPMorgan SmartRetirement 2040 Fund	29
JPMorgan SmartRetirement 2045 Fund	33
JPMorgan SmartRetirement 2050 Fund	37
More About the Funds	41
Principal Investment Strategies	41
Fundamental Policies	41
Investment Risks	51
Temporary Defensive Positions	55
How to Do Business with the Funds	56
Purchasing Fund Shares	56
Rule 12b-1 Fees	59
Shareholder Servicing Fees	59
Networking and Sub-Transfer Agency Fees	59
Exchanging Fund Shares	59
Redeeming Fund Shares	59
Shareholder Information	61
Distributions and Taxes	61
Shareholder Statements and Reports	62
Availability of Proxy Voting Record	62
Portfolio Holdings Disclosure	62
Management of the Funds	63
The Adviser, Administrator and Distributor	63
Advisory Fees	63
Additional Compensation to Financial Intermediaries	63
The Fund Managers	63
Financial Highlights	64
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	68
Appendix A — Underlying Funds	69
How to Reach Us	Back cover

JPMorgan SmartRetirement Income Fund®

Class/Ticker: R2/JSIZX

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.14
Total Other Expenses	0.39
Acquired Fund Fees and Expenses (Underlying Fund)	0.60
Total Annual Fund Operating Expenses	1.49
Fee Waivers and/or Expense Reimbursements[1]	(0.37)
Net Expenses[1]	1.12

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.52% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
114	435	778	1,748

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 63% of the average value of its portfolio.

NOVEMBER 1, 2009   1

JPMorgan SmartRetirement Income Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Income Fund® is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. Because the Fund is designed for investors who are retired or about to retire soon, the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) generally establishes a target allocation for the Fund on an annual basis that emphasizes fixed income funds and invests, to a lesser extent, in U.S. equity funds and other types of funds described above. In establishing the Fund’s allocation, the Adviser focuses on securities that the Adviser believes would outperform the Fund’s benchmarks and peer group over the long term. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the

2   JPMORGAN SMARTRETIREMENT FUNDS

Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement Income Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target Allocation Conservative Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	1st quarter, 2007	1.84%
Worst Quarter	4th quarter, 2008	–7.94%

*	The Class R2 Shares commenced operations on 11/3/08 and therefore, the performance shown is that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 17.63%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(17.23)%	(2.95)%

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

SMARTRETIREMENT INCOME COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(13.55)	(0.66)

LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX
(Reflects No Deduction for Taxes)	(16.20)	(2.12)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   3

JPMorgan SmartRetirement Income Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2010 FundSM

Class/Ticker: R2/JSWZX

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.22
Total Other Expenses	0.47
Acquired Fund Fees and Expenses (Underlying Fund)	0.63
Total Annual Fund Operating Expenses	1.60
Fee Waivers and/or Expense Reimbursements[1]	(0.44)
Net Expenses[1]	1.16

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.53% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
118	462	829	1,863

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 63% of the average value of its portfolio.

NOVEMBER 1, 2009   5

JPMorgan SmartRetirement 2010 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2010 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2010 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

6   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement 2010 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2010 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2007	2.15%
Worst Quarter	4th quarter, 2008	–10.69%

*	The Class R2 Shares commenced operations on 11/3/08 and therefore, the performance shown is that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 19.23%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(21.49)%	(4.46)%

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

SMARTRETIREMENT 2010 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(18.06)	(2.11)

LIPPER MIXED-ASSET TARGET 2010 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(24.56)	(5.16)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   7

JPMorgan SmartRetirement 2010 Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2015 FundSM

Class/Ticker: R2/JSFZX

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.18
Total Other Expenses	0.43
Acquired Fund Fees and Expenses (Underlying Fund)	0.69
Total Annual Fund Operating Expenses	1.62
Fee Waivers and/or Expense Reimbursements[1]	(0.40)
Net Expenses[1]	1.22

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.53% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
124	472	844	1,888

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 50% of the average value of its portfolio.

NOVEMBER 1, 2009   9

JPMorgan SmartRetirement 2015 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2015 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2015 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

10   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2015 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2015 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2007	2.76%
Worst Quarter	4th quarter, 2008	–13.68%

*	The Class R2 Shares commenced operations on 11/3/08 and therefore, the performance shown is that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 21.65%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(25.88)%	(6.09)%

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2015 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(23.59)	(4.15)

LIPPER MIXED-ASSET TARGET 2015 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(28.02)	(5.99)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   11

JPMorgan SmartRetirement 2015 Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2020 FundSM

Class/Ticker: R2/JTTZX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.20
Total Other Expenses	0.45
Acquired Fund Fees and Expenses (Underlying Fund)	0.74
Total Annual Fund Operating Expenses	1.69
Fee Waivers and/or Expense Reimbursements[1]	(0.42)
Net Expenses[1]	1.27

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.53% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
129	492	878	1,963

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 50% of the average value of its portfolio.

NOVEMBER 1, 2009   13

JPMorgan SmartRetirement 2020 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2020 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2020 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

14   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2020 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2020 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2007	3.32%
Worst Quarter	4th quarter, 2008	–15.68%

*	The Class R2 Shares commenced operations on 11/3/08 and therefore, the performance shown is that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 23.56%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(29.10)%	(7.31)%

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2020 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(27.78)	(5.76)

LIPPER MIXED-ASSET TARGET 2020 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(30.35)	(8.03)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   15

JPMorgan SmartRetirement 2020 Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2025 FundSM

Class/Ticker: R2/JNSZX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.24
Total Other Expenses	0.49
Acquired Fund Fees and Expenses (Underlying Fund)	0.78
Total Annual Fund Operating Expenses	1.77
Fee Waivers and/or Expense Reimbursements[1]	(0.45)
Net Expenses[1]	1.32

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.54% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
134	513	917	2,047

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 51% of the average value of its portfolio.

NOVEMBER 1, 2009   17

JPMorgan SmartRetirement 2025 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2025 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2025 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

18   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2025 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2025 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter 2008	–2.03%
Worst Quarter	4th quarter 2008	–17.45%

*	The Class R2 Shares commenced operations on 11/3/08 and therefore, the performance shown is that of the Class A Shares, which invests in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 24.98%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(31.50)%	(22.08)%

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2025 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(31.17)	(23.67)

LIPPER MIXED-ASSET TARGET 2025 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(34.29)	(24.77)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares, which invests in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   19

JPMorgan SmartRetirement 2025 Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2030 FundSM

Class/Ticker: R2/JSMZX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.22
Total Other Expenses	0.47
Acquired Fund Fees and Expenses (Underlying Fund)	0.81
Total Annual Fund Operating Expenses	1.78
Fee Waivers and/or Expense Reimbursements[1]	(0.43)
Net Expenses[1]	1.35

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.54% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
137	518	924	2,059

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio.

NOVEMBER 1, 2009   21

JPMorgan SmartRetirement 2030 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2030 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2030 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

22   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2030 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2030 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2007	4.42%
Worst Quarter	4th quarter, 2008	–19.08%

*	The Class R2 Shares commenced operations on 11/3/08 and therefore, the performance shown is that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 25.96%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(33.92)%	(9.16)%

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2030 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(33.98)	(8.61)

LIPPER MIXED-ASSET TARGET 2030 FUNDS AVERAGE
(Reflect No Deduction for Taxes)	(36.34)	(10.69)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   23

JPMorgan SmartRetirement 2030 Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2035 FundSM

Class/Ticker: R2/SRJZX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.25
Total Other Expenses	0.50
Acquired Fund Fees and Expenses (Underlying Fund)	0.83
Total Annual Fund Operating Expenses	1.83
Fee Waivers and/or Expense Reimbursements[1]	(0.46)
Net Expenses[1]	1.37

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.54% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
139	531	948	2,110

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 55% of the average value of its portfolio.

NOVEMBER 1, 2009   25

JPMorgan SmartRetirement 2035 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2035 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2035 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk.  There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk.  The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk.  Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks.  Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk.  Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks.  Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk.  The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk.  The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

26   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2035 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2035 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter 2008	–2.12%
Worst Quarter	4th quarter 2008	–19.28%

*	The Class R2 Shares commenced operations on 11/3/08 and therefore, the performance shown is that of the Class A Shares of the Fund, which invests in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 26.81%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(34.77)%	(24.82)%

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2035 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(27.06)

LIPPER MIXED-ASSET TARGET 2035 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(37.18)	(27.02)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invests in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   27

JPMorgan SmartRetirement 2035 Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

28   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2040 FundSM

Class/Ticker: R2/SMTZX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.26
Total Other Expenses	0.51
Acquired Fund Fees and Expenses (Underlying Fund)	0.83
Total Annual Fund Operating Expenses	1.84
Fee Waivers and/or Expense Reimbursements[1]	(0.47)
Net Expenses[1]	1.37

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.54% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
139	533	952	2,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio.

NOVEMBER 1, 2009   29

JPMorgan SmartRetirement 2040 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2040 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2040 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk. There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks. Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

30   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, (formerly Lehman Brothers U.S. Aggregate Index) broad-based securities market indices, the SmartRetirement 2040 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2040 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2007	4.47%
Worst Quarter	4th quarter, 2008	–19.51%

*	The Class R2 Shares commenced operations on 11/3/08 and therefore, the performance shown is that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 26.46%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(34.88)%	(9.60)%

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

SMARTRETIREMENT 2040 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(9.16)

LIPPER MIXED-ASSET TARGET 2040 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(37.97)	(11.65)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   31

JPMorgan SmartRetirement 2040 Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

32   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2045 FundSM

Class/Ticker: R2/JSAZX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.49
Total Other Expenses	0.74
Acquired Fund Fees and Expenses (Underlying Fund)	0.84
Total Annual Fund Operating Expenses	2.08
Fee Waivers and/or Expense Reimbursements[1]	(0.70)
Net Expenses[1]	1.38

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.54% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
140	584	1,054	2,355

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 60% of the average value of its portfolio.

NOVEMBER 1, 2009   33

JPMorgan SmartRetirement 2045 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2045 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2045 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk. There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks. Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

34   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index, (formerly Lehman Brothers U.S. Aggregate Index) broad-based securities market indices, the SmartRetirement 2045 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2045 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter 2008	–1.84%
Worst Quarter	4th quarter 2008	–19.29%

*	The Class R2 Shares commenced operations on 11/3/08 and, therefore, the performance shown is that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 27.04%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(33.80)%	(24.21)%

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2045 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(27.06)

LIPPER MIXED-ASSET TARGET 2045 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(38.02)	(27.67)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   35

JPMorgan SmartRetirement 2045 Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

36   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2050 FundSM

Class/Ticker: R2/JTSZX

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	NONE
Distribution (Rule 12b-1) Fees	0.50%
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.61
Total Other Expenses	0.86
Acquired Fund Fees and Expenses (Underlying Fund)	0.84
Total Annual Fund Operating Expenses	2.20
Fee Waivers and/or Expense Reimbursements[1]	(0.82)
Net Expenses[1]	1.38

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.54% of the average daily net assets of the Class R2 Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
140	609	1,105	2,470

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 66% of the average value of its portfolio.

NOVEMBER 1, 2009   37

JPMorgan SmartRetirement 2050 Fund (continued)

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2050 FundSM is a “fund of funds” that invests in other J.P. Morgan Funds (underlying funds) including fixed income funds, high yield and emerging markets debt funds, real estate investment trust (REIT) funds, U.S. equity funds, international equity funds, and money market funds. The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) uses an asset allocation strategy designed for investors expecting to retire around the year 2050 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on at least an annual basis with the asset allocation becoming more conservative (i.e., more emphasis on fixed income funds and less on U.S. equity and other funds) as the Fund nears the target retirement date. The Fund is a “to” target date fund. This means that the Fund anticipates reaching a target allocation that approximates the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event no later than 5 years after the target retirement date. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be merged into the JPMorgan SmartRetirement Income Fund at the discretion of the Fund’s Board of Trustees. In addition to investing in J.P. Morgan Funds, the Fund may invest directly in securities and other financial instruments, including derivatives such as futures, swaps, and options to gain exposure to, or to overweight or underweight its investments among, various sectors or markets.

The Fund’s Main Investment Risks

Investment Risk. There is no guarantee that the Fund will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably.

Foreign Securities and Emerging Markets Risks. Underlying funds that invest in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime mortgages” that are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (commonly known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Securities of Real Estate Companies and REITs Risks. Certain underlying funds are highly concentrated in real estate securities including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Derivatives Risk. The underlying funds and the Fund may use derivatives. Derivatives may be riskier than other investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the Fund or underlying fund to be more volatile than they would be if they had not used derivatives.

Direct Investment Risk. The Fund’s direct investments in securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

38   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on November 3, 2008 and do not have a full calendar year of performance, the bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), broad-based securities market indices, the SmartRetirement 2050 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Barclays Capital U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2050 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter 2008	–1.76%
Worst Quarter	4th quarter 2008	–19.17%

*	The Class R2 Shares commenced operations on 11/3/08 and, therefore, the performance shown is that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

The Fund’s year-to-date total return through 9/30/09 was 26.65%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund[1]
CLASS R2	(33.81)%	(24.13)%

RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(29.45)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.84

SMARTRETIREMENT 2050 COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(35.07)	(27.06)

LIPPER MIXED-ASSET TARGET 2050 FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(38.85)	(28.08)

*	The performance shown for Class R2 Shares for the period before the shares were launched on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

1	The Fund commenced operations on 7/31/07. Performance for the benchmarks is from 7/31/07.

Portfolio Management

JPMIM serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Jeffery A. Geller	2008	Managing Director
Anne Lester	Inception	Managing Director
Pat Jakobson	Inception	Managing Director
Michael Schoenhaut	Inception	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class R2 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

NOVEMBER 1, 2009   39

JPMorgan SmartRetirement 2050 Fund (continued)

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains because your investment is in a 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

40   JPMORGAN SMARTRETIREMENT FUNDS

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I (the Trust) and is managed by JPMIM. The underlying funds are managed by JPMIM, JPMorgan Investment Advisors Inc. (JPMIA) or Security Capital Research & Management Incorporated (SC-R&M). JPMIA and SC-R&M are under common control with JPMIM. Highbridge Capital Management, LLC (HCM) is the sub-adviser to the Highbridge Statistical Market Neutral Fund. HCM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc. JF International Management Inc. (JFIMI) is the sub-adviser to the JPMorgan China Region Fund and the JPMorgan India Fund. JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (ASIA) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. As a result, these advisers are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The mutual funds described in this prospectus are “Funds of Funds.” Each Fund’s investment strategy is to invest in a diversified group of other mutual funds within the same group of investment companies (i.e., J.P. Morgan Funds). The Funds are designed to provide exposure to a variety of asset classes including U.S. large cap, mid cap, and small cap equities, REITs, international and emerging markets equities, U.S. fixed income securities, emerging markets debt securities, high yield, market neutral strategies and money market instruments. Exposure and diversification to such asset classes is achieved by investing in the other J.P. Morgan Funds (the underlying funds) as well as by investing directly in securities and other financial instruments, including derivatives, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (SEC). A brief description of these underlying J.P. Morgan Funds can be found in Appendix A. The Funds attempt to take advantage of the most attractive types of investments by focusing on securities that the Adviser believes would outperform the Funds’ benchmarks and peer group over the long term.

All of the JPMorgan SmartRetirement Funds except the JPMorgan SmartRetirement Income Fund (the Target Date Funds) are designed for investors who expect to retire near the applicable target retirement date (for example, 2015 for the JPMorgan SmartRetirement 2015 Fund). The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or expect to retire soon.

FUNDAMENTAL POLICIES

A Fund’s investment strategy may involve “fundamental policies.” A policy is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. Each Fund’s investment objective is fundamental, although over time, each Target Date Fund’s investment objective migrates from seeking total return to seeking current income and some capital appreciation as the Target Date Fund approaches its target date. All other fundamental policies are specifically identified in the Statement of Additional Information.

Glide Path.  JPMIM uses a strategic asset allocation strategy for each of the Target Date Funds that changes over time as a Fund approaches its target retirement date. This is known as the “Glide Path.” As a Fund approaches its target retirement date, each Target Date Fund’s investment objective migrates from seeking total return to current income. It is anticipated that each Fund’s target asset allocation will approximate that of the JPMorgan SmartRetirement Income Fund by the end of the year of the target retirement date and, in any event, no later than 5 years after the target retirement date. Once a Target Date Fund’s asset allocation is substantially the same as the JPMorgan SmartRetirement Income Fund, the Target Date Fund may combine with the JPMorgan SmartRetirement Income Fund upon approval of the Board of Trustees of the Trust. The Target Date Funds are “to” funds rather than “through” funds.

WHAT IS THE DIFFERENCE BETWEEN A “THROUGH” AND “TO” TARGET DATE FUND?

A “through” target date fund has a longer Glide Path that goes beyond the retirement year. “Through” funds are designed for investors with longer investment horizons that go 10 to 20 years past their retirement age. These funds are more aggressive in their allocations to equities at retirement than “to” funds, and become more conservative over a longer period of time after retirement. A “to” target date fund treats the target date as the end point of the Glide Path. These funds reach their most conservative allocation close to the target retirement year. The JPMorgan SmartRetirement Funds (other than the JPMorgan SmartRetirement Income Fund) are “to” target date funds and are designed for investors who are seeking current income and some capital appreciation rather than continuing to seek total return on their retirement date.

NOVEMBER 1, 2009   41

More About the Funds (continued)

Target Allocations.  For each JPMorgan SmartRetirement Fund, the Adviser sets a target asset allocation among J.P. Morgan Funds. For each Target Date Fund, the Adviser generally establishes the target asset allocation among the underlying funds on an annual basis. However, the Adviser may make tactical changes to the asset allocation model and target asset allocations and ranges or shift investments among the underlying funds when it believes it is beneficial to a Fund or may maintain the target allocation for longer periods of time.

For each Fund, the target asset allocation among types of underlying funds as of November 1, 2009 is set forth below.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

42   JPMORGAN SMARTRETIREMENT FUNDS

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

NOVEMBER 1, 2009   43

More About the Funds (continued)

The Adviser may make changes to the target asset allocation within the ranges indicated below.

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	16.0%	0–30%	19.2%	6–36%
U.S. Small/Mid Cap Equity Funds	3.0	0–10	3.8	0–10
REIT Funds	4.0	0–10	4.8	0–20
International Equity Funds	8.0	0–23	9.6	0–27
Emerging Markets Equity Funds	2.0	0–5	2.4	0–10
U.S. Fixed Income Funds	45.0	30–90	43.0	20–80
Emerging Markets Debt Funds	4.5	0–15	4.3	0–15
High Yield Fixed Income Funds	7.5	0–15	6.9	0–15
Money Market Funds/Cash and Cash Equivalents	10.0	0–20	6.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	26.0%	12–42%	31.0%	17–47%
U.S. Small/Mid Cap Equity Funds	5.6	0–20	7.1	0–20
REIT Funds	6.2	0–20	6.7	0–20
International Equity Funds	13.0	0–30	15.5	0–30
Emerging Markets Equity Funds	3.2	0–10	3.7	0–10
U.S. Fixed Income Funds	36.4	20–60	27.4	10–50
Emerging Markets Debt Funds	3.8	0–15	3.3	0–15
High Yield Fixed Income Funds	5.8	0–15	5.3	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	35.4%	20–50%	38.9%	20–55%
U.S. Small/Mid Cap Equity Funds	8.4	0–20	9.4	0–20
REIT Funds	7.2	0–20	7.7	0–20
International Equity Funds	17.8	5–35	19.8	5–35
Emerging Markets Equity Funds	4.2	0–10	4.7	0–10
U.S. Fixed Income Funds	19.4	0–40	12.9	0–40
Emerging Markets Debt Funds	2.8	0–15	2.3	0–15
High Yield Fixed Income Funds	4.8	0–15	4.3	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

44   JPMORGAN SMARTRETIREMENT FUNDS

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	41.0%	25–55%	41.0%	25–55%
U.S. Small/Mid Cap Equity Funds	10.0	0–20	10.0	0–20
REIT Funds	8.0	0–20	8.0	0–20
International Equity Funds	21.0	5–35	21.0	5–35
Emerging Markets Equity Funds	5.0	0–10	5.0	0–10
U.S. Fixed Income Funds	9.0	0–40	9.0	0–40
Emerging Markets Debt Funds	2.0	0–15	2.0	0–15
High Yield Fixed Income Funds	4.0	0–15	4.0	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	41.0%	25–55%	41.0%	25–55%
U.S. Small/Mid Cap Equity Funds	10.0	0–20	10.0	0–20
REIT Funds	8.0	0–20	8.0	0–20
International Equity Funds	21.0	5–35	21.0	5–35
Emerging Markets Equity Funds	5.0	0–10	5.0	0–10
U.S. Fixed Income Funds	9.0	0–40	9.0	0–40
Emerging Markets Debt Funds	2.0	0–15	2.0	0–15
High Yield Fixed Income Funds	4.0	0–15	4.0	0–15
Money Market Funds/Cash and Cash Equivalents	0.0	0–10	0.0	0–10
Market Neutral Funds	0.0	0–20	0.0	0–20

NOVEMBER 1, 2009   45

More About the Funds (continued)

Each of the JPMorgan SmartRetirement Funds may invest in any of the following underlying J.P. Morgan Funds within the following ranges, subject to changes as described above.

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–20%	0–25%	0–32%	0–40%	0–46%
JPMorgan Equity Income Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Equity Index Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid America Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Equity Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Value Discovery Fund*	0–20	0–25	0–32	0–40	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–46%	0–46%	0–46%	0–46%	0–46%
JPMorgan Equity Income Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Equity Index Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid America Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Equity Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Value Discovery Fund*	0–46	0–46	0–46	0–46	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

*	The JPMorgan Value Discovery Fund has commenced operations, but as of the date of this prospectus, is not open to the public.

46   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Dynamic Small Cap Growth Fund	0–10%	0–10%	0–20%	0–20%	0–20%
JPMorgan Growth Advantage Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–10	0–10	0–20	0–20	0–20

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Dynamic Small Cap Growth Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Growth Advantage Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–20	0–20	0–20	0–20	0–20

NOVEMBER 1, 2009   47

More About the Funds (continued)

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–10%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–10	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–10	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–5	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Core Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Core Plus Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Government Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Limited Duration Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Mortgage-Backed Securities Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Real Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Short Term Bond Fund II	0–90	0–80	0–60	0–50	0–40
JPMorgan Total Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Treasury & Agency Fund	0–90	0–80	0–60	0–50	0–40

48   JPMORGAN SMARTRETIREMENT FUNDS

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–20	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–10	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Core Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Core Plus Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Government Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Limited Duration Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Mortgage-Backed Securities Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Real Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Short Term Bond Fund II	0–40	0–40	0–40	0–40	0–40
JPMorgan Total Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Treasury & Agency Fund	0–40	0–40	0–40	0–40	0–40

NOVEMBER 1, 2009   49

More About the Funds (continued)

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–20	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–10	0–10	0–10	0–10	0–10

50   JPMORGAN SMARTRETIREMENT FUNDS

The Funds invest in Class R5 Shares to the extent that they are available. However, many of the underlying funds currently do not have Class R5 Shares. As a result, the Funds may invest in Institutional Class Shares of the underlying funds, or to the extent that an underlying fund does not have Institutional Class Shares, the Funds may invest in Select Class Shares of an underlying fund. Institutional Class Shares and Select Class Shares have higher expenses than Class R5 Shares. To the extent that the Funds invest in underlying funds without Class R5 Shares, the Funds’ total expenses will be higher. Additional J.P. Morgan Funds may be added to the list of underlying funds from time to time.

Direct Investments in Securities and Financial Instruments. The JPMorgan SmartRetirement Funds invest in J.P. Morgan Funds and cash and cash equivalents. The Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest directly in securities and other financial instruments, such as futures, swaps and other derivatives, in lieu of the underlying funds to gain exposure to, or to overweight or underweight allocations, among various sectors and markets. For temporary defensive purposes or to respond to unusual market conditions or large cash flows, the Funds may invest up to 40% of their total assets directly in securities and may invest all or most of their assets in cash or cash equivalents. Under ordinary circumstances, the Funds will not invest more than 20% of their total assets directly in securities.

INVESTMENT RISKS

The JPMorgan SmartRetirement Funds invest in a variety of other J.P. Morgan Funds. The J.P. Morgan Funds in which the Funds may invest are referred to in this prospectus as the “underlying funds.” The main risks associated with investing in the JPMorgan SmartRetirement Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the JPMorgan SmartRetirement Funds and the risks associated with the underlying funds are described below.

Investment Risk.  JPMorgan SmartRetirement Funds are subject to investment risk, including stock and fixed income market risk. These markets may be volatile causing a Fund’s share price to drop and an investor to lose money. The Target Date Funds become more conservative over time meaning they allocate more of their assets to fixed income investments than equity investments as they near the target retirement date. Despite the more conservative allocation, the Target Date Funds and JPMorgan SmartRetirement Income Fund will continue to be exposed to market risk, including stock market risk and the share price of a Fund may decline even after a Fund’s allocation is at its most conservative. In determining whether to invest in a JPMorgan SmartRetirement Fund, investors should consider their estimated retirement date, retirement needs and expectations, and risk tolerance. JPMorgan SmartRetirement Funds are not a complete retirement program and there is no guarantee that the Funds will provide sufficient retirement income to an investor.

Investments in Mutual Funds Risk. Each JPMorgan SmartRetirement Fund invests in underlying J.P. Morgan Funds as a primary strategy, so each Fund’s performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with the value of the underlying funds and changes in the markets where the underlying funds invest. Because the Fund’s Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in a Fund benefit the Adviser and/or its affiliates.

Derivatives Risk.  The underlying funds and the Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s or underlying fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund or underlying fund, and the cost of such strategies may reduce the Fund’s or underlying fund’s returns. Derivatives also expose the Fund and underlying fund to the credit risk of the derivative counterparty. In addition, the Fund or underlying fund may use derivatives for non-hedging purposes, which increases the Fund’s or underlying fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund or underlying fund may be more volatile than if the Fund or underlying fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s or underlying fund’s portfolio securities. Registered investment companies such as the underlying funds are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s or underlying fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or underlying fund’s realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s or underlying fund’s after-tax return.

NOVEMBER 1, 2009   51

More About the Funds (continued)

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Securities and Financial Instruments Risks.   JPMorgan SmartRetirement Funds may invest directly in securities and other financial instruments, such as derivatives. The intention of doing so is to gain exposure to, or to overweight or underweight their investments, among various sectors or markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment, emerging market and derivative risks; debt securities are subject to credit risk). Depending on the type of security or instrument, the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

High Yield Securities Risk. Some of the underlying funds may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Loan Risk. Some of the underlying funds may invest in loan assignments and participations and commitments to purchase loan assignments (Loans) including Loans that are rated below investment grade. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” and “High Yield Securities Risk.” Although certain Loans are secured by collateral, an underlying fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although the underlying fund will limit its investments in illiquid securities to no more than 15% of the underlying fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to the underlying fund. Because some Loans that the underlying fund invests in may have a more limited secondary market, liquidity risk is more pronounced for an underlying fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the underlying fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, an underlying fund may be more dependent upon the analytical ability of its adviser.

Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict an underlying fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the Adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access.

Interest Rate Risk. Some of the underlying funds invest in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these underlying funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the underlying funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the underlying funds. Such default could result in losses to the underlying funds and to the Funds. In addition, the credit quality of securities held by an underlying fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an underlying fund. Lower credit quality also may affect liquidity and make it difficult for the underlying fund to sell the security. Although U.S. government securities issued

52   JPMORGAN SMARTRETIREMENT FUNDS

directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

Mortgage-Related and Other Asset-Backed Securities Risk. Some of the underlying funds invest in mortgage-related and asset-backed securities. These securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may: decline in value, face valuation difficulties, be more volatile and/or be illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, an underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

Some of the underlying funds may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the underlying fund invests may be more volatile and may be subject to higher risk of nonpayment.

Some of the underlying funds may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive to changes in interest rates and to the rate of prepayment. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Foreign Securities and Emerging Market Risks. Because the underlying funds may invest in securities of foreign issuers, investments in such underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund’s yield on those securities would be decreased.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies. Investments by underlying funds in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of underlying funds investing in small companies, and may affect your investment in the Funds.

Strategy Risk. A main investment strategy of six of the underlying funds, the Market Neutral Fund, the Multi-Cap Market Neutral Fund, the Intrepid Plus Fund, the U.S. Large Cap Core Plus Fund, the U.S. Large Cap Value Plus Fund and the Highbridge Statistical Market Neutral Fund, is to invest in common

NOVEMBER 1, 2009   53

More About the Funds (continued)

stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the underlying fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by these six Funds involves complex securities transactions, including short sales, that involve risks different than direct equity investments. Some of the other underlying funds also use short sales. The use of short sales may result in these underlying funds realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than they would if they did not engage in such short sales.

Real Estate Securities Risk. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The underlying funds will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Government Securities Risk. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Non-Diversified Risk. Certain of the underlying funds are non-diversified and they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the underlying funds’ shares being more sensitive to the economic results of those issuing the securities.

Inflation-Linked Securities Risk. One of the underlying funds, the Real Return Fund, invests a significant portion of its assets in inflation-linked securities. Inflation-linked securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest is adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the underlying fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Real Return Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Securities Lending Risk. Some of the underlying funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an underlying fund’s loans are concentrated with a single or limited number of borrowers. In addition, an underlying fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the underlying fund’s investments of the cash collateral declines below the amount owed to a borrower, an underlying fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the underlying fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the underlying fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities.

High Portfolio Turnover Risk. The techniques and strategies contemplated by some of the underlying funds are expected to result in a high degree of portfolio turnover. Portfolio turnover may vary greatly from year to year as well as within a particular

54   JPMORGAN SMARTRETIREMENT FUNDS

year. High portfolio turnover (e.g. over 100%) may involve correspondingly greater expenses to the underlying funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely impact the underlying fund’s after-tax returns. The trading costs or tax effects associated with portfolio turnover may adversely affect an underlying fund’s performance.

Redemption Risk. The underlying fund may need to sell its holdings in order to meet shareholder redemption requests. The underlying fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities an underlying fund wishes to or is required to sell are illiquid. The underlying fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Expenses of Underlying Funds. The percentage of each JPMorgan SmartRetirement Fund’s assets that will be allocated to each of the underlying funds may be changed from time to time by JPMIM within the parameters set forth in this prospectus. In addition, new J.P. Morgan Funds may be added to the list of underlying funds from time to time. To the extent that the allocations among the underlying funds are changed, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Funds may increase or decrease.

The JPMorgan SmartRetirement Funds invest in Class R5 Shares of the underlying funds to the extent they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. The shares of the underlying funds in which the JPMorgan SmartRetirement Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement” in the Annual Fund Operating Expenses table.

For more information about risks associated with the types of investments that the Funds purchase, please read “Risk/Return Summaries” and the Statement of Additional Information.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information. For more information about risks associated with the types of investments that the Funds purchase, please read “Risk Return Summaries” and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

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How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Class R2 Shares of the Funds may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, and nonqualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund.

Class R2 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and 529 college savings plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or JPMorgan Distribution Services, Inc. (the Distributor of JPMDS) will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity

56   JPMORGAN SMARTRETIREMENT FUNDS

of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share. This is also known as the offering price.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of the Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of the Fund’s direct investments in securities and other financial instruments. The market value of an underlying fund’s investments and the Funds’ direct investments in securities and other financial instruments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s

NOVEMBER 1, 2009   57

How to Do Business with the Funds (continued)

shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-R2)
Your Fund Number & Account Number
    (ex: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

58   JPMORGAN SMARTRETIREMENT FUNDS

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-R2)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

Class R2 Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of each Fund attributable to Class R2 Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class R2 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class R2 Shares may not be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or the Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

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How to Do Business with the Funds (continued)

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

60   JPMORGAN SMARTRETIREMENT FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gain from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out the earnings, if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each quarter. Dividends are distributed on the first business day of the next month after they are declared. Each Fund will distribute its net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

A Fund or an underlying fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund or an underlying fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund or an underlying fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, REIT securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund or an underlying fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings.

A Fund or an underlying fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund or an underlying fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

An increase in the principal amount of an inflation-linked security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to each Fund and its shareholders.

The dates on which dividends and capital gain will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to accounts currently taxable or to investors that are currently taxable.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

NOVEMBER 1, 2009   61

Shareholder Information (continued)

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

Each of the Funds will disclose the complete holdings list and the percentage that each of the underlying funds represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

62   JPMORGAN SMARTRETIREMENT FUNDS

Management of the Funds

The Adviser, Administrator and Distributor

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Columbus, Ohio 43240) provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the underlying funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (245 Park Avenue, New York, NY 10167) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for each Fund is included in that Fund’s semi-annual report for the six-month period ended December 31.

Advisory Fees

JPMIM does not charge an investment advisory fee for its services to the Funds, although it and its affiliates receive investment advisory fees from the underlying funds.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries, that provide shareholder, sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Fund Managers

The Funds are managed by JPMIM’s Global Multi-Asset Group (GMAG). The members of the GMAG team responsible for management and oversight of the Funds are Jeffery A. Geller, Anne Lester, Pat Jakobson, and Michael Schoenhaut. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Jakobson, and Mr. Schoenhaut and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund, which is comprised of the underlying equity and fixed income strategies. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of GMAG and has had investment oversight responsibility for the Funds since 2008. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester, Managing Director, has been an employee of JPMIM since 1992, a member of GMAG since 2000 and a portfolio manager of the Funds since their inception. Mr. Jakobson, Managing Director, joined JPMIM in 1987, has served as a portfolio manager for JPMIM’s global asset allocation and balanced portfolio since 1995, and has been a portfolio manager of the Funds since their inception. Mr. Schoenhaut, Vice President and a CFA charterholder, has been an employee of JPMIM since 1997 and a portfolio manager of the Funds since their inception.

JPMIM, JPMIA, and SC-R&M serve as the advisers, and certain affiliates serve as sub-advisers, to the underlying funds, for which they receive a fee.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

NOVEMBER 1, 2009   63

Financial Highlights

The Financial Highlights tables are intended to help you understand the Funds’ financial performance for the last one through five years or the periods of the Funds’ operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements are incorporated by reference in the Statement of Additional Information, which is available on request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement Income Fund
Class R2
November 3, 2008(h) through June 30, 2009	$12.49	$0.30	(g)	$0.73	$1.03	$(0.34)	$(0.23)	$(0.57)

SmartRetirement 2010 Fund
Class R2
November 3, 2008(h) through June 30, 2009	12.03	0.28	(g)	0.65	0.93	(0.31)	(0.29)	(0.60)

SmartRetirement 2015 Fund
Class R2
November 3, 2008(h) through June 30, 2009	11.65	0.25	(g)	0.55	0.80	(0.31)	(0.33)	(0.64)

SmartRetirement 2020 Fund
Class R2
November 3, 2008(h) through June 30, 2009	11.40	0.21	(g)	0.46	0.67	(0.26)	(0.38)	(0.64)

SmartRetirement 2025 Fund
Class R2
November 3, 2008(h) through June 30, 2009	10.30	0.17	(g)	0.38	0.55	(0.19)	(0.05)	(0.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of offering of class of shares.

64   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.95	8.61%	$54	0.67%	3.71%	0.89%	63%

12.36	8.13	222	0.68	3.71	0.97	63

11.81	7.26	84	0.68	3.49	0.93	50

11.43	6.33	194	0.68	3.02	0.95	50

10.61	5.60	141	0.69	2.72	0.99	51

NOVEMBER 1, 2009   65

Financial Highlights (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2030 Fund
Class R2
November 3, 2008(h) through June 30, 2009	$11.05	$0.16	(g)	$0.29	$0.45	$(0.22)	$(0.48)	$(0.70)

SmartRetirement 2035 Fund
Class R2
November 3, 2008(h) through June 30, 2009	9.90	0.16	(g)	0.29	0.45	(0.15)	(0.03)	(0.18)

SmartRetirement 2040 Fund
Class R2
November 3, 2008(h) through June 30, 2009	10.92	0.15	(g)	0.25	0.40	(0.17)	(0.52)	(0.69)

SmartRetirement 2045 Fund
Class R2
November 3, 2008(h) through June 30, 2009	10.01	0.16	(g)	0.32	0.48	(0.17)	(0.04)	(0.21)

SmartRetirement 2050 Fund
Class R2
November 3, 2008(h) through June 30, 2009	10.08	0.16	(g)	0.27	0.43	(0.15)	(0.08)	(0.23)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Represents only expenses of the Fund, not Underlying Funds.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Calculated based upon average shares outstanding.

(h)	Commencement of offering of class of shares.

66   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.80	4.66%	$112	0.69%	2.51%	0.97%	52%

10.17	4.73	54	0.69	2.65	1.00
55

10.63	4.33	107	0.69	2.32	1.01	52

10.28	4.98	52	0.69	2.69	1.24	60

10.28	4.44	52	0.69	2.67	1.36	66

NOVEMBER 1, 2009   67

Legal Proceedings Relating to Banc One Investment Advisors Corporation and
Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the JPMorgan SmartRetirement Funds whose shares are offered in this prospectus. The following summary is provided because certain of the underlying funds are subject to the actions described below.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain underlying funds, possible late trading of certain underlying funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain underlying funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain underlying funds which were series of One Group Mutual Funds, now known as JPMorgan Trust II, in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of the foregoing matters may be filed against these and related parties in the future.

JPMorgan Investment Advisors Inc. serves as investment adviser to some of the underlying funds.

68   JPMORGAN SMARTRETIREMENT FUNDS

Appendix A — Underlying Funds

The following is a brief description of the principal investment policies of each of the underlying funds.

Highbridge Statistical Market Neutral Fund

Highbridge Statistical Market Neutral Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. The Fund purchases equity securities that Highbridge Capital Management, LLC, the sub-adviser, believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index. The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund’s performance of general stock market movements or sector swings. The Fund’s investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Asia Equity Fund

JPMorgan Asia Equity Fund seeks total return from long-term capital growth. The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of such issuers. The “Asian Region” includes but is not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes.

JPMorgan China Region Fund

JPMorgan China Region Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of companies in the China region or instruments that have similar economic characteristics. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China (including Hong Kong and Macau) (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies.

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan assignments and participations, and other debt securities (including foreign and emerging market debt securities) rated below investment grade (i.e., high yield or junk bonds.) As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. JPMIA will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities, that at the time of purchase, are rated investment grade or better or in securities that are unrated but are deemed by the adviser to be of comparable quality. The

NOVEMBER 1, 2009   69

Appendix A — Underlying Funds (continued)

balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent).

JPMorgan Disciplined Equity Fund

JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund primarily invests in common stock of large-and mid-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Dynamic Small Cap Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in emerging market debt investments. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the JPMorgan Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most countries of western Europe. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities.

JPMorgan Equity Income Fund

JPMorgan Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. The Fund’s investment strategy is to invest in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the adviser, JPMIA, believes to be their long-term investment value. The Fund may invest in common stock, preferred stock, REITs, preferred stock convertible to common stock, debt securities, depositary receipts and warrants and rights to buy common stock.

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor’s 500 Composite Stock Index (S&P 500 Index).1 The Fund invests in stocks included in the S&P 500 Index and also may invest in stock index futures and other equity derivatives. The Fund’s adviser, JPMIA, attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. Under normal circumstances, at least, 80% of the Fund’s net assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivatives instruments that provide exposure to stocks of such companies.

1	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

70   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Federal Money Market Fund

JPMorgan Federal Money Market Fund aims to provide current income while still preserving capital and maintaining liquidity. Under normal conditions, the Fund invests its assets exclusively in (1) obligations of the U.S. Treasury, including Treasury bills, bonds and notes and (2) debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States. Such securities include, without limitation, securities guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program, which guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on certain debt issued by private entities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities, including those issued by Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the Adviser’s discretion. Under normal circumstances, the Fund will invest at least 80% of its net assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks across all market capitalizations. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. The Fund invests in companies that the adviser believes have strong earnings growth potential.

JPMorgan High Yield Fund

JPMorgan High Yield Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan assignments and participations. Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments. Up to 20% of the Fund’s Assets may be invested in other securities, including investment grade securities. The Fund may invest up to 100% of its total assets in below investment grade or unrated securities.

JPMorgan India Fund

JPMorgan India Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Indian companies or instruments that have similar economic characteristics. An Indian company is any company: that is organized under the laws of, or has a principal office in India; the principal securities market for which is India; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in India; or at least 50% of the assets of which are located in India. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies.

JPMorgan International Equity Fund

JPMorgan International Equity Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of the value of its net assets in equity investments. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies or other countries in which it can invest.

JPMorgan International Equity Index Fund

JPMorgan International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley

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Appendix A — Underlying Funds (continued)

Capital International Europe, Australasia, Far East Gross Domestic Product Index (MSCI EAFE GDP Index).1 Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index. The Fund also may invest in stock index futures. The Fund’s adviser, JPMIM, attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. Most of the Fund’s assets will be denominated in foreign currencies.

1	“MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

JPMorgan International Realty Fund

JPMorgan International Realty Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its value in net assets in equity securities of REITs, including REITs with relatively small market capitalizations, and other real estate companies. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in the real estate sector.

JPMorgan International Value Fund

JPMorgan International Value Fund seeks to provide high total return from a portfolio of foreign company equity securities. The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization U.S. companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. The Fund invests primarily in a broad range of common stocks of companies within the Russell 1000 Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Intrepid European Fund

JPMorgan Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its net assets in equity securities of European issuers. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks, privately placed securities and REITs.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Growth Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

72   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Intrepid International Fund

JPMorgan Intrepid International Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, and warrants to buy common stocks.

JPMorgan Intrepid Japan Fund

JPMorgan Intrepid Japan Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of Japanese issuers. The Fund, may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund anticipates that most of its assets will be invested in securities traded on Japanese markets. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests primarily in common stocks of mid-cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase.

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Multi Cap Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 3000 Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Intrepid Plus Fund

JPMorgan Intrepid Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in long and short positions with respect to equity securities. The equity securities will primarily be common stock. The Fund will take long positions in equity securities the adviser, JPMIM, believes offer attractive return potential and sell short securities, JPMIM, believes will underperform. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Value Index that the adviser, JPMIM, believes are undervalued and/or have strong momentum.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large, well-established companies. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund’s adviser, JPMIA, invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the

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potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

JPMorgan Latin America Fund

JPMorgan Latin America Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in securities of Latin American issuers and other investments that are tied economically to Latin America. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The adviser, JPMIM, considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies.

JPMorgan Limited Duration Bond Fund

JPMorgan Limited Duration Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade debt securities. The Fund mainly invests in all types of investment grade debt securities or unrated securities which the Fund’s adviser, JPMIA, determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest as least 80% of its net assets in bonds. The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans.

JPMorgan Liquid Assets Money Market Fund

JPMorgan Liquid Assets Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests in high-quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Market Expansion Index Fund

JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1 The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges, as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. The Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Market Neutral Fund

JPMorgan Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index and/or the S&P 500 Index, in an effort to insulate the Fund’s performance from the effects of general stock market movements.

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund’s objective is long-term capital growth. Under normal circumstances, the Fund invests at least

74   JPMORGAN SMARTRETIREMENT FUNDS

80% of its net assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests primarily in common stocks of mid cap companies which the adviser, JPMIA, believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies have market capitalizations between $1 billion and $20 billion at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Mortgage-Backed Securities Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages. Under normal circumstances, the Fund invests at least 80% of its net assets in mortgage-backed securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the Fund’s adviser, JPMIA, determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities, such as Ginnie Mae, Fannie Mae, and Freddie Mac, commercial mortgage securities, collateralized mortgage obligations and other securities representing an interest in or secured by mortgages. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax-exempt municipal securities and corporate debt securities.

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser, JPMIA, considers to be attractive and ‘short selling’ stocks that the adviser considers to be unattractive. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies.

JPMorgan Prime Money Market Fund

JPMorgan Prime Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital. The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Real Return Fund

JPMorgan Real Return Fund seeks to maximize inflation protected return. The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation-linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers. The Fund will utilize conventional fixed income strategies including duration management; credit sector; and yield curve management; and relative value trading.

JPMorgan Realty Income Fund

JPMorgan Realty Income Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets and in any event under normal circumstances at least 80% of its net assets in equity securities of REITs, including REITs with relatively small market capitalization. The Fund may invest in both equity REITs and mortgage REITs.

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Appendix A — Underlying Funds (continued)

JPMorgan Russia Fund

JPMorgan Russia Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Russian companies or instruments that have similar economic characteristics. The Fund may, to a lesser extent, invest in equity securities of companies located in the former Soviet Union countries other than Russia or instruments that have similar economic characteristics. A Russian company is any company: that is organized under the laws of, or has a principal office in Russia; the principal securities market for which is Russia, that derives at least 50% of its total revenues or profits from goods that are produced or sold; investments made, or services performed in Russia; or at least 50% of the assets of which are located in Russia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities and may include the securities of small and mid cap companies. The Fund will primarily invest in a focused portfolio of depositary receipts.

JPMorgan Short Term Bond Fund II

JPMorgan Short Term Bond Fund II seeks a high level of income, consistent with preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM, the adviser, believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years.

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Core Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. The Fund invests primarily in common stock.

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of small capitalization companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a value-oriented approach. The Fund’s investments are primarily in common stocks and REITS.

JPMorgan Total Return Fund

The JPMorgan Total Return Fund seeks to provide high total return. The Fund mainly invests in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, and corporate debt securities that it believes have the potential to provide a high total return over time. These securities may be of any maturity. The Fund may use derivatives as substitutes for securities in which it can invest. The Fund may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Up to 35% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund may invest in loan assignments and participations (loans) and commitments to purchase loan assignments (unfunded commitments) and may engage in short sales.

76   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Treasury & Agency Fund

JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Under normal circumstances, the Fund will invest at least 80% of its net assets in Treasury and Agency Obligations.

JPMorgan U.S. Equity Fund

JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection.

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Government Money Market Fund seeks high current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in (1) debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or (2) repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities. Under normal circumstances, at least 80% of the value of the Fund’s net assets, which are expected to include both long and short positions, will consist of different U.S. securities selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000® Index and the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least
$4 billion at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities. The Fund invests in the equity securities of real estate companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of publicly-traded real estate companies operating in the U.S. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in real estate). Real estate companies include equity and mortgage real estate investment trusts (REITs). The Fund does not invest in real estate directly. The Fund concentrates it investment in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in an industry or group of industries in the real estate sector.

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap U.S. companies. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in (1) obligations of the U.S. Treasury, including Treasury bills, bonds and

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notes and other obligations issued or guaranteed by the U.S. Treasury and (2) repurchase agreements fully collateralized by U.S. Treasury securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. Equity securities in which the Fund primarily invests include common stocks and REITs.

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will be invested primarily in equity securities of large U.S. companies. These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations.

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Growth Fund seeks growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have growth characteristics. In selecting stocks, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have value characteristics. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the prospectus offering shares of the underlying fund. You can also find the same information online at www.jpmorganfunds.com.

78   JPMORGAN SMARTRETIREMENT FUNDS

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HOW TO REACH US

If you want more information about the Funds, the following documents are free upon request and are available through the J.P. Morgan Funds’ website at www.jpmorganfunds.com:

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION?

You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-551-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-1520.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

(Investment Company Act File No. 811-21295)

©JPMorgan Chase & Co., 2009 All rights reserved. November 2009.

PR-SRR2-1109

Prospectus

J.P. Morgan U.S. Equity Funds

Class A, Class B*, Class C & Select Class Shares

November 1, 2009

JPMorgan Disciplined Equity Fund
Class/Ticker: A/JDEAX; Select/JDESX
JPMorgan Diversified Fund
Class/Ticker: A/JDVAX; B/JDVBX; C/JDVCX; Select/JDVSX
JPMorgan Equity Income Fund
Class/Ticker: A/OIEIX; B/OGIBX; C/OINCX; Select/HLIEX
JPMorgan Equity Index Fund
Class/Ticker: A/OGEAX; B/OGEIX; C/OEICX; Select/HLEIX
JPMorgan Growth and Income Fund
Class/Ticker: A/VGIRX; B/VINBX; C/VGICX; Select/VGIIX
JPMorgan Intrepid America Fund
Class/Ticker: A/JIAAX; C/JIACX; Select/JPIAX
JPMorgan Intrepid Growth Fund
Class/Ticker: A/JIGAX; C/JCICX; Select/JPGSX
JPMorgan Intrepid Plus Fund
Class/Ticker: A/JPSAX; C/JPSCX; Select/JILSX

JPMorgan Intrepid Value Fund
Class/Ticker: A/JIVAX; C/JIVCX; Select/JPIVX
JPMorgan Large Cap Growth Fund
Class/Ticker: A/OLGAX; B/OGLGX; C/OLGCX; Select/SEEGX
JPMorgan Large Cap Value Fund
Class/Ticker: A/OLVAX; B/OLVBX; C/OLVCX; Select/HLQVX
JPMorgan U.S. Equity Fund
Class/Ticker: A/JUEAX; B/JUEBX; C/JUECX; Select/JUESX
JPMorgan U.S. Large Cap Core Plus Fund
Class/Ticker: A/JLCAX; C/JLPCX; Select/JLPSX
JPMorgan U.S. Large Cap Value Plus Fund
Class/Ticker: A/JTVAX; C/JTVCX; Select/JTVSX
JPMorgan Value Opportunities Fund
Class/Ticker: A/JVOAX; B/JVOBX; C/JVOCX

*	Class B Shares are no longer available for new purchases, as described in the section entitled “How to Do Business with the Funds - Purchasing Fund Shares.” Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of J.P. Morgan Funds.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan Disciplined Equity Fund	1
JPMorgan Diversified Fund	5
JPMorgan Equity Income Fund	10
JPMorgan Equity Index Fund	14
JPMorgan Growth and Income Fund	18
JPMorgan Intrepid America Fund	22
JPMorgan Intrepid Growth Fund	26
JPMorgan Intrepid Plus Fund	30
JPMorgan Intrepid Value Fund	34
JPMorgan Large Cap Growth Fund	38
JPMorgan Large Cap Value Fund	42
JPMorgan U.S. Equity Fund	46
JPMorgan U.S. Large Cap Core Plus Fund	50
JPMorgan U.S. Large Cap Value Plus Fund	54
JPMorgan Value Opportunities Fund	58
More About the Funds	62
Additional Information about the Funds’ Investment Strategies	62
Investment Risks	63
Cash Positions	67
The Funds’ Management and Administration	68
How to Do Business with the Funds	72
Purchasing Fund Shares	72
Sales Charges	77
Rule 12b-1 Fees	81
Networking and Sub-Transfer Agency Fees	82
Exchanging Fund Shares	82
Redeeming Fund Shares	83
Shareholder Information	85
Distributions and Taxes	85
Shareholder Statements and Reports	86
Availability of Proxy Voting Record	86
Portfolio Holdings Disclosure	86
Risk and Reward Elements for the Funds	88
Financial Highlights	96
Legal Proceedings and Additional Fee and Expense Information	124
How to Reach Us	Back cover

JPMorgan Disciplined Equity Fund

Class/Ticker: A/JDEAX; Select/JDESX

What is the goal of the Fund?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Fees and Expenses for Class A and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Select Class
Management Fees	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25
Remainder of Other Expenses	0.22	0.22
Total Other Expenses	0.47	0.47
Total Annual Fund Operating Expenses[1]	0.97	0.72
Fee Waivers and Expense Reimbursements[1]	(0.02)	NONE
Net Expenses[1]	0.95	0.72

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.95% and 0.75%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   1

JPMorgan Disciplined Equity Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	617	816	1,031	1,651
SELECT CLASS SHARES ($)	74	230	401	894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 92% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of September 30, 2009, the market capitalizations of the companies in the S&P 500 Index ranged from $1 billion to $330 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	Impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

2   J.P. MORGAN U.S. EQUITY FUNDS

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2003	15.53%
Worst Quarter	4th quarter, 2008	–21.44%

The Fund’s year-to-date total return through 9/30/09 was 23.20%.

NOVEMBER 1, 2009   3

JPMorgan Disciplined Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(36.80)%	(2.49)%	(2.34)%
Return After Taxes on Distributions	(36.98)	(2.70)	(2.69)
Return After Taxes on Distributions and Sale of Fund Shares	(23.59)	(2.03)	(2.03)

CLASS A SHARES
Return Before Taxes	(40.29)	(3.81)	(3.06)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(2.19)	(1.38)

LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.07)	(2.73)	(1.90)

After-tax returns are shown for only the Select Class Shares, and not the other class shown, and the after-tax return for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A Shares were launched on 9/28/01. The Fund’s performance for the Class A Shares from 9/10/01 to 9/28/01 is based on the performance of the Fund’s Select Class Shares. Returns for the period from 1/1/99 to 9/10/01 reflect performance of the retail feeder that was merged out of existence and whose historical expenses are substantially similar to those of the Select Class Shares. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced class and feeder.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Raffaele Zingone	2002	Vice President
Terance Chen	2005	Vice President
Scott Blasdell	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund

Class/Ticker: A/JDVAX; B/JDVBX; C/JDVCX; Select/JDVSX

What is the goal of the Fund?

The Fund seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.35	0.34	0.35	0.35
Total Other Expenses	0.60	0.59	0.60	0.60
Acquired Fund Fees and Expenses	0.06	0.06	0.06	0.06
Total Annual Fund Operating Expenses[1]	1.46	1.95	1.96	1.21
Fee Waivers and Expense Reimbursements[1]	(0.26)	(0.24)	(0.25)	(0.26)
Net Expenses[1]	1.20	1.71	1.71	0.95

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.14%, 1.65%, 1.65% and 0.89%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   5

JPMorgan Diversified Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	641	938	1,257	2,159
CLASS B SHARES ($)	674	889	1,230	2,129
CLASS C SHARES ($)	274	591	1,034	2,265
SELECT CLASS SHARES ($)	97	358	640	1,443

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	641	938	1,257	2,159
CLASS B SHARES ($)	174	589	1,030	2,129
CLASS C SHARES ($)	174	591	1,034	2,265
SELECT CLASS SHARES ($)	97	358	640	1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 165% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Drawing on a variety of analytical tools, the Fund’s adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

•	30%–60% medium- and large-cap U.S. equity securities

•	25%–50% U.S. and foreign fixed income securities

•	0%–30% foreign equity securities

•	0%–20% small-cap U.S. equity securities

The adviser may periodically increase or decrease the Fund’s actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. The Fund’s bond investments will primarily be rated investment grade by a national rating organization but the Fund may also invest in certain high yield, high risk, non-investment grade securities (also known as junk bonds) in the rating categories Ba or B by Moody’s, BB or B by S&P and Fitch or the equivalent by another national rating organization or if unrated, that are deemed by the adviser to be of comparable quality.

In addition to purchasing securities directly, the Fund may invest up to 20% of its assets in shares of other J.P. Morgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: Within its asset allocation framework, the adviser selects the Fund’s securities. Within the equity portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

Within the fixed income portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration within one year of the average for the U.S. investment grade bond universe (currently about five years). Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as

6   J.P. MORGAN U.S. EQUITY FUNDS

changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Markets Risks.  Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Smaller Cap Company Risk.   Investments in securities of smaller companies may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Investments in Mutual Funds Risk.  To the extent the Fund invests in underlying J.P. Morgan Funds, the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by those underlying funds.

Income Securities Risk.  Investments in income securities will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If interest rates increase, the value of the Fund’s income securities generally drops. Mortgage-related and asset-backed securities including so called “sub-prime mortgages” are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the Fund’s investments are in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Diversified Composite Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Mixed Asset Target Allocation Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The Diversified Composite Benchmark is a composite benchmark of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of S&P 500 (60%) and Barclays Capital U.S. Aggregate (40%) (formerly Lehman Brothers U.S. Aggregate Index (40%)) indexes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2009   7

JPMorgan Diversified Fund (continued)

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	11.53%
Worst Quarter	4th quarter, 2008	–13.88%

The Fund’s year-to-date total return through 9/30/09 was 21.71%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(25.41)%	0.43%	0.96%
Return After Taxes on Distributions	(26.10)	(0.59)	(0.14)
Return After Taxes on Distributions and Sale of Fund Shares	(15.85)	0.23	0.42

CLASS A SHARES
Return Before Taxes	(29.49)	(0.90)	0.26

CLASS B SHARES
Return Before Taxes	(30.95)	(0.78)	0.47

CLASS C SHARES
Return Before Taxes	(26.99)	(0.39)	0.47

DIVERSIFIED COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(22.06)	0.71	1.69

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(2.19)	(1.38)

LIPPER MIXED ASSET TARGET ALLOCATION GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(29.06)	(0.10)	1.77

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Class A, Class B and Class C Shares were launched on 3/24/03 is based on the performance of the Select Class Shares (whose investment program is identical to the investment program of Class A, Class B and Class C Shares). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance from 1/1/99 to 9/10/01 for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of Class A, Class B, Class C and Select Class Shares). During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares and the retail feeder. The historical expenses of Select Class Shares are substantially similar to those of the retail feeder.

8   J.P. MORGAN U.S. EQUITY FUNDS

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Patrik Jakobson	2002	Managing Director
Michael Fredericks	2007	Vice President
Michael Schoenhaut	2009	Vice President
Scott Grimshaw	2005	Vice President
Thomas Luddy	2006	Managing Director
Christopher Blum	2008	Managing Director
Jeroen Huysinga	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   9

JPMorgan Equity Income Fund

Class/Ticker: A/OIEIX; B/OGIBX; C/OINCX; Select/HLIEX

What is the goal of the Fund?

The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.49	0.49	0.50	0.50
Total Other Expenses	0.74	0.74	0.75	0.75
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.40	1.90	1.91	1.16
Fee Waivers and Expense Reimbursements[1]	(0.15)	NONE	NONE	(0.26)
Net Expenses[1]	1.25	1.90	1.91	0.90

1	The Fund’s adviser, administrator and distributor (“the Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.99%, 1.99% and 0.89%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

10   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	931	1,237	2,104
CLASS B SHARES ($)	693	897	1,226	2,092
CLASS C SHARES ($)	294	600	1,032	2,233
SELECT CLASS SHARES ($)	92	343	613	1,386

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	931	1,237	2,104
CLASS B SHARES ($)	193	597	1,026	2,092
CLASS C SHARES ($)	194	600	1,032	2,233
SELECT CLASS SHARES ($)	92	343	613	1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 54% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. In implementing this strategy, the Fund invests primarily in common stock, real estate investment trusts (REITs) and depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund’s investment strategy is to invest in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the Fund’s adviser believes to be their long-term investment value. The adviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Strategy Risk.  An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Smaller Cap Company Risk.  Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations and, to the extent it does, the Fund’s risks increase as it invests

NOVEMBER 1, 2009   11

JPMorgan Equity Income Fund (continued)

more heavily in smaller companies (mid cap and small cap companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Foreign Securities Risk.  To the extent that the Fund invests in depositary receipts, such investments are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares the performance to the Russell 1000® Value Index and the Lipper Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2003	13.61%
Worst Quarter	4th quarter, 2008	–17.96%

The Fund’s year-to-date total return through 9/30/09 was 9.41%.

12   J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(29.67)%	0.47%	0.30%
Return After Taxes on Distributions	(30.68)	(2.02)	(1.73)
Return After Taxes on Distributions and Sale of Fund Shares	(17.85)	0.85	0.19

CLASS A SHARES
Return Before Taxes	(33.58)	(0.92)	(0.52)

CLASS B SHARES
Return Before Taxes	(35.27)	(0.82)	(0.53)

CLASS C SHARES
Return Before Taxes	(31.36)	(0.41)	(0.63)

RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(0.79)	1.36

LIPPER EQUITY INCOME FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.40)	(1.19)	0.50

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Jonathan K.L. Simon	2004	Managing Director
Clare Hart	2004	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   13

JPMorgan Equity Index Fund

Class/Ticker: A/OGEAX; B/OGEIX; C/OEICX; Select/HLEIX

What is the goal of the Fund?

The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.29	0.28	0.29	0.29
Total Other Expenses	0.54	0.53	0.54	0.54
Total Annual Fund Operating Expenses[1]	1.04	1.53	1.54	0.79
Fee Waivers and Expense Reimbursements[1]	(0.59)	(0.33)	(0.34)	(0.59)
Net Expenses[1]	0.45	1.20	1.20	0.20

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45%, 1.20%, 1.20% and 0.20%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

14   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	569	783	1,014	1,679
CLASS B SHARES ($)	622	751	1,003	1,663
CLASS C SHARES ($)	222	453	807	1,806
SELECT CLASS SHARES ($)	20	193	381	923

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	569	783	1,014	1,679
CLASS B SHARES ($)	122	451	803	1,663
CLASS C SHARES ($)	122	453	807	1,806
SELECT CLASS SHARES ($)	20	193	381	923

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 18% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in stocks included in the S&P 500 Index1 and also may invest in stock index futures and other equity derivatives. The Fund’s adviser attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock. Under normal circumstances, at least 80% of the Fund’s assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivative instruments that provide exposure to stocks of such companies.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

1	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Main Investment Risks

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Index Investing Risk.  The Fund is not actively managed and is designed to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if

NOVEMBER 1, 2009   15

JPMorgan Equity Index Fund (continued)

the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. It compares the performance to the S&P 500 Index and the Lipper S&P 500 Objective Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2003	15.31%
Worst Quarter	4th quarter, 2008	–21.92%

The Fund’s year-to-date total return through 9/30/09 was 19.29%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(37.05)%	(2.39)%	(1.63)%
Return After Taxes on Distributions	(37.27)	(2.66)	(1.98)
Return After Taxes on Distributions and Sale of Fund Shares	(23.69)	(1.92)	(1.42)

CLASS A SHARES
Return Before Taxes	(40.52)	(3.67)	(2.41)

CLASS B SHARES
Return Before Taxes	(42.71)	(3.83)	(2.46)

CLASS C SHARES
Return Before Taxes	(38.68)	(3.35)	(2.61)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(2.19)	(1.38)

LIPPER S&P 500 OBJECTIVE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.08)	(2.41)	(1.64)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

16   J.P. MORGAN U.S. EQUITY FUNDS

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Bala Iyer	1995	Managing Director
Michael Loeffler	2004	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   17

JPMorgan Growth and Income Fund

Class/Ticker: A/VGIRX; B/VINBX; C/VGICX; Select/VGIIX

What is the goal of the Fund?

The Fund seeks to provide capital growth over the long-term and earn income from dividends.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.38	0.38	0.38	0.39
Total Other Expenses	0.63	0.63	0.63	0.64
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.29	1.79	1.79	1.05
Fee Waivers and Expense Reimbursements[1]	NONE	NONE	NONE	(0.14)
Net Expenses[1]	1.29	1.79	1.79	0.91

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.30%, 1.80%, 1.80% and 0.90%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

18   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	649	913	1,195	2,000
CLASS B SHARES ($)	682	863	1,170	1,974
CLASS C SHARES ($)	282	563	970	2,105
SELECT CLASS SHARES ($)	93	320	566	1,270

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	649	913	1,195	2,000
CLASS B SHARES ($)	182	563	970	1,974
CLASS C SHARES ($)	182	563	970	2,105
SELECT CLASS SHARES ($)	93	320	566	1,270

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund’s adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will predominantly be of companies with market capitalizations similar to those within the universe of S&P 500/Citigroup Value Index stocks.

While common stocks are the Fund’s primary investment, the Fund may invest significantly in real estate investment trusts (REITs) and depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser will emphasize companies which are leaders within their sectors. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends. The adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Strategy Risk.  An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be

NOVEMBER 1, 2009   19

JPMorgan Growth and Income Fund (continued)

more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.   Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Foreign Securities Risk.  To the extent that the Fund invests in depositary receipts, such investments are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/Citigroup Value Index, and the Lipper Large-Cap Value Funds Index and Lipper Large-Cap Core Funds Index, both of which are indexes based on the total returns of certain large cap mutual funds as determined by Lipper. The Fund’s Lipper Index changed to the Lipper Large-Cap Core Funds Index because Lipper recategorized the Fund. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2003	17.71%
Worst Quarter	4th quarter, 2008	–22.43%

The Fund’s year-to-date total return through 9/30/09 was 14.93%.

20   J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(40.34)%	(3.51)%	(2.01)%
Return After Taxes on Distributions	(40.50)	(4.30)	(3.12)
Return After Taxes on Distributions and Sale of Fund Shares	(25.95)	(2.71)	(1.70)

CLASS B SHARES
Return Before Taxes	(42.37)	(3.41)	(1.88)

CLASS C SHARES
Return Before Taxes	(38.35)	(2.95)	(1.98)

SELECT CLASS SHARES
Return Before Taxes	(36.88)	(2.14)	(0.98)

S&P 500/CITIGROUP VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(34.92)	(2.74)	(3.12)

LIPPER LARGE-CAP CORE FUNDS INDEX	(37.07)	(2.73)	(1.90)

LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.00)	(1.90)	(0.36)

After-tax returns are shown for only the Class A Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Jonathan K.L. Simon	2002	Managing Director
Clare Hart	2004	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   21

JPMorgan Intrepid America Fund

Class/Ticker: A/JIAAX; C/JIACX; Select/JPIAX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.17	0.16	0.16
Total Other Expenses	0.42	0.41	0.41
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.33	1.82	1.07
Fee Waivers and Expense Reimbursements[1]	(0.07)	(0.06)	(0.06)
Net Expenses[1]	1.26	1.76	1.01

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

22   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	918	1,209	2,037
CLASS C SHARES ($)	279	567	980	2,132
SELECT CLASS SHARES ($)	103	334	584	1,300

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	918	1,209	2,037
CLASS C SHARES ($)	179	567	980	2,132
SELECT CLASS SHARES ($)	103	334	584	1,300

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 125% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large and mid capitalization U.S. companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Because the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

NOVEMBER 1, 2009   23

JPMorgan Intrepid America Fund (continued)

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Russell 1000® Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 2004	11.38%
Worst Quarter	4th quarter, 2008	–22.19%

The Fund’s year-to-date total return through 9/30/09 was 21.93%.

AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund[1] (since 2/28/03)
SELECT CLASS SHARES
Return Before Taxes	(38.98)%	(2.01)%	4.21%
Return After Taxes on Distributions	(39.41)	(2.38)	3.55
Return After Taxes on Distributions and Sale of Fund Shares	(24.79)	(1.62)	3.53

CLASS A SHARES
Return Before Taxes	(42.31)	(3.24)	3.09

CLASS C SHARES
Return Before Taxes	(40.43)	(2.59)	3.69

RUSSELL 1000® INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(37.60)	(2.04)	3.47

LIPPER LARGE-CAP CORE FUNDS INDEX (Reflects No Deduction for Taxes)	(37.07)	(2.73)	2.14

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A and Class C Shares prior to their inception on 2/19/05 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class A Shares and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios.

1	Subsequent to the inception of the Fund on 2/28/03, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

24   J.P. MORGAN U.S. EQUITY FUNDS

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2008	Managing Director
Robert Weller	2004	Vice President
Jason Alonzo	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   25

JPMorgan Intrepid Growth Fund

Class/Ticker: A/JIGAX; C/JCICX; Select/JPGSX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.22	0.22	0.20
Total Other Expenses	0.47	0.47	0.45
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.38	1.88	1.11
Fee Waivers and Expense Reimbursements[1]	(0.12)	(0.12)	(0.10)
Net Expenses[1]	1.26	1.76	1.01

1	The Fund’s adviser, administrator and the distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

26   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	928	1,230	2,086
CLASS C SHARES ($)	279	579	1,005	2,191
SELECT CLASS SHARES ($)	103	343	602	1,343

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	928	1,230	2,086
CLASS C SHARES ($)	179	579	1,005	2,191
SELECT CLASS SHARES ($)	103	343	602	1,343

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 121% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large and mid capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Growth Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Mid Cap Company Risk.  Because the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid cap companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s

NOVEMBER 1, 2009   27

JPMorgan Intrepid Growth Fund (continued)

original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 2004	10.57%
Worst Quarter	4th quarter, 2008	–22.16%

The Fund’s year-to-date total return through 9/30/09 was 23.92%.

AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund[1] (since 2/28/03)
SELECT CLASS SHARES
Return Before Taxes	(39.23)%	(2.35)%	3.29%
Return After Taxes on Distributions	(39.30)	(3.09)	2.39
Return After Taxes on Distributions and Sale of Fund Shares	(25.41)	(2.19)	2.52

CLASS A SHARES
Return Before Taxes	(42.56)	(3.58)	2.19

CLASS C SHARES
Return Before Taxes	(40.67)	(2.91)	2.78

RUSSELL 1000® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	(3.42)	2.00

LIPPER LARGE-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(41.39)	(3.99)	1.19

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A and Class C Shares prior to their inception on 2/19/05 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class A Shares and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios.

1	Subsequent to the inception of the Fund on 2/28/03, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

28   J.P. MORGAN U.S. EQUITY FUNDS

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2008	Managing Director
Robert Weller	2004	Vice President
Jason Alonzo	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   29

JPMorgan Intrepid Plus Fund

Class/Ticker: A/JPSAX; C/JPSCX; Select/JILSX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Investor Expenses for Class A, Class C and Select Class Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Dividend Expenses on Short Sales	0.30	0.29	0.30
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.41	0.44	0.45
Total Other Expenses	0.96	0.98	1.00
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	2.47	2.99	2.26
Fee Waivers and Expense Reimbursements[1]	(0.76)	(0.79)	(0.80)
Net Expenses[1]	1.71	2.20	1.46

1	The Fund’s adviser, administrator and the distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.40%, 1.90% and 1.15%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

30   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	690	1,185	1,707	3,129
CLASS C SHARES ($)	323	850	1,503	3,253
SELECT CLASS SHARES ($)	149	629	1,137	2,533

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	690	1,185	1,707	3,129
CLASS C SHARES ($)	223	850	1,503	3,253
SELECT CLASS SHARES ($)	149	629	1,137	2,533

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 504% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its assets, in long and short positions with respect to equity securities. These equity securities will primarily be common stocks.

The Fund will take long positions in equity securities the adviser believes offer attractive return potential, generally either because they are undervalued or because they have strong momentum. The Fund will sell short securities the adviser believes will underperform. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Index as well as relative to traditional strategies which do not have the ability to sell stock short. At the same time, by controlling factor or risk exposures through portfolio construction, the Fund seeks to limit its volatility to that of the overall market, as represented by the Russell 1000® Index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management, including to obtain significant amounts of long or short exposure, and to increase the Fund’s gain.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks and considers short selling the lowest ranked securities. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in

NOVEMBER 1, 2009   31

JPMorgan Intrepid Plus Fund (continued)

value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 1000® Index and the Lipper Long/Short Equity Funds Average, an average based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	4.95%
Worst Quarter	4th quarter, 2008	–21.26%

The Fund’s year-to-date total return through 9/30/09 was 23.96%.

32   J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2008)

	Past 1 Year	Life of Fund (since 1/31/06)
SELECT CLASS SHARES
Return Before Taxes	(38.76)%	(11.89)%
Return After Taxes on Distributions	(38.81)	(11.92)
Return After Taxes on Distributions and Sale of Fund Shares	(25.14)	(9.91)

CLASS A SHARES
Return Before Taxes	(42.13)	(13.74)

CLASS C SHARES
Return Before Taxes	(40.19)	(12.54)

RUSSELL 1000® INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(37.60)	(9.75)

LIPPER LONG/SHORT EQUITY FUNDS AVERAGE (Reflects No Deduction for Taxes)	(28.15)	(5.71)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2008	Managing Director
Michael A. Rosen	2008	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   33

JPMorgan Intrepid Value Fund

Class/Ticker: A/JIVAX; C/JIVCX; Select/JPIVX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES

(Fees paid directly from your Investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.39	0.39	0.40
Total Other Expenses	0.64	0.64	0.65
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.55	2.05	1.31
Fee Waivers and Expense Reimbursements[1]	(0.45)	(0.45)	(0.46)
Net Expenses[1]	1.10	1.60	0.85

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.09%, 1.59% and 0.84%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

34   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	631	947	1,285	2,237
CLASS C SHARES ($)	263	599	1,062	2,343
SELECT CLASS SHARES ($)	87	370	674	1,539

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	631	947	1,285	2,237
CLASS C SHARES ($)	163	599	1,062	2,343
SELECT CLASS SHARES ($)	87	370	674	1,539

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 107% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large and mid capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Value Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Mid Cap Company Risk.  Because the Fund may invest in large- and mid-capitalization companies, the Fund’s risks increase as it invests more heavily in mid-capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

NOVEMBER 1, 2009   35

JPMorgan Intrepid Value Fund (continued)

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 2004	10.25%
Worst Quarter	4th quarter, 2008	–22.75%

The Fund’s year-to-date total return through 9/30/09 was 17.88%.

36   J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund[1] (since 2/28/03)
SELECT CLASS SHARES
Return Before Taxes	(36.52)%	0.22%	6.10%
Return After Taxes on Distributions	(36.66)	(0.39)	5.21
Return After Taxes on Distributions and Sale of Fund Shares	(23.46)	0.20	5.10

CLASS A SHARES
Return Before Taxes	(39.99)	(1.05)	4.95

CLASS C SHARES
Return Before Taxes	(37.97)	(0.36)	5.57

RUSSELL 1000® VALUE INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(0.79)	4.82

LIPPER LARGE-CAP VALUE FUNDS INDEX (Reflects No Deduction for Taxes)	(37.00)	(1.90)	3.50

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A and Class C Shares prior to their inception on 2/19/05 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class A Shares and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios.

1	Subsequent to the inception of the Fund on 2/28/03, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2008	Managing Director
Robert Weller	2004	Vice President
Jason Alonzo	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   37

JPMorgan Large Cap Growth Fund

Class/Ticker: A/OLGAX; B/OGLGX; C/OLGCX; Select/SEEGX

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

Investor Expenses for Classes A, Class B, Class C and Select Class Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.45	0.43	0.44	0.44
Total Other Expenses	0.70	0.68	0.69	0.69
Total Annual Fund Operating Expenses[1]	1.45	1.93	1.94	1.19
Fee Waivers and Expense Reimbursements[1]	(0.21)	(0.15)	(0.16)	(0.20)
Net Expenses[1]	1.24	1.78	1.78	0.99

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.78%, 1.78% and 0.99%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

38   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	645	940	1,257	2,152
CLASS B SHARES ($)	681	892	1,228	2,117
CLASS C SHARES ($)	281	594	1,032	2,251
SELECT CLASS SHARES ($)	101	358	635	1,425

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	645	940	1,257	2,152
CLASS B SHARES ($)	181	592	1,028	2,117
CLASS C SHARES ($)	181	594	1,032	2,251
SELECT CLASS SHARES ($)	101	358	635	1,425

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 124% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of large, well-established companies. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 1000 Growth Index ranged from $360 million to $335 billion. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. The adviser seeks to identify long-term imbalances in supply and demand.

The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover,

NOVEMBER 1, 2009   39

JPMorgan Large Cap Growth Fund (continued)

higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 1999	19.65%
Worst Quarter	4th quarter, 2008	–21.53%

The Fund’s year-to-date total return through 9/30/09 was 21.10%.

40   J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(39.56)%	(2.27)%	(4.53)%
Return After Taxes on Distributions	(39.56)	(2.28)	(4.83)
Return After Taxes on Distributions and Sale of Fund Shares	(25.71)	(1.92)	(3.64)

CLASS A SHARES
Return Before Taxes	(42.88)	(3.56)	(5.28)

CLASS B SHARES
Return Before Taxes	(45.04)	(3.55)	(5.29)

CLASS C SHARES
Return Before Taxes	(41.01)	(3.08)	(5.38)

RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	(3.42)	(4.27)

LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(41.39)	(3.99)	(4.76)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2006	Managing Director
Giri Devulapally	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   41

JPMorgan Large Cap Value Fund

Class/Ticker: A/OLVAX; B/OLVBX; C/OLVCX; Select/HLQVX

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.27	0.27	0.27	0.27
Total Other Expenses	0.52	0.52	0.52	0.52
Total Annual Fund Operating Expenses[1]	1.17	1.67	1.67	0.92

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.99%, 1.99% and 0.99%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

42   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the total annual fund operating expenses shown in the fee table. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	638	877	1,135	1,871
CLASS B SHARES ($)	670	826	1,107	1,843
CLASS C SHARES ($)	270	526	907	1,976
SELECT CLASS SHARES ($)	94	293	509	1,131

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	638	877	1,135	1,871
CLASS B SHARES ($)	170	526	907	1,843
CLASS C SHARES ($)	170	526	907	1,976
SELECT CLASS SHARES ($)	94	293	509	1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 108% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 1000 Value Index ranged from $360 million to $335 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover,

NOVEMBER 1, 2009   43

JPMorgan Large Cap Value Fund (continued)

higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2003	17.37%
Worst Quarter	3rd quarter, 2002	–20.73%

The Fund’s year-to-date total return through 9/30/09 was 25.97%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(39.06)%	(2.77)%	(1.06)%
Return After Taxes on Distributions	(39.25)	(4.48)	(2.36)
Return After Taxes on Distributions and Sale of Fund Shares	(25.05)	(2.20)	(0.97)

CLASS A SHARES
Return Before Taxes	(42.38)	(4.05)	(1.85)

CLASS B SHARES
Return Before Taxes	(44.61)	(4.04)	(1.83)

CLASS C SHARES*
Return Before Taxes	(40.68)	(3.59)	(1.96)

RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(0.79)	1.36

LIPPER LARGE-CAP VALUE FUNDS INDEX	(37.00)	(1.90)	(0.36)
(Reflects No Deduction for Taxes)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to their inception on 3/22/99 is based on the performance of Select Class Shares, which invest in the same portfolio of securities. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

44   J.P. MORGAN U.S. EQUITY FUNDS

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Alan Gutmann	2004	Vice President
Kelly Miller	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   45

JPMorgan U.S. Equity Fund

Class/Ticker: A/JUEAX; B/JUEBX; C/JUECX; Select/JUESX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of selected equity securities.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.22	0.21	0.22	0.22
Total Other Expenses	0.47	0.46	0.47	0.47
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.13	1.62	1.63	0.88
Fee Waivers and Expense Reimbursements[1]	(0.07)	(0.04)	(0.05)	(0.08)
Net Expenses[1]	1.06	1.58	1.58	0.80

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.05%, 1.57%, 1.57% and 0.79%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

46   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	627	859	1,108	1,822
CLASS B SHARES ($)	661	807	1,078	1,788
CLASS C SHARES ($)	261	509	882	1,929
SELECT CLASS SHARES ($)	82	273	480	1,077

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	627	859	1,108	1,822
CLASS B SHARES ($)	161	507	878	1,788
CLASS C SHARES ($)	161	509	882	1,929
SELECT CLASS SHARES ($)	82	273	480	1,077

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 101% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies, but it may also invest up to 20% of its assets in common stocks of foreign companies, including depositary receipts.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies

NOVEMBER 1, 2009   47

JPMorgan U.S. Equity Fund (continued)

may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Strategy Risk.  An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Foreign Securities Risk.  Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	18.00%
Worst Quarter	4th quarter, 2008	–20.57%

The Fund’s year-to-date total return through 9/30/09 was 24.14%.

48   J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(34.64)%	(0.84)%	(1.01)%
Return After Taxes on Distributions	(34.82)	(2.09)	(2.24)
Return After Taxes on Distributions and Sale of Fund Shares	(22.22)	(0.73)	(1.07)

CLASS A SHARES
Return Before Taxes	(38.33)	(2.18)	(1.77)

CLASS B SHARES
Return Before Taxes	(40.15)	(2.09)	(1.67)

CLASS C SHARES
Return Before Taxes	(36.15)	(1.66)	(1.67)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(2.19)	(1.38)

LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.07)	(2.73)	(1.90)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 1/1/99 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses).

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Thomas Luddy	2006	Managing Director
Susan Bao	2001	Managing Director
Helge Skibeli	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   49

JPMorgan U.S. Large Cap Core Plus Fund

Class/Ticker: A/JLCAX; C/JLPCX; Select/JLPSX

What is the goal of the Fund?

The Fund seeks to provide a high total return from a portfolio of selected equity securities.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Dividend Expenses on Short Sales	0.42	0.41	0.41
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.23	0.23	0.23
Total Other Expenses	0.90	0.89	0.89
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	2.16	2.65	1.90
Fee Waivers and Expense Reimbursements[1]	(0.33)	(0.33)	(0.33)
Net Expenses[1]	1.83	2.32	1.57

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A and Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.40%, 1.90% and 1.15%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

50   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	701	1,136	1,595	2,863
CLASS C SHARES ($)	335	792	1,376	2,959
SELECT CLASS SHARES ($)	160	565	996	2,195

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	701	1,136	1,595	2,863
CLASS C SHARES ($)	235	792	1,376	2,959
SELECT CLASS SHARES ($)	160	565	996	2,195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 116% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of purchase. Equity securities in which the Fund invests significantly include common stocks of U.S. and foreign companies, including depositary receipts.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, swaps, and contracts for differences (CFDs), to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management, including to obtain significant amounts of long or short exposure, and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting

NOVEMBER 1, 2009   51

JPMorgan U.S. Large Cap Core Plus Fund (continued)

individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Short Selling Risk  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Foreign Securities Risk.  Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past three calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Extended U.S. Large Cap Core Funds Average, an average based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	8.59%
Worst Quarter	4th quarter, 2008	–20.28%

The Fund’s year-to-date total return through 9/30/09 was 27.52%.

52   J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund (since 11/1/05)
SELECT CLASS SHARES
Return Before Taxes	(34.58)%	(1.54)%
Return After Taxes on Distributions	(34.72)	(2.02)
Return After Taxes on Distributions and Sale of Fund Shares	(22.31)	(1.42)

CLASS A SHARES
Return Before Taxes	(38.20)	(3.46)

CLASS C SHARES
Return Before Taxes	(36.08)	(2.27)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(6.84)

LIPPER EXTENDED U.S. LARGE CAP CORE FUNDS AVERAGE (Reflects No Deduction for Taxes)	(38.97)	(9.74)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Thomas Luddy	2005	Managing Director
Susan Bao	2005	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   53

JPMorgan U.S. Large Cap Value Plus Fund

Class/Ticker: A/JTVAX; C/JTVCX; Select/JTVSX

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

Investor Expenses for Class A, Class C and Select Class Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) when you buy Shares, as a % of Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Dividend Expenses on Short Sales	0.32	0.32	0.31
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	4.24	4.49	1.81
Total Other Expenses	4.81	5.06	2.37
Acquired Fund Fees and Expenses	0.02	0.02	0.02
Total Annual Fund Operating Expenses[1]	6.08	6.83	3.39
Fee Waivers and Expense Reimbursements[1]	(4.49)	(4.74)	(2.06)
Net Expenses[1]	1.59	2.09	1.33

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00% respectively of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

54   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	678	1,857	3,010	5,786
CLASS C SHARES ($)	312	1,592	2,922	6,040
SELECT CLASS SHARES ($)	135	850	1,587	3,537

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	678	1,857	3,010	5,786
CLASS C SHARES ($)	212	1,592	2,922	6,040
SELECT CLASS SHARES ($)	135	850	1,587	3,537

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 93% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 1000 Value Index ranged from $360 million to $335 billion. In implementing its strategies, the Fund invests primarily in common stocks.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies that do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management, including to obtain significant amounts of long or short exposure and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price;

•	high potential reward compared to potential risk; and

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a

NOVEMBER 1, 2009   55

JPMorgan U.S. Large Cap Value Plus Fund (continued)

company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 1000® Value Index, and the Lipper Long/Short Equity Funds Average, an average based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–5.78%
Worst Quarter	4th quarter, 2008	–19.80%

The Fund’s year-to-date total return through 9/30/09 was 26.35%.

56   J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2008)

	Past 1 Year	Life of Fund (since 11/30/07)
SELECT CLASS SHARES
Return Before Taxes	(38.43)%	(37.13)%
Return After Taxes on Distributions	(38.55)	(37.31)
Return After Taxes on Distributions and Sale of Fund Shares	(24.83)	(31.49)

CLASS A SHARES
Return Before Taxes	(41.77)	(40.30)

CLASS C SHARES
Return Before Taxes	(39.91)	(37.62)

RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(35.16)

LIPPER LONG/SHORT EQUITY FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(28.15)	(25.61)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Alan Gutmann	2007	Vice President
Kelly Miller	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   57

JPMorgan Value Opportunities Fund

Class/Ticker: A/JVOAX; B/JVOBX; C/JVOCX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses for Class A, Class B and Class C Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 77 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 43 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.29	0.29	0.29
Total Other Expenses	0.54	0.54	0.54
Total Annual Fund Operating Expenses	1.19	1.69	1.69
Fee Waivers and Expense Reimbursements[1]	(0.12)	(0.12)	(0.12)
Net Expenses[1]	1.07	1.57	1.57

1	The Fund’s adviser, distributor and business manager (the “Service Providers”) have contractually agreed to waive their respective fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) exceed 1.09%, 1.59% and 1.59%, respectively, of their average daily net assets. This agreement continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it. Due to the contractual expense cap on the Fund’s Institutional Class shares which currently requires fund level waivers, the “Net Expenses” for the Class A, Class B and Class C shares are below their contractual expense caps.

58   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	628	872	1,134	1,882
CLASS B SHARES ($)	660	821	1,107	1,855
CLASS C SHARES ($)	260	521	907	1,988

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	628	872	1,134	1,882
CLASS B SHARES ($)	160	521	907	1,855
CLASS C SHARES ($)	160	521	907	1,988

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 98% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large- capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid capitalization while those above $5 billion are considered large capitalization. Although the Fund is permitted to invest significantly in both mid- and large-capitalization companies, the adviser currently intends to invest primarily in equity securities of large capitalization companies. The equity securities the Fund primarily invests in are common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: The adviser invests in companies whose securities are, in the adviser’s opinion, currently undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Mid-Cap Company Risk.  Investments in mid-cap companies may be riskier than investments in larger, more established companies. Mid-cap companies may be more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

NOVEMBER 1, 2009   59

JPMorgan Value Opportunities Fund (continued)

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A Shares for the past seven calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	18.19%
Worst Quarter	4th quarter, 2008	–20.68%

The Fund’s year-to-date total return through 9/30/09 was 25.22%.

60   J.P. MORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund (since 12/31/01)
CLASS A SHARES
Return Before Taxes	(43.08)%	(3.97)%	(0.78)%
Return After Taxes on Distributions	(43.32)	(5.26)	(2.65)
Return After Taxes on Distributions and Sale of Fund Shares	(27.71)	(3.30)	(0.81)

CLASS B SHARES
Return Before Taxes	(45.23)	(3.97)	(0.65)

CLASS C SHARES[1]
Return Before Taxes	(41.25)	(3.51)	(0.65)

RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(0.79)	0.78

LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.00)	(1.90)	(0.97)

After-tax returns are shown for only the Class A Shares, and not the other classes shown, and after-tax returns for those other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the Fund’s performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1	Class C Shares began operations on 2/19/05. The performance for the period before Class C Shares began operations is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of the Class C Shares.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Alan Gutmann	2003	Vice President
Kelly Miller	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   61

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Except for Diversified Fund, each Fund will invest primarily in equity securities as described in its Risk/Return Summary. Diversified Fund will invest at least 50% of its assets in equity securities. These equity securities may include

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock.

The main investment strategies for each Fund may also include

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

•	exchange-traded funds (ETFs) which are registered investment companies that seek to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries

•	affiliated money market funds

•	foreign securities, often in the form of depositary receipts

•	derivatives, including futures, options and swaps

•	securities lending (except for Intrepid Plus Fund, U.S. Large Cap Core Plus Fund, U.S. Large Cap Value Plus Fund and Value Opportunities Fund)

Each Fund may utilize these investment strategies to a greater or lesser degree. The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVES

An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objectives for Equity Income Fund, Equity Index Fund, Large Cap Growth Fund and Large Cap Value Fund are fundamental. The investment objectives for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund.

Diversified Fund

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. Some of these securities may be purchased on a forward commitment basis. The Fund may also invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

At least 75% of the Fund’s bond investments must be rated investment grade by Moody’s Investors Service (Moody’s), Standard & Poor’s (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody’s, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-backed securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations (CMOs) and principal-only (PO) and interest-only (IO) stripped mortgage-backed securities.

The Fund may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities at a future date.

In addition to purchasing securities directly, the Fund may invest up to 20% of its assets in shares of other J.P. Morgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate. The investments in the J.P. Morgan Funds will be considered part of the applicable asset class when the percentages for the asset allocation model are calculated. See “Investments in Other J.P. Morgan Funds by the JPMorgan Diversified Fund” under ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES in the Statement of Additional Information for a list of the J.P. Morgan Funds that the adviser is currently targeting for actual or potential investment by the Fund. The Fund may utilize other J.P. Morgan Funds in the future.

Expenses of Underlying Funds. The percentage of the Diversified Fund’s assets that will be allocated to other J.P. Morgan Funds may be changed from time to time by the Fund’s adviser. To the extent that the allocations among the underlying J.P. Morgan Funds are changed, or to the extent that the expense ratios of the underlying funds change, the Acquired Fund Fees and Expenses reflected in the Fund’s “Annual Fund Operating Expenses” table may increase or decrease.

62   J.P. MORGAN U.S. EQUITY FUNDS

The Diversified Fund began investing in other J.P. Morgan Funds (other than money market funds) as of January 1, 2009. Based on the Fund’s allocation to these other J.P. Morgan Funds as of June 30, 2009, it is estimated that the “Acquired Fund Fees and Expenses” would be 0.16% of the Fund’s average daily net assets for the first 12 month period ended December 31, 2009. The Fund’s adviser and distributor have voluntarily agreed to waive the Fund’s fees in the pro rata amount of the advisory and shareholder service fees charged by the underlying J.P. Morgan Funds, which is estimated to be 0.11% for the first 12 months. Therefore, the increase in “Total Annual Fund Operating Expenses” after considering the effect of the increased “Acquired Fund Fees and Expenses” is estimated to be 0.16% and the increase in Net Expenses after considering the effect of the increased “Acquired Fund Fees and Expenses” and any corresponding fee waivers is estimated to be 0.05% for the first 12 month period. “Acquired Fund Fees and Expenses” and the amount of the voluntary waiver will vary with changes in the expenses of the underlying J.P. Morgan Funds, as well as the allocation of the Fund’s assets; as a result, the waiver may be higher or lower than 0.11%.

Intrepid Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund

“Plus” in each Fund’s name refers to the additional return the Fund endeavors to add both relative to its index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

By purchasing equity securities expected to outperform and underweighting or selling short equity securities expected to underperform while maintaining a full exposure to the equity market, the Intrepid Plus Fund seeks to produce returns that exceed those of the Russell 1000® Index. At the same time, by controlling factor or risk exposures through portfolio construction, the Fund seeks to limit its volatility to that of the overall market, as represented by the Russell 1000® Index.

Viewed sector by sector, the U.S. Large Cap Core Plus Fund’s and U.S. Large Cap Value Plus Fund’s net weightings of equity securities are similar to those of its index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued.

By following this process, the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund seek to produce returns that exceed those of its index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the index, the Fund seeks to limit its volatility to that of the overall market, as represented by its index.

Each Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure except that companies with large weights in the Fund’s benchmark may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

Each Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

INVESTMENT RISKS

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary

NOVEMBER 1, 2009   63

More About the Funds (continued)

with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Growth Investing Risk (applicable for Intrepid Growth Fund and Large Cap Growth Fund).  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Value Investing Risk (applicable for Intrepid Value Fund, Large Cap Value Fund, U.S. Large Cap Value Plus Fund and Value Opportunities Fund).  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. Certain Funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the

64   J.P. MORGAN U.S. EQUITY FUNDS

risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. With respect to the Equity Index Fund, Large Cap Growth Fund and Large Cap Value Fund, in situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Redemption Risk. A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk.  A Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Derivatives Risk.  The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Diversified Fund

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

NOVEMBER 1, 2009   65

More About the Funds (continued)

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which may be highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Mortgage-Related and Other Asset-Backed Securities Risk. The Fund invests in mortgage-related and asset-backed securities. These securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Investment Company Risk. To the extent that the Fund invests in underlying JPMorgan Funds, the Fund’s investment performance is related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the underlying funds in which it invests. Shareholders will bear not only their proportionate share of the Fund’s expenses, but also indirectly pay a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations to underlying funds change from time to time, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Because the adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the adviser and its affiliates.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Intrepid Plus Fund, U.S. Large Cap Core Plus Fund, and U.S. Large Cap Value Plus Fund

Short Selling Risk.  Each Fund’s strategy may involve more risk than other funds that do not engage in short selling. A Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the

66   J.P. MORGAN U.S. EQUITY FUNDS

value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus in the Statement of Additional Information. For more information about risks associated with the types of investments that the Funds purchase, please read “Risk/Return Summaries” the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds (except the Equity Index Fund) may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the Equity Index Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

NOVEMBER 1, 2009   67

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Disciplined Equity Fund
Diversified Fund
Growth and Income Fund
Intrepid America Fund
Intrepid Growth Fund
Intrepid Plus Fund
Intrepid Value Fund
U.S. Equity Fund
U.S. Large Cap Core Plus Fund
U.S. Large Cap Value Plus Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Equity Income Fund
Equity Index Fund
Large Cap Growth Fund
Large Cap Value Fund

The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation.

The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA), each acts as investment adviser to several of the Funds and makes the day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds and the Value Opportunities Fund, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/09, JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Disciplined Equity Fund	0.22%
Diversified Fund	0.31
Equity Income Fund	0.38
Equity Index Fund	0.03
Growth and Income Fund	0.40
Intrepid America Fund	0.65
Intrepid Growth Fund	0.63
Intrepid Plus Fund	1.02
Intrepid Value Fund	0.49
Large Cap Growth Fund	0.43
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.71
U.S. Large Cap Value Plus Fund	0.43
Value Opportunities Fund	0.40

A discussion of the basis the trustees of each trust and the directors of the corporation used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31, except that the discussion for the Value Opportunities Fund is available in the annual report for the most recent fiscal year ended June 30.

The Portfolio Managers

Disciplined Equity Fund

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, Raffaele Zingone, Vice President of JPMIM and a CFA charterholder, and Scott Blasdell, Managing Director of JPMIM and a CFA charterholder. Mr. Chen has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1994. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Blasdell has been a portfolio manager on the Structured Equity Team since 2008 and prior to that time he was a portfolio manager for JPMIM’s REIT strategies. Mr. Blasdell has been an employee of JPMIM since 1999.

68   J.P. MORGAN U.S. EQUITY FUNDS

Diversified Fund

Patrik Jakobson, Managing Director of JPMIM, is the primary portfolio manager for the Diversified Fund. In that capacity, Mr. Jakobson, together with Michael Fredericks, Vice President of JPMIM, and Michael Schoenhaut, Vice President of JPMIM, are the portfolio managers responsible for oversight of the Fund. Together with a team of portfolio managers and analysts, they manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which is comprised of underlying equity and fixed income strategies. Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios and has been a portfolio manager since 1994. Mr. Fredericks joined the adviser in 2006 from Nicholas Applegate Capital Management, where from 2001 to 2006 he was a global equity analyst and a client portfolio manager. Mr. Schoenhaut, a CFA charterholder, has been an employee of JPMIM since 1997 and a portfolio manager since 2006. Thomas Luddy, Christopher T. Blum, Scott Grimshaw and Jeroen Huysinga are some of the portfolio managers of the underlying asset allocations. Mr. Luddy, Managing Director of JPMIM and a CFA charterholder, has been an employee since 1976. Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Mr. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the JPMorgan Intrepid strategies, including the JPMorgan Intrepid Funds, and for the behavioral small cap strategies. He also leads the behavioral finance portfolio management team, which manages the JPMorgan Intrepid Funds. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Mr. Grimshaw, Vice President and a CFA charterholder, has been a portfolio manager on the Taxable Bond Team since 1996. He is also responsible for the government sector. Mr. Huysinga, Managing Director of JPMIM, has been with JPMIM and its affiliates since 1997 and began as a portfolio manager of Global Strategies in 2000.

Equity Income Fund

Jonathan K.L. Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA, are the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Ms. Hart has been a portfolio manager since 2002 and is also an investment analyst covering the financial services and real estate sectors. She has been employed by the firm since 1999.

Equity Index Fund

The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D., Managing Director of JPMIA and a CFA charterholder, Dr. Iyer has served as the director of quantitative research for JPMIA since 1995. Michael Loeffler, Vice President of JPMIA and a CFA charterholder, assists Dr. Iyer in the day-to-day management of the Fund, a position he has held since January 2004. Mr. Loeffler has been employed by JPMIA since 1999 when he joined as an investment operations analyst.

Growth and Income Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM. Information on Mr. Simon and Ms. Hart is discussed earlier in this section.

Intrepid America Fund
Intrepid Growth Fund
Intrepid Value Fund

JPMorgan Chase began managing behavioral finance strategies in 1993 and now employs over 50 investment professionals worldwide who are dedicated to the strategy, including a large team allocated to the U.S. marketplace. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the J.P. Morgan Intrepid strategies, including the Intrepid Funds, and for the behavioral small cap strategies. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm.

The portfolio management team for the Intrepid Funds is led by Mr. Blum. Other members of the portfolio management team include Robert Weller, Vice President of JPMIM and a CFA charterholder, and Jason Alonzo, Vice President of JPMIM. Mr. Weller has been with JPMIM or its affiliates (or one of their predecessors) since 1997. Prior to 2003 when Mr. Weller joined the portfolio management team, he worked in the JPMorgan Private Bank Target Portfolio Manager group. Mr. Alonzo has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Mr. Weller and Mr. Alonzo have had day-to-day portfolio management responsibilities for the Intrepid Funds since 2004 and 2005, respectively.

NOVEMBER 1, 2009   69

The Funds’ Management and Administration (continued)

Intrepid Plus Fund

Together with Christopher T. Blum, Chief Investment Officer of the U.S. Behavioral Finance Group, Michael A. Rosen, Vice President of JPMIM, manages the Fund. Mr. Rosen has been with JPMIM or its affiliates (or one of its predecessors) since 2006. Prior to 2006, Mr. Rosen was a portfolio manager at BKF Capital Group, Inc. from October 2005 to June 2006 and with ING Investment Management from May 2001 to September 2005. Information with respect to Mr. Blum is discussed earlier in this section.

Large Cap Growth Fund

Christopher Jones, Managing Director of JPMIM, and Giri Devulapally, Managing Director of JPMIM and a CFA charterholder, are the portfolio managers for the Fund. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM.

Large Cap Value Fund

Alan Gutmann, Vice President of JPMIM, and Kelly Miller, Vice President of JPMIM, serve as the portfolio managers for the Fund. Mr. Gutmann has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Ms. Miller has been a portfolio manager on the Large Cap Value team since 2005. She has been an employee of the firm since 2002 and has previously worked as an analyst with the U.S. equity team from 2003 to 2005 and as an analyst with the U.S. equity client portfolio management team from 2002 to 2003. Ms. Miller is a CFA charterholder.

U.S. Equity Fund

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM; Susan Bao, Managing Director of JPMIM; and Helge Skibeli, Managing Director of JPMIM, all of whom are CFA charterholders. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. Mr. Skibeli, an employee since 1990, has been managing U.S. equity portfolios since 2002 and has been head of the U.S. Equity Research Group since 2002.

U.S. Large Cap Core Plus Fund

The Fund is managed by Thomas Luddy, Managing Director of JPMIM, and Susan Bao, Vice President of JPMIM. Information about Mr. Luddy and Ms. Bao is discussed earlier in this section.

U.S. Large Cap Value Plus Fund

Alan Gutmann, Vice President of JPMIM, and Kelly Miller, Vice President of JPMIM, serve as the portfolio managers for the Fund. Information with respect to Mr. Gutmann and Ms. Miller is discussed earlier in this section.

Value Opportunities Fund

Alan Gutmann, Vice President of JPMIM, and Kelly Miller, Vice President of JPMIM, serve as the portfolio managers for the Fund. Information with respect to Mr. Gutmann and Ms. Miller is discussed earlier in this section.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrators

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Value Opportunities Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Value Opportunities Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equaling 0.175% of average daily net assets of the Fund. During the fiscal year ended June 30, 2009 the Business Manager was paid a fee of 0.64% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $50 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

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The Funds’ Shareholder Servicing Agent

The trusts and the corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

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PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C shares may be purchased by the general public.

Class B Shares may no longer be purchased or acquired by exchange from share classes other than Class B Shares. Any investment received by the Fund that is intended for Class B Shares will not be accepted and your investment will be returned.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will

72   J.P. MORGAN U.S. EQUITY FUNDS

prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the class’ minimum and eligibility requirements. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other J.P. Morgan Funds; however, Class B Shares are no longer available for new purchases.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales

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charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares will be able to exchange those shares for Class B Shares of other J.P. Morgan Funds offering Class B Shares until they convert.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirement to purchase Select Class Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not

74   J.P. MORGAN U.S. EQUITY FUNDS

readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Boards, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund. If you already hold Class B Shares of a Fund you may purchase Class A or Class C Shares in the same Fund without regard to the initial minimum investment requirement, however, subsequent investment requirements will apply.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees and their immediate families, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to

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reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

76   J.P. MORGAN U.S. EQUITY FUNDS

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A, Class B and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A, Class B and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS1

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds (other than the Equity Index Fund) and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. If you purchase $1 million or more of Class A Shares of the Equity Index Fund and are not assessed a sales charge at the time of purchase, you will not be charged any subsequent amount when you redeem. These charges apply to all your purchases, except for those purchases prior to 11/1/09, when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. Although Financial Intermediaries will not receive payments for purchases of Class A Shares of the Equity Index Fund, such purchases will count towards the cumulative investment of $1 million or more. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

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Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more of the J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•	Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•	Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

78   J.P. MORGAN U.S. EQUITY FUNDS

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your

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IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

If you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor paid a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one J.P. Morgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Funds (other than JPMT II Funds) purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of these Funds purchased on or after February 19, 2005 and for Class C Shares, the CDSC is based on the original cost of the shares.

For Class B Shares and Class C Shares, of the JPMT II Funds, the CDSC is based on the original cost.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a

80   J.P. MORGAN U.S. EQUITY FUNDS

systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other J.P. Morgan Funds. However, you may pay a Sales Charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b–1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A, Class B and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Except for the Class A Shares of the Value Opportunities Fund, payments are not tied to actual expenses incurred. For the Class A Shares of the Value Opportunities Fund, the amount of the Rule 12b-1 fee is based on actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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How to Do Business with the Funds (continued)

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investments. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class B Shares of a Fund may be exchanged for existing Class B Shares of another J.P. Morgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

For Class A, Class B and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investment.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange; however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

82   J.P. MORGAN U.S. EQUITY FUNDS

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B, Class C Shares or Select Class Shares, and the Fund or the Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and

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shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A, Class B and Class C Shares.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

84   J.P. MORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Disciplined Equity, Diversified, Equity Index, Growth and Income, Intrepid Value, Large Cap Growth, Large Cap Value, and U.S. Equity Funds generally distribute net investment income, if any, at least quarterly. The Equity Income Fund generally distributes net investment income, if any, at least monthly. The Intrepid America, Intrepid Growth, Intrepid Plus, U.S. Large Cap Core Plus, U.S. Large Cap Value Plus and Value Opportunities Funds generally distribute net investment income, if any, at least annually. The Funds will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

A Fund’s investment in certain REIT securities, debt securities, mortgage-backed securities, and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

NOVEMBER 1, 2009   85

Shareholder Information (continued)

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Any increase in the principal amount of a floating-rate debt security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund (except the Value Opportunities Fund) have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

86   J.P. MORGAN U.S. EQUITY FUNDS

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2009   87

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• With respect to the Diversified Fund, a diversified, balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund (except the Equity Index Fund) has the option of investing up to 100% of its total assets in high quality, short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

88   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities

•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Most bonds will rise in value when interest rates fall
• Debt securities have generally outperformed money market instruments over the long term, with less risk than stocks
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The advisers monitor interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

NOVEMBER 1, 2009   89

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*

•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to a Fund which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; all Funds, except for Disciplined Equity Fund, Diversified Fund, Large Cap Value Fund, U.S. Equity Fund and Value Opportunities Fund, may use derivatives in an effort to produce increased gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the U.S. Large Cap Core Plus Fund may use derivatives to leverage its portfolio, the shorts are intended to offset the additional market exposure caused by that leverage
• While the Funds may use derivatives that incidentally involve leverage, except for U.S. Large Cap Core Plus Fund and the Intrepid Plus Fund, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

90   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by Intrepid Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund
•  Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked assets and posting collateral with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•  A Fund could make money and protect against losses if management’s analysis proves correct
• Short selling may allow a Fund to implement insights into securities it expects to underperform
• Short selling may allow a Fund to diversify its holdings across a larger number of securities

•  A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy
• The Intrepid Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies help to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

NOVEMBER 1, 2009   91

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  Except for the Diversified Fund, the Funds anticipate that total foreign investments will not exceed 20% of total assets (10% of the net assets for the Market Expansion Index Fund)
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

92   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

Securities lending
•  When a Fund[2] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

2	The Intrepid Plus Fund, U.S. Large Cap Core Plus Fund, U.S. Large Cap Value Plus Fund and Value Opportunities Fund do not engage in securities lending.

NOVEMBER 1, 2009   93

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

94   J.P. MORGAN U.S. EQUITY FUNDS

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NOVEMBER 1, 2009   95

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2009	$15.44	$0.31	(e)(f)	$(3.93	)(f)	$(3.62)	$(0.30)	$(0.30)
Year Ended June 30, 2008	18.45	0.22	(e)	(3.00)		(2.78)	(0.23)	(0.23)
Year Ended June 30, 2007	15.33	0.18	(e)	3.15		3.33	(0.21)	(0.21)
January 1, 2006 through June 30, 2006 (g)	15.14	0.09	(e)	0.18		0.27	(0.08)	(0.08)
Year Ended December 31, 2005	14.78	0.13	(e)	0.36		0.49	(0.13)	(0.13)
Year Ended December 31, 2004	13.50	0.13		1.30		1.43	(0.15)	(0.15)

Select Class
Year Ended June 30, 2009	15.48	0.33	(e)(f)	(3.94	)(f)	(3.61)	(0.33)	(0.33)
Year Ended June 30, 2008	18.48	0.26	(e)	(3.00)		(2.74)	(0.26)	(0.26)
Year Ended June 30, 2007	15.34	0.22	(e)	3.16		3.38	(0.24)	(0.24)
January 1, 2006 through June 30, 2006 (g)	15.16	0.11	(e)	0.17		0.28	(0.10)	(0.10)
Year Ended December 31, 2005	14.80	0.17	(e)	0.36		0.53	(0.17)	(0.17)
Year Ended December 31, 2004	13.51	0.18		1.30		1.48	(0.19)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (24.09)%, and (23.97)%, the net investment income (loss) per share would have been $0.24 and $0.27, the net realized and unrealized gains (losses) on investments per share would have been $(3.98) and $(4.00), and the net investment income (loss) ratio would have been 2.02% and 2.19% for Class A and Select Class Shares, respectively.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Amount rounds to less than $0.01.

96   J.P. MORGAN U.S. EQUITY FUNDS

		Ratios/Supplemental data
					Ratios to average net assets (a)

Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	$11.52	(23.29	)%(f)	$965	0.85%	2.59	%(f)	0.97%	92%
—	15.44	(15.18)		1,487	0.85	1.26		0.92	72
—	18.45	21.82		1,628	0.85	1.07		0.92	59
—(h)	15.33	1.78		1,141	0.85	1.14		0.95	34
—	15.14	3.33		957	0.87	0.87		1.04	44
—	14.78	10.64		1,847	0.95	1.01		1.67	49

—	11.54	(23.17	)(f)	10,514	0.60	2.76	(f)	0.72	92
—	15.48	(14.93)		17,063	0.60	1.45		0.68	72
—	18.48	22.16		68,341	0.60	1.32		0.66	59
—(h)	15.34	1.85		254,182	0.60	1.42		0.70	34
—	15.16	3.61		90,359	0.60	1.17		0.68	44
—	14.80	11.03		79,342	0.63	1.37		0.78	49

NOVEMBER 1, 2009   97

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2009	$13.23	$0.26	(e)	$(2.28)	$(2.02)	$(0.21)	$(0.29)	$(0.50)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	(0.77)
January 1, 2006 through June 30, 2006 (g)	14.04	0.14	(e)	0.21	0.35	(0.15)	—	(0.15)
Year Ended December 31, 2005	13.73	0.23	(e)	0.32	0.55	(0.24)	—	(0.24)
Year Ended December 31, 2004	12.79	0.17	(e)	0.96	1.13	(0.19)	—	(0.19)

Class B
Year Ended June 30, 2009	13.24	0.20	(e)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)
January 1, 2006 through June 30, 2006 (g)	14.03	0.11	(e)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(e)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.79	0.08	(e)	0.96	1.04	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2009	13.22	0.20	(e)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)
January 1, 2006 through June 30, 2006 (g)	14.03	0.11	(e)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(e)	0.32	0.48	(0.17)	—	(0.17)
Year Ended December 31, 2004	12.80	0.08	(e)	0.95	1.03	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2009	13.26	0.29	(e)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)
January 1, 2006 through June 30, 2006 (g)	14.06	0.16	(e)	0.21	0.37	(0.17)	—	(0.17)
Year Ended December 31, 2005	13.75	0.25	(e)	0.33	0.58	(0.27)	—	(0.27)
Year Ended December 31, 2004	12.81	0.22	(e)	0.96	1.18	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

98   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.71	(15.04)%		$95,028	1.11%	2.36%	1.40%	165%
13.23	(5.68	)(f)	134,183	1.14	2.04	1.33	234
15.68	15.79		159,579	1.14	2.11	1.34	218
14.24	2.51		140,537	1.14	2.01	1.42	127
14.04	4.04		149,015	1.14	1.65	1.30	214
13.73	8.94		42,711	1.25	1.32	1.63	242

10.72	(15.51)		18,025	1.62	1.81	1.89	165
13.24	(6.20	)(f)	37,605	1.65	1.51	1.83	234
15.69	15.30		69,996	1.65	1.57	1.84	218
14.23	2.24		106,044	1.65	1.49	1.92	127
14.03	3.49		128,985	1.65	1.16	1.79	214
13.72	8.16		13,641	1.93	0.63	2.13	242

10.70	(15.46)		2,841	1.61	1.85	1.90	165
13.22	(6.24	)(f)	3,636	1.65	1.53	1.83	234
15.68	15.32		5,015	1.65	1.60	1.84	218
14.23	2.24		4,489	1.65	1.49	1.92	127
14.03	3.50		5,314	1.65	1.15	1.79	214
13.72	8.10		786	1.93	0.65	2.13	242

10.74	(14.79)		50,070	0.86	2.60	1.15	165
13.26	(5.43	)(f)	77,601	0.89	2.31	1.08	234
15.71	16.11		107,974	0.89	2.36	1.09	218
14.26	2.63		98,539	0.89	2.25	1.17	127
14.06	4.28		126,285	0.89	1.86	1.04	214
13.75	9.28		136,990	0.91	1.65	1.11	242

NOVEMBER 1, 2009   99

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2009	$9.11	$0.22	(c)	$(2.30)	$(2.08)	$(0.21)	$(0.47)	$(0.68)
Year Ended June 30, 2008	12.42	0.28	(c)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(c)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(c)	0.79	1.06	(0.30)	(4.23)	(4.53)
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	(2.76)

Class B
Year Ended June 30, 2009	9.05	0.18	(c)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(c)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(c)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)

Class C
Year Ended June 30, 2009	9.05	0.18	(c)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(c)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(c)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)

Select Class
Year Ended June 30, 2009	9.20	0.25	(c)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(c)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(c)	2.27	2.57	(0.29)	(1.94)	(2.23)
Year Ended June 30, 2006	15.65	0.32	(c)	0.79	1.11	(0.34)	(4.23)	(4.57)
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(c)	Calculated based upon average shares outstanding.

(d)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

100   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$6.35	(22.86)%		$66,117	1.23%	3.13%	1.39%	54%
9.11	(16.48	)(d)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21
15.57	11.18		118,328	1.12	1.93	1.25	68

6.30	(23.39)		7,829	1.85	2.49	1.89	54
9.05	(16.99	)(d)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21
15.52	10.40		56,778	1.79	1.23	1.87	68

6.30	(23.36)		3,879	1.85	2.54	1.90	54
9.05	(16.92	)(d)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21
15.52	10.40		7,532	1.74	1.33	1.80	68

6.42	(22.59)		78,303	0.89	3.51	1.15	54
9.20	(16.26	)(d)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21
15.65	11.46		311,852	0.87	2.15	0.95	68

NOVEMBER 1, 2009   101

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Equity Index Fund
Class A
Year Ended June 30, 2009	$29.08	$0.51	(c)	$(8.19)	$(7.68)	$(0.50)
Year Ended June 30, 2008	34.16	0.53 (c)		(5.09)	(4.56)	(0.52)
Year Ended June 30, 2007	28.90	0.48 (c)		5.28	5.76	(0.50)
Year Ended June 30, 2006	27.12	0.42 (c)		1.79	2.21	(0.43)
Year Ended June 30, 2005	26.06	0.45		1.06	1.51	(0.45)

Class B
Year Ended June 30, 2009	28.98	0.34	(c)	(8.15)	(7.81)	(0.33)
Year Ended June 30, 2008	34.02	0.28 (c)		(5.07)	(4.79)	(0.25)
Year Ended June 30, 2007	28.78	0.23 (c)		5.26	5.49	(0.25)
Year Ended June 30, 2006	27.01	0.20 (c)		1.78	1.98	(0.21)
Year Ended June 30, 2005	25.95	0.17		1.13	1.30	(0.24)

Class C
Year Ended June 30, 2009	28.98	0.34	(c)	(8.14)	(7.80)	(0.34)
Year Ended June 30, 2008	34.04	0.29 (c)		(5.08)	(4.79)	(0.27)
Year Ended June 30, 2007	28.81	0.24 (c)		5.25	5.49	(0.26)
Year Ended June 30, 2006	27.04	0.21 (c)		1.78	1.99	(0.22)
Year Ended June 30, 2005	25.99	0.21		1.08	1.29	(0.24)

Select Class
Year Ended June 30, 2009	29.08	0.56	(c)	(8.18)	(7.62)	(0.56)
Year Ended June 30, 2008	34.16	0.61 (c)		(5.09)	(4.48)	(0.60)
Year Ended June 30, 2007	28.90	0.56	(c)	5.27	5.83	(0.57)
Year Ended June 30, 2006	27.12	0.49	(c)	1.79	2.28	(0.50)
Year Ended June 30, 2005	26.06	0.55		1.02	1.57	(0.51)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (26.42)%, (26.96)%, (26.94)% and (26.23)%, and the net realized and unrealized gains (losses) on investments per share would have been $(8.20), $(8.16), $(8.15) and $(8.19) for Class A Shares, Class B Shares, Class C Shares and Select Class Shares, respectively.

(e)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(f)	Includes a gain resulting from a payment by affiliate. Without this gain the total return would have been (13.28)%.

102   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$20.90	(26.38	)%(d)	$439,950	0.45%	2.29%	1.04%	18%
29.08	(13.47	)(e)	594,810	0.45	1.64	0.97	12
34.16	20.02		624,107	0.45	1.50	0.94	9
28.90	8.19		451,728	0.45	1.47	0.98	10
27.12	5.80		440,531	0.52	1.61	0.95	11

20.84	(26.92	) (d)	36,524	1.20	1.53	1.53	18
28.98	(14.12	)(e)	71,403	1.20	0.87	1.47	12
34.02	19.12		135,620	1.20	0.75	1.44	9
28.78	7.35		168,233	1.20	0.72	1.49	10
27.01	5.02		246,159	1.27	0.87	1.55	11

20.84	(26.91	) (d)	44,210	1.20	1.53	1.54	18
28.98	(14.13	)(e)	72,637	1.20	0.89	1.47	12
34.04	19.11		92,205	1.20	0.75	1.44	9
28.81	7.36		81,673	1.20	0.72	1.48	10
27.04	5.02		94,025	1.27	0.86	1.55	11

20.90	(26.20	) (d)	887,055	0.20	2.57	0.79	18
29.08	(13.25	)(f)	1,102,129	0.20	1.89	0.72	12
34.16	20.31		1,231,982	0.20	1.75	0.69	9
28.90	8.45		1,296,312	0.20	1.72	0.73	10
27.12	6.06		1,072,290	0.27	1.91	0.62	11

NOVEMBER 1, 2009   103

Financial Highlights (continued)

	Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2009	$27.97	$0.44	(e)(f)	$(8.52	)(f)	$(8.08)	$(0.43)	$—	$(0.43)
Year Ended June 30, 2008	40.42	0.39	(e)	(7.22)		(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(e)	7.49		7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (g)	33.55	0.15	(e)	1.11		1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(e)	0.99		1.22	(0.24)	(0.43)	(0.67)
Year Ended December 31, 2004	29.18	0.25	(e)	3.81		4.06	(0.24)	—	(0.24)

Class B
Year Ended June 30, 2009	27.36	0.32	(e)(f)	(8.32	)(f)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(e)	(7.07)		(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(e)	7.35		7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (g)	32.95	0.06	(e)	1.09		1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(e)	0.99		1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(e)	3.73		3.83	(0.09)	—	(0.09)

Class C
Year Ended June 30, 2009	26.13	0.31	(e)(f)	(7.95	)(f)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(e)	(6.79)		(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(e)	7.08		7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (g)	31.81	0.06	(e)	1.05		1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(e)	0.95		1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(e)	3.60		3.70	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2009	29.02	0.52	(e)(f)	(8.82	)(f)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(e)	(7.49)		(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(e)	7.72		8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (g)	34.55	0.22	(e)	1.14		1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(e)	1.01		1.38	(0.36)	(0.43)	(0.79)
Year Ended December 31, 2004	30.02	0.40	(e)	3.90		4.30	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (29.17)%, (29.54)%, (29.51)%, and (28.93)%, the net investment income (loss) per share would have been $0.41, $0.29, $0.28 and $0.49, and the net realized and unrealized gains (losses) on investments per share would have been $(8.57), $(8.37), $(7.99), and $(8.88), and the net investment income (loss) ratio would have been 1.93%, 1.40%, 1.41% and 2.01% for Class A, Class B, Class C, and Select Class, respectively.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

104   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.46	(28.88	)%(f)	$253,559	1.27%	2.06	%(f)	1.28%	52%
27.97	(18.43)		413,710	1.16	1.15		1.16	69
40.42	23.20		581,817	1.17	0.94		1.17	49
34.67	3.76		523,111	1.26	0.85		1.30	16
33.55	3.72		543,010	1.24	0.68		1.24	41	(h)
33.00	13.98		601,100	1.30	0.84		1.41	44	(h)

19.03	(29.24	)(f)	5,976	1.77	1.53	(f)	1.78	52
27.36	(18.84)		12,097	1.66	0.62		1.66	69
39.67	22.61		21,336	1.67	0.43		1.67	49
34.05	3.50		28,724	1.76	0.34		1.80	16
32.95	3.21		38,820	1.74	0.16		1.74	41	(h)
32.41	13.38		63,113	1.80	0.32		1.91	44	(h)

18.15	(29.24	)(f)	2,027	1.77	1.54	(f)	1.78	52
26.13	(18.85)		3,598	1.66	0.64		1.66	69
38.18	22.61		5,349	1.67	0.44		1.67	49
32.86	3.50		5,324	1.76	0.34		1.80	16
31.81	3.21		5,645	1.74	0.19		1.74	41	(h)
31.33	13.38		6,027	1.80	0.34		1.91	44	(h)

20.21	(28.61	)(f)	1,905	0.90	2.14	(f)	1.04	52
29.02	(18.23)		8,596	0.90	1.45		0.91	69
41.71	23.57		9,431	0.87	1.22		0.90	49
35.71	3.95		3,415	0.90	1.24		1.05	16
34.55	4.08		3,692	0.90	1.09		1.06	41	(h)
33.96	14.42		1,426	0.90	1.27		2.31	44	(h)

NOVEMBER 1, 2009   105

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2009	$24.32	$0.22	(e)	$(7.42)	$(7.20)	$(0.11)	$(0.60)	$(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006 (g)	24.27	0.10	(e)	0.88	0.98	—	—	—
February 19, 2005 (h) through December 31, 2005	22.62	0.15	(e)	1.60	1.75	(0.10)	—	(0.10)

Class C
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006 (g)	24.19	0.03	(e)	0.88	0.91	—	—	—
February 19, 2005 (h) through December 31, 2005	22.62	0.06	(e)	1.58	1.64	(0.07)	—	(0.07)

Select Class
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006 (g)	24.32	0.13	(e)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20	(e)	1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Commencement of offering of class of shares.

106   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.41	(29.40)%	$56,213	1.25%		1.25%	1.32%	125%
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47
24.27	7.75	12,715	1.25		0.75	1.29	109

16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47
24.19	7.25	3,267	1.75		0.28	1.79	109

16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81
25.33	4.15	4,427,776	1.00		1.01	1.04	47
24.32	9.28	3,016,460	1.00		0.86	1.05	109
22.35	12.68	358,846	1.00		0.83	1.21	97

NOVEMBER 1, 2009   107

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Growth Fund
Class A
Year Ended June 30, 2009	$22.03	$0.09	(e)	$(6.24)	$(6.15)	$(0.09)	$—	$(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006 (f)	20.67	0.02	(e)	0.16	0.18	—	—	—
February 19, 2005 (g) through December 31, 2005	19.01	0.03	(e)	1.66	1.69	(0.02)	(0.01)	(0.03)

Class C
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (h)	—	— (h)
January 1, 2006 through June 30, 2006 (f)	20.59	(0.03	)(e)	0.14	0.11	—	—	—
February 19, 2005 (g) through December 31, 2005	19.01	(0.04	)(e)	1.64	1.60	(0.01)	(0.01)	(0.02)

Select Class
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 (f)	20.70	0.04	(e)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(e)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

108   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.79	(27.88)%	$49,749	1.25%	0.53%	1.37%	121%
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130
20.85	0.87	17,756	1.25	0.19	1.30	73
20.67	8.90	3,919	1.25	0.20	1.50	130

15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130
20.70	0.53	7,844	1.75	(0.30)	1.80	73
20.59	8.44	1,941	1.75	(0.25)	1.91	130

15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130
20.89	0.92	1,226,474	1.00	0.42	1.05	73
20.70	8.79	728,987	1.00	0.52	1.11	130
19.07	10.45	7,795	1.00	(0.06)	2.62	127

NOVEMBER 1, 2009   109

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Plus Fund
Class A
Year Ended June 30, 2009	$15.26	$0.03	(f)	$(4.50)	$(4.47)	$—
Year Ended June 30, 2008	17.98	(0.01	)(f)	(2.71)	(2.72)	—
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—
January 31, 2006 (g) through June 30, 2006	15.00	(0.01	)(f)	0.16	0.15	—

Class C
Year Ended June 30, 2009	15.08	—	(f)(h)	(4.47)	(4.47)	—
Year Ended June 30, 2008	17.85	(0.10	)(f)	(2.67)	(2.77)	—
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—
January 31, 2006 (g) through June 30, 2006	15.00	(0.04	)(f)	0.16	0.12	—

Select Class
Year Ended June 30, 2009	15.34	0.09	(f)	(4.56)	(4.47)	(0.05)
Year Ended June 30, 2008	18.02	0.01	(f)	(2.69)	(2.68)	—
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)
January 31, 2006 (g) through June 30, 2006	15.00	—	(f)(h)	0.17	0.17	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	Amount rounds to less than $0.01.

110   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)	Net expenses (excluding dividend expenses for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (excluding short sales (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

$10.79	(29.29)%	$13,729	1.85%	1.55%	0.33%	2.46%	2.16%	504%	678%
15.26	(15.13)	1,506	2.09	1.75	(0.08)	2.46	2.12	125	—
17.98	18.68	599	2.33	1.75	(0.54)	2.70	2.12	108	—
15.15	1.00	505	2.32	1.75	(0.11)	4.40	3.83	43	—

10.61	(29.64)	98	2.53	2.23	(0.02)	2.98	2.69	504	678%
15.08	(15.52)	388	2.59	2.25	(0.64)	2.95	2.61	125	—
17.85	18.06	595	2.83	2.25	(1.04)	3.20	2.62	108	—
15.12	0.80	504	2.82	2.25	(0.61)	4.90	4.33	43	—

10.82	(29.11)	77,768	1.72	1.43	0.86	2.25	1.95	504	678%
15.34	(14.87)	61,124	1.84	1.50	0.08	2.20	1.86	125	—
18.02	18.89	63,353	2.08	1.50	(0.29)	2.45	1.87	108	—
15.17	1.13	58,084	2.07	1.50	0.06	2.95	2.38	43	—

NOVEMBER 1, 2009   111

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2009	$23.48	$0.37	(e)	$(7.00)	$(6.63)	$(0.38)	$—	$(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006 (f)	22.94	0.15	(e)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (g) through December 31, 2005	22.14	0.29	(e)	1.57	1.86	(0.31)	(0.75)	(1.06)

Class C
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006 (f)	22.89	0.10	(e)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (g) through December 31, 2005	22.14	0.16	(e)	1.59	1.75	(0.25)	(0.75)	(1.00)

Select Class
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006 (f)	22.97	0.17	(e)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(e)	1.91	2.30	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

112   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.47	(28.20)%	$90,931	1.25%	2.06%	1.54%	107%
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59
24.78	8.55	21,757	1.25	1.27	1.75	53
22.94	8.44	3,209	1.25	1.44	1.60	112

16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59
24.69	8.26	8,013	1.75	0.79	2.25	53
22.89	7.95	482	1.75	0.81	2.17	112

16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53
22.97	10.14	31,276	1.00	1.29	1.55	112
21.85	17.51	15,510	1.00	1.25	2.08	98

NOVEMBER 1, 2009   113

Financial Highlights (continued)

	Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2009	$19.50	$0.01	(c)	$(6.11	)(d)	$(6.10)	$(0.02)
Year Ended June 30, 2008	18.67	(0.07	)(c)	0.90		0.83	—
Year Ended June 30, 2007	16.03	(0.05	)(c)	2.69		2.64	—
Year Ended June 30, 2006	14.96	(0.06	)(c)	1.13		1.07	—
Year Ended June 30, 2005	14.82	0.01		0.16		0.17	(0.03)

Class B
Year Ended June 30, 2009	17.65	(0.07	)(c)	(5.52	)(d)	(5.59)	(0.01)
Year Ended June 30, 2008	16.99	(0.16	)(c)	0.82		0.66	—
Year Ended June 30, 2007	14.65	(0.13	)(c)	2.47		2.34	—
Year Ended June 30, 2006	13.75	(0.13	)(c)	1.03		0.90	—
Year Ended June 30, 2005	13.69	(0.55)		0.61		0.06	— (f)

Class C
Year Ended June 30, 2009	17.50	(0.06	)(c)	(5.48	)(d)	(5.54)	(0.01)
Year Ended June 30, 2008	16.84	(0.16	)(c)	0.82		0.66	—
Year Ended June 30, 2007	14.53	(0.13	)(c)	2.44		2.31	—
Year Ended June 30, 2006	13.63	(0.13	)(c)	1.03		0.90	—
Year Ended June 30, 2005	13.57	(0.60)		0.66		0.06	— (f)

Select Class
Year Ended June 30, 2009	19.33	0.04	(c)	(6.06	)(d)	(6.02)	(0.03)
Year Ended June 30, 2008	18.46	(0.02	)(c)	0.89		0.87	—
Year Ended June 30, 2007	15.80	(0.01	)(c)	2.67		2.66	—
Year Ended June 30, 2006	14.71	(0.02	)(c)	1.11		1.09	—
Year Ended June 30, 2005	14.56	0.17		0.02		0.19	(0.04)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (31.62)%, (32.08)%, (32.01)% and (31.49)%, and the net realized and unrealized gains (losses) on investments per share would have been $(6.18), $(5.59), $(5.55) and $(6.13) for Class A, Class B, Class C, and Select Class Shares, respectively.

(e)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(f)	Amount rounds to less than $0.01.

114   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$13.38	(31.26	)%(d)	$160,168	1.24%	0.05%	1.45%	124%
19.50	4.45	(e)	251,333	1.24	(0.36)	1.28	52
18.67	16.47		227,544	1.24	(0.29)	1.26	35
16.03	7.15		207,103	1.24	(0.36)	1.30	49
14.96	1.14		234,983	1.24	0.12	1.34	112

12.05	(31.69	)(d)	26,025	1.78	(0.52)	1.93	124
17.65	3.88	(e)	60,623	1.77	(0.88)	1.78	52
16.99	15.97		107,034	1.76	(0.81)	1.76	35
14.65	6.55		161,461	1.78	(0.90)	1.80	49
13.75	0.46		218,707	1.91	(0.54)	1.95	112

11.95	(31.67	)(d)	5,996	1.78	(0.50)	1.94	124
17.50	3.92	(e)	12,465	1.77	(0.88)	1.78	52
16.84	15.90		11,602	1.76	(0.81)	1.76	35
14.53	6.60		11,163	1.78	(0.89)	1.81	49
13.63	0.45		12,179	1.92	(0.55)	1.95	112

13.28	(31.13	)(d)	335,992	0.99	0.29	1.19	124
19.33	4.71	(e)	581,830	0.99	(0.10)	1.03	52
18.46	16.84		669,951	0.99	(0.04)	1.01	35
15.80	7.41		824,532	0.99	(0.12)	1.05	49
14.71	1.31		1,201,449	0.99	0.43	1.03	112

NOVEMBER 1, 2009   115

Financial Highlights (continued)

	Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2009	$10.66	$0.18	(c)(d)	$(2.54	)(d)	$(2.36)	$(0.21)	$—	$(0.21)
Year Ended June 30, 2008	18.54	0.20	(c)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(c)	3.52		3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(c)	1.18		1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37		1.57	(0.20)	—	(0.20)

Class B
Year Ended June 30, 2009	10.52	0.13	(c)(d)	(2.50	)(d)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(c)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(c)	3.50		3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(c)	1.17		1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42		1.47	(0.12)	—	(0.12)

Class C
Year Ended June 30, 2009	10.47	0.14	(c)(d)	(2.50	)(d)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(c)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(c)	3.50		3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(c)	1.15		1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37		1.46	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2009	10.53	0.20	(c)(d)	(2.51	)(d)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(c)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(c)	3.50		3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(c)	1.17		1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36		1.60	(0.23)	—	(0.23)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (22.67)%, (23.00)%, (23.02)% and (22.46)%, the net investment income (loss) per share would have been $0.16, $0.11, $0.11 and $0.18, and the net realized and unrealized gains (losses) on investments per share would have been $(2.59), $(2.55), $(2.54) and $(2.56), and the net investment income (loss) ratio would have been 1.89%, 1.34%, 1.40% and 2.17% for Class A, Class B, Class C and Select Class Shares, respectively.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01 on total return.

116   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets

Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$8.09	(22.00	)%(d)	$20,557	1.16%	2.17	%(d)	1.17%	108%
10.66	(23.52	)(e)	31,227	1.09	1.39		1.09	93
18.54	23.49		48,264	1.07	1.27		1.07	77
16.55	8.93		44,110	1.08	1.31		1.11	72
15.84	10.87		58,488	1.08	1.29		1.21	112

7.99	(22.32	)(d)	3,858	1.66	1.61	(d)	1.67	108
10.52	(24.04	)(e)	7,337	1.59	0.89		1.59	93
18.38	22.89		14,870	1.57	0.77		1.57	77
16.42	8.37		15,437	1.58	0.81		1.61	72
15.72	10.22		23,304	1.74	0.61		1.81	112

7.95	(22.34	)(d)	1,551	1.66	1.67	(d)	1.67	108
10.47	(24.06	)(e)	2,830	1.59	0.89		1.59	93
18.32	22.92		5,143	1.57	0.77		1.57	77
16.37	8.30		4,850	1.58	0.82		1.61	72
15.69	10.10		5,678	1.73	0.62		1.80	112

7.99	(21.78	)(d)	351,537	0.91	2.44	(d)	0.92	108
10.53	(23.43	)(e)	508,456	0.84	1.66		0.84	93
18.39	23.83		710,573	0.82	1.53		0.82	77
16.42	9.16		897,848	0.83	1.57		0.86	72
15.73	11.19		1,155,483	0.82	1.54		0.90	112

NOVEMBER 1, 2009   117

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2009	$9.56	$0.11	(e)	$(2.17)	$(2.06)	$(0.10)	$(0.05)	$(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (g)	10.99	0.05	(e)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(e)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(e)	0.97	1.05	(0.07)	—	(0.07)

Class B
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(e) (h)	0.97	0.97	(0.02)	—	(0.02)

Class C
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(e) (h)	0.97	0.97	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (g)	10.98	0.06	(e)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(e)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(e)	0.97	1.08	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Amount rounds to less than $0.01.

118   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.35	(21.36)%		$103,103	1.05%	1.49%	1.12%	101%
9.56	(10.55	)(f)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83
10.99	10.50		52,893	1.05	0.80	1.46	82

7.26	(21.70)		8,559	1.57	0.96	1.61	101
9.45	(11.08	)(f)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83
10.90	9.74		24,746	1.75	0.03	1.97	82

7.25	(21.69)		10,216	1.57	0.97	1.62	101
9.44	(11.03	)(f)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83
10.90	9.74		4,376	1.75	0.04	1.96	82

7.35	(21.04)		1,138,732	0.79	1.76	0.87	101
9.54	(10.34	)(f)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112
11.26	3.14		1,049,744	0.79	1.07	0.87	85
10.98	2.45		1,340,801	0.78	0.95	0.81	83
10.97	10.80		339,811	0.79	1.04	0.90	82

NOVEMBER 1, 2009   119

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2009	$18.56	$0.15	(f)	$(3.93)	$(3.78)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)
Year Ended June 30, 2007	16.48	0.12	(f)	4.53	4.65	(0.01)	(0.14)	(0.15)
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.08	(f)	1.44	1.52	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2009	18.37	0.08	(f)	(3.88)	(3.80)	(0.10)	—	(0.10)
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)
Year Ended June 30, 2007	16.44	0.03	(f)	4.50	4.53	—	(0.14)	(0.14)
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.02	(f)	1.44	1.46	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2009	18.63	0.19	(f)	(3.95)	(3.76)	(0.18)	—	(0.18)
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)
Year Ended June 30, 2007	16.50	0.17	(f)	4.53	4.70	(0.07)	(0.14)	(0.21)
November 1, 2005 (g) through June 30, 2006 (h)	15.00	0.10	(f)	1.44	1.54	(0.04)	—	(0.04)

U.S. Large Cap Value Plus Fund
Class A
Year Ended June 30, 2009	12.20	0.18	(f)	(2.73)	(2.55)	(0.09)	—	(0.09)
November 30, 2007 (g) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2009	12.17	0.13	(f)	(2.72)	(2.59)	(0.03)	—	(0.03)
November 30, 2007 (g) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2009	12.22	0.13	(f)	(2.67)	(2.54)	(0.11)	—	(0.11)
November 30, 2007 (g) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencing June 30, 2009, the Fund will present portfolio turnovers in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Calculated based upon average shares outstanding.

(g)	Commencement of operations.

(h)	The Fund changed its fiscal year end from October 31 to June 30.

(i)	Includes interest expense of 0.07%.

(j)	Includes interest expense of 0.39%.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

120   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)		Net expenses (excluding dividend expenses for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio Turnover rate (including short sales) (b)(e)

$14.62	(20.23)%	$154,789	1.76%		1.35%		1.04%	2.15%		1.73%		116%	153%
18.56	(8.36)	107,496	1.57		1.25		0.75	1.96		1.64		124	—
20.98	28.35	3,090	1.66		1.25		0.64	2.17		1.76		138	—
16.48	10.13	551	1.50		1.24		0.71	4.82		4.55		92	—

14.47	(20.64)	42,221	2.26		1.84		0.55	2.64		2.23		116	153
18.37	(8.74)	36,663	2.07		1.75		0.26	2.46		2.14		124	—
20.83	27.64	983	2.16		1.75		0.17	2.72		2.31		138	—
16.44	9.77	549	2.00		1.74		0.21	5.32		5.05		92	—

14.69	(20.03)	3,474,451	1.51		1.09		1.29	1.89		1.48		116	153
18.63	(8.07)	3,387,910	1.32		1.00		0.95	1.71		1.39		124	—
20.99	28.62	1,377,427	1.41		1.00		0.86	1.86		1.45		138	—
16.50	10.30	59,480	1.21		1.01		0.91	2.86		2.66		92	—

9.56	(20.85)	140	1.64	(i)	1.32	(i)	1.92	6.06	(k)(i)	5,74	(k)(i)	93	161
12.20	(18.44)	96	2.15	(j)	1.64	(j)	1.41	13.57	(j)(k)	13.06	(j)(k)	57	—

9.55	(21.29)	111	2.14	(i)	1.82	(i)	1.34	6.81	(k)(i)	6.49	(k)(i)	93	161
12.17	(18.67)	159	2.65	(j)	2.14	(j)	0.82	14.12	(j)(k)	13.61	(j)(k)	57	—

9.57	(20.64)	66,942	1.39	(i)	1.07	(i)	1.41	3.37	(k)(i)	3.06	(k)(i)	93	161
12.22	(18.29)	3,173	1.90	(j)	1.39	(j)	1.63	12.83	(j)(k)	12.32	(j)(k)	57	—

NOVEMBER 1, 2009   121

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Value Opportunities Fund
Class A
Year Ended June 30, 2009	$14.36	$0.25	$(3.60)	$(3.35)	$(0.27)	$—	$(0.27)
Year Ended June 30, 2008	21.32	0.24	(4.95)	(4.71)	(0.23)	(2.02)	(2.25)
Year Ended June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)
January 1, 2006 to June 30, 2006 (e)	17.15	0.13	0.67	0.80	—	—	—
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)
Year Ended December 31, 2004	16.62	0.15	2.70	2.85	(0.15)	(2.32)	(2.47)

Class B
Year Ended June 30, 2009	14.07	0.20	(3.51)	(3.31)	(0.17)	—	(0.17)
Year Ended June 30, 2008	20.94	0.16	(4.88)	(4.72)	(0.13)	(2.02)	(2.15)
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)
January 1, 2006 to June 30, 2006 (e)	16.91	0.08	0.67	0.75	—	—	—
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)
Year Ended December 31, 2004	16.45	0.02	2.64	2.66	(0.02)	(2.32)	(2.34)

Class C
Year Ended June 30, 2009	14.09	0.22	(3.54)	(3.32)	(0.17)	—	(0.17)
Year Ended June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2.02)	(2.15)
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)
January 1, 2006 to June 30, 2006 (e)	16.92	0.08	0.67	0.75	—	—	—
February 23, 2005 to December 31, 2005 (f)	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

122   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.74	(23.07)%	$38,947	1.07%	1.96%	1.19%	98%
14.36	(23.72)	66,061	1.05	1.41	1.14	80
21.32	23.23	97,106	1.07	1.28	1.21	80
17.95	4.66	77,228	1.10	1.47	1.23	42
17.15	3.66	74,797	1.07	1.22	1.17	70
17.00	17.14	43,255	1.44	0.88	1.62	41

10.59	(23.37)	3,594	1.57	1.43	1.69	98
14.07	(24.14)	7,149	1.55	0.90	1.64	80
20.94	22.57	12,175	1.57	0.78	1.71	80
17.66	4.44	9,370	1.60	0.97	1.73	42
16.91	3.03	8,233	1.64	0.66	1.73	70
16.77	16.14	384	2.26	0.15	2.41	41

10.60	(23.41)	2,976	1.57	1.45	1.69	98
14.09	(24.16)	6,347	1.55	0.90	1.64	80
20.97	22.64	10,554	1.57	0.78	1.71	80
17.67	4.43	8,011	1.60	0.97	1.73	42
16.92	4.16	7,854	1.64	0.67	1.73	70

NOVEMBER 1, 2009   123

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

On February 18, 2005, Diversified Fund and U.S. Equity Fund each acquired the assets and liabilities of a series of One Group Mutual Funds (now known as JPMorgan Trust II). As a result of that acquisition of assets and liabilities, the following disclosure is applicable to any JPMTII Fund or those Funds that acquired the assets and liabilities of a series of One Group Mutual Funds.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). In this prospectus, JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund and the JPMorgan Equity Income Fund (each of which is currently a series of JPMTII) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMTI) were subject to a Reduced Rate. “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates on various classes of the Reduced Rate Funds were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM or JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve any fee waivers

124   J.P. MORGAN U.S. EQUITY FUNDS

or expense reimbursements memorialized in a written contract between the Funds and JPMIM, JPMIA and/or their affiliates, as applicable.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Diversified Fund	Class A	1.20%	1.46%
	Class B	1.71	1.95
	Class C	1.71	1.96
	Select Class	0.95	1.21

JPMorgan Equity Income Fund	Class A	1.25	1.40
	Class B	1.90	1.90
	Class C	1.91	1.91
	Select Class	0.90	1.16

JPMorgan Equity Index Fund	Class A	0.45	1.04
	Class B	1.20	1.53
	Class C	1.20	1.54
	Select Class	0.20	0.79

JPMorgan Large Cap Growth Fund	Class A	1.24	1.45
	Class B	1.78	1.93
	Class C	1.78	1.94
	Select Class	0.99	1.19

JPMorgan Large Cap Value Fund	Class A	1.17	1.17
	Class B	1.67	1.67
	Class C	1.67	1.67
	Select Class	0.92	0.92

JPMorgan U.S. Equity Fund	Class A	1.06	1.13
	Class B	1.58	1.62
	Class C	1.58	1.63
	Select Class	0.80	0.88

NOVEMBER 1, 2009   125

Legal Proceedings and Additional Fee and Expense Information (continued)

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/09, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

126   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$641	–0.51%	–1.65%	–1.65%	$174	5.00%	3.29%	3.29%
October 31, 2011	146	4.46	1.83	3.54	206	10.25	6.43	3.04
October 31, 2012	151	9.68	5.44	3.54	212	15.76	9.67	3.04
October 31, 2013	157	15.17	9.17	3.54	218	21.55	13.00	3.04
October 31, 2014	162	20.93	13.03	3.54	225	27.63	16.43	3.04
October 31, 2015	168	26.97	17.04	3.54	232	34.01	19.97	3.04
October 31, 2016	174	33.32	21.18	3.54	239	40.71	23.62	3.04
October 31, 2017	180	39.99	25.47	3.54	246	47.75	27.38	3.04
October 31, 2018	186	46.99	29.91	3.54	253	55.13	31.25	3.04
October 31, 2019	193	54.34	34.51	3.54	261	62.89	35.24	3.04

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$274	4.00%	2.29%	2.29%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$174	$674	5.00%	0.00%	3.29%	–1.71%	3.29%	–1.71%
October 31, 2011	204	604	10.25	6.25	6.44	2.44	3.05	–0.82
October 31, 2012	211	511	15.76	12.76	9.69	6.69	3.05	0.23
October 31, 2013	217	517	21.55	18.55	13.03	10.03	3.05	0.31
October 31, 2014	224	424	27.63	25.63	16.48	14.48	3.05	1.28
October 31, 2015	231	331	34.01	33.01	20.03	19.03	3.05	2.19
October 31, 2016	238	238	40.71	40.71	23.69	23.69	3.05	3.05
October 31, 2017	245	245	47.75	47.75	27.47	27.47	3.05	3.05
October 31, 2018	189	189	55.13	55.13	31.98	31.98	3.54	3.54
October 31, 2019	196	196	62.89	62.89	36.65	36.65	3.54	3.54

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2009   127

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Diversified Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$97	5.00%	4.05%	4.05%
October 31, 2011	128	10.25	7.99	3.79
October 31, 2012	133	15.76	12.09	3.79
October 31, 2013	138	21.55	16.33	3.79
October 31, 2014	143	27.63	20.74	3.79
October 31, 2015	149	34.01	25.32	3.79
October 31, 2016	155	40.71	30.07	3.79
October 31, 2017	160	47.75	35.00	3.79
October 31, 2018	166	55.13	40.12	3.79
October 31, 2019	173	62.89	45.43	3.79

JPMorgan Equity Income Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$646	–0.51%	–1.70%	–1.70%	$194	5.00%	3.09%	3.09%
October 31, 2011	140	4.46	1.84	3.60	200	10.25	6.28	3.09
October 31, 2012	145	9.68	5.51	3.60	206	15.76	9.56	3.09
October 31, 2013	150	15.17	9.31	3.60	212	21.55	12.94	3.09
October 31, 2014	156	20.93	13.24	3.60	219	27.63	16.43	3.09
October 31, 2015	161	26.97	17.32	3.60	226	34.01	20.03	3.09
October 31, 2016	167	33.32	21.54	3.60	233	40.71	23.74	3.09
October 31, 2017	173	39.99	25.92	3.60	240	47.75	27.57	3.09
October 31, 2018	179	46.99	30.45	3.60	247	55.13	31.51	3.09
October 31, 2019	186	54.34	35.15	3.60	255	62.89	35.57	3.09

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$294	4.00%	2.09%	2.09%

128   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Income Fund

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$193	$693	5.00%	0.00%	3.10%	–1.90%	3.10%	–1.90%
October 31, 2011	199	599	10.25	6.25	6.30	2.30	3.10	–0.78
October 31, 2012	205	505	15.76	12.76	9.59	6.59	3.10	0.28
October 31, 2013	211	511	21.55	18.55	12.99	9.99	3.10	0.36
October 31, 2014	218	418	27.63	25.63	16.49	14.49	3.10	1.33
October 31, 2015	225	325	34.01	33.01	20.10	19.10	3.10	2.24
October 31, 2016	232	232	40.71	40.71	23.83	23.83	3.10	3.10
October 31, 2017	239	239	47.75	47.75	27.66	27.66	3.10	3.10
October 31, 2018	182	182	55.13	55.13	32.26	32.26	3.60	3.60
October 31, 2019	188	188	62.89	62.89	37.02	37.02	3.60	3.60

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$92	5.00%	4.10%	4.10%
October 31, 2011	123	10.25	8.10	3.84
October 31, 2012	128	15.76	12.25	3.84
October 31, 2013	133	21.55	16.56	3.84
October 31, 2014	138	27.63	21.03	3.84
October 31, 2015	143	34.01	25.68	3.84
October 31, 2016	149	40.71	30.51	3.84
October 31, 2017	154	47.75	35.52	3.84
October 31, 2018	160	55.13	40.72	3.84
October 31, 2019	166	62.89	46.13	3.84

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Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Equity Index Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$569	–0.51%	–0.94%	–0.94%	$122	5.00%	3.80%	3.80%
October 31, 2011	105	4.46	2.98	3.96	163	10.25	7.39	3.46
October 31, 2012	109	9.68	7.06	3.96	168	15.76	11.11	3.46
October 31, 2013	114	15.17	11.30	3.96	174	21.55	14.95	3.46
October 31, 2014	118	20.93	15.71	3.96	180	27.63	18.93	3.46
October 31, 2015	123	26.97	20.29	3.96	186	34.01	23.04	3.46
October 31, 2016	128	33.32	25.05	3.96	193	40.71	27.30	3.46
October 31, 2017	133	39.99	30.01	3.96	199	47.75	31.71	3.46
October 31, 2018	138	46.99	35.16	3.96	206	55.13	36.26	3.46
October 31, 2019	143	54.34	40.51	3.96	213	62.89	40.98	3.46

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$222	4.00%	2.80%	2.80%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$122	$622	5.00%	0.00%	3.80%	–1.20%	3.80%	–1.20%
October 31, 2011	162	562	10.25	6.25	7.40	3.40	3.47	–0.38
October 31, 2012	167	467	15.76	12.76	11.13	8.13	3.47	0.68
October 31, 2013	173	473	21.55	18.55	14.98	11.98	3.47	0.77
October 31, 2014	179	379	27.63	25.63	18.97	16.97	3.47	1.73
October 31, 2015	185	285	34.01	33.01	23.10	22.10	3.47	2.63
October 31, 2016	192	192	40.71	40.71	27.37	27.37	3.47	3.47
October 31, 2017	198	198	47.75	47.75	31.79	31.79	3.47	3.47
October 31, 2018	140	140	55.13	55.13	37.01	37.01	3.96	3.96
October 31, 2019	145	145	62.89	62.89	42.44	42.44	3.96	3.96

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

130   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Index Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$20	5.00%	4.80%	4.80%
October 31, 2011	85	10.25	9.21	4.21
October 31, 2012	88	15.76	13.81	4.21
October 31, 2013	92	21.55	18.60	4.21
October 31, 2014	96	27.63	23.59	4.21
October 31, 2015	100	34.01	28.80	4.21
October 31, 2016	104	40.71	34.22	4.21
October 31, 2017	108	47.75	39.87	4.21
October 31, 2018	113	55.13	45.76	4.21
October 31, 2019	118	62.89	51.90	4.21

JPMorgan Large Cap Growth Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$645	–0.51%	–1.69%	–1.69%	$181	5.00%	3.22%	3.22%
October 31, 2011	145	4.46	1.80	3.55	203	10.25	6.38	3.06
October 31, 2012	150	9.68	5.42	3.55	210	15.76	9.63	3.06
October 31, 2013	156	15.17	9.16	3.55	216	21.55	12.99	3.06
October 31, 2014	161	20.93	13.03	3.55	223	27.63	16.45	3.06
October 31, 2015	167	26.97	17.05	3.55	229	34.01	20.01	3.06
October 31, 2016	173	33.32	21.20	3.55	236	40.71	23.68	3.06
October 31, 2017	179	39.99	25.50	3.55	244	47.75	27.47	3.06
October 31, 2018	185	46.99	29.96	3.55	251	55.13	31.37	3.06
October 31, 2019	192	54.34	34.57	3.55	259	62.89	35.39	3.06

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$281	4.00%	2.22%	2.22%

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Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Large Cap Growth Fund

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$181	$681	5.00%	0.00%	3.22%	–1.78%	3.22%	–1.78%
October 31, 2011	202	602	10.25	6.25	6.39	2.39	3.07	–0.81
October 31, 2012	208	508	15.76	12.76	9.65	6.65	3.07	0.25
October 31, 2013	215	515	21.55	18.55	13.02	10.02	3.07	0.33
October 31, 2014	221	421	27.63	25.63	16.49	14.49	3.07	1.30
October 31, 2015	228	328	34.01	33.01	20.07	19.07	3.07	2.21
October 31, 2016	235	235	40.71	40.71	23.75	23.75	3.07	3.07
October 31, 2017	243	243	47.75	47.75	27.55	27.55	3.07	3.07
October 31, 2018	188	188	55.13	55.13	32.08	32.08	3.55	3.55
October 31, 2019	195	195	62.89	62.89	36.77	36.77	3.55	3.55

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$101	5.00%	4.01%	4.01%
October 31, 2011	126	10.25	7.97	3.81
October 31, 2012	131	15.76	12.09	3.81
October 31, 2013	136	21.55	16.36	3.81
October 31, 2014	141	27.63	20.79	3.81
October 31, 2015	146	34.01	25.39	3.81
October 31, 2016	152	40.71	30.17	3.81
October 31, 2017	158	47.75	35.13	3.81
October 31, 2018	164	55.13	40.28	3.81
October 31, 2019	170	62.89	45.62	3.81

132   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Value Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$638	–0.51%	–1.62%	–1.62%	$170	5.00%	3.33%	3.33%
October 31, 2011	117	4.46	2.15	3.83	175	10.25	6.77	3.33
October 31, 2012	122	9.68	6.06	3.83	181	15.76	10.33	3.33
October 31, 2013	126	15.17	10.12	3.83	187	21.55	14.00	3.33
October 31, 2014	131	20.93	14.34	3.83	194	27.63	17.80	3.33
October 31, 2015	136	26.97	18.72	3.83	200	34.01	21.72	3.33
October 31, 2016	142	33.32	23.26	3.83	207	40.71	25.77	3.33
October 31, 2017	147	39.99	27.99	3.83	214	47.75	29.96	3.33
October 31, 2018	153	46.99	32.89	3.83	221	55.13	34.29	3.33
October 31, 2019	158	54.34	37.98	3.83	228	62.89	38.76	3.33

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$270	4.00%	2.33%	2.33%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$170	$670	5.00%	0.00%	3.33%	–1.67%	3.33%	–1.67%
October 31, 2011	175	575	10.25	6.25	6.77	2.77	3.33	–0.54
October 31, 2012	181	481	15.76	12.76	10.33	7.33	3.33	0.52
October 31, 2013	187	487	21.55	18.55	14.00	11.00	3.33	0.61
October 31, 2014	194	394	27.63	25.63	17.80	15.80	3.33	1.58
October 31, 2015	200	300	34.01	33.01	21.72	20.72	3.33	2.48
October 31, 2016	207	207	40.71	40.71	25.77	25.77	3.33	3.33
October 31, 2017	214	214	47.75	47.75	29.96	29.96	3.33	3.33
October 31, 2018	155	155	55.13	55.13	34.94	34.94	3.83	3.83
October 31, 2019	161	161	62.89	62.89	40.11	40.11	3.83	3.83

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2009   133

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Large Cap Value Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$94	5.00%	4.08%	4.08%
October 31, 2011	98	10.25	8.33	4.08
October 31, 2012	102	15.76	12.75	4.08
October 31, 2013	106	21.55	17.35	4.08
October 31, 2014	110	27.63	22.13	4.08
October 31, 2015	115	34.01	27.12	4.08
October 31, 2016	119	40.71	32.30	4.08
October 31, 2017	124	47.75	37.70	4.08
October 31, 2018	129	55.13	43.32	4.08
October 31, 2019	135	62.89	49.17	4.08

JPMorgan U.S. Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$627	–0.51%	–1.52%	–1.52%	$161	5.00%	3.42%	3.42%
October 31, 2011	113	4.46	2.29	3.87	171	10.25	6.91	3.37
October 31, 2012	118	9.68	6.25	3.87	177	15.76	10.51	3.37
October 31, 2013	122	15.17	10.37	3.87	183	21.55	14.23	3.37
October 31, 2014	127	20.93	14.64	3.87	189	27.63	18.08	3.37
October 31, 2015	132	26.97	19.07	3.87	196	34.01	22.06	3.37
October 31, 2016	137	33.32	23.68	3.87	202	40.71	26.17	3.37
October 31, 2017	142	39.99	28.47	3.87	209	47.75	30.43	3.37
October 31, 2018	148	46.99	33.44	3.87	216	55.13	34.82	3.37
October 31, 2019	154	54.34	38.60	3.87	223	62.89	39.37	3.37

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$261	4.00%	2.42%	2.42%

134   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$161	$661	5.00%	0.00%	3.42%	–1.58%	3.42%	–1.58%
October 31, 2011	170	570	10.25	6.25	6.92	2.92	3.38	–0.49
October 31, 2012	176	476	15.76	12.76	10.53	7.53	3.38	0.57
October 31, 2013	182	482	21.55	18.55	14.27	11.27	3.38	0.67
October 31, 2014	188	388	27.63	25.63	18.13	16.13	3.38	1.63
October 31, 2015	195	295	34.01	33.01	22.12	21.12	3.38	2.53
October 31, 2016	201	201	40.71	40.71	26.25	26.25	3.38	3.38
October 31, 2017	208	208	47.75	47.75	30.51	30.51	3.38	3.38
October 31, 2018	150	150	55.13	55.13	35.57	35.57	3.87	3.87
October 31, 2019	156	156	62.89	62.89	40.81	40.81	3.87	3.87

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$82	5.00%	4.20%	4.20%
October 31, 2011	94	10.25	8.49	4.12
October 31, 2012	97	15.76	12.96	4.12
October 31, 2013	101	21.55	17.62	4.12
October 31, 2014	106	27.63	22.46	4.12
October 31, 2015	110	34.01	27.51	4.12
October 31, 2016	115	40.71	32.76	4.12
October 31, 2017	119	47.75	38.23	4.12
October 31, 2018	124	55.13	43.93	4.12
October 31, 2019	129	62.89	49.86	4.12

NOVEMBER 1, 2009   135

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-1520
1-202-551-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, and Value Opportunities Fund, is 811-21295.

Investment Company Act File No. for Equity Income Fund, Equity Index Fund, Large Cap Growth Fund and Large Cap Value Fund is 811-4236.

Investment Company Act File No. for Value Opportunities Fund is 811-4321.

©JPMorgan Chase & Co. 2009    All rights reserved. November 2009.

PR-LCEABCS-1109

Prospectus

J.P. Morgan U.S. Equity Funds

Class A, Class B*, Class C & Select Class Shares

November 1, 2009

JPMorgan Dynamic Small Cap Growth Fund
Class/Ticker:  A/VSCOX; B/VSCBX; C/VSCCX; Select/JDSCX
JPMorgan Growth Advantage Fund
Class/Ticker: A/VHIAX; B/VHIBX; C/JGACX; Select/JGASX
JPMorgan Intrepid Mid Cap Fund
Class/Ticker: A/PECAX; B/ODMBX; C/ODMCX;
Select/WOOPX
JPMorgan Intrepid Multi Cap Fund
Class/Ticker: A/JICAX; C/JICCX; Select/JIISX
JPMorgan Market Expansion Index Fund
Class/Ticker: A/OMEAX; B/OMEBX; C/OMECX; Select/PGMIX
JPMorgan Mid Cap Equity Fund
Class/Ticker: A/JCMAX; C/JMCCX; Select/VSNGX
JPMorgan Mid Cap Growth Fund
(formerly JPMorgan Diversified Mid Cap Growth Fund)
Class/Ticker: A/OSGIX; B/OGOBX; C/OMGCX; Select/HLGEX
JPMorgan Mid Cap Value Fund
Class/Ticker: A/JAMCX; B/JBMCX; C/JCMVX; Select/JMVSX

JPMorgan Multi-Cap Market Neutral Fund
Class/Ticker:  A/OGNAX; B/OGNBX; C/OGNCX; Select/OGNIX
JPMorgan Small Cap Core Fund
Class/Ticker: Select/VSSCX
JPMorgan Small Cap Equity Fund**
Class/Ticker: A/VSEAX; B/VSEBX; C/JSECX; Select/VSEIX
JPMorgan Small Cap Growth Fund
Class/Ticker: A/PGSGX; B/OGFBX; C/OSGCX; Select/OGGFX
JPMorgan Small Cap Value Fund
Class/Ticker: A/PSOAX; B/PSOBX; C/OSVCX; Select/PSOPX
JPMorgan Strategic Small Cap Value Fund
Class/Ticker: A/JPMAX; C/JPMCX; Select/JPMSX
JPMorgan U.S. Small Company Fund
Class/Ticker: A/JTUAX; C/JTUCX; Select/JSCSX
JPMorgan Value Advantage Fund
Class/Ticker: A/JVAAX; C/JVACX; Select/JVASX

*	Class B Shares are no longer available for new purchases, as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares.” Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other J.P. Morgan Funds.

**	Closed to new investors. Additional and new investments are permitted as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares — What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan Dynamic Small Cap Growth Fund	1
JPMorgan Growth Advantage Fund	5
JPMorgan Intrepid Mid Cap Fund	9
JPMorgan Intrepid Multi Cap Fund	13
JPMorgan Market Expansion Index Fund	17
JPMorgan Mid Cap Equity Fund	21
JPMorgan Mid Cap Growth Fund	25
JPMorgan Mid Cap Value Fund	29
JPMorgan Multi-Cap Market Neutral Fund	33
JPMorgan Small Cap Core Fund	37
JPMorgan Small Cap Equity Fund	40
JPMorgan Small Cap Growth Fund	44
JPMorgan Small Cap Value Fund	48
JPMorgan Strategic Small Cap Value Fund	52
JPMorgan U.S. Small Company Fund	56
JPMorgan Value Advantage Fund	60
More About the Funds	64
Additional Information About the Funds’ Investment Strategies	64
Investment Risks	65
Cash Positions	67
The Funds’ Management and Administration	68
How to Do Business with the Funds	71
Purchasing Fund Shares	71
Sales Charges	76
Rule 12b-1 Fees	81
Networking and Sub-Transfer Agency Fees	81
Exchanging Fund Shares	81
Redeeming Fund Shares	82
Shareholder Information	85
Distributions and Taxes	85
Shareholder Statements and Reports	86
Availability of Proxy Voting Record	86
Portfolio Holdings Disclosure	86
Risk and Reward Elements for the Funds	87
Financial Highlights	94
Legal Proceedings and Additional Fee and Expense Information	120
How to Reach Us	Back cover

JPMorgan Dynamic Small Cap Growth Fund

Class/Ticker:
A/VSCOX; B/VSCBX; C/VSCCX; Select/JDSCX

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the
value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	1.01	1.00	1.01	1.02
Total Other Expenses	1.26	1.25	1.26	1.27
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses1	2.17	2.66	2.67	1.93
Fee Waivers and Expense Reimbursements[1]	(0.66)	(0.53)	(0.54)	(0.82)
Net Expenses[1]	1.51	2.13	2.13	1.11

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 2.12%, 2.12% and 1.10%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   1

JPMorgan Dynamic Small Cap Growth Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	671	1,108	1,571	2,848
CLASS B SHARES ($)	716	1,076	1,563	2,835
CLASS C SHARES ($)	316	778	1,367	2,963
SELECT CLASS SHARES ($)	113	527	966	2,187

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	671	1,108	1,571	2,848
CLASS B SHARES ($)	216	776	1,363	2,835
CLASS C SHARES ($)	216	778	1,367	2,963
SELECT CLASS SHARES ($)	113	527	966	2,187

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 83% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Growth Index ranged from $14 million to $3.6 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the Fund’s adviser seeks to outperform the Fund’s benchmark while maintaining a moderate risk profile. The adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s

2   J.P. MORGAN U.S. EQUITY FUNDS

original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Growth Index and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 1999	24.00%
Worst Quarter	4th quarter, 2008	–26.98%

The Fund’s year-to-date total return through 9/30/09 was 23.63%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(46.67)%	(4.27)%	0.66%
Return After Taxes on Distributions	(46.67)	(5.31)	(0.27)
Return After Taxes on Distributions and Sale of Fund Shares	(30.33)	(3.57)	0.47

CLASS B SHARES Return Before Taxes	(49.11)	(4.30)	0.69

CLASS C SHARES Return Before Taxes	(45.09)	(3.82)	0.56

SELECT CLASS SHARES*
Return Before Taxes	(43.54)	(2.86)	1.58

RUSSELL 2000® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(38.54)	(2.35)	(0.76)

LIPPER SMALL-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(42.62)	(4.06)	0.92

After-tax returns are shown for only the Class A Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not

NOVEMBER 1, 2009   3

JPMorgan Dynamic Small Cap Growth Fund (continued)

relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for the Select Class Shares prior to their inception on 4/5/99 is based on the performance of the Fund’s Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2004	Managing Director
Eytan Shapiro	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Growth Advantage Fund

Class/Ticker:

A/VHIAX; B/VHIBX; C/JGACX; Select/JGASX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the
value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.27	0.27	0.26	0.27
Total Other Expenses	0.52	0.52	0.51	0.52
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.43	1.93	1.92	1.18
Fee Waivers and Expense Reimbursements[1]	(0.07)	NONE	NONE	(0.07)
Net Expenses[1]	1.36	1.93	1.92	1.11

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.35%, 2.05%, 2.05% and 1.10%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   5

JPMorgan Growth Advantage Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	656	947	1,259	2,142
CLASS B SHARES ($)	696	906	1,242	2,124
CLASS C SHARES ($)	295	603	1,037	2,243
SELECT CLASS SHARES ($)	113	368	642	1,426

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	656	947	1,259	2,142
CLASS B SHARES ($)	196	606	1,042	2,124
CLASS C SHARES ($)	195	603	1,037	2,243
SELECT CLASS SHARES ($)	113	368	642	1,426

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 119% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund invests in companies that the adviser believes have strong earnings growth potential. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The advisor may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.  Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies). Smaller companies may be more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

6   J.P. MORGAN U.S. EQUITY FUNDS

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns over the past one year, five years, and the life of the Fund. It compares that performance to the Russell 3000® Growth Index and the Lipper Multi-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2001	18.50%
Worst Quarter	4th quarter, 2000	–42.32%

The Fund’s year-to-date total return through 9/30/09 was 26.76%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund (since 10/29/99)
CLASS A SHARES
Return Before Taxes	(44.99)%	0.35%	(7.06)%
Return After Taxes on Distributions	(44.99)	0.35	(7.11)
Return After Taxes on Distributions and Sale of Fund Shares	(29.24)	0.29	(5.69)

CLASS B SHARES
Return Before Taxes	(47.19)	0.39	(7.08)

CLASS C SHARES
Return Before Taxes	(43.26)	0.78	(7.14)

SELECT CLASS SHARES
Return Before Taxes	(41.78)	1.58	(6.44)

RUSSELL 3000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	(3.33)	(5.74)

LIPPER MULTI-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(42.44)	(2.95)	(4.29)

After-tax returns are shown for only the Class A Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and

NOVEMBER 1, 2009   7

JPMorgan Growth Advantage Fund (continued)

do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. Historical performance shown for Class C Shares prior to their inception on 5/1/06 is based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Historical performance shown for Select Class Shares prior to their inception on 5/1/06 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2002	Managing Director
Timothy Parton	2002	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Mid Cap Fund

Class/Ticker:
A/PECAX; B/ODMBX; C/ODMCX; Select/WOOPX

What is the goal of the Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the
value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.40	0.39	0.40	0.40
Total Other Expenses	0.65	0.64	0.65	0.65
Total Annual Fund Operating Expenses	1.55	2.04	2.05	1.30
Fee Waivers and Expense Reimbursements[1]	(0.31)	(0.05)	(0.06)	(0.31)
Net Expenses[1]	1.24	1.99	1.99	0.99

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.99%, 1.99% and 0.99%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   9

JPMorgan Intrepid Mid Cap Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	645	960	1,298	2,249
CLASS B SHARES ($)	702	935	1,294	2,239
CLASS C SHARES ($)	302	637	1,098	2,375
SELECT CLASS SHARES ($)	101	382	683	1,541

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	645	960	1,298	2,249
CLASS B SHARES ($)	202	635	1,094	2,239
CLASS C SHARES ($)	202	637	1,098	2,375
SELECT CLASS SHARES ($)	101	382	683	1,541

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 64% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid cap companies. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell Midcap Index ranged from $360 million to $15.4 billion. In implementing its main strategies, the Fund invests primarily in common stocks of mid cap companies.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell Midcap Index that the adviser believes have characteristics such as attractive valuations and other attributes that the adviser believes should lead to relative outperformance.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria listed above or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby

10   J.P. MORGAN U.S. EQUITY FUNDS

causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years of the Fund. It compares that performance to the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2001	17.25%
Worst Quarter	4th quarter, 2008	–23.42%

The Fund’s year-to-date total return through 9/30/09 was 26.92%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(39.43)%	(0.89)%	2.67%
Return After Taxes on Distributions	(39.74)	(2.94)	0.67
Return After Taxes on Distributions and Sale of Fund Shares	(25.19)	(0.52)	2.08

CLASS A SHARES
Return Before Taxes	(42.72)	(2.18)	1.88

CLASS B SHARES
Return Before Taxes	(44.94)	(2.19)	1.84

CLASS C SHARES
Return Before Taxes	(40.91)	(1.73)	1.72

RUSSELL MIDCAP® INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(41.46)	(0.71)	3.19

LIPPER MID-CAP CORE FUNDS INDEX (Reflects No Deduction for Taxes)	(38.53)	(1.29)	3.20

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance for periods prior 3/22/99 reflects the performance of the Pegasus Mid Cap Opportunity Fund. Historical performance shown for Class C Shares prior to their inception on 3/22/99 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

NOVEMBER 1, 2009   11

JPMorgan Intrepid Mid Cap Fund (continued)

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2008	Managing Director
Dennis Ruhl	2008	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Multi Cap Fund

Class/Ticker:
A/JICAX; C/JICCX; Select/JIISX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	1.45	1.42	1.27
Total Other Expenses	1.70	1.67	1.52
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	2.61	3.08	2.18
Fee Waivers and Expense Reimbursements[1]	(1.35)	(1.32)	(1.17)
Net Expenses[1]	1.26	1.76	1.01

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   13

JPMorgan Intrepid Multi Cap Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	1,172	1,723	3,219
CLASS C SHARES ($)	279	827	1,500	3,300
SELECT CLASS SHARES ($)	103	569	1,062	2,421

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	1,172	1,723	3,219
CLASS C SHARES ($)	179	827	1,500	3,300
SELECT CLASS SHARES ($)	103	569	1,062	2,421

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 105% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 3000 Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.  Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests in smaller companies (mid cap and small cap companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital

14   J.P. MORGAN U.S. EQUITY FUNDS

gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Russell 3000® Index and the Lipper Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2004	10.85%
Worst Quarter	4th quarter, 2008	–24.34%

The Fund’s year-to-date total return through 9/30/09 was 22.50%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund[1] (since 2/28/03)
SELECT CLASS SHARES
Return Before Taxes	(41.96)%	(3.15)%	3.10%
Return After Taxes on Distributions	(42.04)	(4.11)	2.05
Return After Taxes on Distributions and Sale of Fund Shares	(27.18)	(2.48)	2.75

CLASS A SHARES
Return Before Taxes	(45.14)	(4.37)	1.99

CLASS C SHARES
Return Before Taxes	(43.40)	(3.71)	2.59

RUSSELL 3000® INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(1.95)	3.72

LIPPER MULTI-CAP CORE FUNDS INDEX (Reflects No Deduction for Taxes)	(39.45)	(2.29)	3.33

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of 4/10/06, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Intrepid Contrarian Fund. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether to purchase shares of the Fund. Historical performance shown for Class A and Class C Shares prior to their inception on 2/19/05 is based on the performance of the Select Class Shares of the Fund. The actual returns of Class A Shares and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios.

1	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

NOVEMBER 1, 2009   15

JPMorgan Intrepid Multi Cap Fund (continued)

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2008	Managing Director
Robert Weller	2004	Vice President
Jason Alonzo	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Market Expansion Index Fund

Class/Ticker:
A/OMEAX; B/OMEBX; C/OMECX; Select/PGMIX

What is the goal of the Fund?

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.26	0.25	0.25	0.26
Total Other Expenses	0.51	0.50	0.50	0.51
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.02	1.51	1.51	0.77
Fee Waivers and Expense Reimbursements[1]	(0.19)	NONE	NONE	(0.19)
Net Expenses[1]	0.83	1.51	1.51	0.58

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.82%, 1.57%, 1.57% and 0.57%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   17

JPMorgan Market Expansion Index Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	605	815	1,041	1,691
CLASS B SHARES ($)	654	777	1,024	1,669
CLASS C SHARES ($)	254	477	824	1,802
SELECT CLASS SHARES ($)	59	227	409	936

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	605	815	1,041	1,691
CLASS B SHARES ($)	154	477	824	1,669
CLASS C SHARES ($)	154	477	824	1,802
SELECT CLASS SHARES ($)	59	227	409	936

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 70% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indexes. Because the Fund uses an enhanced index strategy, not all of the stocks in the indexes are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the indexes. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indexes in order to closely replicate the performance of the combined indexes. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indexes of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: Because the Fund uses an enhanced index strategy, the adviser uses a quantitative process to select the Fund’s portfolio securities. This process overweights inexpensive stocks with improving fundamental characteristics and underweights expensive stocks that have deteriorating fundamental characteristics. A previously attractive stock is pared back or sold when the combined perspective on valuation and fundamentals is no longer favorable.

The Fund’s Main Investment Risks

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Index Investing Risk.  The Fund attempts to track the performance of a market capitalization-weighted combination of the S&P Small Cap 600 and the S&P MidCap 400. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments

18   J.P. MORGAN U.S. EQUITY FUNDS

and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 1000 Index and the Lipper Mid-Cap Core Funds Index and Lipper Small-Cap Core Funds Index, both of which are indexes based on the total returns of certain small cap and mid cap mutual funds as determined by Lipper. The Fund’s Lipper Index changed to the Lipper Small-Cap Core Funds Index because Lipper recategorized the Fund. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	18.44%
Worst Quarter	4th quarter, 2008	–25.97%

The Fund’s year-to-date total return through 9/30/09 was 27.70%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(35.45)%	(0.04)%	4.16%
Return After Taxes on Distributions	(36.06)	(1.46)	2.43
Return After Taxes on Distributions and Sale of Fund Shares	(22.34)	0.14	3.24

CLASS A SHARES
Return Before Taxes	(39.02)	(1.39)	3.33

CLASS B SHARES
Return Before Taxes	(41.07)	(1.44)	3.45

CLASS C SHARES
Return Before Taxes	(37.06)	(1.01)	3.13

S&P 1000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(34.67)	0.19	4.69

LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(1.01)	4.06

LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(38.53)	(1.29)	3.20

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOVEMBER 1, 2009   19

JPMorgan Market Expansion Index Fund (continued)

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 7/31/98. The performance prior to 3/22/99 reflects the performance of the Pegasus Market Expansion Index Fund before it was consolidated with the Fund. Historical performance shown for Class C prior to its inception on 3/22/99 is based on the performance of Class B, one of the original classes offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Bala Iyer	2000	Managing Director
Michael Loeffler	2004	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Equity Fund

Class/Ticker:
A/JCMAX; C/JMCCX; Select/VSNGX

What is the goal of the Fund?

The Fund’s objective is long-term capital growth.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses[1]	0.30	0.30	0.30
Total Other Expenses	0.55	0.55	0.55
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[2]	1.46	1.96	1.21
Fee Waivers and Expense Reimbursements[2]	(0.20)	(0.20)	(0.20)
Net Expenses[2]	1.26	1.76	1.01

1	“Remainder of Other Expenses” for Class A and Class C Shares are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   21

JPMorgan Mid Cap Equity Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	944	1,263	2,163
CLASS C SHARES ($)	279	596	1,039	2,269
SELECT CLASS SHARES ($)	103	364	646	1,448

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	944	1,263	2,163
CLASS C SHARES ($)	179	596	1,039	2,269
SELECT CLASS SHARES ($)	103	364	646	1,448

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 107% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell Midcap Index ranged from $360 million to $15.4 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser, JPMIM, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We focus on mid-sized companies with increasing market share, strong earnings prospects and sustainable free cash flows as compared to their competitors. We also look for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital

22   J.P. MORGAN U.S. EQUITY FUNDS

gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. Because Class A and Class C Shares have not commenced operations as of the date of this prospectus, no performance is shown for Class A and Class C Shares. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 1999	18.25%
Worst Quarter	4th quarter, 2008	–24.38%

The Fund’s year-to-date total return through 9/30/09 was 25.97%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(38.51)%	0.18%	4.77%
Return After Taxes on Distributions	(39.19)	(1.75)	2.54
Return After Taxes on Distributions and Sale of Fund Shares	(24.15)	0.29	3.67

RUSSELL MIDCAP® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(41.46)	(0.71)	3.19

LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(38.53)	(1.29)	3.20

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2009   23

JPMorgan Mid Cap Equity Fund (continued)

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Jonathan Simon	2002	Managing Director
Christopher Jones	2002	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Growth Fund
        (formerly JPMorgan Diversified Mid Cap Growth Fund)

Class/Ticker:
A/OSGIX; B/OGOBX; C/OMGCX; Select/HLGEX

What is the goal of the Fund?

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.41	0.38	0.39	0.40
Total Other Expenses	0.66	0.63	0.64	0.65
Total Annual Fund Operating Expenses	1.56	2.03	2.04	1.30
Fee Waivers and Expense Reimbursements[1]	(0.32)	(0.26)	(0.27)	(0.37)
Net Expenses[1]	1.24	1.77	1.77	0.93

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.77%, 1.77% and 0.93%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   25

JPMorgan Mid Cap Growth Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	645	962	1,302	2,258
CLASS B SHARES ($)	680	912	1,269	2,217
CLASS C SHARES ($)	280	614	1,073	2,347
SELECT CLASS SHARES ($)	95	376	677	1,535

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	645	962	1,302	2,258
CLASS B SHARES ($)	180	612	1,069	2,217
CLASS C SHARES ($)	180	614	1,073	2,347
SELECT CLASS SHARES ($)	95	376	677	1,535

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 96% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. In implementing its main strategies, the Fund invests primarily in common stocks of mid cap companies which the Fund’s adviser believes are capable of achieving sustained growth. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell Midcap Growth Index ranged from $360 million to $15.4 billion.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.   Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s

26   J.P. MORGAN U.S. EQUITY FUNDS

original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 1999	28.45%
Worst Quarter	4th quarter, 2008	–27.10%

The Fund’s year-to-date total return through 9/30/09 was 33.07%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(43.77)%	(1.70)%	1.26%
Return After Taxes on Distributions	(44.02)	(3.09)	(0.25)
Return After Taxes on Distributions and Sale of Fund Shares	(28.13)	(1.15)	0.94

CLASS A SHARES Return Before Taxes	(46.90)	(3.02)	0.45

CLASS B SHARES Return Before Taxes	(49.29)	(3.05)	0.42

CLASS C SHARES
Return Before Taxes	(45.29)	(2.60)	0.31

RUSSELL MIDCAP® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(44.32)	(2.33)	(0.19)

LIPPER MID-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(44.04)	(1.18)	0.49

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

NOVEMBER 1, 2009   27

JPMorgan Mid Cap Growth Fund (continued)

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2004	Managing Director
Timothy Parton	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

28   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Value Fund

Class/Ticker:
A/JAMCX; B/JBMCX; C/JCMVX; Select/JMVSX

What is the goal of the Fund?

The Fund seeks growth from capital appreciation.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.27	0.27	0.27	0.28
Total Other Expenses	0.52	0.52	0.52	0.53
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.43	1.93	1.93	1.19
Fee Waivers and Expense Reimbursements[1]	(0.18)	(0.17)	(0.17)	(0.19)
Net Expenses[1]	1.25	1.76	1.76	1.00

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.24%, 1.75%, 1.75%, and 0.99%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   29

JPMorgan Mid Cap Value Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	937	1,249	2,133
CLASS B SHARES ($)	679	890	1,226	2,110
CLASS C SHARES ($)	279	590	1,026	2,240
SELECT CLASS SHARES ($)	102	359	636	1,426

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	646	937	1,249	2,133
CLASS B SHARES ($)	179	590	1,026	2,110
CLASS C SHARES ($)	179	590	1,026	2,240
SELECT CLASS SHARES ($)	102	359	636	1,426

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 47% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations between $1 billion to $15 billion at the time of purchase. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.   Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks

30   J.P. MORGAN U.S. EQUITY FUNDS

as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index and Lipper Mid-Cap Core Funds Index, both of which are indexes based on the total returns of certain mid cap mutual funds as determined by Lipper. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 1999	17.94%
Worst Quarter	4th quarter, 2008	–21.70%

The Fund’s year-to-date total return through 9/30/09 was 19.41%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(36.75)%	(0.20)%	8.35%
Return After Taxes on Distributions	(37.21)	(0.99)	6.49
Return After Taxes on Distributions and Sale of Fund Shares	(23.30)	(0.09)	6.41

CLASS B SHARES Return Before Taxes	(38.57)	(0.04)	8.44

CLASS C SHARES Return Before Taxes	(34.57)	0.35	8.46

SELECT CLASS SHARES
Return Before Taxes	(33.06)	1.15	9.17

RUSSELL MIDCAP® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	0.33	4.44

LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(38.53)	(1.29)	3.20

LIPPER MID-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(39.71)	(1.24)	3.95

NOVEMBER 1, 2009   31

JPMorgan Mid Cap Value Fund (continued)

After-tax returns are shown for only the Class A Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A, Class B and Class C Shares prior to their inception on 4/30/01 and for the Select Class Shares prior to their inception on 10/31/01 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Jonathan Simon	1997	Managing Director
Lawrence Playford	2004	Vice President
Gloria Fu	2006	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

32   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Multi-Cap Market Neutral Fund

Class/Ticker:

A/OGNAX; B/OGNBX; C/OGNCX; Select/OGNIX

What is the goal of the Fund?

The Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Dividend Expenses on Short Sales	1.34	1.34	1.34	1.34
Remainder of Other Expenses	0.20	0.20	0.20	0.20
Total Other Expenses	1.79	1.79	1.79	1.79
Acquired Fund Fees and Expenses	0.02	0.02	0.02	0.02
Total Annual Fund Operating Expenses[1]	3.31	3.81	3.81	3.06
Fee Waivers and Expense Reimbursements[1]	(0.20)	NONE	NONE	(0.20)
Net Expenses[1]	3.11	3.81	3.81	2.86

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.75%, 2.50%, 2.50% and 1.50% respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   33

JPMorgan Multi-Cap Market Neutral Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	822	1,472	2,145	3,927
CLASS B SHARES ($)	883	1,464	2,162	3,937
CLASS C SHARES ($)	483	1,164	1,962	4,045
SELECT CLASS SHARES ($)	289	926	1,589	3,360

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	822	1,472	2,145	3,927
CLASS B SHARES ($)	383	1,164	1,962	3,937
CLASS C SHARES ($)	383	1,164	1,962	4,045
SELECT CLASS SHARES ($)	289	926	1,589	3,360

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 175% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser considers to be attractive and ‘short selling’ stocks that the adviser considers to be unattractive. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. By using this strategy, the Fund seeks to generate returns independent of the direction of the stock market.

When the Fund makes a short sale, the Fund borrows the security in order to settle the sale and buys the security at a later date to return to the lender. The Fund must maintain collateral at least equal to the current market value of the security sold short.

Investment Process: In determining whether a stock is attractive or unattractive, the adviser uses a proprietary stock selection model that collects quantitative and fundamental investment data designed to evaluate the relative attractiveness of stocks. The stock selection model considers valuation factors such as discounted cash flows and price-to-book values, as well as account data concerning an issuer’s fundamentals. The Fund seeks to enhance return by purchasing long positions in stocks that are ranked the highest by the model and selling short stocks that are ranked the lowest.

The Fund’s strategy is to be sector neutral meaning that both the long and short positions will have approximately the same weight in the market sectors in which the Fund invests. However, the stock selection model may result in the Fund’s long and short positions being overweighted in different industries within a sector.

The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Strategy Risk.  There is no guarantee that the use of long and short positions will succeed in limiting a Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities

34   J.P. MORGAN U.S. EQUITY FUNDS

sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Smaller Cap Company Risk.  Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). Smaller cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the BofA Merrill Lynch 3-Month US Treasury Bill Index and the Lipper Equity Market Neutral Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

An investment in the Fund is different from an investment in 3-month U.S. Treasury bills because, among other things, Treasury bills are backed by the full faith and credit of the U.S. Government. Treasury bills have a fixed rate of return, investors in Treasury bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury bills.

   YEAR-BY-YEAR RETURNS

Best Quarter	1st quarter, 2005	3.69%
Worst Quarter	4th quarter, 2007	–2.56%
	3rd quarter, 2007	–2.56%

The Fund’s year-to-date total return through 9/30/09 was 0.10%.

NOVEMBER 1, 2009   35

JPMorgan Multi-Cap Market Neutral Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Life of Fund (since 5/23/03)
SELECT CLASS SHARES
Return Before Taxes	(0.18)%	2.62%	2.92%
Return After Taxes on Distributions	(0.28)	1.83	2.21
Return After Taxes on Distributions and Sale of Fund Shares	0.01	1.89	2.19

CLASS A SHARES
Return Before Taxes	(5.53)	1.29	1.70

CLASS B SHARES
Return Before Taxes	(6.12)	1.23	1.74

CLASS C SHARES
Return Before Taxes	(2.13)	1.62	1.92

BOFA MERRILL LYNCH 3-MONTH US TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	2.06	3.25	3.03

LIPPER EQUITY MARKET NEUTRAL FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(6.55)	1.18	1.24

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Bala Iyer	2003	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

36   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Core Fund

Class/Ticker:
Select/VSSCX

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

Fees and Expenses for Select Class Shares of the Fund

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.20
Total Other Expenses	0.45
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	1.11
Fee Waivers and Expense Reimbursements[1]	(0.10)
Net Expenses[1]	1.01

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
SELECT CLASS SHARES ($)	103	343	602	1,343

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 42% of the average value of its portfolio.

NOVEMBER 1, 2009   37

JPMorgan Small Cap Core Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Index ranged from $14 million to $3.6 billion. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index. In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000® Index and Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

38   J.P. MORGAN U.S. EQUITY FUNDS

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2003	15.92%
Worst Quarter	4th quarter, 2008	–26.24%

The Fund’s year-to-date total return through 9/30/09 was 18.60%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(31.86)%	(1.09)%	0.92%
Return After Taxes on Distributions	(32.91)	(2.93)	(0.77)
Return After Taxes on Distributions and Sale of Fund Shares	(19.45)	(0.78)	0.60

RUSSELL 2000® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(33.79)	(0.93)	3.02

LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(1.01)	4.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2004	Managing Director
Dennis Ruhl	2004	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   39

JPMorgan Small Cap Equity Fund

Class/Ticker:
A/VSEAX; B/VSEBX; C/JSECX; Select/VSEIX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.29	0.29	0.29	0.29
Total Other Expenses	0.54	0.54	0.54	0.54
Acquired Fund Fees and Expenses	0.02	0.02	0.02	0.02
Total Annual Fund Operating Expenses[1]	1.46	1.96	1.96	1.21
Fee Waivers and Expense Reimbursements[1]	(0.06)	NONE	NONE	(0.19)
Net Expenses[1]	1.40	1.96	1.96	1.02

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.38%, 2.12%, 2.12%, and 1.00%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

40   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	660	957	1,275	2,175
CLASS B SHARES ($)	699	915	1,257	2,156
CLASS C SHARES ($)	299	615	1,057	2,285
SELECT CLASS SHARES ($)	104	365	647	1,449

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	660	957	1,275	2,175
CLASS B SHARES ($)	199	615	1,057	2,156
CLASS C SHARES ($)	199	615	1,057	2,285
SELECT CLASS SHARES ($)	104	365	647	1,449

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 45% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Index ranged from $14 million to $3.6 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up investment process. The adviser seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flow generation with management committed to increasing intrinsic value.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

NOVEMBER 1, 2009   41

JPMorgan Small Cap Equity Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	16.12%
Worst Quarter	4th quarter, 2008	–18.88%

The Fund’s year-to-date total return through 9/30/09 was 28.92%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(31.09)%	3.65%	5.09%
Return After Taxes on Distributions	(31.09)	2.38	3.82
Return After Taxes on Distributions and Sale of Fund Shares	(20.21)	3.08	4.10

CLASS B SHARES Return Before Taxes	(32.63)	3.88	5.08

CLASS C SHARES* Return Before Taxes	(28.63)	4.21	4.97

SELECT CLASS SHARES
Return Before Taxes	(27.05)	5.21	6.16

RUSSELL 2000® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(33.79)	(0.93)	3.02

LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(1.01)	4.06

After-tax returns are shown for only the Class A Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to their inception on 2/19/05 is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of Class C Shares.

42   J.P. MORGAN U.S. EQUITY FUNDS

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Glenn Gawronski	2004	Managing Director
Don San Jose	2007	Vice President

Purchase and Sale of Fund Shares

Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group retirement plans, discretionary wrap programs and health savings account programs can continue to purchase shares as described in “Purchasing Fund Shares-What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?” of the prospectus.

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   43

JPMorgan Small Cap Growth Fund

Class/Ticker:
A/PGSGX; B/OGFBX; C/OSGCX; Select/OGGFX

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	5.00%	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.43	0.41	0.42	0.40
Total Other Expenses	0.68	0.66	0.67	0.65
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.59	2.07	2.08	1.31
Fee Waivers and Expense Reimbursements[1]	(0.33)	(0.19)	(0.20)	(0.30)
Net Expenses[1]	1.26	1.88	1.88	1.01

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.87%, 1.87% and 1.00%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

44   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	970	1,316	2,289
CLASS B SHARES ($)	691	930	1,296	2,262
CLASS C SHARES ($)	291	633	1,100	2,395
SELECT CLASS SHARES ($)	103	386	689	1,553

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	970	1,316	2,289
CLASS B SHARES ($)	191	630	1,096	2,262
CLASS C SHARES ($)	191	633	1,100	2,395
SELECT CLASS SHARES ($)	103	386	689	1,553

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 83% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small capitalization companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Growth Index ranged from $14 million to $3.6 billion. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s

NOVEMBER 1, 2009   45

JPMorgan Small Cap Growth Fund (continued)

original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Growth Index and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 2001	17.35%
Worst Quarter	4th quarter, 2008	–25.95%

The Fund’s year-to-date total return through 9/30/09 was 32.06%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(46.25)%	(2.14)%	1.96%
Return After Taxes on Distributions	(46.25)	(3.90)	0.49
Return After Taxes on Distributions and Sale of Fund Shares	(30.06)	(1.59)	1.55

CLASS B SHARES Return Before Taxes	(48.69)	(2.15)	1.90

CLASS C SHARES Return Before Taxes	(44.62)	(1.69)	1.79

SELECT CLASS SHARES
Return Before Taxes	(43.19)	(0.85)	2.73

RUSSELL 2000® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(38.54)	(2.35)	(0.76)

LIPPER SMALL-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(42.62)	(4.06)	0.92

After-tax returns are shown for only the Class A Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not

46   J.P. MORGAN U.S. EQUITY FUNDS

relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2004	Managing Director
Eytan Shapiro	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   47

JPMorgan Small Cap Value Fund

Class/Ticker:
A/PSOAX; B/PSOBX; C/OSVCX; Select/PSOPX

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

Fees and Expenses for Class A, Class B, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.40	0.39	0.39	0.40
Total Other Expenses	0.65	0.64	0.64	0.65
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.56	2.05	2.05	1.31
Fee Waivers and Expense Reimbursements[1]	(0.30)	(0.04)	(0.04)	(0.30)
Net Expenses[1]	1.26	2.01	2.01	1.01

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.25%, 2.00%, 2.00% and 1.00%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

48   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	964	1,303	2,260
CLASS B SHARES ($)	704	939	1,300	2,251
CLASS C SHARES ($)	304	639	1,100	2,376
SELECT CLASS SHARES ($)	103	386	689	1,553

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	964	1,303	2,260
CLASS B SHARES ($)	204	639	1,100	2,251
CLASS C SHARES ($)	204	639	1,100	2,376
SELECT CLASS SHARES ($)	103	386	689	1,553

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 33% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Value Index ranged from $37 million to $3.6 billion. In reviewing investment opportunities for the Fund, its adviser uses a value-oriented approach. In implementing its main strategies, the Fund’s equity investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

NOVEMBER 1, 2009   49

JPMorgan Small Cap Value Fund (continued)

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Value Index and Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2001	21.34%
Worst Quarter	4th quarter, 2008	–25.48%

The Fund’s year-to-date total return through 9/30/09 was 18.95%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(29.75)%	(0.12)%	5.98%
Return After Taxes on Distributions	(30.73)	(1.98)	4.55
Return After Taxes on Distributions and Sale of Fund Shares	(18.12)	0.20	5.16

CLASS A SHARES Return Before Taxes	(33.64)	(1.44)	5.15

CLASS B SHARES Return Before Taxes	(35.38)	(1.42)	5.13

CLASS C SHARES
Return Before Taxes	(31.33)	(0.98)	5.00

RUSSELL 2000® VALUE INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(28.92)	0.27	6.11

LIPPER SMALL-CAP VALUE FUNDS INDEX (Reflects No Deduction for Taxes)	(32.82)	(0.53)	5.87

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares

50   J.P. MORGAN U.S. EQUITY FUNDS

through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund. Historical performance shown for Class C Shares prior to their inception on 3/22/99 is based on the performance of Select Class Shares, which invest in the same portfolio of securities. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2005	Managing Director
Dennis Ruhl	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   51

JPMorgan Strategic Small Cap Value Fund

Class/Ticker:
A/JPMAX; C/JPMCX; Select/JPMSX

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	3.23	3.04	3.09
Total Other Expenses	3.48	3.29	3.34
Acquired Fund Fees and Expenses	0.06	0.06	0.06
Total Annual Fund Operating Expenses[1]	4.79	5.10	4.40
Fee Waivers and Expense Reimbursements[1]	(3.13)	(2.94)	(2.99)
Net Expenses[1]	1.66	2.16	1.41

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.60%, 2.10% and 1.35%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

52   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	685	1,625	2,569	4,946
CLASS C SHARES ($)	319	1,267	2,313	4,918
SELECT CLASS SHARES ($)	144	1,061	1,989	4,358

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	685	1,625	2,569	4,946
CLASS C SHARES ($)	219	1,267	2,313	4,918
SELECT CLASS SHARES ($)	144	1,061	1,989	4,358

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 168% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Value Index ranged from $37 million to $3.6 billion. In implementing its main strategies, the Fund’s investments are primarily in common stocks. In reviewing investments for the Fund, the Fund’s adviser uses a value-oriented approach.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies whose stock prices appear to be undervalued. In particular, we look for undervalued companies where the opportunity for improving fundamentals is unrecognized.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover,

NOVEMBER 1, 2009   53

JPMorgan Strategic Small Cap Value Fund (continued)

higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Index, and the Lipper Small-Cap Core Funds Index, both of which are indexes based on the total return of certain mutual funds within small cap funds categories as determined by Lipper. Unlike the other index, the Lipper Indexes include the expenses of the mutual funds included in each index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2007	6.26%
Worst Quarter	4th quarter, 2008	–27.16%

The Fund’s year-to-date total return through 9/30/09 was 30.14%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund (since 2/28/06)
SELECT CLASS SHARES
Return Before Taxes	(39.41)%	(15.64)%
Return After Taxes on Distributions	(39.57)	(15.99)
Return After Taxes on Distributions and Sale of Fund Shares	(25.47)	(12.89)

CLASS A SHARES
Return Before Taxes	(42.84)	(17.50)

CLASS C SHARES
Return Before Taxes	(40.99)	(16.37)

RUSSELL 2000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(28.92)	(10.45)

LIPPER SMALL-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(32.82)	(11.74)

LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(11.91)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

54   J.P. MORGAN U.S. EQUITY FUNDS

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2006	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   55

JPMorgan U.S. Small Company Fund

Class/Ticker:
A/JTUAX; C/JTUCX; Select/JSCSX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of small company stocks.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.60	0.60	0.59
Total Other Expenses	0.85	0.85	0.84
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.71	2.21	1.45
Fee Waivers and Expense Reimbursements[1]	(0.44)	(0.44)	(0.43)
Net Expenses[1]	1.27	1.77	1.02

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.26%, 1.76% and 1.01%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

56   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	648	995	1,365	2,404
CLASS C SHARES ($)	280	649	1,145	2,510
SELECT CLASS SHARES ($)	104	416	751	1,698

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	648	995	1,365	2,404
CLASS C SHARES ($)	180	649	1,145	2,510
SELECT CLASS SHARES ($)	104	416	751	1,698

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap U.S. companies. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Index ranged from $14 million to $3.6 billion. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

NOVEMBER 1, 2009   57

JPMorgan U.S. Small Company Fund (continued)

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the performance of the Fund’s Select Class Shares’ average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	22.89%
Worst Quarter	4th quarter, 2008	–26.85%

The Fund’s year-to-date total return through 9/30/09 was 28.40%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(34.27)%	(3.41)%	1.00%
Return After Taxes on Distributions	(34.40)	(5.43)	(0.26)
Return After Taxes on Distributions and Sale of Fund Shares	(22.10)	(2.29)	1.11

CLASS A SHARES
Return Before Taxes	(37.97)	(4.55)	0.40

CLASS C SHARES
Return Before Taxes	(35.77)	(3.60)	0.90

RUSSELL 2000® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(33.79)	(0.93)	3.02

LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(1.01)	4.06

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

58   J.P. MORGAN U.S. EQUITY FUNDS

*	Historical performance shown for Class A and Class C Shares prior to their inception on 11/1/07 is based on the Fund’s Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/99 to 9/10/01.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2004	Managing Director
Dennis Ruhl	2004	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   59

JPMorgan Value Advantage Fund

Class/Ticker:
A/JVAAX; C/JVACX; Select/JVASX

What is the goal of the Fund?

The Fund seeks to provide long-term total return from a combination of income and capital gains.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 76 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.35	0.34	0.35
Total Other Expenses	0.60	0.59	0.60
Acquired Fund Fees and Expenses	0.03	0.03	0.03
Total Annual Fund Operating Expenses[1]	1.53	2.02	1.28
Fee Waivers and Expense Reimbursements[1]	(0.25)	(0.24)	(0.25)
Net Expenses[1]	1.28	1.78	1.03

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

60   J.P. MORGAN U.S. EQUITY FUNDS

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	649	960	1,293	2,233
CLASS C SHARES ($)	281	610	1,066	2,329
SELECT CLASS SHARES ($)	105	381	678	1,523

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	649	960	1,293	2,233
CLASS C SHARES ($)	181	610	1,066	2,329
SELECT CLASS SHARES ($)	105	381	678	1,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 70% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund will invest primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and have the potential to grow intrinsic value per share. Quality companies generally have a strong competitive position, low business cyclicality, high returns and strong experienced management.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.  Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in

NOVEMBER 1, 2009   61

JPMorgan Value Advantage Fund (continued)

economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A Shares over the past three calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 3000® Value Index and the Lipper Multi-Cap Value Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 2006	8.64%
Worst Quarter	4th quarter, 2008	–23.77%

The Fund’s year-to-date total return through 9/30/09 was 28.38%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund (since 2/28/05)
CLASS A
Return Before Taxes	(39.14)%	(5.01)%
Return After Taxes on Distributions	(39.37)	(5.76)
Return After Taxes on Distributions and Sale of Fund Shares	(25.16)	(4.36)

CLASS C
Return Before Taxes	(37.04)	(4.12)

SELECT CLASS SHARES
Return Before Taxes	(35.55)	(3.40)

RUSSELL 3000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.25)	(5.19)

LIPPER MULTI-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.65)	(6.75)

After-tax returns are shown for only the Class A Shares, and not the other classes shown, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

62   J.P. MORGAN U.S. EQUITY FUNDS

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Jonathan Simon	2005	Managing Director
Lawrence Playford	2005	Vice President
Gloria Fu	2006	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   63

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Each Fund will invest primarily in equity securities as described in its Fund Summary. These equity securities may include:

•	common stocks

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock.

The main investment strategies for each Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

•	exchange-traded funds (ETFs) which are registered investment companies that seek to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries

•	affiliated money market funds

•	foreign securities, often in the form of depositary receipts

•	derivatives (except Multi-Cap Market Neutral Fund), including futures, options and swaps

•	securities lending (except for Intrepid Multi Cap Fund, Multi-Cap Market Neutral Fund, Strategic Small Cap Value Fund and Value Advantage Fund)

Each Fund may utilize these investment strategies to a greater or lesser degree. The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVES

An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objectives for Intrepid Mid Cap Fund, Market Expansion Index Fund, Mid Cap Growth Fund, Multi-Cap Market Neutral Fund, Small Cap Growth Fund and Small Cap Value Fund are fundamental. The investment objectives for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund.

Multi-Cap Market Neutral Fund

In determining whether a stock is attractive or unattractive, the adviser uses a proprietary stock selection model that collects quantitative and fundamental investment data designed to evaluate the relative attractiveness of stocks. The stock selection model considers valuation factors such as discounted cash flows and price-to-book values. The model also takes into account data concerning an issuer’s fundamentals including revisions of earnings estimates and working capital management. The data is then compiled, blending both calculations and fundamental scores, to develop an overall rank from most attractive to least attractive for each security by sector within a universe of approximately 1,100 to 1,300 highly liquid domestic stocks. The Fund seeks to enhance return by purchasing long positions in stocks that have the relatively highest scores and selling short stocks that have the relatively lowest scores.

The Fund’s strategy is to be sector neutral meaning that both the long and short positions will have approximately the same weight in the market sectors in which the Fund invests. However, the stock selection model may result in the Fund’s long and short positions being overweighted in different industries within a sector. If the stock selection model finds most stocks within an industry to be attractive, then the Fund would automatically tend to overweight that industry. If the stock selection model finds most stocks within an industry to be unattractive, then the Fund would automatically tend to engage in more short sales with regard to that industry.

The adviser periodically rebalances the positions in the Fund to the stock selection model. Ordinarily, the adviser rebalances the Fund on a monthly basis unless there are meaningful cash inflows or outflows which warrant rebalancing sooner. The Fund may hold investments in cash, U.S. government securities or other liquid securities until the next time its portfolio is rebalanced.

The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury bills as a benchmark against which to measure the Fund’s performance. The adviser attempts to achieve returns for the Fund’s shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury bills because, among other things, Treasury bills are backed by the full faith and credit of the U.S. government, Treasury bills have a fixed rate of return, investors in Treasury bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury bills.

64   J.P. MORGAN U.S. EQUITY FUNDS

INVESTMENT RISKS

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Growth Investing Risk.  (applicable for Dynamic Small Cap Growth Fund, Growth Advantage Fund, Mid Cap Growth Fund and Small Cap Growth Fund) Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Value Investing Risk.  (applicable for Mid Cap Value Fund, Small Cap Value Fund, Strategic Small Cap Value Fund and Value Advantage Fund) Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk. (Small Cap Company and Mid Cap Company Risk) Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

NOVEMBER 1, 2009   65

More About the Funds (continued)

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. (except for Intrepid Multi Cap Fund, Multi-Cap Market Neutral Fund, Strategic Small Cap Value Fund and Value Advantage Fund) Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. With respect to the Intrepid Mid Cap Fund, Market Expansion Index Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund, in situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Redemption Risk. Each Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk.  A Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Derivatives Risk.  The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

66   J.P. MORGAN U.S. EQUITY FUNDS

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Multi-Cap Market Neutral Fund

Strategy Risk.  The strategy used by the Fund’s management may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. As a result, the Fund is intended for investors who plan to invest for the long-term and are able and willing to assume the risks of associated with this type of fund. The strategy used by the Fund involves complex securities transactions that involve risks different than direct equity investments.

Short Selling Risk.  While the Fund’s market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information. For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/Return Summaries”, the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds (except the Market Expansion Index Fund) may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the Market Expansion Index Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

NOVEMBER 1, 2009   67

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Dynamic Small Cap Growth Fund
Intrepid Multi Cap Fund
Mid Cap Equity Fund
Small Cap Core Fund
Small Cap Equity Fund
Strategic Small Cap Value Fund
U.S. Small Company Fund
Value Advantage Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Intrepid Mid Cap Fund
Mid Cap Growth Fund
Market Expansion Index Fund
Multi-Cap Market Neutral Fund
Small Cap Growth Fund
Small Cap Value Fund

Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust (JPMMFIT), a Massachusetts business trust.

Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (JPMFMFG), a Maryland corporation.

The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I, JPMMFIT and JPMFMFG Funds, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/09, JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Dynamic Small Cap Growth Fund	0.17%
Growth Advantage Fund	0.59
Intrepid Mid Cap Fund	0.52
Intrepid Multi Cap Fund	0.07
Market Expansion Index Fund	0.25
Mid Cap Equity Fund	0.62
Mid Cap Growth Fund	0.55
Mid Cap Value Fund	0.53
Multi-Cap Market Neutral Fund	1.10
Small Cap Core Fund	0.64
Small Cap Equity Fund	0.51
Small Cap Growth Fund	0.51
Small Cap Value Fund	0.52
Strategic Small Cap Value Fund	0.00
U.S. Small Company Fund	0.27
Value Advantage Fund	0.47

A discussion of the basis the Boards of each of the Trusts and JPMFMFG used in reapproving the investment advisory agreement is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Dynamic Small Cap Growth Fund

The portfolio management team is led by Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, and Christopher Jones, Managing Director of JPMIM and a CFA charterholder. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982.

Growth Advantage Fund

The portfolio management team is led by Christopher Jones, Managing Director of JPMIM, and Timothy Parton, Managing

68   J.P. MORGAN U.S. EQUITY FUNDS

Director of JPMIM and a CFA charterholder. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986. Information on Mr. Jones is discussed earlier in this section.

Intrepid Mid Cap Fund
Intrepid Multi Cap Fund

JPMorgan Chase began managing behavioral finance strategies in 1993 and now employs over 50 investment professionals worldwide who are dedicated to the strategy, including a large team allocated to the U.S. marketplace. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the J.P. Morgan Intrepid strategies, including the Intrepid Funds, and for the behavioral small cap strategies. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm.

The portfolio management team for the Intrepid Funds is led by Mr. Blum.

For the Intrepid Mid Cap Fund, Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder, is also a portfolio manager. Mr. Ruhl has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

For the Intrepid Multi Cap Fund, other members of the portfolio management team include Robert Weller, Vice President of JPMIM and a CFA charterholder, and Jason Alonzo, Vice President of JPMIM. Mr. Weller has been with JPMIM or its affiliates (or one of their predecessors) since 1997. Prior to 2003 when Mr. Weller joined the portfolio management team, he worked in the JPMorgan Private Bank Target Portfolio Manager group. Mr. Alonzo has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Mr. Weller and Mr. Alonzo have had day-to-day portfolio management responsibilities for the Intrepid Funds since 2004 and 2005, respectively.

Market Expansion Index Fund

The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D., CFA. Dr. Iyer has served as the director of quantitative research for JPMIA since 1995. Michael Loeffler, CFA, assists Dr. Iyer in the day-to-day management of the Fund, a position he has held since January 2004. Mr. Loeffler has been employed by JPMIA since 1999 when he joined as an investment operations analyst.

Mid Cap Equity Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, and Christopher Jones, Managing Director of JPMIM. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Information on Mr. Jones is discussed earlier in this section.

Mid Cap Growth Fund

Christopher Jones, Managing Director of JPMIM and Timothy Parton, Managing Director of JPMIM, serve as portfolio managers for the Fund. Information on Mr. Jones and Mr. Parton is discussed earlier in this section.

Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc. Information on Mr. Simon is discussed earlier in this section.

Multi-Cap Market Neutral Fund

The Fund is managed by Dr. Iyer. Information about Dr. Iyer is discussed earlier in this section.

Small Cap Core Fund

Christopher T. Blum, Managing Director of JPMIM, and Dennis S. Ruhl, Vice President of JPMIM, serve as portfolio managers for the Fund. Information about Mr. Blum and Mr. Ruhl is discussed earlier in this section.

Small Cap Equity Fund

The portfolio management team is led by Glenn Gawronski, Managing Director of JPMIM, and Don San Jose, Vice President of JPMIM. Mr. Gawronski has worked as portfolio manager for JPMIM or its affiliates since 2004 and has been employed with the firm since 1999. Prior to becoming a portfolio manager, he was an analyst for a micro cap portfolio. Mr. San Jose has been an analyst with the U.S. Small Cap Equity Group since 2004 and a portfolio manager since 2007. An employee since 2000, Mr. San Jose was

NOVEMBER 1, 2009   69

The Funds’ Management and Administration (continued)

an analyst in JPMorgan Securities’ equity research department before joining the small cap group.

Small Cap Growth Fund

Eytan Shapiro, Managing Director of JPMIM, and Christopher Jones, Managing Director of JPMIM and a CFA charterholder, serve as portfolio managers for the Fund. Information about Mr. Shapiro and Mr. Jones is discussed earlier in this section.

Small Cap Value Fund

Christopher T. Blum, Managing Director of JPMIM, and Dennis S. Ruhl, Vice President of JPMIM, serve as portfolio managers for the Fund. Information about Mr. Blum and Mr. Ruhl is discussed earlier in this section.

Strategic Small Cap Value Fund

The Fund is managed by Christopher Jones, Managing Director of JPMIM. Information on Mr. Jones is discussed earlier in this section.

U.S. Small Company Fund

The portfolio management team is led by Christopher Blum, Managing Director of JPMIM, and Dennis Ruhl, Vice President of JPMIM. Information on Mr. Blum and Mr. Ruhl is discussed earlier in this section.

Value Advantage Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. Information on Mr. Simon, Mr. Playford and Ms. Fu are discussed earlier in this section.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The trusts and the corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

70   J.P. MORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Class B Shares may no longer be purchased or acquired by exchange from share classes other than Class B Shares. Any investment received by the fund that is intended for Class B Shares will not be accepted and your investment will be returned.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?

The Small Cap Equity Fund is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Small Cap Equity Fund, except as described below:

•	Shareholders of record of the Fund as of June 8, 2007 are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in such Fund;

•	Shareholders of record as of June 8, 2007 are able to add to their accounts through exchanges from other J.P. Morgan Funds;

•	Group employer retirement plans, including 401(k), 403(b) and 457 plans (and their successor plans), may continue to open new participant accounts in the Fund and purchase additional shares in existing participant accounts established on or before October 9, 2009. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new plan level accounts with the Fund, provided that the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before October 9, 2009;

•	Sponsors of discretionary wrap programs may continue to utilize the Fund for new and existing discretionary wrap program accounts. In order to be eligible, the sponsor of the wrap program must have a mutual fund sales agreement with the Fund’s distributor and the wrap program must be accepted for investment by the Fund and its distributor on or before October 9, 2009;

•	Health savings account programs offered through JPMorgan Chase & Co. or its affiliates may open accounts with respect to the Fund for new participants and purchase additional shares in their existing participant accounts; or

•	Current and future J.P. Morgan SmartRetirement Funds will be able to purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

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How to Do Business with the Funds (continued)

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees or Board of Directors, as applicable, has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

72   J.P. MORGAN U.S. EQUITY FUNDS

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other J.P. Morgan Funds; however, Class B Shares are no longer available for new purchases.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

Shareholders with investments in Class B Shares may continue to hold such shares until they convert to Class A Shares. However, no additional investments will be accepted in Class B Shares. Dividends and capital gain distributions may continue to be reinvested in Class B Shares until their conversion dates. In addition, shareholders invested in Class B Shares will be able to exchange those shares for Class B Shares of other J.P. Morgan Funds offering Class B Shares until they convert.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

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How to Do Business with the Funds (continued)

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirements to purchase Select Class Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund. If you already hold Class B Shares of a Fund, you may purchase Class A or Class C Shares in the same Fund without regard to the initial minimum investment requirement; however, subsequent investment requirements will apply.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet

74   J.P. MORGAN U.S. EQUITY FUNDS

the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005 without regard to this minimum. Officers, directors, trustees, retirees and employees and their immediate families, of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

With respect to Class A and Class C Shares, a lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

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How to Do Business with the Funds (continued)

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A, Class B and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for Class A, Class B and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the

76   J.P. MORGAN U.S. EQUITY FUNDS

Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The following tables show the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Market Expansion Index Fund) and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. If you purchase $1 million or more of Class A Shares of JPMorgan Market Expansion Index Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of one of those Funds during the first 12 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09, when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more of the J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•	Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above.
If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a

NOVEMBER 1, 2009   77

How to Do Business with the Funds (continued)

Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•	Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•  J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or

78   J.P. MORGAN U.S. EQUITY FUNDS

other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

If you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor paid a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one J.P. Morgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

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Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Funds (other than JPMT II Funds) purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of these Funds purchased on or after February 19, 2005 and for Class C Shares, the CDSC is based on the original cost of the shares.

For Class B Shares and Class C Shares of the JPMT II Funds, the CDSC is based on the original cost.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

80   J.P. MORGAN U.S. EQUITY FUNDS

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class A Shares, Class B Shares and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investments. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class B Shares of a Fund may be exchanged for existing Class B Shares of another J.P. Morgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

For Class A, Class B and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund except Class B Shares which are no longer available for new investments.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan

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How to Do Business with the Funds (continued)

Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

82   J.P. MORGAN U.S. EQUITY FUNDS

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B, Class C Shares or Select Class Shares and a Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, with respect only to Class A Shares, Class B Shares and Class C Shares

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

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How to Do Business with the Funds (continued)

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Dynamic Small Cap Growth Fund, Growth Advantage Fund, Intrepid Multi Cap Fund, Mid Cap Value Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund, Strategic Small Cap Value Fund, U.S. Small Company Fund and Value Advantage Fund generally distribute net investment income, if any, at least annually. The Intrepid Mid Cap Fund, Market Expansion Index Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Multi Cap Market Neutral Fund and Small Cap Value Fund generally distribute net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund Shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition, distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in certain REIT securities, debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary

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Shareholder Information (continued)

income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, with the exception of the Multi-Cap Market Neutral Fund, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

86   J.P. MORGAN U.S. EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund (except the Market Expansion Index Fund) has the option of investing up to 100% of its total assets in high quality, short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

NOVEMBER 1, 2009   87

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*,1
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to a Fund which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; all Funds may use derivatives in an effort to produce increased gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolio
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	The Multi-Cap Market Neutral Fund does not use derivatives.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

88   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by Multi-Cap Market Neutral Fund
•  Short sales may not have the intended effects and may result in losses
• The Fund may not be able to close out a short position at a particular time or at an acceptable price
• The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility
• Short sales involve leverage risk, create credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•  The Fund could make money and protect against losses if management’s analysis proves correct
• Short selling may allow the Fund to implement insights into securities it expects to underperform
• Short selling may allow the Fund to diversify its holdings across a larger number of securities

•  The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies help to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

NOVEMBER 1, 2009   89

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  The Funds anticipate that total foreign investments will not exceed 20% of total assets
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]
•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

90   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending (except for the Intrepid Multi Cap Fund, Multi-Cap Market Neutral Fund, Strategic Small Cap Value Fund and Value Advantage Fund)
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality, short-term securities (including repurchase agreements) and, may borrow from banks as permitted by law

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

NOVEMBER 1, 2009   91

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

92   J.P. MORGAN U.S. EQUITY FUNDS

This Page Intentionally Left Blank.

NOVEMBER 1, 2009   93

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2009	$16.65	$(0.11	)(e)	$(4.65)	$(4.76)	$—
Year Ended June 30, 2008	20.73	(0.19	)(e)	(2.09)	(2.28)	(1.80)
Year Ended June 30, 2007	19.34	(0.19	)(e)	3.59	3.40	(2.01)
January 1, 2006 through June 30, 2006 (f)	18.12	(0.09	)(e)	1.31	1.22	—
Year Ended December 31, 2005	18.46	(0.21	)(e)	1.20	0.99	(1.33)
Year Ended December 31, 2004	16.81	(0.19	)(e)	1.84	1.65	—

Class B
Year Ended June 30, 2009	15.12	(0.16	)(e)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.07	(0.29	)(e)	3.32	3.03	(2.01)
January 1, 2006 through June 30, 2006 (f)	16.97	(0.14	)(e)	1.24	1.10	—
Year Ended December 31, 2005	17.47	(0.29	)(e)	1.12	0.83	(1.33)
Year Ended December 31, 2004	16.01	(0.28	)(e)	1.74	1.46	—

Class C
Year Ended June 30, 2009	15.09	(0.16	)(e)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.04	(0.29	)(e)	3.32	3.03	(2.01)
January 1, 2006 through June 30, 2006 (f)	16.95	(0.14	)(e)	1.23	1.09	—
Year Ended December 31, 2005	17.44	(0.30	)(e)	1.14	0.84	(1.33)
Year Ended December 31, 2004	15.98	(0.28	)(e)	1.74	1.46	—

Select Class
Year Ended June 30, 2009	17.44	(0.06	)(e)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(e)	(2.17)	(2.29)	(1.80)
Year Ended June 30, 2007	19.95	(0.12	)(e)	3.71	3.59	(2.01)
January 1, 2006 to June 30, 2006 (f)	18.65	(0.05	)(e)	1.35	1.30	—
Year Ended December 31, 2005	18.89	(0.14	)(e)	1.23	1.09	(1.33)
Year Ended December 31, 2004	17.13	(0.13	)(e)	1.89	1.76	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

94   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.89	(28.59)%	$51,434	1.50%	(0.86)%	2.16%	83%
16.65	(11.92)	77,384	1.50	(0.99)	1.95	122
20.73	18.59	87,347	1.50	(1.00)	2.04	144
19.34	6.73	82,529	1.50	(0.94)	1.82	86
18.12	5.29	75,940	1.50	(1.16)	1.67	143
18.46	9.82	86,000	1.50	(1.14)	1.73	112

10.73	(29.03)	16,081	2.10	(1.46)	2.65	83
15.12	(12.38)	27,388	2.10	(1.59)	2.44	122
19.09	17.81	35,349	2.10	(1.61)	2.53	144
18.07	6.48	40,478	2.10	(1.54)	2.32	86
16.97	4.66	41,440	2.06	(1.72)	2.15	143
17.47	9.12	62,000	2.12	(1.76)	2.23	112

10.71	(29.03)	40,775	2.10	(1.46)	2.66	83
15.09	(12.40)	58,290	2.10	(1.59)	2.44	122
19.06	17.84	72,836	2.10	(1.60)	2.55	144
18.04	6.43	54,608	2.10	(1.54)	2.32	86
16.95	4.73	43,211	2.06	(1.72)	2.18	143
17.44	9.14	34,000	2.12	(1.76)	2.23	112

12.50	(28.33)	36,584	1.10	(0.46)	1.92	83
17.44	(11.50)	35,071	1.10	(0.60)	1.70	122
21.53	19.00	31,603	1.10	(0.60)	1.80	144
19.95	6.97	28,212	1.10	(0.54)	1.57	86
18.65	5.70	21,753	1.10	(0.77)	1.43	143
18.89	10.27	10,000	1.10	(0.74)	1.32	112

NOVEMBER 1, 2009   95

Financial Highlights (continued)

				Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund (e)
Class A
Year Ended June 30, 2009	$8.14	$(0.03	)(h)	$(2.23)	$(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(h)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(h)	1.60	1.55
January 1, 2006 through June 30, 2006 (f)	6.35	(0.01	)(h)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(h)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	)(h)	0.86	0.83

Class B
Year Ended June 30, 2009	7.67	(0.06	)(h)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(h)	— (j)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(h)	1.53	1.43
January 1, 2006 through June 30, 2006 (f)	6.08	(0.03	)(h)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	)(h)	0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	)(h)	0.84	0.77

Class C
Year Ended June 30, 2009	7.68	(0.06	)(h)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(h)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(h)	1.53	1.42
May 1, 2006 (g) through June 30, 2006 (f)	6.80	(0.04	)(h)	(0.42)	(0.46)

Select Class
Year Ended June 30, 2009	8.18	(0.01	)(h)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(h)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(h)	1.60	1.56
May 1, 2006 (g) to June 30, 2006 (f)	7.11	(0.01	)(h)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to August 17, 2005, the Fund was named JPMorgan Mid Cap Growth Fund.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Includes interest expense of 0.01%.

(j)	Amount rounds to less than $0.01.

96   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$5.88	(27.76)%	$71,841	1.35%		(0.48)%	1.42%	119%
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(i)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118

5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(i)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118

5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(i)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(i)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

NOVEMBER 1, 2009   97

Financial Highlights (continued)

							Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2009	$14.39	$0.12	(c)	$(4.61	)(d)	$(4.49)	$(0.12)	$(0.25)	$(0.37)
Year Ended June 30, 2008	18.57	0.04	(c)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(c)	2.94		2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(c)	2.97		3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11		3.07	(0.02)	(1.09)	(1.11)

Class B
Year Ended June 30, 2009	13.11	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(c)	2.73		2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(c)	2.81		2.75	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19		2.82	—	(1.09)	(1.09)

Class C
Year Ended June 30, 2009	13.12	0.06	(c)	(4.21	)(d)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(c)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(c)	2.74		2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(c)	2.81		2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92		2.82	—	(1.09)	(1.09)

Select Class
Year Ended June 30, 2009	14.83	0.15	(c)	(4.75	)(d)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(c)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(c)	3.03		3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(c)	3.03		3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08		3.17	(0.05)	(1.09)	(1.14)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(e)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return

98   J.P. MORGAN U.S. EQUITY FUNDS

			Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.53	(30.94	)%(d)	$105,702	1.24%	1.22%	1.55%	64%
14.39	(13.02	)(e)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117
17.33	16.32		165,869	1.23	0.26	1.34	136
20.61	16.95		115,995	1.21	0.07	1.32	131

8.63	(31.38	)(d)	11,745	1.85	0.60	2.04	64
13.11	(13.61	)(e)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136
19.68	16.20		13,827	1.90	(0.63)	1.92	131

8.64	(31.35	)(d)	16,706	1.85	0.61	2.05	64
13.12	(13.60	)(e)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117
16.19	15.64		22,849	1.83	(0.29)	1.84	136
19.68	16.20		7,817	1.89	(0.60)	1.92	131

9.84	(30.77	)(d)	224,925	0.99	1.48	1.30	64
14.83	(12.89	)(e)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136
20.96	17.25		670,678	0.96	0.30	1.00	131

NOVEMBER 1, 2009   99

Financial Highlights (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Multi Cap Fund
Class A
Year Ended June 30, 2009	$19.88	$0.14	(e)	$(6.54)	$(6.40)	$(0.06)	$—	$(0.06)
Year Ended June 30, 2008	25.22	0.10	(e)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(e)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (f)	21.38	0.05	(e)	0.87	0.92	—	—	—
February 19, 2005 (g) through December 31, 2005	23.00	0.13	(e)	1.62	1.75	(0.20)	(3.17)	(3.37)

Class C
Year Ended June 30, 2009	19.65	0.07	(e)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(e)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(e)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006 (f)	21.31	—	(e) (i)	0.86	0.86	—	—	—
February 19, 2005 (g) through December 31, 2005	23.00	0.05	(e)	1.60	1.65	(0.17)	(3.17)	(3.34)

Select Class
Year Ended June 30, 2009	19.97	0.18	(e)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(e)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(e)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (f)	21.41	0.07	(e)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(e)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of offering of class of shares.

(h)	Includes interest expense of 0.01%.

(i)	Amount rounds to less than $ 0.01.

100   J.P. MORGAN U.S. EQUITY FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.42	(32.17)%	$6,582	1.25%		1.01%	2.60%	105%
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89
22.30	4.30	4,335	1.25		0.46	2.39	79
21.38	7.53	697	1.25		0.67	2.05	177

13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(h)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89
22.17	4.04	1,424	1.75		(0.02)	2.90	79
21.31	7.09	164	1.75		0.23	2.54	177

13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89
22.35	4.39	15,689	1.00		0.61	2.06	79
21.41	6.59	19,617	1.00		0.93	1.70	177
23.25	16.01	18,932	1.00		0.60	1.77	99

NOVEMBER 1, 2009   101

Financial Highlights (continued)

	Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Market Expansion Index Fund
Class A
Year Ended June 30, 2009	$10.21	$0.09	(e)	$(3.02	)(f)	$(2.93)	$(0.08)	$(0.32)	$(0.40)
Year Ended June 30, 2008	13.58	0.08	(e)	(1.63)		(1.55)	(0.07)	(1.75)	(1.82)
Year Ended June 30, 2007	12.47	0.09	(e)	2.13		2.22	(0.09)	(1.02)	(1.11)
Year Ended June 30, 2006	12.05	0.07		1.51		1.58	(0.08)	(1.08)	(1.16)
Year Ended June 30, 2005	10.72	0.05		1.51		1.56	(0.05)	(0.18)	(0.23)

Class B
Year Ended June 30, 2009	9.97	0.03	(e)	(2.94	)(f)	(2.91)	(0.04)	(0.32)	(0.36)
Year Ended June 30, 2008	13.33	(0.01	)(e)	(1.59)		(1.60)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	12.28	—	(e)(h)	2.09		2.09	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.89	(0.01)		1.48		1.47	— (h)	(1.08)	(1.08)
Year Ended June 30, 2005	10.61	(0.02)		1.48		1.46	— (h)	(0.18)	(0.18)

Class C
Year Ended June 30, 2009	9.63	0.03	(e)	(2.84	)(f)	(2.81)	(0.05)	(0.32)	(0.37)
Year Ended June 30, 2008	12.94	(0.01	)(e)	(1.54)		(1.55)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	11.96	—	(e)(h)	2.02		2.02	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.60	(0.01)		1.45		1.44	— (h)	(1.08)	(1.08)
Year Ended June 30, 2005	10.36	(0.02)		1.44		1.42	— (h)	(0.18)	(0.18)

Select Class
Year Ended June 30, 2009	10.24	0.10	(e)	(3.01	)(f)	(2.91)	(0.10)	(0.32)	(0.42)
Year Ended June 30, 2008	13.61	0.11	(e)	(1.63)		(1.52)	(0.10)	(1.75)	(1.85)
Year Ended June 30, 2007	12.50	0.12	(e)	2.13		2.25	(0.12)	(1.02)	(1.14)
Year Ended June 30, 2006	12.07	0.10		1.52		1.62	(0.11)	(1.08)	(1.19)
Year Ended June 30, 2005	10.74	0.08		1.51		1.59	(0.08)	(0.18)	(0.26)

Mid Cap Equity Fund
Select Class
Year Ended June 30, 2009	28.63	0.18		(8.37)		(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)		(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13		6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 to June 30, 2006 (i)	32.87	0.14	(e)	1.64		1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(e)	3.09		3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85		5.99	(0.14)	(3.73)	(3.87)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(g)	Includes a gain resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	Amount rounds to less than $0.01.

(i)	The Fund changed its fiscal year end from December 31 to June 30.

102   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$6.88	(28.22	)%(f)	$45,589	0.75%	1.18%	1.01%	70%
10.21	(11.79	) (g)	65,663	0.70	0.70	0.94	65
13.58	18.69		82,813	0.70	0.72	0.94	44
12.47	13.63		75,282	0.66	0.62	0.95	53
12.05	14.66		61,153	0.75	0.53	0.94	64

6.70	(28.69	)(f)	8,587	1.49	0.44	1.50	70
9.97	(12.45	) (g)	17,126	1.44	(0.05)	1.44	65
13.33	17.82		26,451	1.43	(0.03)	1.43	44
12.28	12.81		28,614	1.40	(0.12)	1.45	53
11.89	13.84		26,820	1.44	(0.17)	1.54	64

6.45	(28.75	)(f)	8,906	1.49	0.44	1.50	70
9.63	(12.43	) (g)	15,669	1.44	(0.06)	1.44	65
12.94	17.75		25,149	1.43	(0.01)	1.44	44
11.96	12.88		21,753	1.40	(0.12)	1.45	53
11.60	13.80		19,793	1.44	(0.19)	1.54	64

6.91	(28.00	)(f)	591,735	0.51	1.43	0.76	70
10.24	(11.55	)(g)	485,717	0.45	0.95	0.69	65
13.61	18.92		584,141	0.45	0.97	0.69	44
12.50	13.96		542,088	0.41	0.87	0.70	53
12.07	14.89		518,295	0.50	0.76	0.63	64

18.97	(28.02)		195,785	0.90	0.94	1.20	107
28.63	(8.19)		189,589	0.91	0.32	1.12	79
37.93	18.97		284,546	0.90	0.35	1.09	82
34.51	5.42		298,104	0.90	0.85	1.08	41
32.87	9.61		268,582	0.90	0.29	1.08	99
33.30	19.36		227,000	0.90	0.32	1.14	102

NOVEMBER 1, 2009   103

Financial Highlights (continued)

						Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gains
Mid Cap Growth Fund (e)
Class A
Year Ended June 30, 2009	$20.46	$(0.07	)(f)	$(6.33	)(g)	$(6.40)	$(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35		2.15	—

Class B
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09	)(g)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44		1.77	—

Class C
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78	)(g)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68		1.91	—

Select Class
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70	)(g)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29		2.28	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Prior to June 27, 2009, the Fund was named JPMorgan Diversified Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

104   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.68	(30.97	)%(g)	$520,201	1.24%	(0.48)%	1.56%	96%
20.46	(3.22	)(h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119

10.85	(31.35	)(g)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	)(h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119

12.39	(31.38	)(g)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	)(h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119

14.57	(30.74	)(g)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	)(h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119

NOVEMBER 1, 2009   105

Financial Highlights (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2009	$21.91	$0.28	(f)	$(5.92)	$(5.64)	$(0.34)	$(0.69)	$(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (e)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(f)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(f)	3.71	3.78	(0.04)	(0.31)	(0.35)

Class B
Year Ended June 30, 2009	21.39	0.20	(f)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(f) (g)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06)		3.66	3.60	—	(0.31)	(0.31)

Class C
Year Ended June 30, 2009	21.45	0.20	(f)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(f) (g)	1.81	1.81	— (g)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06	)(f)	3.66	3.60	—	(0.31)	(0.31)

Select Class
Year Ended June 30, 2009	22.14	0.34	(f)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 to June 30, 2006 (e)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	3.86	(0.07)	(0.31)	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

106   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.24	(25.49)%	$1,600,044	1.25%	1.71%	1.42%	47%
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41

14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41

14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41

15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41

NOVEMBER 1, 2009   107

Financial Highlights (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2009	$10.23	$(0.08	)(c)	$0.06	$(0.02)	$—	$—	$—	$—	$—
Year Ended June 30, 2008	11.24	0.28	(c)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(d)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	—	(0.12)	—

Class B
Year Ended June 30, 2009	10.10	(0.15	)(c)	0.06	(0.09)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(c)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(d)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	—	(0.12)	—

Class C
Year Ended June 30, 2009	10.12	(0.15	)(c)	0.05	(0.10)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(c)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(d)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	—	(0.12)	—

Select Class
Year Ended June 30, 2009	10.27	(0.05	)(c)	0.05	— (d)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(c)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(d)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	—	(0.12)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Amount rounds to less than $0.01.

(e)	Commencing June 30, 2009, the Fund will present portfolio turnovers in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

108   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
		Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (b)	Net expenses (excluding dividend expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (excluding short sales) (e)	Portfolio turnover rate (including short sales) (e)

$10.21	(0.20)%	$67,884	2.84%	1.50%	(0.79)%	3.29%	1.95%	175%	350%
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121	—
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198	—

10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121	—
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198	—

10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121	—
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198	—

10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121	—
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198	—

NOVEMBER 1, 2009   109

Financial Highlights (continued)

							Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2009	$35.77	$0.27		$(10.26	)(g)(h)	$(9.99)	$(0.14)	$(2.36)	$(2.50)
Year Ended June 30, 2008	51.34	0.34		(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25		7.07		7.32	(0.22)	(2.97)	(3.19)
January 1, 2006 to June 30, 2006 (e)	43.99	0.09		3.13		3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18		1.52		1.70	(0.19)	(0.98)	(1.17)
Year Ended December 31, 2004	44.39	0.09		9.51		9.60	(0.07)	(10.46)	(10.53)

Small Cap Equity Fund
Class A
Year Ended June 30, 2009	27.42	(0.03	)(i)	(3.80)		(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(i)	(3.91)		(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(i)	6.01		6.14	— (j)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	26.30	(0.01	)(i)	2.01		2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(i)	3.36		3.28	—	(3.42)	(3.42)
Year Ended December 31, 2004	24.11	(0.17	)(i)	6.33		6.16	—	(3.83)	(3.83)

Class B
Year Ended June 30, 2009	23.90	(0.12	)(i)	(3.32)		(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(i)	(3.43)		(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(i)	5.32		5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.44	(0.07	)(i)	1.79		1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(i)	3.05		2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(i)	5.84		5.50	—	(3.83)	(3.83)

Class C
Year Ended June 30, 2009	23.86	(0.12	)(i)	(3.32)		(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(i)	(3.43)		(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(i)	5.31		5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.43	(0.06	)(i)	1.77		1.71	—	—	—
February 1, 2006 (f) through December 31, 2005	24.08	(0.14	)(i)	2.91		2.77	—	(3.42)	(3.42)

Select Class
Year Ended June 30, 2009	29.68	0.04	(i)	(4.11)		(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(i)	(4.22)		(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(i)	6.45		6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 to June 30, 2006 (e)	28.17	0.06	(i)	2.15		2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(i)	3.58		3.63	—	(3.42)	(3.42)
Year Ended December 31, 2004	25.18	(0.05	)(i)	6.66		6.61	—	(3.83)	(3.83)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the total return would have been (27.69)%, and the net and unrealized gains (losses) on investments per share would have been $(10.27).

(h)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (27.78)%, and the net realized and unrealized gains (losses) on investments per share would have been $(10.30).

(i)	Calculated based upon average shares outstanding.

(j)	Amount rounds to less than $0.01.

110   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.28	(27.66	)%(g)(h)	$337,981	0.80%	0.96%	1.10%	42%
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37
47.21	7.32		1,105,086	0.80	0.37	1.04	24
43.99	3.90		815,905	0.80	0.39	1.06	37
43.46	22.31		904,000	0.64	0.25	1.12	170

23.59	(13.97)		372,525	1.30	(0.13)	1.44	45
27.42	(11.80)		405,375	1.25	0.18	1.40	52
33.16	22.23		522,428	1.15	0.41	1.39	26
28.30	7.60		284,104	1.28	(0.05)	1.36	21
26.30	12.39		209,321	1.35	(0.28)	1.41	70
26.44	26.13		129,000	1.38	(0.66)	1.62	44

20.46	(14.39)		13,711	1.80	(0.64)	1.94	45
23.90	(12.21)		21,212	1.75	(0.32)	1.90	52
29.17	21.60		30,769	1.65	(0.10)	1.89	26
25.16	7.34		22,370	1.78	(0.55)	1.86	21
23.44	11.85		17,106	1.87	(0.83)	1.91	70
24.01	25.22		17,000	2.12	(1.43)	2.12	44

20.42	(14.42)		30,661	1.80	(0.64)	1.94	45
23.86	(12.21)		45,375	1.75	(0.32)	1.90	52
29.15	21.61		64,603	1.65	(0.07)	1.89	26
25.14	7.30		22,209	1.77	(0.51)	1.86	21
23.43	11.48		10,678	1.85	(0.49)	1.91	70

25.58	(13.69)		603,628	1.00	0.17	1.19	45
29.68	(11.54)		644,973	0.94	0.48	1.15	52
35.71	22.58		875,737	0.85	0.74	1.14	26
30.38	7.85		358,568	0.85	0.38	1.11	21
28.17	12.98		243,437	0.85	0.18	1.14	70
27.96	26.81		211,000	0.85	(0.17)	1.11	44

NOVEMBER 1, 2009   111

Financial Highlights (continued)

							Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gains
Small Cap Growth Fund
Class A
Year Ended June 30, 2009	$8.94	$(0.04	)(c)	$(2.10	)(d)	$(2.14)	$—
Year Ended June 30, 2008	11.98	(0.06	)(c)	(1.28)		(1.34)	(1.70)
Year Ended June 30, 2007	11.91	(0.07	)(c)	1.93		1.86	(1.79)
Year Ended June 30, 2006	12.54	(0.08)		2.03		1.95	(2.58)
Year Ended June 30, 2005	11.73	(0.11)		0.98		0.87	(0.06)

Class B
Year Ended June 30, 2009	7.52	(0.07	)(c)	(1.78	)(d)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(c)	(1.08)		(1.19)	(1.70)
Year Ended June 30, 2007	10.62	(0.13	)(c)	1.71		1.58	(1.79)
Year Ended June 30, 2006	11.50	(0.23)		1.93		1.70	(2.58)
Year Ended June 30, 2005	10.84	(0.23)		0.95		0.72	(0.06)

Class C
Year Ended June 30, 2009	7.84	0.07	(c)	(1.85	)(d)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(c)	(1.13)		(1.24)	(1.70)
Year Ended June 30, 2007	10.94	(0.13	)(c)	1.76		1.63	(1.79)
Year Ended June 30, 2006	11.77	(0.09)		1.84		1.75	(2.58)
Year Ended June 30, 2005	11.09	(0.15)		0.89		0.74	(0.06)

Select Class
Year Ended June 30, 2009	9.30	(0.03	)(c)	(2.19	)(d)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04	)(c)	(1.33)		(1.37)	(1.70)
Year Ended June 30, 2007	12.21	(0.05	)(c)	2.00		1.95	(1.79)
Year Ended June 30, 2006	12.77	(0.07)		2.09		2.02	(2.58)
Year Ended June 30, 2005	11.91	(0.06)		0.98		0.92	(0.06)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(c)	Calculated based upon average shares outstanding.

(d)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

112   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$6.80	(23.94	)%(d)	$107,591	1.25%	(0.55)%	1.58%	83%
8.94	(12.93	)(e)	120,723	1.25	(0.56)	1.39	71
11.98	16.90		108,013	1.25	(0.65)	1.36	86
11.91	16.96		90,963	1.25	(0.82)	1.39	97
12.54	7.40		82,281	1.24	(0.78)	1.36	129

5.67	(24.60	)(d)	7,967	1.85	(1.15)	2.06	83
7.52	(13.48	)(e)	13,420	1.85	(1.18)	1.89	71
10.41	16.26		20,719	1.84	(1.25)	1.86	86
10.62	16.25		24,434	1.85	(1.43)	1.89	97
11.50	6.62		28,918	1.94	(1.48)	1.96	129

5.92	(24.49	)(d)	14.396	1.85	(1.15)	2.07	83
7.84	(13.49	)(e)	18,615	1.85	(1.17)	1.89	71
10.78	16.25		20,280	1.84	(1.24)	1.86	86
10.94	16.31		16,589	1.85	(1.42)	1.89	97
11.77	6.65		12,794	1.93	(1.47)	1.95	129

7.08	(23.87	)(d)	87,612	1.00	(0.31)	1.30	83
9.30	(12.74	)(e)	201,462	1.00	(0.34)	1.13	71
12.37	17.25		373,174	1.00	(0.40)	1.11	86
12.21	17.25		382,257	1.00	(0.58)	1.14	97
12.77	7.62		460,265	0.99	(0.53)	1.04	129

NOVEMBER 1, 2009   113

Financial Highlights (continued)

						Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2009	$17.45	$0.18	(c)	$(4.93	)(d)	$(4.75)	$(0.21)	$(1.03)	$(1.24)
Year Ended June 30, 2008	24.56	0.17	(c)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(c)	3.70		3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(c)	3.11		3.22	(0.13)	(4.20)	(4.33)
Year Ended June 30, 2005	24.38	0.13		2.78		2.91	(0.11)	(2.18)	(2.29)

Class B
Year Ended June 30, 2009	15.72	0.09	(c)	(4.45	)(d)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(c)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(c)	3.40		3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(c)	2.90		2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68		2.59	(0.03)	(2.18)	(2.21)

Class C
Year Ended June 30, 2009	15.61	0.09	(c)	(4.41	)(d)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(c)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(c)	3.39		3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(c)	2.89		2.85	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.02	(0.08)		2.66		2.58	(0.03)	(2.18)	(2.21)

Select Class
Year Ended June 30, 2009	18.09	0.22	(c)	(5.11	)(d)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(c)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(c)	3.79		3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(c)	3.20		3.37	(0.19)	(4.20)	(4.39)
Year Ended June 30, 2005	24.87	0.21		2.83		3.04	(0.16)	(2.18)	(2.34)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

114   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.46	(26.91	)%(d)	$108,414	1.25%	1.42%	1.55%	33%
17.45	(18.44	)(e)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45
25.00	12.20		149,283	1.25	0.53	1.37	57

10.17	(27.42	)(d)	10,614	1.86	0.79	2.04	33
15.72	(18.93	)(e)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45
23.49	11.42		34,648	1.94	(0.17)	1.96	57

10.10	(27.34	)(d)	17,402	1.86	0.79	2.04	33
15.61	(18.95	)(e)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45
23.39	11.42		44,749	1.92	(0.17)	1.95	57

11.94	(26.72	)(d)	201,486	1.00	1.64	1.30	33
18.09	(18.24	)(e)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38
24.55	14.37		587,203	1.00	0.68	1.11	45
25.57	12.50		611,925	0.98	0.75	1.02	57

NOVEMBER 1, 2009   115

Financial Highlights (continued)

						Per share operating performance
	Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Strategic Small Cap Value Fund
Class A
Year Ended June 30, 2009	$12.53	$0.03	(h)	$(3.21)		$(3.18)	$(0.02)	$(0.07)	$(0.09)
Year Ended June 30, 2008	17.63	0.02	(h)	(4.56)		(4.54)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.09	(0.02)		2.74		2.72	(0.03)	(0.15)	(0.18)
February 28, 2006 (e) through June 30, 2006	15.00	(0.01	)(h)	0.10		0.09	—	—	—

Class C
Year Ended June 30, 2009	12.38	(0.02	)(h)	(3.16)		(3.18)	—	(0.07)	(0.07)
Year Ended June 30, 2008	17.54	(0.05	)(h)	(4.55)		(4.60)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.06	(0.09)		2.72		2.63	—	(0.15)	(0.15)
February 28, 2006 (e) through June 30, 2006	15.00	(0.03	)(h)	0.09		0.06	—	—	—

Select Class
Year Ended June 30, 2009	12.59	0.06	(h)	(3.23)		(3.17)	(0.05)	(0.07)	(0.12)
Year Ended June 30, 2008	17.65	0.05	(h)	(4.55)		(4.50)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.10	0.01		2.75		2.76	(0.06)	(0.15)	(0.21)
February 28, 2006 (e) through June 30, 2006	15.00	0.01	(h)	0.09		0.10	—	—	—

U.S. Small Company Fund
Class A
Year Ended June 30, 2009	8.37	0.05	(h)	(2.17	)(i)	(2.12)	(0.02)	(0.06)	(0.08)
November 2, 2007 (f) through June 30, 2008	9.73	0.03	(h)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Year Ended June 30, 2009	8.34	0.02	(h)	(2.16	)(i)	(2.14)	— (j)	(0.06)	(0.06)
November 2, 2007 (f) through June 30, 2008	9.73	—	(h)(j)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Select Class
Year Ended June 30, 2009	8.40	0.07	(h)	(2.17	)(i)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(h)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(h)	2.02		2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 to June 30, 2006 (g)	12.94	0.01		0.94		0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02		0.57		0.59	(0.01)	(1.42)	(1.43)
Year Ended December 31, 2004	13.90	(0.03	)(h)	1.91		1.88	—	(2.00)	(2.00)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Calculated based upon average shares outstanding.

(i)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total returns would have been (26.15)%, (26,47)%, (25.81)% and (25.88)%, and the net realized and unrealized gains (losses) on investments per share would have been $(2.24), $(2.23), $(2.24) and $(2.25) for Class A, Class C, Institutional Class and Select Class Shares, respectively.

(j)	Amount rounds to less than $0.01.

(k)	Includes interest expense of 0.01%.

116   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.26	(25.26)%		$574	1.60%		0.33%	4.73%	168%
12.53	(26.13)		642	1.60		0.12	3.81	109
17.63	18.12		654	1.60		(0.15)	4.88	103
15.09	0.60		503	1.60		(0.15)	6.50	28

9.13	(25.60)		399	2.10		(0.16)	5.04	168
12.38	(26.61)		479	2.10		(0.37)	4.33	109
17.54	17.57		633	2.10		(0.65)	5.38	103
15.06	0.40		502	2.10		(0.65)	7.00	28

9.30	(25.01)		2,913	1.35		0.58	4.34	168
12.59	(25.87)		3,600	1.35		0.35	3.59	109
17.65	18.43		4,845	1.35		0.09	4.63	103
15.10	0.67		4,026	1.35		0.10	6.25	28

6.17	(25.30	)(i)	240	1.26		0.75	1.70	52
8.37	(11.51)		149	1.26		0.56	1.62	130

6.14	(25.62	)(i)	94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

6.22	(24.92	)(i)	20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(k)	0.59	1.33	130
14.03	15.87		81,115	1.01		0.31	1.14	46
13.89	7.34		95,318	1.01		0.18	1.17	22
12.94	4.18		102,003	1.01		0.18	1.14	32
13.78	13.73		119,000	1.01		(0.18)	1.15	129

NOVEMBER 1, 2009   117

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Value Advantage Fund
Class A
Year Ended June 30, 2009	$16.38	$0.30	(g)	$(4.40)	$(4.10)	$(0.20)	$(0.07)	$(0.27)	$12.01
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)	16.38
Year Ended June 30, 2007	17.17	0.26	(g)	3.42	3.68	(0.12)	(0.28)	(0.40)	20.45
January 1, 2006 through June 30, 2006 (f)	15.88	0.10	(g)	1.19	1.29	—	—	—	17.17
February 28, 2005 (e) through December 31, 2005	15.00	0.13	(g)	0.99	1.12	(0.06)	(0.18)	(0.24)	15.88

Class C
Year Ended June 30, 2009	16.25	0.23	(g)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)	11.97
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)	16.25
Year Ended June 30, 2007	17.10	0.17	(g)	3.38	3.55	(0.06)	(0.28)	(0.34)	20.31
January 1, 2006 through June 30, 2006 (f)	15.85	0.05	(g)	1.20	1.25	—	—	—	17.10
February 28, 2005 (e) through December 31, 2005	15.00	0.06	(g)	1.00	1.06	(0.03)	(0.18)	(0.21)	15.85

Select Class
Year Ended June 30, 2009	16.44	0.34	(g)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)	12.04
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)	16.44
Year Ended June 30, 2007	17.22	0.31	(g)	3.43	3.74	(0.16)	(0.28)	(0.44)	20.52
January 1, 2006 through June 30, 2006 (f)	15.91	0.12	(g)	1.19	1.31	—	—	—	17.22
March 1, 2005 (e) to December 31, 2005	15.00	0.15	(g)	1.01	1.16	(0.07)	(0.18)	(0.25)	15.91

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Calculated based upon average shares outstanding.

118   J.P. MORGAN U.S. EQUITY FUNDS

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(24.82)%	$112,739	1.25%	2.45%	1.50%	70%
(14.42)	152,696	1.25	1.87	1.43	103
21.58	201,151	1.25	1.36	1.41	77
8.12	77,691	1.25	1.16	1.67	55
7.46	45,163	1.25	1.02	1.82	90

(25.19)	97,723	1.75	1.86	1.99	70
(14.86)	182,093	1.75	1.36	1.93	103
20.93	247,794	1.75	0.87	1.91	77
7.89	83,777	1.75	0.64	2.17	55
7.03	55,875	1.75	0.47	2.39	90

(24,62)	51,000	1.00	2.75	1.25	70
(14.19)	49,262	1.00	2.18	1.18	103
21.89	36,884	1.00	1.62	1.16	77
8.23	5,275	1.00	1.42	1.42	55
7.71	3,107	1.00	1.14	1.87	90

NOVEMBER 1, 2009   119

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

On June 26, 2009, Mid Cap Value Fund acquired the assets and liabilities of a series of One Group Mutual Funds (now known as JPMT II). The following disclosure is applicable to any JPMT II Fund or those Funds that acquired the assets and liabilities of a series of One Group Mutual Funds.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ‘SEC Order’) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). None of the Funds in this Prospectus were Reduced Rate Funds. “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

120   J.P. MORGAN U.S. EQUITY FUNDS

The table below shows the ratios for Class A, Class B, Class C and Select Class Shares of the Funds offered in this prospectus.

	Class	Net Expense Ratio	Gross Expense Ratio
Intrepid Mid Cap Fund	A	1.24%	1.55%
	B	1.99%	2.04%
	C	1.99%	2.05%
	Select	0.99%	1.30%

Market Expansion Index Fund	A	0.83%	1.02%
	B	1.51%	1.51%
	C	1.51%	1.51%
	Select	0.58%	0.77%

Mid Cap Growth Fund	A	1.24%	1.56%
	B	1.77%	2.03%
	C	1.77%	2.04%
	Select	0.93%	1.30%

Mid Cap Value Fund	A	1.25%	1.43%
	B	1.76%	1.93%
	C	1.76%	1.93%
	Select	1.00%	1.19%

Multi-Cap Market Neutral Fund	A	3.11%	3.31%
	B	3.81%	3.81%
	C	3.81%	3.81%
	Select	2.86%	3.06%

Small Cap Growth Fund	A	1.26%	1.59%
	B	1.88%	2.07%
	C	1.88%	2.08%
	Select	1.01%	1.31%

Small Cap Value Fund	A	1.26%	1.56%
	B	2.01%	2.05%
	C	2.01%	2.05%
	Select	1.01%	1.31%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/09, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

NOVEMBER 1, 2009   121

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•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

122   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Mid Cap Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$645	–0.51%	–1.69%	–1.69%	$202	5.00%	3.01%	3.01%
October 31, 2011	155	4.46	1.70	3.45	214	10.25	6.05	2.95
October 31, 2012	160	9.68	5.21	3.45	221	15.76	9.18	2.95
October 31, 2013	166	15.17	8.84	3.45	227	21.55	12.40	2.95
October 31, 2014	172	20.93	12.60	3.45	234	27.63	15.71	2.95
October 31, 2015	178	26.97	16.48	3.45	241	34.01	19.13	2.95
October 31, 2016	184	33.32	20.50	3.45	248	40.71	22.64	2.95
October 31, 2017	190	39.99	24.66	3.45	255	47.75	26.26	2.95
October 31, 2018	197	46.99	28.96	3.45	263	55.13	29.98	2.95
October 31, 2019	203	54.34	33.41	3.45	270	62.89	33.82	2.95

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$302	4.00%	2.01%	2.01%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$202	$702	5.00%	0.00%	3.01%	–1.99%	3.01%	–1.99%
October 31, 2011	213	613	10.25	6.25	6.06	2.06	2.96	–0.92
October 31, 2012	220	520	15.76	12.76	9.20	6.20	2.96	0.13
October 31, 2013	226	526	21.55	18.55	12.43	9.43	2.96	0.21
October 31, 2014	233	433	27.63	25.63	15.76	13.76	2.96	1.18
October 31, 2015	240	340	34.01	33.01	19.19	18.19	2.96	2.10
October 31, 2016	247	247	40.71	40.71	22.71	22.71	2.96	2.96
October 31, 2017	254	254	47.75	47.75	26.35	26.35	2.96	2.96
October 31, 2018	199	199	55.13	55.13	30.70	30.70	3.45	3.45
October 31, 2019	206	206	62.89	62.89	35.21	35.21	3.45	3.45

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2009   123

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JPMorgan Intrepid Mid Cap Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$101	5.00%	4.01%	4.01%
October 31, 2011	138	10.25	7.86	3.70
October 31, 2012	143	15.76	11.85	3.70
October 31, 2013	148	21.55	15.99	3.70
October 31, 2014	154	27.63	20.28	3.70
October 31, 2015	159	34.01	24.73	3.70
October 31, 2016	165	40.71	29.34	3.70
October 31, 2017	171	47.75	34.13	3.70
October 31, 2018	178	55.13	39.09	3.70
October 31, 2019	184	62.89	44.24	3.70

JPMorgan Market Expansion Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$605	–0.51%	–1.30%	–1.30%	$154	5.00%	3.49%	3.49%
October 31, 2011	103	4.46	2.63	3.98	159	10.25	7.10	3.49
October 31, 2012	107	9.68	6.71	3.98	165	15.76	10.84	3.49
October 31, 2013	111	15.17	10.96	3.98	170	21.55	14.71	3.49
October 31, 2014	115	20.93	15.38	3.98	176	27.63	18.71	3.49
October 31, 2015	120	26.97	19.97	3.98	182	34.01	22.85	3.49
October 31, 2016	125	33.32	24.74	3.98	189	40.71	27.14	3.49
October 31, 2017	130	39.99	29.71	3.98	195	47.75	31.58	3.49
October 31, 2018	135	46.99	34.87	3.98	202	55.13	36.17	3.49
October 31, 2019	140	54.34	40.24	3.98	209	62.89	40.92	3.49

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$254	4.00%	2.49%	2.49%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$154	$654	5.00%	0.00%	3.49%	–1.51%	3.49%	–1.51%
October 31, 2011	159	559	10.25	6.25	7.10	3.10	3.49	–0.38
October 31, 2012	165	465	15.76	12.76	10.84	7.84	3.49	0.69
October 31, 2013	170	470	21.55	18.55	14.71	11.71	3.49	0.78
October 31, 2014	176	376	27.63	25.63	18.71	16.71	3.49	1.75
October 31, 2015	182	282	34.01	33.01	22.85	21.85	3.49	2.65
October 31, 2016	189	189	40.71	40.71	27.14	27.14	3.49	3.49
October 31, 2017	195	195	47.75	47.75	31.58	31.58	3.49	3.49
October 31, 2018	137	137	55.13	55.13	36.82	36.82	3.98	3.98
October 31, 2019	142	142	62.89	62.89	42.26	42.26	3.98	3.98

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

124   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Market Expansion Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$59	5.00%	4.42%	4.42%
October 31, 2011	82	10.25	8.84	4.23
October 31, 2012	86	15.76	13.44	4.23
October 31, 2013	89	21.55	18.24	4.23
October 31, 2014	93	27.63	23.24	4.23
October 31, 2015	97	34.01	28.45	4.23
October 31, 2016	101	40.71	33.89	4.23
October 31, 2017	105	47.75	39.55	4.23
October 31, 2018	110	55.13	45.45	4.23
October 31, 2019	114	62.89	51.61	4.23

JPMorgan Mid Cap Growth Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$645	–0.51%	–1.69%	–1.69%	$180	5.00%	3.23%	3.23%
October 31, 2011	156	4.46	1.69	3.44	214	10.25	6.29	2.96
October 31, 2012	161	9.68	5.19	3.44	220	15.76	9.43	2.96
October 31, 2013	167	15.17	8.81	3.44	227	21.55	12.67	2.96
October 31, 2014	173	20.93	12.55	3.44	233	27.63	16.01	2.96
October 31, 2015	179	26.97	16.43	3.44	240	34.01	19.44	2.96
October 31, 2016	185	33.32	20.43	3.44	247	40.71	22.98	2.96
October 31, 2017	191	39.99	24.57	3.44	255	47.75	26.62	2.96
October 31, 2018	198	46.99	28.86	3.44	262	55.13	30.36	2.96
October 31, 2019	204	54.34	33.29	3.44	270	62.89	34.22	2.96

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$280	4.00%	2.23%	2.23%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$180	$680	5.00%	0.00%	3.23%	–1.77%	3.23%	–1.77%
October 31, 2011	213	613	10.25	6.25	6.30	2.30	2.97	–0.90
October 31, 2012	219	519	15.76	12.76	9.45	6.45	2.97	0.15
October 31, 2013	225	525	21.55	18.55	12.70	9.70	2.97	0.23
October 31, 2014	232	432	27.63	25.63	16.05	14.05	2.97	1.20
October 31, 2015	239	339	34.01	33.01	19.50	18.50	2.97	2.11
October 31, 2016	246	246	40.71	40.71	23.05	23.05	2.97	2.97
October 31, 2017	253	253	47.75	47.75	26.70	26.70	2.97	2.97
October 31, 2018	201	201	55.13	55.13	31.06	31.06	3.44	3.44
October 31, 2019	208	208	62.89	62.89	35.57	35.57	3.44	3.44

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2009   125

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Mid Cap Growth Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$95	5.00%	4.07%	4.07%
October 31, 2011	138	10.25	7.92	3.70
October 31, 2012	143	15.76	11.91	3.70
October 31, 2013	148	21.55	16.05	3.70
October 31, 2014	154	27.63	20.35	3.70
October 31, 2015	159	34.01	24.80	3.70
October 31, 2016	165	40.71	29.42	3.70
October 31, 2017	171	47.75	34.21	3.70
October 31, 2018	178	55.13	39.17	3.70
October 31, 2019	184	62.89	44.32	3.70

JPMorgan Mid Cap Value Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$646	–0.51%	–1.70%	–1.70%	$179	5.00%	3.24%	3.24%
October 31, 2011	143	4.46	1.81	3.57	202	10.25	6.41	3.07
October 31, 2012	148	9.68	5.45	3.57	209	15.76	9.68	3.07
October 31, 2013	153	15.17	9.21	3.57	215	21.55	13.04	3.07
October 31, 2014	159	20.93	13.11	3.57	222	27.63	16.51	3.07
October 31, 2015	165	26.97	17.15	3.57	228	34.01	20.09	3.07
October 31, 2016	171	33.32	21.33	3.57	235	40.71	23.78	3.07
October 31, 2017	177	39.99	25.66	3.57	243	47.75	27.58	3.07
October 31, 2018	183	46.99	30.15	3.57	250	55.13	31.49	3.07
October 31, 2019	189	54.34	34.79	3.57	258	62.89	35.53	3.07

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$279	4.00%	2.24%	2.24%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$179	$679	5.00%	0.00%	3.24%	–1.76%	3.24%	–1.76%
October 31, 2011	202	602	10.25	6.25	6.41	2.41	3.07	–0.80
October 31, 2012	209	509	15.76	12.76	9.68	6.68	3.07	0.25
October 31, 2013	215	515	21.55	18.55	13.04	10.04	3.07	0.33
October 31, 2014	222	422	27.63	25.63	16.51	14.51	3.07	1.30
October 31, 2015	228	328	34.01	33.01	20.09	19.09	3.07	2.21
October 31, 2016	235	235	40.71	40.71	23.78	23.78	3.07	3.07
October 31, 2017	243	243	47.75	47.75	27.58	27.58	3.07	3.07
October 31, 2018	186	186	55.13	55.13	32.13	32.13	3.57	3.57
October 31, 2019	192	192	62.89	62.89	36.85	36.85	3.57	3.57

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

126   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Value Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$102	5.00%	4.00%	4.00%
October 31, 2011	126	10.25	7.96	3.81
October 31, 2012	131	15.76	12.08	3.81
October 31, 2013	136	21.55	16.35	3.81
October 31, 2014	141	27.63	20.78	3.81
October 31, 2015	146	34.01	25.38	3.81
October 31, 2016	152	40.71	30.16	3.81
October 31, 2017	158	47.75	35.12	3.81
October 31, 2018	164	55.13	40.26	3.81
October 31, 2019	170	62.89	45.61	3.81

JPMorgan Multi-Cap Market Neutral Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$822	–0.51%	–3.46%	–3.46%	$383	5.00%	1.19%	1.19%
October 31, 2011	322	4.46	–1.83	1.69	388	10.25	2.39	1.19
October 31, 2012	328	9.68	–0.17	1.69	392	15.76	3.61	1.19
October 31, 2013	333	15.17	1.52	1.69	397	21.55	4.85	1.19
October 31, 2014	339	20.93	3.23	1.69	402	27.63	6.09	1.19
October 31, 2015	345	26.97	4.98	1.69	407	34.01	7.36	1.19
October 31, 2016	350	33.32	6.75	1.69	411	40.71	8.63	1.19
October 31, 2017	356	39.99	8.56	1.69	416	47.75	9.93	1.19
October 31, 2018	362	46.99	10.39	1.69	421	55.13	11.23	1.19
October 31, 2019	368	54.34	12.26	1.69	426	62.89	12.56	1.19

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$483	4.00%	0.19%	0.19%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$383	$883	5.00%	0.00%	1.19%	–3.81%	1.19%	–3.81%
October 31, 2011	388	788	10.25	6.25	2.39	–1.61	1.19	–2.76
October 31, 2012	392	692	15.76	12.76	3.61	0.61	1.19	–1.74
October 31, 2013	397	697	21.55	18.55	4.85	1.85	1.19	–1.71
October 31, 2014	402	602	27.63	25.63	6.09	4.09	1.19	–0.72
October 31, 2015	407	507	34.01	33.01	7.36	6.36	1.19	0.25
October 31, 2016	411	411	40.71	40.71	8.63	8.63	1.19	1.19
October 31, 2017	416	416	47.75	47.75	9.93	9.93	1.19	1.19
October 31, 2018	367	367	55.13	55.13	11.78	11.78	1.69	1.69
October 31, 2019	373	373	62.89	62.89	13.67	13.67	1.69	1.69

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2009   127

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Multi-Cap Market Neutral Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$289	5.00%	2.14%	2.14%
October 31, 2011	316	10.25	4.12	1.94
October 31, 2012	322	15.76	6.14	1.94
October 31, 2013	328	21.55	8.20	1.94
October 31, 2014	334	27.63	10.30	1.94
October 31, 2015	341	34.01	12.44	1.94
October 31, 2016	347	40.71	14.62	1.94
October 31, 2017	354	47.75	16.84	1.94
October 31, 2018	361	55.13	19.11	1.94
October 31, 2019	368	62.89	21.42	1.94

JPMorgan Small Cap Growth Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$647	–0.51%	–1.71%	–1.71%	$191	5.00%	3.12%	3.12%
October 31, 2011	159	4.46	1.65	3.41	218	10.25	6.13	2.92
October 31, 2012	164	9.68	5.11	3.41	224	15.76	9.23	2.92
October 31, 2013	170	15.17	8.70	3.41	231	21.55	12.42	2.92
October 31, 2014	176	20.93	12.40	3.41	237	27.63	15.70	2.92
October 31, 2015	182	26.97	16.24	3.41	244	34.01	19.08	2.92
October 31, 2016	188	33.32	20.20	3.41	251	40.71	22.56	2.92
October 31, 2017	194	39.99	24.30	3.41	259	47.75	26.14	2.92
October 31, 2018	201	46.99	28.54	3.41	266	55.13	29.82	2.92
October 31, 2019	208	54.34	32.92	3.41	274	62.89	33.61	2.92

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$291	4.00%	2.12%	2.12%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$191	$691	5.00%	0.00%	3.12%	–1.88%	3.12%	–1.88%
October 31, 2011	217	617	10.25	6.25	6.14	2.14	2.93	–0.95
October 31, 2012	223	523	15.76	12.76	9.25	6.25	2.93	0.10
October 31, 2013	229	529	21.55	18.55	12.45	9.45	2.93	0.18
October 31, 2014	236	436	27.63	25.63	15.75	13.75	2.93	1.15
October 31, 2015	243	343	34.01	33.01	19.14	18.14	2.93	2.07
October 31, 2016	250	250	40.71	40.71	22.63	22.63	2.93	2.93
October 31, 2017	258	258	47.75	47.75	26.22	26.22	2.93	2.93
October 31, 2018	204	204	55.13	55.13	30.53	30.53	3.41	3.41
October 31, 2019	211	211	62.89	62.89	34.98	34.98	3.41	3.41

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

128   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$103	5.00%	3.99%	3.99%
October 31, 2011	139	10.25	7.83	3.69
October 31, 2012	144	15.76	11.81	3.69
October 31, 2013	149	21.55	15.93	3.69
October 31, 2014	155	27.63	20.21	3.69
October 31, 2015	160	34.01	24.65	3.69
October 31, 2016	166	40.71	29.24	3.69
October 31, 2017	172	47.75	34.01	3.69
October 31, 2018	179	55.13	38.96	3.69
October 31, 2019	185	62.89	44.09	3.69

JPMorgan Small Cap Value Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$647	–0.51%	–1.71%	–1.71%	$204	5.00%	2.99%	2.99%
October 31, 2011	156	4.46	1.67	3.44	214	10.25	6.03	2.95
October 31, 2012	161	9.68	5.17	3.44	221	15.76	9.16	2.95
October 31, 2013	167	15.17	8.79	3.44	227	21.55	12.38	2.95
October 31, 2014	173	20.93	12.53	3.44	234	27.63	15.69	2.95
October 31, 2015	179	26.97	16.40	3.44	241	34.01	19.10	2.95
October 31, 2016	185	33.32	20.41	3.44	248	40.71	22.62	2.95
October 31, 2017	191	39.99	24.55	3.44	255	47.75	26.23	2.95
October 31, 2018	198	46.99	28.83	3.44	263	55.13	29.96	2.95
October 31, 2019	204	54.34	33.27	3.44	270	62.89	33.79	2.95

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$304	4.00%	1.99%	1.99%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2010	$204	$704	5.00%	0.00%	2.99%	–2.01%	2.99%	–2.01%
October 31, 2011	214	614	10.25	6.25	6.03	2.03	2.95	–0.93
October 31, 2012	221	521	15.76	12.76	9.16	6.16	2.95	0.12
October 31, 2013	227	527	21.55	18.55	12.38	9.38	2.95	0.20
October 31, 2014	234	434	27.63	25.63	15.69	13.69	2.95	1.17
October 31, 2015	241	341	34.01	33.01	19.10	18.10	2.95	2.09
October 31, 2016	248	248	40.71	40.71	22.62	22.62	2.95	2.95
October 31, 2017	255	255	47.75	47.75	26.23	26.23	2.95	2.95
October 31, 2018	200	200	55.13	55.13	30.58	30.58	3.44	3.44
October 31, 2019	207	207	62.89	62.89	35.07	35.07	3.44	3.44

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2009   129

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Small Cap Growth Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$103	5.00%	3.99%	3.99%
October 31, 2011	139	10.25	7.83	3.69
October 31, 2012	144	15.76	11.81	3.69
October 31, 2013	149	21.55	15.93	3.69
October 31, 2014	155	27.63	20.21	3.69
October 31, 2015	160	34.01	24.65	3.69
October 31, 2016	166	40.71	29.24	3.69
October 31, 2017	172	47.75	34.01	3.69
October 31, 2018	179	55.13	38.96	3.69
October 31, 2019	185	62.89	44.09	3.69

130   J.P. MORGAN U.S. EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-1520
1-202-551-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Intrepid Mid Cap Fund, Market Expansion Index Fund, Multi-Cap Market Neutral Fund, Growth Advantage Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-21295.

Investment Company Act File No. for Intrepid Mid Cap Fund, Market Expansion Index Fund, Multi-Cap Market Neutral Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-4236.

Investment Company Act File No. for Growth Advantage Fund is 811-5526.

Investment Company Act File No. for Mid Cap Value Fund is 811-8189.

©JPMorgan Chase & Co., 2009 All rights reserved. November 2009.

PR-MCEABCS-1109

Prospectus

J.P. Morgan U.S. Equity Funds

Institutional Class Shares

November 1, 2009

JPMorgan Disciplined Equity Fund	Ticker: JPIEX
JPMorgan Diversified Fund	Ticker: JPDVX
JPMorgan Mid Cap Value Fund	Ticker: FLMVX
JPMorgan Small Cap Growth Fund	Ticker: JISGX
JPMorgan U.S. Equity Fund	Ticker: JMUEX
JPMorgan U.S. Small Company Fund	Ticker: JUSSX
JPMorgan Value Advantage Fund	Ticker: JVAIX
JPMorgan Value Opportunities Fund	Ticker: JVOIX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan Disciplined Equity Fund	1
JPMorgan Diversified Fund	5
JPMorgan Mid Cap Value Fund	9
JPMorgan Small Cap Growth Fund	13
JPMorgan U.S. Equity Fund	17
JPMorgan U.S. Small Company Fund	21
JPMorgan Value Advantage Fund	25
JPMorgan Value Opportunities Fund	28
More About the Funds	32
Additional Information about the Funds’ Investment Strategies	32
Investment Risks	33
Cash Positions	36
The Funds’ Management and Administration	37
How to Do Business with the Funds	40
Purchasing Fund Shares	40
Networking and Sub-Transfer Agency Fees	43
Exchanging Fund Shares	43
Redeeming Fund Shares	43
Shareholder Information	46
Distributions and Taxes	46
Shareholder Statements and Reports	47
Availability of Proxy Voting Record	47
Portfolio Holdings Disclosure	47
Risk and Reward Elements for the Funds	48
Financial Highlights	54
Legal Proceedings and Additional Fee and Expense Information	58
How to Reach Us	Back cover

JPMorgan Disciplined Equity Fund

Class/Ticker: Institutional/JPIEX

What is the goal of the Fund?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.23
Total Other Expenses	0.33
Total Annual Fund Operating Expenses[1]	0.58
Fee Waivers and Expense Reimbursements[1]	(0.13)
Net Expenses[1]	0.45

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	46	173	311	713

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 92% of the average value of its portfolio.

NOVEMBER 1, 2009   1

JPMorgan Disciplined Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of September 30, 2009, the market capitalizations of the companies in the S&P 500 Index ranged from $1 billion to $330 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	Impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

2   J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	15.56%
Worst Quarter	4th quarter, 2008	–21.38%

The Fund’s year-to-date total return through 9/30/09 was 23.38%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(36.70)%	(2.34)%	(2.12)%
Return After Taxes on Distributions	(36.90)	(2.57)	(2.56)
Return After Taxes on Distributions and Sale of Fund Shares	(23.49)	(1.89)	(1.88)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(2.19)	(1.38)

LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.07)	(2.73)	(1.90)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The performance for the Institutional Class Shares for the period from 1/1/99 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

NOVEMBER 1, 2009   3

JPMorgan Disciplined Equity Fund (continued)

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Raffaele Zingone	2002	Vice President
Terance Chen	2005	Vice President
Scott Blasdell	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Fund

Class/Ticker: Institutional/JPDVX

What is the goal of the Fund?

The Fund seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.35
Total Other Expenses	0.45
Acquired Fund Fees and Expenses	0.06
Total Annual Fund Operating Expenses[1]	1.06
Fee Waivers and Expense Reimbursements[1]	(0.35)
Net Expenses[1]	0.71

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	73	302	551	1,263

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 165% of the average value of its portfolio.

NOVEMBER 1, 2009   5

JPMorgan Diversified Fund (continued)

What are the Fund’s main investment strategies?

Drawing on a variety of analytical tools, the Fund’s adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

•	30%–60% medium- and large-cap U.S. equity securities

•	25%–50% U.S. and foreign fixed income securities

•	0%–30% foreign equity securities

•	0%–20% small-cap U.S. equity securities

The adviser may periodically increase or decrease the Fund’s actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. The Fund’s bond investments will primarily be rated investment grade by a national rating organization, but the Fund may also invest in certain high yield, high risk, non-investment grade securities (also known as junk bonds) in the rating categories Ba or B by Moody’s, BB or B by S&P and Fitch or the equivalent by another national rating organization or if unrated, that are deemed by the adviser to be of comparable quality.

In addition to purchasing securities directly, the Fund may invest up to 20% of its assets in shares of other J.P. Morgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: Within its asset allocation framework, the adviser selects the Fund’s securities. Within the equity portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

Within the fixed income portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration within one year of the average for the U.S. investment grade bond universe (currently about five years). Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Markets Risks.  Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. These risks are magnified in countries in “emerging markets.”

Smaller Cap Company Risk.   Investments in securities of smaller companies may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Investments in Mutual Funds Risk.  To the extent the Fund invests in underlying J.P. Morgan Funds, the Fund’s investment performance and risks are directly related to the performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by those underlying funds.

Income Securities Risk.  Investments in income securities will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If interest rates increase, the value of the Fund’s income securities generally drops. Mortgage-related and asset-backed securities including so called “sub-prime mortgages” are subject to certain other risks including prepayment and call risks. Mortgage-related and asset-backed securities may decline in value, face valuation difficulties, be more volatile and/or be illiquid.

High Yield Securities Risk.  Some of the Fund’s investments are in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate

6   J.P. MORGAN U.S. EQUITY FUNDS

and economic changes, valuation difficulties, and potential illiquidity.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Diversified Composite Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Mixed Asset Target Allocation Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. The Diversified Composite Benchmark is a composite benchmark of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of S&P 500 (60%) and Barclays Capital U.S. Aggregate (40%) (formerly Lehman Brothers U.S. Aggregate (40%) Index) indexes. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	11.58%
Worst Quarter	4th quarter, 2008	–13.83%

The Fund’s year-to-date total return through 9/30/09 was 21.94%.

NOVEMBER 1, 2009   7

JPMorgan Diversified Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(25.24)%	0.68%	1.23%
Return After Taxes on Distributions	(25.98)	(0.41)	0.11
Return After Taxes on Distributions and Sale of Fund Shares	(15.71)	0.42	0.65

DIVERSIFIED COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	(22.06)	0.71	1.69

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(2.19)	(1.38)

LIPPER MIXED ASSET TARGET ALLOCATION GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(29.06)	(0.10)	1.77

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/99 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Patrik Jakobson	2002	Managing Director
Michael Fredericks	2007	Vice President
Michael Schoenhaut	2009	Vice President
Scott Grimshaw	2005	Vice President
Thomas Luddy	2006	Managing Director
Christopher Blum	2008	Managing Director
Jeroen Huysinga	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Value Fund

Class/Ticker: Institutional/FLMVX

What is the goal of the Fund?

The Fund seeks growth from capital appreciation.

Fees and Expenses for Institutional Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.27
Total Other Expenses	0.37
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	1.03
Fee Waivers and Expense Reimbursements[1]	(0.27)
Net Expenses[1]	0.76

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 0.75% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	78	301	542	1,235

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 47% of the average value of its portfolio.

NOVEMBER 1, 2009   9

JPMorgan Mid Cap Value Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations between $1 billion to $15 billion at the time of purchase. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.   Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

10   J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index and Lipper Mid-Cap Core Funds Index, both of which are indexes based on the total returns of certain mid cap mutual funds as determined by Lipper. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 1999	17.94%
Worst Quarter	4th quarter, 2008	–21.62%

The Fund’s year-to-date total return through 9/30/09 was 19.86%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(32.90)%	1.39%	9.36%
Return After Taxes on Distributions	(33.46)	0.52	7.43
Return After Taxes on Distributions and Sale of Fund Shares	(20.69)	1.26	7.29

RUSSELL MIDCAP® VALUE FUNDS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	0.33	4.44

LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(38.53)	(1.29)	3.20

LIPPER MID-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(39.71)	(1.24)	3.95

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

NOVEMBER 1, 2009   11

JPMorgan Mid Cap Value Fund (continued)

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Jonathan Simon	1997	Managing Director
Lawrence Playford	2004	Vice President
Gloria Fu	2006	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

Class/Ticker: Institutional/JISGX

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

Fees and Expenses for Institutional Class Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.44
Total Other Expenses	0.54
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	1.20
Fee Waivers and Expense Reimbursements[1]	(0.34)
Net Expenses[1]	0.86

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	88	347	627	1,424

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 83% of the average value of its portfolio.

NOVEMBER 1, 2009   13

JPMorgan Small Cap Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small capitalization companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Growth Index ranged from $14 million to $3.6 billion. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

14   J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Growth Index and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2001	17.44%
Worst Quarter	4th quarter, 2008	–25.97%

The Fund’s year-to-date total return through 9/30/09 was 32.54%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(43.14)%	(0.75)%	2.78%
Return After Taxes on Distributions	(43.14)	(2.49)	1.32
Return After Taxes on Distributions and Sale of Fund Shares	(28.04)	(0.43)	2.25

RUSSELL 2000® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(38.54)	(2.35)	(0.76)

LIPPER SMALL-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(42.62)	(4.06)	0.92

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Institutional Class Shares prior to 1/1/06 in the bar chart and prior to their inception on 2/19/05 in the table is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of the Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

NOVEMBER 1, 2009   15

JPMorgan Small Cap Growth Fund (continued)

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2004	Managing Director
Eytan Shapiro	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund

Class/Ticker: Institutional/JMUEX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of selected equity securities.

Fees and Expenses for Institutional Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.22
Total Other Expenses	0.32
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	0.73
Fee Waivers and Expense Reimbursements[1]	(0.08)
Net Expenses[1]	0.65

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.64% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	66	225	398	899

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 101% of the average value of its portfolio.

NOVEMBER 1, 2009   17

JPMorgan U.S. Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies, but it may also invest up to 20% of its assets in common stocks of foreign companies, including depositary receipts.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Strategy Risk.  An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Foreign Securities Risk.  Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

18   J.P. MORGAN U.S. EQUITY FUNDS

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	18.06%
Worst Quarter	4th quarter, 2008	–20.66%

The Fund’s year-to-date total return through 9/30/09 was 24.42%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(34.63)%	(0.70)%	(0.85)%
Return After Taxes on Distributions	(34.82)	(1.98)	(2.19)
Return After Taxes on Distributions and Sale of Fund Shares	(22.19)	(0.62)	(0.98)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(2.19)	(1.38)

LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.07)	(2.73)	(1.90)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance from 1/1/99 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

NOVEMBER 1, 2009   19

JPMorgan U.S. Equity Fund (continued)

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Thomas Luddy	2006	Managing Director
Susan Bao	2001	Managing Director
Helge Skibeli	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

20   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Small Company Fund

Class/Ticker: Institutional/JUSSX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of small company stocks.

Fees and Expenses for Institutional Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.60
Total Other Expenses	0.70
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	1.31
Fee Waivers and Expense Reimbursements[1]	(0.47)
Net Expenses[1]	0.84

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.83% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	86	369	673	1,538

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 52% of the average value of its portfolio.

NOVEMBER 1, 2009   21

JPMorgan U.S. Small Company Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap U.S. companies. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Index ranged from $14 million to $3.6 billion. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance. The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

22   J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 1999	34.75%
Worst Quarter	4th quarter, 2008	–26.90%

The Fund’s year-to-date total return through 9/30/09 was 28.72%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(34.18)%	(3.27)%	1.17%
Return After Taxes on Distributions	(34.35)	(5.34)	(0.23)
Return After Taxes on Distributions and Sale of Fund Shares	(22.01)	(2.19)	1.21

RUSSELL 2000® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(33.79)	(0.93)	3.02

LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(1.01)	4.06

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/99 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

NOVEMBER 1, 2009   23

JPMorgan U.S. Small Company Fund (continued)

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2004	Managing Director
Dennis Ruhl	2004	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Value Advantage Fund

Class/Ticker: Institutional/JVAIX

What is the goal of the Fund?

The Fund seeks to provide long-term total return from a combination of income and capital gains.

Fees and Expenses for Institutional Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.40
Total Other Expenses	0.50
Acquired Fund Fees and Expenses	0.03
Total Annual Fund Operating Expenses[1]	1.18
Fee Waivers and Expense Reimbursements[1]	(0.40)
Net Expenses[1]	0.78

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of the average daily net assets of Institutional Class Shares. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	80	335	610	1,396

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 70% of the average value of its portfolio.

NOVEMBER 1, 2009   25

JPMorgan Value Advantage Fund (continued)

What are the Fund’s main investment strategies?

The Fund will invest primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and have the potential to grow intrinsic value per share. Quality companies generally have a strong competitive position, low business cyclicality, high returns and strong experienced management.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.  Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). Smaller companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages and their value will depend on the value of the underlying real estate interests.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

26   J.P. MORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past three calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 3000® Value Index and the Lipper Multi-Cap Value Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 2006	8.76%
Worst Quarter	4th quarter, 2008	–23.66%

The Fund’s year-to-date total return through 9/30/09 was 28.90%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund (since 2/28/05)
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(35.41)%	(3.31)%
Return After Taxes on Distributions	(35.72)	(4.17)
Return After Taxes on Distributions and Sale of Fund Shares	(22.65)	(2.98)

RUSSELL 3000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.25)	(5.19)

LIPPER MULTI-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.65)	(6.75)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Jonathan Simon	2005	Managing Director
Lawrence Playford	2005	Vice President
Gloria Fu	2006	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   27

JPMorgan Value Opportunities Fund

Class/Ticker: Institutional/JVOIX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses for Institutional Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.29
Total Other Expenses	0.39
Total Annual Fund Operating Expenses	0.79
Fee Waivers and Expense Reimbursements[1]	(0.14)
Net Expenses[1]	0.65

1	The Fund’s adviser, distributor and business manager (the “Service Providers”) have contractually agreed to waive their respective fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Institutional Class Shares (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) exceed 0.65% of their average daily net assets. This agreement continues until 10/31/10, at which time the Service Providers will determine whether or not to review or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	66	238	425	965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 98% of the average value of its portfolio.

28   J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large- capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid capitalization while those above $5 billion are considered large capitalization. Although the Fund is permitted to invest significantly in both mid- and large-capitalization companies, the adviser currently intends to invest primarily in equity securities of large capitalization companies. The equity securities the Fund primarily invests in are common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: The adviser invests in companies whose securities are, in the adviser’s opinion, currently undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Mid-Cap Company Risk.  Investments in mid-cap companies may be riskier than investments in larger, more established companies. Mid-cap companies may be more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

NOVEMBER 1, 2009   29

JPMorgan Value Opportunities Fund (continued)

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class Shares for the past seven calendar years. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	18.19%
Worst Quarter	4th quarter, 2008	–20.64%

The Fund’s year-to-date total return through 9/30/09 was 25.70%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund (since 12/31/01)
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(39.69)%	(2.61)%	0.23%
Return After Taxes on Distributions	(40.00)	(3.99)	(1.72)
Return After Taxes on Distributions and Sale of Fund Shares	(25.42)	(2.18)	0.02

RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(0.79)	0.78

LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.00)	(1.90)	(0.97)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Institutional Class Shares prior to their inception on 12/31/04 is based on the performance of the Fund’s Class A Shares, which invest in the same portfolio securities, but are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Class A Shares. On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the Fund’s performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

30   J.P. MORGAN U.S. EQUITY FUNDS

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Alan Gutmann	2003	Vice President
Kelly Miller	2009	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   31

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Except for Diversified Fund, each Fund will invest primarily in equity securities as described in its Risk/Return Summary. Diversified Fund will invest at least 50% of its assets in equity securities. These equity securities may include

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock.

The main investment strategies for each Fund may also include

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

•	exchange-traded funds (ETFs) which are registered investment companies that seek to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries

•	affiliated money market funds

•	foreign securities, often in the form of depositary receipts

•	derivatives, including futures, options and swaps

•	securities lending (except for Value Advantage Fund and Value Opportunities Fund)

Each Fund may utilize these investment strategies to a greater or lesser degree. The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary.

The frequency with which a Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVES

An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for Small Cap Growth Fund is fundamental. The investment objectives for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund.

Diversified Fund

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. Some of these securities may be purchased on a forward commitment basis. The Fund may also invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

At least 75% of the Fund’s bond investments must be rated investment grade by Moody’s Investors Service (Moody’s), Standard & Poor’s (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody’s, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-backed securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations (CMOs) and principal-only (PO) and interest-only (IO) stripped mortgage-backed securities.

The Fund may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities at a future date.

In addition to purchasing securities directly, the Fund may invest up to 20% of its assets in shares of other J.P. Morgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate. The investments in the J.P. Morgan Funds will be considered part of the applicable asset class when the percentages for the asset allocation model are calculated. See “Investments in Other J.P. Morgan Funds by the JPMorgan Diversified Fund” under ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES in the Statement of Additional Information for a list of the J.P. Morgan Funds that the adviser is currently targeting for actual or potential investment by the Fund. The Fund may utilize other J.P. Morgan Funds in the future.

Expenses of Underlying Funds.  The percentage of the Diversified Fund’s assets that will be allocated to other J.P. Morgan Funds may be changed from time to time by the Fund’s adviser. To the extent that the allocations among the underlying J.P. Morgan Funds are changed, or to the extent that the expense ratios of the underlying funds change, the Acquired Fund Fees and Expenses reflected in the Fund’s “Annual Fund Operating Expenses” table may increase or decrease.

32   J.P. MORGAN U.S. EQUITY FUNDS

The Diversified Fund began investing in other J.P. Morgan Funds (other than money market funds) as of January 1, 2009. Based on the Fund’s allocation to these other J.P. Morgan Funds as of June 30, 2009, it is estimated that the “Acquired Fund Fees and Expenses” would be 0.16% of the Fund’s average daily net assets for the first 12 month period ended December 31, 2009. The Fund’s adviser and distributor have voluntarily agreed to waive the Fund’s fees in the pro rata amount of the advisory and shareholder service fees charged by the underlying J.P. Morgan Funds, which is estimated to be 0.11% for the first 12 months. Therefore, the increase in “Total Annual Fund Operating Expenses” after considering the effect of the increased “Acquired Fund Fees and Expenses” is estimated to be 0.16% and the increase in Net Expenses after considering the effect of the increased “Acquired Fund Fees and Expenses” and any corresponding fee waivers is estimated to be 0.05% for the first 12 month period. “Acquired Fund Fees and Expenses” and the amount of the voluntary waiver will vary with changes in the expenses of the underlying J.P. Morgan Funds, as well as the allocation of the Fund’s assets; as a result, the waiver may be higher or lower than 0.11%.

INVESTMENT RISKS

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Growth Investing Risk (applicable to Small Cap Growth Fund).   Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Value Investing Risk (applicable to Mid Cap Value Fund, Value Advantage Fund and Value Opportunities Fund).  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks.  To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed

NOVEMBER 1, 2009   33

More About the Funds (continued)

countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, a Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk).  Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. Certain Funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. With respect to Mid Cap Value Fund and Small Cap Growth Fund, in situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Redemption Risk.  A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk.  A Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Derivatives Risk.  The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

34   J.P. MORGAN U.S. EQUITY FUNDS

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Diversified Fund

Interest Rate Risk. The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies which may be highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Mortgage-Related and Other Asset-Backed Securities Risk. The Fund invests in mortgage-related and asset-backed securities. These securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may invest in interest-only (IO) and principal-only (PO) mortgage-related securities. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Investment Company Risk.  To the extent that the Fund invests in underlying J.P. Morgan Funds, the Fund’s investment performance is related to the performance of the underlying funds.

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More About the Funds (continued)

The Fund’s net asset value will change with changes in the equity and bond markets and the value of the underlying funds in which it invests. Shareholders will bear not only their proportionate share of the Fund’s expenses, but also indirectly pay a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations to underlying funds change from time to time, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Because the adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the adviser and its affiliates.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

36   J.P. MORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund

Collectively these are the JPMT I Funds.

JPMorgan Small Cap Growth Fund is a series of JPMorgan Trust II (JPMT II), a Delaware statutory trust.

JPMorgan Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (JPMFMFG), a Maryland corporation.

JPMorgan Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc. (VOF), a Maryland corporation.

The trustees of each trust and the directors of each corporation are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA), each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, the Mid Cap Value Fund and the Value Opportunities Fund, and JPMIA is the investment adviser to the Small Cap Growth Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/09, JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Disciplined Equity Fund	0.22%
JPMorgan Diversified Fund	0.31
JPMorgan Mid Cap Value Fund	0.53
JPMorgan Small Cap Growth Fund	0.51
JPMorgan U.S. Equity Fund	0.40
JPMorgan U.S. Small Company Fund	0.27
JPMorgan Value Advantage Fund	0.47
JPMorgan Value Opportunities Fund	0.40

A discussion of the basis the trustees of each trust and the directors of each corporation used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31, except that the discussion for the Value Opportunities Fund is available in the annual report for the most recent fiscal year ended June 30.

The Portfolio Managers

Disciplined Equity Fund

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, Raffaele Zingone, Vice President of JPMIM and a CFA charterholder, and Scott Blasdell, Managing Director of JPMIM and a CFA charterholder. Mr. Chen has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1994. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Blasdell has been a portfolio manager on the Structured Equity Team since 2008 and prior to that time he was a portfolio manager for JPMIM’s REIT strategies. Mr. Blasdell has been an employee of JPMIM since 1999.

Diversified Fund

Patrik Jakobson, Managing Director of JPMIM, is the primary portfolio manager for the Diversified Fund. In that capacity, Mr. Jakobson, together with Michael Fredericks, Vice President of JPMIM, and Michael Schoenhaut, Vice President of JPMIM, are the portfolio managers responsible for oversight of the Fund. Together with a team of portfolio managers and analysts, they manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which is comprised of underlying equity and fixed income

NOVEMBER 1, 2009   37

The Funds’ Management and Administration (continued)

strategies. Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios and has been a portfolio manager since 1994. Mr. Fredericks joined the adviser in 2006 from Nicholas Applegate Capital Management, where from 2001 to 2006 he was a global equity analyst and a client portfolio manager. Mr. Schoenhaut, a CFA charterholder, has been an employee of JPMIM since 1997 and a portfolio manager since 2006. Thomas Luddy, Christopher T. Blum, Scott Grimshaw and Jeroen Huysinga are some of the portfolio managers of the underlying asset allocations. Mr. Luddy, Managing Director of JPMIM and a CFA charterholder, has been an employee since 1976. Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Mr. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the JPMorgan Intrepid strategies, including the JPMorgan Intrepid Funds, and for the behavioral small cap strategies. He also leads the behavioral finance portfolio management team, which manages the JPMorgan Intrepid Funds. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Mr. Grimshaw, Vice President and a CFA charterholder, has been a portfolio manager on the Taxable Bond Team since 1996. He is also responsible for the government sector. Mr. Huysinga, Managing Director of JPMIM, has been with JPMIM and its affiliates since 1997 and began as a portfolio manager of Global Strategies in 2000.

Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc.

Small Cap Growth Fund

The portfolio management team is led by Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, and Christopher Jones, Managing Director of JPMIM. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982.

U.S. Equity Fund

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM; Susan Bao, Managing Director of JPMIM; and Helge Skibeli, Managing Director of JPMIM, all of whom are CFA charterholders. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. Mr. Skibeli, an employee since 1990, has been managing U.S. equity portfolios since 2002 and has been head of the U.S. Equity Research Group since 2002.

U.S. Small Company Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As Chief Investment Officer, he is responsible for the JPMorgan Intrepid strategies and for the behavioral small cap strategies, including the Fund. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Also a member of, and leading the portfolio management team is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

Value Advantage Fund

Jonathan K. L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria Fu, Vice President of JPMIM, are the portfolio managers for the Fund. Information on Mr. Simon, Mr. Playford and Ms. Fu is discussed earlier in this section.

Value Opportunities Fund

Alan Gutmann, Vice President of JPMIM, and Kelly Miller, Vice President of JPMIM, serve as the portfolio managers for the Fund. Mr. Gutmann has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and at Oppenheimer Capital from 1991 until 2000. Ms. Miller has been a portfolio manager on the Large Cap Value team since 2005. She has been an

38   J.P. MORGAN U.S. EQUITY FUNDS

employee of the firm since 2002 and has previously worked as an analyst with the U.S. equity team from 2003 to 2005 and as an analyst with the U.S. equity client portfolio management team from 2002 to 2003. Ms. Miller is a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrators

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the other service providers of each Fund except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Value Opportunities Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Value Opportunities Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equaling 0.175% of average daily net assets of the Fund. During the fiscal year ended June 30, 2009, the Business Manager was paid a fee of 0.64% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $50 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

The Funds’ Shareholder Servicing Agent

The trusts and the corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 1, 2009   39

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares — See “How do I open an account?”

•	Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In

40   J.P. MORGAN U.S. EQUITY FUNDS

identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Boards, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in

NOVEMBER 1, 2009   41

How to Do Business with the Funds (continued)

accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other J.P. Morgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

42   J.P. MORGAN U.S. EQUITY FUNDS

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market J.P. Morgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance

NOVEMBER 1, 2009   43

How to Do Business with the Funds (continued)

of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an

44   J.P. MORGAN U.S. EQUITY FUNDS

annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2009   45

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund and U.S. Equity Fund generally distribute net investment income, if any, at least quarterly. The Mid Cap Value Fund, Small Cap Growth Fund, U.S. Small Company Fund, Value Advantage Fund and Value Opportunities Fund generally distribute net investment income, if any, at least annually. The Funds will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain.

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund’s investment in certain REIT securities, debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of

46   J.P. MORGAN U.S. EQUITY FUNDS

the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund (except the Value Opportunities Fund) have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2009   47

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• With respect to the Diversified Fund, a diversified, balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

48   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities

•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Most bonds will rise in value when interest rates fall
• Debt securities have generally outperformed money market instruments over the long term with less risk than stocks
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

NOVEMBER 1, 2009   49

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Funds could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; all Funds, except Disciplined Equity Fund, Diversified Fund, U.S. Equity Fund and Value Opportunities Fund, may use derivatives to increase gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolio
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

50   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies help to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  Except for the Diversified Fund, the Funds anticipate that total foreign investments will not exceed 20% of total assets
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

NOVEMBER 1, 2009   51

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

52   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

1	The Value Advantage and Value Opportunities Funds do not engage in securities lending.

NOVEMBER 1, 2009   53

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Institutional Class

							Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
Disciplined Equity Fund
Year Ended June 30, 2009	$15.45	$0.32	(f)(g)	$(3.90	)(g)	$(3.58)	$(0.35)	$		$(0.35)
Year Ended June 30, 2008	18.47	0.29	(f)	(3.01)		(2.72)	(0.30)		—	(0.30)
Year Ended June 30, 2007	15.33	0.25	(f)	3.16		3.41	(0.27)		—	(0.27)
January 1, 2006 through June 30, 2006 (e)	15.15	0.12	(f)	0.17		0.29	(0.11)		—	(0.11)
Year Ended December 31, 2005	14.78	0.19	(f)	0.37		0.56	(0.19)		—	(0.19)
Year Ended December 31, 2004	13.49	0.22		1.28		1.50	(0.21)		—	(0.21)

Diversified Fund
Year Ended June 30, 2009	13.25	0.31	(f)	(2.28)		(1.97)	(0.26)		(0.29)	(0.55)
Year Ended June 30, 2008	15.70	0.37		(1.11)		(0.74)	(0.38)		(1.33)	(1.71)
Year Ended June 30, 2007	14.25	0.40		1.89		2.29	(0.38)		(0.46)	(0.84)
January 1, 2006 through June 30, 2006 (e)	14.05	0.18	(f)	0.21		0.39	(0.19)		—	(0.19)
Year Ended December 31, 2005	13.74	0.29	(f)	0.33		0.62	(0.31)		—	(0.31)
Year Ended December 31, 2004	12.80	0.25	(f)	0.96		1.21	(0.27)		—	(0.27)

Mid Cap Value Fund
Year Ended June 30, 2009	22.31	0.38	(f)	(6.06)		(5.68)	(0.51)		(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)		(3.54)	(0.26)		(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29		4.59	(0.37)		(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (e)	23.58	0.20		1.32		1.52	—		—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86		2.10	(0.21)		(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77		3.94	(0.10)		(0.31)	(0.41)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (23.76)%, the net investment income (loss) per share would have been $0.26, the net realized and unrealized gains (losses) on investments per share would have been $(3.95), and the net investment income (loss) ratio would have been 2.19%.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

54   J.P. MORGAN U.S. EQUITY FUNDS

			Ratios/Supplemental data
						Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$11.52	(23.03	)%(g)	$124,398	0.45%	2.76	%(g)	0.58%	92%
—		15.45	(14.88)		73,219	0.45	1.66		0.52	72
—		18.47	22.40		115,178	0.45	1.47		0.51	59
—	(h)	15.33	1.89		219,916	0.45	1.54		0.54	34
—		15.15	3.84		310,294	0.45	1.31		0.52	44
—		14.78	11.23		341,641	0.45	1.52		0.60	49

—		10.73	(14.60)		124,261	0.62	2.83		1.00	165
—		13.25	(5.20	)(i)	236,864	0.65	2.55		0.93	234
—		15.70	16.39		227,438	0.65	2.60		0.94	218
—		14.25	2.76		208,490	0.65	2.50		1.02	127
—		14.05	4.54		309,942	0.65	2.09		0.88	214
—		13.74	9.55		258,665	0.65	1.90		0.94	242

		15.43	(25.15)		1,424,004	0.75	2.26		1.02	47
—		22.31	(13.25)		1,777,057	0.75	1.16		1.02	31
—		28.17	18.82		2,566,230	0.75	1.21		0.95	45
—		25.10	6.45		2,009,351	0.75	1.65		0.99	20
—		23.58	9.42		1,915,393	0.75	1.02		0.98	45
—		22.30	20.99		1,215,000	0.75	0.83		1.05	41

NOVEMBER 1, 2009   55

Financial Highlights (continued)

Institutional Class (continued)

							Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Growth Fund
Year Ended June 30, 2009	$9.36	$(0.01	)(h)	$(2.22	)(i)	$(2.23)	$—	$—	$—
Year Ended June 30, 2008	12.41	(0.02	)(h)	(1.33)		(1.35)	—	(1.70)	(1.70)
Year Ended June 30, 2007	12.23	(0.03	)(h)	2.00		1.97	—	(1.79)	(1.79)
Year Ended June 30, 2006	12.77	(0.03)		2.07		2.04	—	(2.58)	(2.58)
February 19, 2005 (e) to June 30, 2005	12.57	(0.01)		0.21		0.20	—	—	—

U.S. Equity Fund
Year Ended June 30, 2009	9.55	0.14	(h)	(2.16)		(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(h)	(1.25)		(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(h)	2.47		2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (f)	10.98	0.07	(h)	0.29		0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(h)	0.17		0.29	(0.12)	(0.16)	(0.28)
Year Ended December 31, 2004	9.99	0.12	(h)	0.97		1.09	(0.11)	—	(0.11)

U.S. Small Company Fund
Year Ended June 30, 2009	8.39	0.07	(h)	(2.16	)(k)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(h)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(h)	2.01		2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (f)	12.93	0.01		0.96		0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(h)	0.56		0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(h)(m)	1.89		1.89	—	(2.00)	(2.00)

Value Advantage Fund
Year Ended June 30, 2009	16.40	0.37	(h)	(4.42)		(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)		(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(h)	3.38		3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (f)	15.83	0.25	(h)	1.08		1.33	—	—	—
February 28, 2005 (g) to December 31, 2005	15.00	0.11	(h)	0.99		1.10	(0.09)	(0.18)	(0.27)

Value Opportunities Fund
Year Ended June 30, 2009	14.38	0.31		(3.62)		(3.31)	(0.34)	—	(0.34)
Year Ended June 30, 2008	21.36	0.30		(4.96)		(4.66)	(0.30)	(2.02)	(2.32)
Year Ended June 30, 2007	17.98	0.32		3.87		4.19	(0.33)	(0.48)	(0.81)
January 1, 2006 to June 30, 2006 (f)	17.14	0.17		0.67		0.84	—	—	—
Year Ended December 31, 2005 (e)	17.00	0.28		0.42		0.70	(0.25)	(0.31)	(0.56)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(j)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(k)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total returns would have been (25.81)%, and the net realized and unrealized gains (losses) on investments per share would have been $(2.24).

(l)	Includes interest expense of less than 0.01%.

(m)	Amount rounds to less than $0.01.

56   J.P. MORGAN U.S. EQUITY FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$7.13	(23.82	)%(i)	$102,695	0.85%		(0.15)%	1.19%	83%
9.36	(12.53	)(j)	91,439	0.85		(0.15)	0.99	71
12.41	17.39		66,811	0.85		(0.25)	0.96	86
12.23	17.42		62,362	0.85		(0.42)	0.99	97
12.77	1.59		56,395	0.85		(0.37)	1.07	129

7.35	(21.04)		263,859	0.64		1.88	0.72	101
9.55	(10.20	)(j)	249,806	0.64		1.33	0.67	103
12.35	24.60		223,850	0.64		1.27	0.70	112
11.27	3.31		221,627	0.64		1.22	0.72	85
10.98	2.62		208,614	0.64		1.12	0.67	83
10.97	10.96		63,670	0.64		1.20	0.74	82

6.20	(24.84	)(k)	9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84	(l)	0.78	1.18	130
14.02	16.06		40,769	0.83		0.49	0.99	46
13.90	7.50		54,551	0.83		0.37	1.02	22
12.93	4.34		46,690	0.83		0.39	0.98	32
13.77	13.82		92,000	0.83		—	0.97	129

12.01	(24.41)		70,825	0.75		3.11	1.15	70
16.40	(13.97)		19,872	0.75		2.37	1.03	103
20.47	22.16		24,710	0.75		1.97	1.00	77
17.16	8.40		773	0.75		3.03	1.25	55
15.83	7.32		20	0.75		0.87	3.01	90

10.73	(22.73)		413,130	0.65		2.37	0.79	98
14.38	(23.46)		671,970	0.65		1.81	0.74	80
21.36	23.75		926,124	0.65		1.70	0.81	80
17.98	4.90		704,001	0.64		1.93	0.84	42
17.14	4.11		568,515	0.65		1.64	0.84	70

NOVEMBER 1, 2009   57

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUND AND FORMER ONE GROUP MUTUAL FUNDS

On February 18, 2005, Diversified Fund and U.S. Equity Fund each acquired the assets and liabilities of a series of One Group Mutual Funds (now known as JPMT II). The following disclosure is applicable to any JPMT II Fund or those Funds that acquired the assets and liabilities of a series of One Group Mutual Funds.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). In this prospectus, JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMT I) was a Reduced Rate Fund. “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates on various classes of the Reduced Rate Funds were implemented on September 27, 2004 remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

58   J.P. MORGAN U.S. EQUITY FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM or JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM, JPMIA and/or their affiliates, as applicable.

	Class	Net Expense Ratio %	Gross Expense Ratio %
Diversified Fund	Institutional	0.71	1.06
Mid Cap Value Fund	Institutional	0.76	1.03
Small Cap Growth Fund	Institutional	0.86	1.20
U.S. Equity Fund	Institutional	0.65	0.73

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/09, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

NOVEMBER 1, 2009   59

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Diversified Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$73	5.00%	4.29%	4.29%
October 31, 2011	113	10.25	8.40	3.94
October 31, 2012	117	15.76	12.67	3.94
October 31, 2013	122	21.55	17.11	3.94
October 31, 2014	127	27.63	21.72	3.94
October 31, 2015	132	34.01	26.52	3.94
October 31, 2016	137	40.71	31.50	3.94
October 31, 2017	142	47.75	36.69	3.94
October 31, 2018	148	55.13	42.07	3.94
October 31, 2019	154	62.89	47.67	3.94

JPMorgan Mid Cap Value Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$78	5.00%	4.24%	4.24%
October 31, 2011	109	10.25	8.38	3.97
October 31, 2012	114	15.76	12.68	3.97
October 31, 2013	118	21.55	17.15	3.97
October 31, 2014	123	27.63	21.81	3.97
October 31, 2015	128	34.01	26.64	3.97
October 31, 2016	133	40.71	31.67	3.97
October 31, 2017	138	47.75	36.90	3.97
October 31, 2018	144	55.13	42.33	3.97
October 31, 2019	150	62.89	47.98	3.97

60   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$88	5.00%	4.14%	4.14%
October 31, 2011	127	10.25	8.10	3.80
October 31, 2012	132	15.76	12.21	3.80
October 31, 2013	137	21.55	16.47	3.80
October 31, 2014	142	27.63	20.89	3.80
October 31, 2015	148	34.01	25.49	3.80
October 31, 2016	153	40.71	30.26	3.80
October 31, 2017	159	47.75	35.21	3.80
October 31, 2018	165	55.13	40.34	3.80
October 31, 2019	172	62.89	45.68	3.80

JPMorgan U.S. Equity Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$66	5.00%	4.35%	4.35%
October 31, 2011	78	10.25	8.81	4.27
October 31, 2012	81	15.76	13.45	4.27
October 31, 2013	85	21.55	18.30	4.27
October 31, 2014	88	27.63	23.35	4.27
October 31, 2015	92	34.01	28.61	4.27
October 31, 2016	96	40.71	34.11	4.27
October 31, 2017	100	47.75	39.83	4.27
October 31, 2018	104	55.13	45.80	4.27
October 31, 2019	109	62.89	52.03	4.27

NOVEMBER 1, 2009   61

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-1520
1-202-551-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds, except for the Mid Cap Value Fund, Small Cap Growth Fund and Value Opportunities Fund, is 811-21295.

Investment Company Act File No. for the Mid Cap Value Fund is 811-08189.

Investment Company Act File No. for the Small Cap Growth Fund is 811-4236.

Investment Company Act File No. for the Value Opportunities Fund is 811-4321.

©JPMorgan Chase & Co., 2009 All rights reserved. November 2009.

PR-EQI-1109

Prospectus

J.P. Morgan U.S. Equity Funds

Class R2 Shares and Class R5 Shares

November 1, 2009

JPMorgan Growth Advantage Fund
Class/Ticker:  R5/JGVRX
JPMorgan Intrepid America Fund
Class/Ticker: R2/JIAZX; R5/JIARX
JPMorgan Intrepid Growth Fund
Class/Ticker: R2/JIGZX; R5/JGIRX
JPMorgan Intrepid Value Fund
Class/Ticker: R2/JIVZX; R5/JIVRX
JPMorgan Large Cap Growth Fund
Class/Ticker: R2/JLGZX; R5/ JLGRX
JPMorgan Large Cap Value Fund
Class/Ticker: R2/JLVZX; R5/JLVRX
JPMorgan Market Expansion Index Fund
Class/Ticker: R2/JMEZX
JPMorgan Mid Cap Growth Fund
(formerly JPMorgan Diversified Mid Cap Growth Fund)
Class/Ticker: R2/JMGZX

JPMorgan Mid Cap Value Fund
Class/Ticker:  R2/JMVZX
JPMorgan Small Cap Equity Fund*
Class/Ticker: R2/JSEZX; R5/JSERX
JPMorgan Small Cap Growth Fund
Class/Ticker: R2/JSGZX
JPMorgan Small Cap Value Fund
Class/Ticker: R2/JSVZX; R5/JSVRX
JPMorgan Strategic Small Cap Value Fund
Class/Ticker: R5/JPMRX
JPMorgan U.S. Equity Fund
Class/Ticker: R2/JUEZX; R5/JUSRX
JPMorgan U.S. Large Cap Core Plus Fund
Class/Ticker: R2/JLPZX; R5/JCPRX
JPMorgan U.S. Large Cap Value Plus Fund
Class/Ticker: R5/JTVRX

*	Closed to new investors. Additional and new investments are permitted as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares — What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan Growth Advantage Fund	1
JPMorgan Intrepid America Fund	5
JPMorgan Intrepid Growth Fund	9
JPMorgan Intrepid Value Fund	13
JPMorgan Large Cap Growth Fund	17
JPMorgan Large Cap Value Fund	20
JPMorgan Market Expansion Index Fund	24
JPMorgan Mid Cap Growth Fund	27
JPMorgan Mid Cap Value Fund	30
JPMorgan Small Cap Equity Fund	33
JPMorgan Small Cap Growth Fund	36
JPMorgan Small Cap Value Fund	39
JPMorgan Strategic Small Cap Value Fund	43
JPMorgan U.S. Equity Fund	46
JPMorgan U.S. Large Cap Core Plus Fund	50
JPMorgan U.S. Large Cap Value Plus Fund	54
More About the Funds	57
Additional Information about the Funds’ Investment Strategies	57
Investment Risks	57
Cash Positions	60
The Funds’ Management and Administration	61
How to Do Business with the Funds	65
Purchasing Fund Shares	65
12b-1 Fees for Class R2 Shares	68
Networking and Sub-Transfer Agency Fees	69
Exchanging Fund Shares	69
Redeeming Fund Shares	69
Shareholder Information	71
Distributions and Taxes	71
Shareholder Statements and Reports	72
Availability of Proxy Voting Record	72
Portfolio Holdings Disclosure	72
Risk and Reward Elements for the Funds	74
Financial Highlights	80
Legal Proceedings and Additional Fee and Expense Information	88
How to Reach Us	Back cover

JPMorgan Growth Advantage Fund

Class/Ticker: R5/JGVRX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses for Class R5 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the
value of your investment)

Class R5
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.05
Remainder of Other Expenses1	0.27
Total Other Expenses	0.32
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[2]	0.98
Fee Waivers and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.91

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	93	305	535	1,195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 119% of the average value of its portfolio.

NOVEMBER 1, 2009   1

JPMorgan Growth Advantage Fund (continued)

What are the Fund’s main investment strategies?

The Fund will invest primarily in common stocks of companies across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund invests in companies that the adviser believes have strong earnings growth potential. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The advisor may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Smaller Cap Company Risk.  Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies). Smaller companies may be more volatile and vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R5 Shares have not operated for a full calendar year, the bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past nine calendar years. The table shows the average annual total returns over the past one year, five years, and the life of the Fund. It compares that performance to the Russell 3000® Growth Index and the Lipper Multi-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

2   J.P. MORGAN U.S. EQUITY FUNDS

Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2001	18.50%
Worst Quarter	4th quarter, 2000	–42.32%

The Fund’s year-to-date total return through 9/30/09 was 26.93%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund (since 10/29/99)
SELECT CLASS SHARES
Return Before Taxes	(41.78)%	1.58%	(6.44)%
Return After Taxes on Distributions	(41.78)	1.58	(6.49)
Return After Taxes on Distributions and Sale of Fund Shares	(27.15)	1.35	(5.22)

RUSSELL 3000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	(3.33)	(5.74)

LIPPER MULTI-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(42.44)	(2.95)	(4.29)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Class R5 Shares commenced operations on 1/8/09, and therefore the performance shown is that of the Select Class Shares from 5/16/06 to 12/31/08 and Class A Shares prior to 5/16/06. The Select Class and Class A Shares invest in the same portfolio of securities, but are not being offered in this prospectus. The performance for the Class A Shares before 3/23/01 is based on the performance of the Class A Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than the prior classes and predecessor Fund. As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund.

NOVEMBER 1, 2009   3

JPMorgan Growth Advantage Fund (continued)

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2002	Managing Director
Timothy Parton	2002	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid America Fund

Class/Ticker: R2/JIAZX; R5/JIARX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses for Class R2 and Class R5 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R5
Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.19	0.17
Total Other Expenses	0.44	0.22
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.60	0.88
Fee Waivers and Expense Reimbursements[1]	(0.09)	(0.07)
Net Expenses[1]	1.51	0.81

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% and 0.80%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES,
YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	154	496	862	1,893
CLASS R5 SHARES ($)	83	274	481	1,078

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 125% of the average value of its portfolio.

NOVEMBER 1, 2009   5

JPMorgan Intrepid America Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large and mid capitalization U.S. companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Because the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Russell 1000® Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

6   J.P. MORGAN U.S. EQUITY FUNDS

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2004	11.38%
Worst Quarter	4th quarter, 2008	–22.13%

The Fund’s year-to-date total return through 9/30/09 was 22.06%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund[1] (since 2/28/03)
CLASS R5 SHARES
Return Before Taxes	(38.82)%	(1.90)%	4.31%
Return After Taxes on Distributions	(39.29)	(2.29)	3.63
Return After Taxes on Distributions and Sale of Fund Shares	(24.64)	(1.52)	3.63

CLASS R2 SHARES
Return Before Taxes	(39.15)	(2.20)	4.04

RUSSELL 1000® INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(37.60)	(2.04)	3.47

LIPPER LARGE-CAP CORE FUNDS INDEX (Reflects No Deduction for Taxes)	(37.07)	(2.73)	2.14

After-tax returns are shown for only the Class R5 Shares, and not the other class shown, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on Class A Shares from 2/19/05 to 11/2/08 and Select Class Shares prior to 2/19/05. The Class A Shares and Select Class Shares invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expense ratios.

1	Subsequent to the inception of the Fund on 2/28/03, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2008	Managing Director
Robert Weller	2004	Vice President
Jason Alonzo	2005	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

NOVEMBER 1, 2009   7

JPMorgan Intrepid America Fund (continued)

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Growth Fund

Class/Ticker: R2/JIGZX; R5/JGIRX

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

Fees and Expenses for Class R2 and Class R5 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R5
Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.28	0.22
Total Other Expenses	0.53	0.27
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.69	0.93
Fee Waivers and Expense Reimbursements[1]	(0.18)	(0.12)
Net Expenses[1]	1.51	0.81

1	The Fund’s adviser, administrator and the distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% and 0.80%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	154	515	901	1,983
CLASS R5 SHARES ($)	83	284	503	1,132

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 121% of the average value of its portfolio.

NOVEMBER 1, 2009   9

JPMorgan Intrepid Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large and mid capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Growth Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Mid Cap Company Risk.  Because the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid cap companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other

10   J.P. MORGAN U.S. EQUITY FUNDS

index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2004	10.57%
Worst Quarter	4th quarter, 2008	–22.08%

The Fund’s year-to-date total return through 9/30/09 was 24.02%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund[1] (since 2/28/03)
CLASS R5 SHARES
Return Before Taxes	(39.09)%	(2.25)%	3.39%
Return After Taxes on Distributions	(39.21)	(3.02)	2.46
Return After Taxes on Distributions and Sale of Fund Shares	(25.25)	(2.10)	2.60

CLASS R2 SHARES
Return Before Taxes	(39.38)	(2.53)	3.13

RUSSELL 1000® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	(3.42)	2.00

LIPPER LARGE-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(41.39)	(3.99)	1.19

After-tax returns are shown for only the Class R5 Shares, and not the other class shown, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on Class A Shares from 2/19/05 to 11/2/08 and Select Class Shares prior to 2/19/05. The Class A Shares and Select Class Shares invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expense ratios.

1	Subsequent to the inception of the Fund on 2/28/03, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2008	Managing Director
Robert Weller	2004	Vice President
Jason Alonzo	2005	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

NOVEMBER 1, 2009   11

JPMorgan Intrepid Growth Fund (continued)

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Value Fund

Class/Ticker: R2/JIVZX; R5/JIVRX

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses for Class R2 and Class R5 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R5
Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.47	0.40
Total Other Expenses	0.72	0.45
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.88	1.11
Fee Waivers and Expense Reimbursements[1]	(0.53)	(0.46)
Net Expenses[1]	1.35	0.65

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.34% and 0.64%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	137	539	967	2,158
CLASS R5 SHARES ($)	66	307	567	1,310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 107% of the average value of its portfolio.

NOVEMBER 1, 2009   13

JPMorgan Intrepid Value Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity investments of large and mid capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. In implementing its main strategies, the Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Value Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Mid Cap Company Risk.  Because the Fund may invest in large- and mid-capitalization companies, the Fund’s risks increase as it invests more heavily in mid-capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. Mid cap companies may be more volatile and more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past five calendar years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within

14   J.P. MORGAN U.S. EQUITY FUNDS

the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2004	10.25%
Worst Quarter	4th quarter, 2008	–22.70%

The Fund’s year-to-date total return through 9/30/09 was 18.10%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Life of Fund[1] (since 2/28/03)
CLASS R5 SHARES
Return Before Taxes	(36.39)%	0.32%	6.19%
Return After Taxes on Distributions	(36.54)	(0.32)	5.27
Return After Taxes on Distributions and Sale of Fund Shares	(23.34)	0.27	5.16

CLASS R2 SHARES
Return Before Taxes	(36.68)	0.03	5.92

RUSSELL 1000® VALUE INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(0.79)	4.82

LIPPER LARGE-CAP VALUE FUNDS INDEX (Reflects No Deduction for Taxes)	(37.00)	(1.90)	3.50

After-tax returns are shown for only the Class R5 Shares, and not the other class shown, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
*	Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on Class A Shares from 2/19/05 to 11/2/08 and Select Class Shares prior to 2/19/05. The Class A Shares and Select Class Shares invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expense ratios.

1	Subsequent to the inception of the Fund on 2/28/03, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2008	Managing Director
Robert Weller	2004	Vice President
Jason Alonzo	2005	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

NOVEMBER 1, 2009   15

JPMorgan Intrepid Value Fund (continued)

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

16   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Growth Fund

Class/Ticker: R2/JLGZX; R5/JLGRX

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

Investor Expenses for Class R2 and Class R5 Shares

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R5
Management Fees	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses[1]	0.55	0.44
Total Other Expenses	0.80	0.49
Total Annual Fund Operating Expenses	1.80	0.99
Fee Waivers and Expense Reimbursements[2]	(0.31)	(0.20)
Net Expenses[2]	1.49	0.79

1	“Remainder of Other Expenses” for Class R5 Shares are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.49% and 0.79%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	152	536	946	2,090
CLASS R5 SHARES ($)	81	295	528	1,195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 124% of the average value of its portfolio.

NOVEMBER 1, 2009   17

JPMorgan Large Cap Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the equity securities of large, well-established companies. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 1000 Growth Index ranged from $360 million to $335 billion. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. The adviser seeks to identify long-term imbalances in supply and demand.

The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares commenced operations on 11/3/08 and the Class R5 Shares commenced operations on 4/14/09 and neither class has a full calendar year of performance, the bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years for the Class R2 Shares, but no performance is shown for Class R5 Shares because they did not commence operations until 4/14/09. It compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

18   J.P. MORGAN U.S. EQUITY FUNDS

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 1999	19.60%
Worst Quarter	4th quarter, 2008	–21.59%

The Fund’s year-to-date total return through 9/30/09 was 20.92%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years

CLASS R2 SHARES
Return Before Taxes	(39.88)	(2.77)	(5.06)

RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	(3.42)	(4.27)

LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	(41.39)	(3.99)	(4.76)

*	Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher M.K. Jones	2006	Managing Director
Giri Devulapally	2004	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   19

JPMorgan Large Cap Value Fund

Class/Ticker: R2/JLVZX; R5/JLVRX

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Fees and Expenses for Class R2 and Class R5 Shares

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R5
Management Fees	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.32	0.25
Total Other Expenses	0.57	0.30
Total Annual Fund Operating Expenses[1]	1.47	0.70

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares and Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.49% and 0.79%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the total annual fund operating expenses shown in the fee table. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	150	465	803	1,757
CLASS R5 SHARES ($)	72	224	390	871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 108% of the average value of its portfolio.

20   J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 1000 Value Index ranged from $360 million to $335 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each industry group according to their relative value.

On behalf of the Fund, the adviser then buys and sells securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.   A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2009   21

JPMorgan Large Cap Value Fund (continued)

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	17.36%
Worst Quarter	3rd quarter, 2002	–20.78%

The Fund’s year-to-date total return through 9/30/09 was 26.29%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	(38.97)%	(2.67)%	(1.01)%
Return After Taxes on Distributions	(39.17)	(4.42)	(2.33)
Return After Taxes on Distributions and Sale of Fund Shares	(24.95)	(2.13)	(0.94)

CLASS R2 SHARES
Return Before Taxes	(39.42)	(3.30)	(1.56)

RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(0.79)	1.36

LIPPER LARGE-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.00)	(1.90)	(0.36)

After-tax returns are shown for only the Class R5 Shares, and not the other class shown, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Alan Gutmann	2004	Vice President
Kelly Miller	2009	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

22   J.P. MORGAN U.S. EQUITY FUNDS

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   23

JPMorgan Market Expansion Index Fund

Class/Ticker: R2/JMEZX

What is the goal of the Fund?

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).*

*	“S&P Small Cap 600” and “S&P Mid Cap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.30
Total Other Expenses	0.55
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	1.31
Fee Waivers and Expense Reimbursements[1]	(0.23)
Net Expenses[1]	1.08

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.07% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	110	393	696	1,559

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 70% of the average value of its portfolio.

24   J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indexes. Because the Fund uses an enhanced index strategy, not all of the stocks in the indexes are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the indexes. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indexes in order to closely replicate the performance of the combined indexes. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indexes of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: Because the Fund uses an enhanced index strategy, the adviser uses a quantitative process to select the Fund’s portfolio securities. This process overweights inexpensive stocks with improving fundamental characteristics and underweights expensive stocks that have deteriorating fundamental characteristics. A previously attractive stock is pared back or sold when the combined perspective on valuation and fundamentals is no longer favorable.

The Fund’s Main Investment Risks

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Index Investing Risk.  The Fund attempts to track the performance of a market capitalization-weighted combination of the S&P Small Cap 600 and the S&P MidCap 400. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also the risk that the Fund’s performance may not correlate with the performance of the index.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares have not operated for a full calendar year, the bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 1000 Index and the Lipper Mid-Cap Core Funds Index and Lipper Small Cap Core Funds Index, both of which are indexes based on the total returns of certain small cap and mid cap mutual funds as determined by Lipper. The Fund’s Lipper Index changed to the Lipper Small Cap Core Funds Index because Lipper recategorized the Fund. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2009   25

JPMorgan Market Expansion Index Fund (continued)

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	18.40%
Worst Quarter	4th quarter, 2008	–26.14%

The Fund’s year-to-date total return through 9/30/09 was 27.60%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	(35.90)%	(0.65)%	3.55%

S&P 1000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(34.67)	0.19	4.69

LIPPER SMALL CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(1.01)	4.06

LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(38.53)	(1.29)	3.20

*	Because the Class R2 Shares do not have a full year of operations, the performance shown in the bar chart is that of Class A Shares of the Fund, which invest in the same portfolio of securities. Historical performance shown for Class R2 Shares in the table prior to their inception on 11/3/08 is also based on that of the Class A Shares of the Fund. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses. The performance prior to 3/22/99 reflects the performance of the Pegasus Market Expansion Index Fund before it was consolidated with the Fund.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Bala Iyer	2000	Managing Director
Michael Loeffler	2004	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

26   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Growth Fund
        (formerly JPMorgan Diversified Mid Cap Growth Fund)

Class/Ticker: R2/JMGZX

What is the goal of the Fund?

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses1	0.41
Total Other Expenses	0.66
Total Annual Fund Operating Expenses	1.81
Fee Waivers and Expense Reimbursements[2]	(0.41)
Net Expenses[2]	1.40

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.40%, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	143	530	942	2,093

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 96% of the average value of its portfolio.

NOVEMBER 1, 2009   27

JPMorgan Mid Cap Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. In implementing its main strategies, the Fund invests primarily in common stocks of mid cap companies which the Fund’s adviser believes are capable of achieving sustained growth. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell Midcap Growth Index ranged from $360 million to $15.4 billion.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk.  Because investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.   Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares have not operated for a full calendar year, the bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

28   J.P. MORGAN U.S. EQUITY FUNDS

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 1999	28.39%
Worst Quarter	4th quarter, 2008	–27.21%

The Fund’s year-to-date total return through 9/30/09 was 32.86%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(46.90)%	(3.02)%	0.45%

RUSSELL MIDCAP® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(44.32)	(2.33)	(0.19)

LIPPER MID-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(44.04)	(1.18)	0.49

*	Because the Class R2 Shares do not have a full year of operations, the performance shown in the bar chart is that of Class A Shares of the Fund, which invest in the same portfolio of securities. Historical performance shown for Class R2 Shares in the table prior to their inception on 6/19/09 is based on Class A Shares. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A Shares.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2004	Managing Director
Timothy Parton	2004	Managing Director

Purchase and Sale of Fund Shares

There are no maximum or minimum purchase requirements with respect to Class R2 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   29

JPMorgan Mid Cap Value Fund

Class/Ticker: R2/JMVZX

What is the goal of the Fund?

The Fund seeks growth from capital appreciation.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.29
Total Other Expenses	0.54
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	1.70
Fee Waivers and Expense Reimbursements[1]	(0.19)
Net Expenses[1]	1.51

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.50% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	154	517	905	1,993

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 47% of the average value of its portfolio.

30   J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations between $1 billion to $15 billion at the time of purchase. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.   Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares have not operated for a full calendar year, the bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index and Lipper Mid-Cap Core Funds Index, both of which are indexes based on the total returns of certain mid cap mutual funds as determined by Lipper. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2009   31

JPMorgan Mid Cap Value Fund (continued)

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 1999	17.94%
Worst Quarter	4th quarter, 2008	–21.70%

The Fund’s year-to-date total return through 9/30/09 was 19.41%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	(33.27)%	0.87%	8.93%

RUSSELL MIDCAP® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	0.33	4.44

LIPPER MID-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(38.53)	(1.29)	3.20

LIPPER MID-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(39.71)	(1.24)	3.95

*	Because the Class R2 Shares do not have a full year of operations, the performance shown in the bar chart is that of the Fund’s Class A Shares from 1/1/02 to 12/31/08 and the Institutional Class Shares prior to 1/1/02. Historical performance shown for Class R2 Shares in the table prior to their inception on 11/3/08 is based on the performance of the Fund’s Class A Shares from 4/30/01 to 11/2/08 and Institutional Class Shares prior to 4/30/01. Class A and Institutional Class Shares invest in the same portfolio of securities but are not offered in this prospectus. During these periods, the actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Jonathan Simon	1997	Managing Director
Lawrence Playford	2004	Vice President
Gloria Fu	2006	Vice President

Purchase and Sale of Fund Shares

There are no maximum or minimum purchase requirements with respect to Class R2 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

32   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Equity Fund

Class/Ticker: R2/JSEZX, R5/JSERX

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?” in the prospectus for more information.)

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

Fees and Expenses for Class R2 and Class R5 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R5
Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.35	0.29
Total Other Expenses	0.60	0.34
Acquired Fund Fees and Expenses	0.02	0.02
Total Annual Fund Operating Expenses[1]	1.77	1.01
Fee Waivers and Expense Reimbursements[1]	(0.12)	(0.19)
Net Expenses[1]	1.65	0.82

1	The Fund’s adviser administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.63% and 0.80%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	168	546	948	2,074
CLASS R5 SHARES ($)	84	303	539	1,219

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 45% of the average value of its portfolio.

NOVEMBER 1, 2009   33

JPMorgan Small Cap Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Index ranged from $14 million to $3.6 billion. In implementing its main strategies, the Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up investment process. The adviser seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flow generation with management committed to increasing intrinsic value.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

34   J.P. MORGAN U.S. EQUITY FUNDS

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	16.30%
Worst Quarter	4th quarter, 2008	–18.76%

The Fund’s year-to-date total return through 9/30/09 was 29.40%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	(26.91)%	5.32%	6.22%
Return After Taxes on Distributions	(26.95)	3.87	4.87
Return After Taxes on Distributions and Sale of Fund Shares	(17.43)	4.33	5.01

CLASS R2 SHARES Return Before Taxes	(27.31)	4.77	5.66

RUSSELL 2000® INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(33.79)	(0.93)	3.02

LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(1.01)	4.06

After-tax returns are shown for only the Class R5 Shares, and not the other class shown, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Fund’s Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2004	Managing Director
Glenn Gawronski	2004	Managing Director
Don San Jose	2007	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   35

JPMorgan Small Cap Growth Fund

Class/Ticker: R2/JSGZX

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

Fees and Expenses for Class R2 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R2
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	0.50
Other Expenses
Shareholder Service Fees	0.25
Remainder of Other Expenses	0.53
Total Other Expenses	0.78
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	1.94
Fee Waivers and Expense Reimbursements[1]	(0.43)
Net Expenses[1]	1.51

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	154	568	1,007	2,230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 83% of the average value of its portfolio.

36   J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small capitalization companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Growth Index ranged from $14 million to $3.6 billion. In implementing its main strategies, the Fund will invest primarily in common stocks. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because the Class R2 Shares have not operated for a full calendar year, the bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Growth Index and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2009   37

JPMorgan Small Cap Growth Fund (continued)

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2001	17.35%
Worst Quarter	4th quarter, 2008	–25.95%

The Fund’s year-to-date total return through 9/30/09 was 32.06%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	(43.38)%	(1.60)%	1.48%

RUSSELL 2000® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(38.54)	(2.35)	(0.76)

LIPPER SMALL-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(42.62)	(4.06)	0.92

*	Because the Class R2 Shares do not have a full year of operations, the performance shown in the bar chart is that of the Class A Shares of the Fund, which invest in the same portfolio of securities. Historical performance shown in the table for Class R2 Shares prior to their inception on 11/3/08 is based on Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2004	Managing Director
Eytan Shapiro	2004	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

38   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Value Fund

Class/Ticker: R2/JSVZX; R5/JSVRX

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

Fees and Expenses for Class R2 and Class R5 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R5
Management Fees	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.51	0.44
Total Other Expenses	0.76	0.49
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.92	1.15
Fee Waivers and Expense Reimbursements[1]	(0.41)	(0.23)
Net Expenses[1]	1.51	0.92

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.50% and 0.91%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	154	563	999	2,210
CLASS R5 SHARES ($)	94	343	611	1,377

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 33% of the average value of its portfolio.

NOVEMBER 1, 2009   39

JPMorgan Small Cap Value Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Value Index ranged from $37 million to $3.6 billion. In reviewing investment opportunities for the Fund, its adviser uses a value-oriented approach. In implementing its main strategies, the Fund’s equity investments are primarily in common stocks and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Value Index and Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

40   J.P. MORGAN U.S. EQUITY FUNDS

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2001	21.34%
Worst Quarter	4th quarter, 2008	–25.49%

The Fund’s year-to-date total return through 9/30/09 was 19.14%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	(29.71)%	(0.08)%	6.00%
Return After Taxes on Distributions	(30.70)	(2.37)	4.34
Return After Taxes on Distributions and Sale of Fund Shares	(18.08)	(0.20)	4.94

CLASS R2 SHARES Return Before Taxes	(30.11)	(0.63)	5.41

RUSSELL 2000® VALUE INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(28.92)	0.27	6.11

LIPPER SMALL-CAP VALUE FUNDS INDEX (Reflects No Deduction for Taxes)	(32.82)	(0.53)	5.87

After-tax returns are shown for only the Class R5 Shares, and not the other class shown, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses. The performance prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund before it was consolidated with the Fund.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2005	Managing Director
Dennis Ruhl	2005	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

NOVEMBER 1, 2009   41

JPMorgan Small Cap Value Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

42   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Strategic Small Cap Value Fund

Class/Ticker: R5/JPMRX

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

Fees and Expenses for Class R5 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R5
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.05
Remainder of Other Expenses	1.48
Total Other Expenses	1.53
Acquired Fund Fees and Expenses	0.06
Total Annual Fund Operating Expenses[1]	2.59
Fee Waivers and Expense Reimbursements[1]	(1.38)
Net Expenses[1]	1.21

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.15% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	123	674	1,251	2,822

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 168% of the average value of its portfolio.

NOVEMBER 1, 2009   43

JPMorgan Strategic Small Cap Value Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Value Index ranged from $37 million to $3.6 billion. In implementing its main strategies, the Fund’s investments are primarily in common stocks. In reviewing investments for the Fund, the Fund’s adviser uses a value-oriented approach.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies whose stock prices appear to be undervalued. In particular, we look for undervalued companies where the opportunity for improving fundamentals is unrecognized.

The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R5 Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Index and the Lipper Small-Cap Core Funds Index, both of which are indexes based on the total return of certain mutual funds within small cap funds categories as determined by Lipper. Unlike the other index, the Lipper indexes include the expenses of the mutual funds included in each index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

44   J.P. MORGAN U.S. EQUITY FUNDS

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2007	6.26%
Worst Quarter	4th quarter, 2008	–27.12%

The Fund’s year-to-date total return through 9/30/09 was 30.33%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund (since 2/28/06)
CLASS R5 SHARES
Return Before Taxes	(39.26)%	(15.52)%
Return After Taxes on Distributions	(39.45)	(15.89)
Return After Taxes on Distributions and Sale of Fund Shares	(25.34)	(12.80)

RUSSELL 2000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(28.92)	(10.45)

LIPPER SMALL-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	(32.82)	(11.74)

LIPPER SMALL-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(35.59)	(11.91)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to 1/1/08 in the bar chart and prior to their inception on 7/31/07 in the table is based on the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2006	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   45

JPMorgan U.S. Equity Fund

Class/Ticker: R2/JUEZX; R5/JUSRX

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of selected equity securities.

Fees and Expenses for Class R2 and Class R5 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R5
Management Fees	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.24	0.20
Total Other Expenses	0.49	0.25
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Fund Operating Expenses[1]	1.40	0.66
Fee Waivers and Expense Reimbursements[1]	(0.09)	(0.06)
Net Expenses[1]	1.31	0.60

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.30% and 0.59%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	133	434	757	1,672
CLASS R5 SHARES ($)	61	205	362	817

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 101% of the average value of its portfolio.

46   J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies but it may also invest up to 20% of its assets in common stocks of foreign companies, including depositary receipts.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Strategy Risk.  An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

NOVEMBER 1, 2009   47

JPMorgan U.S. Equity Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	18.06%
Worst Quarter	4th quarter, 2008	–20.55%

The Fund’s year-to-date total return through 9/30/09 was 24.43%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	(34.51)%	(0.65)%	(0.83)%
Return After Taxes on Distributions	(34.70)	(1.94)	(2.17)
Return After Taxes on Distributions and Sale of Fund Shares	(22.11)	(0.58)	(0.96)

CLASS R2 SHARES
Return Before Taxes	(34.90)	(1.13)	(1.24)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(2.19)	(1.38)

LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.07)	(2.73)	(1.90)

After-tax returns are shown for only the Class R5 Shares, and not the other class shown, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/99 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Institutional Class Shares). Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The Fund’s performance for the period from 1/1/99 to 9/10/01 before the Class A Shares were launched on 9/10/01 is based on the performance of the adviser feeder that was merged out of existence (whose investment program was identical to the investment program of the Class A Shares). Returns for the period from 1/1/99 to

48   J.P. MORGAN U.S. EQUITY FUNDS

9/15/00 reflect the performance of the retail feeder (whose investment program was identical to the investment program of Class A Shares). During these periods, the actual returns of Class R2 Shares would have been lower than shown because the Class R2 Shares have higher expenses than Class A Shares and the above-referenced predecessor.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Thomas Luddy	2006	Managing Director
Susan Bao	2001	Managing Director
Helge Skibeli	2009	Managing Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   49

JPMorgan U.S. Large Cap Core Plus Fund

Class/Ticker: R2/JLPZX; R5/JCPRX

What is the goal of the Fund?

The Fund seeks to provide a high total return from a portfolio of selected equity securities.

Fees and Expenses for Class R2 and Class R5 Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class R2	Class R5
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.50	NONE
Other Expenses
Dividend Expenses on Short Sales	0.42	0.41
Shareholder Service Fees	0.25	0.05
Remainder of Other Expenses	0.27	0.24
Total Other Expenses	0.94	0.70
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Fund Operating Expenses[1]	2.45	1.71
Fee Waivers and Expense Reimbursements[1]	(0.37)	(0.34)
Net Expenses[1]	2.08	1.37

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R2 and Class R5 Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.65% and 0.95% of the average daily net assets of the Class R2 and Class R5 Shares, respectively. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	211	728	1,272	2,758
CLASS R5 SHARES ($)	139	506	896	1,991

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 116% of the average value of its portfolio.

50   J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of purchase. Equity securities in which the Fund invests significantly include common stocks of U.S. and foreign companies, including depositary receipts.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options, swaps and contracts for differences (CFDs), to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management, including to obtain significant amounts of long or short exposure and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Short Selling Risk.  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

NOVEMBER 1, 2009   51

JPMorgan U.S. Large Cap Core Plus Fund (continued)

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R5 Shares over the past three calendar years. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Extended U.S. Large Cap Core Funds Average, an average based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2007	8.63%
Worst Quarter	4th quarter, 2008	–20.25%

The Fund’s year-to-date total return through 9/30/09 was 27.70%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Life of Fund (since 11/1/05)
CLASS R5 SHARES
Return Before Taxes	(34.46)	(1.37)
Return After Taxes on Distributions	(34.62)	(1.87)
Return After Taxes on Distributions and Sale of Fund Shares	(22.20)	(1.28)

CLASS R2 SHARES
Return Before Taxes	(34.78)	(1.80)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(6.84)

LIPPER EXTENDED U.S. LARGE CAP CORE FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(38.97)	(9.74)

After-tax returns are shown for only the Class R5 Shares, and not the other class shown, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to 1/1/07 in the bar chart and prior to their inception on 5/15/06 in the table is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Historical performance shown for Class R2 Shares prior to their inception on 11/3/08 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities. Class A Shares are not offered in this prospectus. The actual returns of Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Thomas Luddy	2005	Managing Director
Susan Bao	2005	Managing Director

52   J.P. MORGAN U.S. EQUITY FUNDS

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R2 or Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

For Class R5 Shares, the Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan. For Class R2 Shares, the Fund does not intend to make distributions that may be taxed as ordinary income or capital gains, because your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   53

JPMorgan U.S. Large Cap Value Plus Fund

Class/Ticker: R5/JTVRX

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

Investor Expenses for Class R5 Shares

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Class R5
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Dividend Expenses on Short Sales	0.32
Shareholder Service Fees	0.05
Remainder of Other Expenses	4.52
Total Other Expenses	4.89
Acquired Fund Fees and Expenses	0.02
Total Annual Fund Operating Expenses[1]	5.91
Fee Waivers and Expense Reimbursements[1]	(4.77)
Net Expenses[1]	1.14

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of the average daily net assets of the This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES* ($)	116	1,333	2,527	5,419

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 93% of the average value of its portfolio.

54   J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 1000 Value Index ranged from $360 million to $335 billion. In implementing its strategies, the Fund invests primarily in common stocks.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies that do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy. Short sales involve the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management, including to obtain significant amounts of long or short exposure to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price;

•	high potential reward compared to potential risk; and

•	temporary mispricings caused by apparent market overreactions.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

NOVEMBER 1, 2009   55

JPMorgan U.S. Large Cap Value Plus Fund (continued)

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R5 Shares over the past calendar year. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 1000® Value Index and the Lipper Long/Short Equity Funds Average, an average based on the total return of all funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–5.78%
Worst Quarter	4th quarter, 2008	–19.66%

The Fund’s year-to-date total return through 9/30/09 was 26.43%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund (since 11/30/07)
CLASS R5 SHARES
Return Before Taxes	(38.31)%	(36.97)%
Return After Taxes on Distributions	(38.44)	(37.14)
Return After Taxes on Distributions and Sale of Fund Shares	(24.73)	(31.33)

RUSSELL 1000® VALUE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(35.16)

LIPPER LONG/SHORT EQUITY FUNDS AVERAGE
(Reflects No Deduction for Taxes)	(28.15)	(25.61)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Alan Gutmann	2007	Vice President
Kelly Miller	2009	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

56   J.P. MORGAN U.S. EQUITY FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Each Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include:

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock.

The main investment strategies for each Fund may also include:

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

•	exchange-traded funds (ETFs) which are registered investment companies that seek to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries

•	affiliated money market funds

•	foreign securities, often in the form of depositary receipts

•	derivatives, including futures, options and swaps

•	securities lending (except for Strategic Small Cap Value Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund)

Each Fund may utilize these investment strategies to a greater or lesser degree. The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary.

The frequency with which each Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVES

An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objectives for Large Cap Growth Fund, Large Cap Value Fund, Market Expansion Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund are fundamental. The investment objectives for the remaining Funds can be changed without the consent of a majority of the outstanding shares of that Fund.

U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund

“Plus” in each Fund’s name refers to the additional return the Fund endeavors to add both relative to its index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser, expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Viewed sector by sector, the U.S. Large Cap Core Plus Fund’s net weightings of equity securities are similar to those of its index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued. By following this process, the U.S. Large Cap Core Plus and U.S. Large Cap Value Plus Fund seek to produce returns that exceed those of its index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the index, the Fund seeks to limit its volatility to that of the overall market, as represented by its index.

Each Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure except that companies with large weights in the Fund’s Index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

Each Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

INVESTMENT RISKS

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a

NOVEMBER 1, 2009   57

More About the Funds (continued)

company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in a Fund decreases in value.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk (Small Cap Company and Mid Cap Company Risk). Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Growth Investing Risk (applicable for Growth Advantage Fund, Intrepid Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund).  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Value Investing Risk (applicable for Intrepid Value Fund, Large Cap Value Fund, Mid Cap Value Fund, Small Cap Value Fund, Strategic Small Cap Value Fund and U.S. Large Cap Value Plus Fund).  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to

58   J.P. MORGAN U.S. EQUITY FUNDS

the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the Fund.

Securities Lending Risk (except for the Strategic Small Cap Value Fund, U.S. Large Cap Core Plus fund and U.S. Large Cap Value Plus Fund).  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. With respect to Strategic Small Cap Value Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund: In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Redemption Risk. Each Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Derivatives Risk.  The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. [Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives and engaging in short sales will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund

Short Selling Risk.  Each Fund’s strategy may involve more risk than other funds that do not engage in short selling. A Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to

NOVEMBER 1, 2009   59

More About the Funds (continued)

reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

In order to establish a short position in a security, the Fund must first borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons.

After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.

In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential profit from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the “Risk and Reward Elements for the Funds” later in the prospectus and in the Statement of Additional Information. For more information about risks associated with the types of investments that the Funds purchase, please read the “Risk/Return Summaries” and the “Risk and Reward Elements for the Funds” later in the prospectus and the Statement of Additional Information.

CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds (except the Market Expansion Index Fund) may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

Whether engaging in temporary defensive purposes or otherwise, the Market Expansion Index Fund may not hold more than 10% of its total assets in cash and cash equivalents. These amounts are in addition to assets held for derivative margin deposits or other segregated accounts.

60   J.P. MORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund
JPMorgan Small Cap Equity Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund

Collectively, these are the JPMT I Funds.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Market Expansion Index Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund

These Funds are the JPMT II Funds.

Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust (JPMMFIT), a Massachusetts business trust.

Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (JPMFMFG), a Maryland corporation.

The trustees of JPMT I, JPMT II, JPMMFIT and the directors of JPMFMFG are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA), each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I and JPMFIT Funds, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/09, JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Growth Advantage Fund	0.59%
JPMorgan Intrepid America Fund	0.65
JPMorgan Intrepid Growth Fund	0.63
JPMorgan Intrepid Value Fund	0.49
JPMorgan Large Cap Growth Fund	0.43
JPMorgan Large Cap Value Fund	0.40
JPMorgan Market Expansion Index Fund	0.25
JPMorgan Mid Cap Growth Fund	0.55
JPMorgan Mid Cap Value Fund	0.53
JPMorgan Small Cap Equity Fund	0.51
JPMorgan Small Cap Growth Fund	0.51
JPMorgan Small Cap Value Fund	0.52
JPMorgan Strategic Small Cap Value Fund	0.00
JPMorgan U.S. Equity Fund	0.40
JPMorgan U.S. Large Cap Core Plus Fund	0.71
JPMorgan U.S. Large Cap Value Plus Fund	0.43

A discussion of the basis the Boards of JPMT I, JPMT II, JPMMFIT and JPMFMFG Funds used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31.

NOVEMBER 1, 2009   61

The Funds’ Management and Administration (continued)

The Portfolio Managers

Growth Advantage Fund

The portfolio management team is led by Christopher Jones, Managing Director of JPMIM and a CFA charterholder, and Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

Intrepid America Fund
Intrepid Growth Fund
Intrepid Value Fund

JPMorgan Chase began managing behavioral finance strategies in 1993 and now employs over 50 investment professionals worldwide who are dedicated to the strategy, including a large team allocated to the U.S. marketplace. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the J.P. Morgan Intrepid strategies, including the Intrepid Funds, and for the behavioral small cap strategies. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm.

The portfolio management team for the Intrepid Funds is led by Mr. Blum. Other members of the portfolio management team include Robert Weller, Vice President of JPMIM and a CFA charterholder, and Jason Alonzo, Vice President of JPMIM. Mr. Weller has been with JPMIM or its affiliates (or one of their predecessors) since 1997. Prior to 2003 when Mr. Weller joined the portfolio management team, he worked in the JPMorgan Private Bank Target Portfolio Manager group. Mr. Alonzo has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Mr. Weller and Mr. Alonzo have had day-to-day portfolio management responsibilities for the Intrepid Funds since 2004 and 2005, respectively.

Large Cap Growth Fund

Christopher Jones, Managing Director of JPMIM, and Giri Devulapally, Managing Director of JPMIM and a CFA charterholder, are the portfolio managers for the Fund. Information on Mr. Jones is discussed earlier in this section. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM.

Large Cap Value Fund

Alan Gutmann, Vice President of JPMIM, and Kelly Miller, Vice President of JPMIM, serve as the portfolio managers for the Fund. Mr. Gutmann has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Ms. Miller has been a portfolio manager on the Large Cap Value team since 2005. She has been an employee of the firm since 2002 and has previously worked as an analyst with the U.S. equity team from 2003 to 2005 and as an analyst with the U.S. equity client portfolio management team from 2002 to 2003. Ms. Miller is a CFA charterholder.

Market Expansion Index Fund

The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D., CFA. Dr. Iyer has served as the director of quantitative research for JPMIA since 1995. Michael Loeffler, CFA, assists Dr. Iyer in the day-to-day management of the Fund, a position he has held since January 2004. Mr. Loeffler has been employed by JPMIA since 1999 when he joined as an investment operations analyst.

Mid Cap Growth Fund

Christopher Jones, Managing Director of JPMIM and Timothy Parton, Managing Director of JPMIM, serve as portfolio managers for the Fund. Information on Mr. Jones and Mr. Parton is discussed earlier in this section.

Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc.

Small Cap Equity Fund

The portfolio management team is led by Glenn Gawronski, Managing Director of JPMIM, and Don San Jose, Vice President of JPMIM. Mr. Gawronski has worked as portfolio manager for JPMIM or its affiliates since 2004 and has been employed with

62   J.P. MORGAN U.S. EQUITY FUNDS

the firm since 1999. Prior to becoming a portfolio manager, he was an analyst for a micro cap portfolio. Mr. San Jose, has been an analyst with the U.S. Small Cap Equity Group since 2004 and a portfolio manager since 2007. An employee since 2000, Mr. San Jose was an analyst in JPMorgan Securities’ equity research department before joining the small cap group.

Small Cap Growth Fund

Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, and Christopher Jones, Managing Director of JPMIM and a CFA charterholder, serve as portfolio managers for the Fund. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985. Information on Mr. Jones is discussed earlier in this section.

Small Cap Value Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. As Chief Investment Officer, he is responsible for the behavioral small cap strategies, including the Fund. Information about Mr. Blum is discussed earlier in this section. Also a member of, and leading the portfolio management team, is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

Strategic Small Cap Value Fund

The Fund is managed by Christopher Jones, Managing Director of JPMIM. Information about Mr. Jones is discussed earlier in this section.

U.S. Equity Fund

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM; Susan Bao, Managing Director of JPMIM; and Helge Skibeli, Managing Director of JPMIM, all of whom are CFA charterholders. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. Mr. Skibeli, an employee since 1990, has been managing U.S. equity portfolios since 2002 and has been head of the U.S. Equity Research Group since 2002.

U.S. Large Cap Core Plus Fund

The Fund is managed by Thomas Luddy, Managing Director of JPMIM, and Susan Bao, Vice President of JPMIM. Information about Mr. Luddy and Ms. Bao is discussed earlier in this section.

U.S. Large Cap Value Plus Fund

Alan Gutmann, Vice President of JPMIM, and Kelly Miller, Vice President of JPMIM, serve as the portfolio manager for the Fund. Information with respect to Mr. Gutmann and Ms. Miller is discussed earlier in this section.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Fund Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

JPMT I, JPMT II, JPMMFIT and JPMFMFG, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee up to 0.25% of the average daily net assets of the Class R2 Shares of each Fund and an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of

NOVEMBER 1, 2009   63

The Funds’ Management and Administration (continued)

the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

64   J.P. MORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Class R2 and Class R5 Shares of the Funds may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and nonqualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current or future JPMorgan SmartRetirement Funds.

Class R2 and Class R5 Shares generally are not available to nonretirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and 529 college savings plans.

What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?

The Small Cap Equity Fund is publicly offered on a limited basis.

Investors are not eligible to purchase shares of the Small Cap Equity Fund, except as described below:

•	Shareholders of record as of June 8, 2007 will be able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Fund as of June 8, 2007 will be able to add to their accounts through exchanges from other J.P. Morgan Funds;

•	Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may continue to open new participant accounts in the Fund and purchase additional shares in existing participant accounts established on or before October 9, 2009. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new plan level accounts with the Fund, provided that the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before October 9, 2009;

•	Sponsors of discretionary wrap programs may continue to utilize the Fund for new and existing discretionary wrap program accounts. In order to be eligible, the sponsor of the wrap program must have a mutual fund sales agreement with the Fund’s distributor and the wrap program must be accepted for investment by the Fund and its distributor on or before October 9, 2009;

•	Health savings account programs offered through JPMorgan Chase & Co. or its affiliates may open Fund accounts for new participants and purchase additional shares in their existing participant accounts; or

•	Current and future JPMorgan SmartRetirement Funds will be able to purchase shares of the Fund.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

With respect to investment in Class R2 Shares, group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may continue to open new participant accounts in the Fund and purchase additional shares in existing participant accounts established on or before October 9, 2009. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new plan level accounts with the Fund, provided that the group employer retirement plan has been accepted for investment by the Fund and its distributor on or before October 9, 2009.

If a group employer retirement plan removes the Fund from its investment options and all shares of the Fund in the plan’s account are redeemed, then the account will be closed. Such group employer retirement plans will not be able to buy additional Fund shares or reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in such plans.

With respect to investment in either Class R2 or Class R5 Shares, if the Fund receives a purchase order directly from an investor who is not eligible to purchase the respective shares of the Fund after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change any of these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther

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How to Do Business with the Funds (continued)

King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

66   J.P. MORGAN U.S. EQUITY FUNDS

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

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How to Do Business with the Funds (continued)

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-R5/R2)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-R5/R2)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
(EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

RULE 12b-1 FEES FOR CLASS R2 SHARES

Each Fund that offers Class R2 Shares described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

Class R2 Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of each Fund attributable to Class R2 Shares.

68   J.P. MORGAN U.S. EQUITY FUNDS

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Neither Class R2 Shares nor Class R5 Shares may be exchanged for other J.P. Morgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

NOVEMBER 1, 2009   69

How to Do Business with the Funds (continued)

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

70   J.P. MORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out these earnings, if any, to shareholders as distributions.

The Intrepid Value Fund, Large Cap Growth Fund, Large Cap Value Fund, Market Expansion Index Fund, Mid Cap Growth Fund, Small Cap Value Fund and U.S. Equity Fund generally distribute net investment income, if any, at least quarterly. The Growth Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, Strategic Small Cap Value Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund generally distribute net investment income, if any, at least annually. The Funds will distribute their net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

With respect to taxable shareholders, for federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

With respect to taxable shareholders, distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.

With respect to taxable shareholders, if you buy shares just before distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund’s investments in certain REIT securities, debt obligations and derivative instruments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to

NOVEMBER 1, 2009   71

Shareholder Information (continued)

hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which investment income and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to each Fund’s adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

72   J.P. MORGAN U.S. EQUITY FUNDS

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2009   73

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

74   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Funds could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark. All Funds, except for Large Cap Value Fund, U.S. Equity Fund and U.S. Large Cap Value Fund may use derivatives in an effort to produce increased gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the U.S. Large Cap Core Plus Fund [and U.S. Large Cap Value Plus Fund] may use derivatives to leverage its portfolio, the shorts are intended to offset the additional market exposure caused by that leverage
• While the Funds may use derivatives that incidentally involve leverage, except for U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund, they do not use them for the specific purpose of leveraging their portfolio
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2009   75

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund
•  Short sales may not have the intended effects and may result in losses
• The Fund may not be able to close out a short position at a particular time or at an acceptable price
• The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities.
• Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•  The Fund could make money and protect against losses if management’s analysis proves correct
• Short selling may allow the Fund to implement insights into securities it expects to underperform
• Short selling may allow the Fund to diversify its holdings across a larger number of securities

•  The U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets
• The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies help to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

76   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  The Funds anticipate that total foreign investments will not exceed 20% of total assets
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs.
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets.

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

NOVEMBER 1, 2009   77

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Strategic Small Cap Value, U.S. Large Cap Core Plus and U.S. Large Cap Value Plus Funds do not engage in securities lending.

78   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

NOVEMBER 1, 2009   79

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the life of the class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Growth Advantage Fund
Class R5
January 8, 2009 (e), through June 30, 2009	$5.37	$—	(g)(h)	$0.56	$0.56	$—	$—	$—

Intrepid America Fund
Class R2
November 3, 2008 (e) through June 30, 2009	17.58	0.13	(g)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Year Ended June 30, 2009	24.46	0.30	(g)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(g)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(g)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006 (e) to June 30, 2006 (f)	25.58	0.05	(g)	(0.29)	(0.24)	—	—	—

Intrepid Growth Fund
Class R2
November 3, 2008 (e) through June 30, 2009	15.84	0.08	(g)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Year Ended June 30, 2009	22.15	0.16	(g)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(g)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (e) to June 30, 2006 (f)	21.23	0.02	(g)	(0.36)	(0.34)	—	—	—

Intrepid Value Fund
Class R2
November 3, 2008 (e) through June 30, 2009	18.03	0.21	(g)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2009	23.54	0.45	(g)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(g)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(g)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006 (e) to June 30, 2006 (f)	24.84	0.05	(g)	0.01	0.06	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01, if applicable, or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

80   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$5.93	10.43%	$46,312	0.90%	(0.08)%	1.06%	119%

16.29	(2.49)	49	1.50	1.30	1.59	125

16.47	(29.11)	84,934	0.80	1.73	0.87	125
24.46	(13.23)	128,967	0.80	1.15	0.84	89
29.81	19.15	89,464	0.80	1.06	0.83	81
25.34	(0.94)	13,414	0.80	1.36	0.84	47

15.65	0.07	50	1.50	0.80	1.68	121

15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

16.46	(7.15)	46	1.50	2.02	1.87	107

16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

NOVEMBER 1, 2009   81

Financial Highlights (continued)

							Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class R2
November 3, 2008 (e) through June 30, 2009	$13.68	$0.01	(f)	$(0.31	)(g)	$(0.30)	$(0.01)	$—	$—

Class R5
April 14, 2009 (e) through June 30, 2009	12.47	0.01	(f)	0.81		0.82	(0.01)	—	—

Large Cap Value Fund
Class R2
November 3, 2008 (e) through June 30, 2009	8.10	0.11	(f)(h)	0.02	(h)	0.13	(0.15)	—	(0.15)

Class R5
Year Ended June 30, 2009	10.52	0.25	(f)(h)	(2.54	)(h)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(f)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(f)	3.50		3.80	(0.31)	(1.53)	(1.84)
May 15, 2006 (e) to June 30, 2006	16.65	0.04	(f)	(0.19)		(0.15)	(0.09)	—	(0.09)

Market Expansion Index Fund
Class R2
November 3, 2008 (e) through June 30, 2009	7.32	0.04	(f)	(0.11)		(0.07)	(0.06)	(0.32)	(0.38)

Mid Cap Growth Fund
Class R2
June 19, 2009 (e) through June 30, 2009	14.56	—	(f)(j)	—	(j)	— (j)	—	—	—

Mid Cap Value Fund
Class R2
November 3, 2008 (e) through June 30, 2009	16.34	0.20	(f)	(0.30)		(0.10)	(0.49)	(0.69)	(1.18)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable, or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the total return would have been (2.74)% and the net realized and unrealized gains (losses) on investments per share would have been $(0.38).

(h)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been 1.07% and (22.27)%, the net investment income (loss) per share would have been $0.09 and $0.23, and the net realized and unrealized gains (losses) on investments per share would have been $(0.03) and $(2.59) and the net investment income (loss) ratio would have been 1.87% and 2.76% for Class R2 and Class R5 Shares, respectively.

(i)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	Amount rounds to less than $0.01.

82   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.37	(2.16	)%(g)	$49	1.49%	0.16%		1.80%	124%

13.28	6.56		53	0.79	0.19		1.17	124

8.08	1.95	(h)	51	1.46	2.29	(h)	1.47	108

8.01	(21.58	)(h)	57	0.70	3.04	(h)	0.70	108
10.52	(23.36	)(i)	30,165	0.64	1.87		0.64	93
18.37	24.04		37,350	0.62	1.70		0.62	77
16.41	(0.92)		9,729	0.64	2.12		0.74	72

6.87	(0.31)		50	1.07	1.06		1.30	70

14.56	0.00		83	1.22	(0.31)		1.94	96

15.06	(0.24)		294	1.50	2.12		1.69	47

NOVEMBER 1, 2009   83

Financial Highlights (continued)

							Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class R2
November 3, 2008 (e) through June 30, 2009	$20.98	$(0.06	)(f)	$2.63		$2.57	$(0.07)	$—	$(0.07)

Class R5
Year Ended June 30, 2009	29.72	0.09	(f)	(4.12)		(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(f)	(4.21)		(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(f)	6.45		6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (e) to June 30, 2006	31.21	0.05	(f)	(0.88)		(0.83)	—	—	—

Small Cap Growth Fund
Class R2
November 3, 2008 (e) through June 30, 2009	6.28	(0.03	)(f)	0.54		0.51	—	—	—

Small Cap Value Fund
Class R2
November 3, 2008 (e) through June 30, 2009	13.84	0.10	(f)	(1.29)		(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Year Ended June 30, 2009	18.08	0.22	(f)	(5.09	)(g)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(f)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(f)	3.80		4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 (e) to June 30, 2006	24.98	0.08	(f)	(0.46)		(0.38)	(0.06)	—	(0.06)

Strategic Small Cap Value Fund
Class R5
Year Ended June 30, 2009	12.63	0.06	(f)	(3.22)		(3.16)	(0.08)	(0.07)	(0.15)
July 31, 2007 (e) through June 30, 2008	16.49	0.07	(f)	(3.37)		(3.30)	—	(0.56)	(0.56)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable, or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return.

84   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.48	12.30%		$1,461	1.55%	(0.39)%	1.75%	45%

25.60	(13.50)		86,024	0.80	0.38	0.99	45
29.72	(11.35)		73,737	0.76	0.68	0.96	52
35.75	22.84		16,692	0.65	0.95	0.94	26
30.38	(2.66)		4,297	0.65	1.21	0.90	21

6.79	8.12		54	1.50	(0.72)	1.93	83

11.45	(8.17)		59	1.50	1.34	1.91	33

11.94	26.63	(g)	13,342	0.91	1.74	1.14	33
18.08	(18.17	)(h)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

9.32	(24.88)		56	1.15	0.55	2.53	168
12.63	(20.41)		7,048	1.15	0.57	2.91	109

NOVEMBER 1, 2009   85

Financial Highlights (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class R2
November 3, 2008 (f) through June 30, 2009	$7.36	$0.07	(i)	$0.04	$0.11	$(0.07)	$(0.05)	$(0.12)

Class R5
Year Ended June 30, 2009	9.55	0.16	(i)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(i)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(i)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 (f) to June 30, 2006	11.48	0.02	(i)	(0.19)	(0.17)	(0.04)	—	(0.04)

U.S. Large Cap Core Plus Fund
Class R2
November 3, 2008 (f) through June 30, 2009	14.29	0.08	(i)	0.39	0.47	(0.20)	—	(0.20)

Class R5
Year Ended June 30, 2009	18.68	0.21	(i)	(3.96)	(3.75)	(0.21)	—	(0.21)
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2007	16.50	0.21	(i)	4.54	4.75	(0.08)	(0.14)	(0.22)
November 1, 2005 (h) to June 30, 2006 (g)	16.68	0.02	(i)	(0.20)	(0.18)	—	—	—

U.S. Large Cap Value Plus Fund
Class R5
Year Ended June 30, 2009	12.23	0.22	(i)	(2.74)	(2.52)	(0.13)	—	(0.13)
November 30, 2007 (h) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable, or unless otherwise noted.

(e)	Commencing June 30, 2009, the Fund will present portfolio turnovers in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(f)	Commencement of offering of class of shares.

(g)	The fund changed its fiscal year end from October 31 to June 30.

(h)	Commencement of operations.

(i)	Calculated based upon average shares outstanding.

(j)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return.

(k)	Includes interest expense of 0.07%.

(l)	Includes interest expense of 0.39%.

86   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)		Net expenses (excluding dividend expenses for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

$7.35	1.70%	$51	1.30%		1.30%		1.47%	1.39%		1.39%		101%	—%

7.36	(20.91)	596	0.59		0.59		2.08	0.65		0.65		101	—
9.55	10.16 (j)	96,194	0.59		0.59		1.42	0.62		0.62		103	—
12.35	24.66	43,851	0.59		0.59		1.31	0.65		0.65		112	—
11.27	(1.47)	4,585	0.59		0.59		1.25	0.73		0.73		85	—

14.56	3.48	139	2.06		1.65		0.90	2.44		2.02		116	153

14.72	(19.89)	88,636	1.32		0.90		1.45	1.70		1.29		116	153
18.68	(7.90)	57,411	1.12		0.80		1.12	1.51		1.19		124	—
21.03	28.94	44,397	1.21		0.80		1.07	1.70		1.29		138	—
16.50	(1.08)	8,661	1.30		0.80		1.18	2.44		1.94		92	—

9.58	(20.51)	16	1.19	(k)	0.87	(k)	2.31	5.89	(k)	5.57	(k)	93	161

12.23	(18.22)	20	1.70	(l)	1.19	(l)	1.86	13.36	(l)	12.85	(l)	57	—

NOVEMBER 1, 2009   87

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

The Mid Cap Value Fund and the U.S. Equity Fund acquired the assets and liabilities of a series of One Group Mutual Funds (now known as JPMT II). The following disclosure is applicable to any JPMT II Fund or those Funds that acquired the assets and liabilities of a series of One Group Mutual Funds.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). JPMorgan Large Cap Value Fund, (a series of JPMT II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMT I) were subject to a Reduced Rate. “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates on various classes of the Reduced Rate Funds were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM or JPMIA that provide services to the Funds and other fees and expenses of the Funds.

88   J.P. MORGAN U.S. EQUITY FUNDS

The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM, JPMIA and/or their affiliates, as applicable.

	Class	Net Expense Ratio %	Gross Expense Ratio %
Large Cap Growth Fund	Class R2	1.49	1.80
	Class R5	0.79	0.99

Large Cap Value Fund	Class R2	1.47	1.47
	Class R5	0.70	0.70

Market Expansion Index Fund	Class R2	1.08	1.31

Mid Cap Growth Fund	Class R2	1.40	1.81

Mid Cap Value Fund	Class R2	1.51	1.70

Small Cap Growth Fund	Class R2	1.51	1.94

Small Cap Value Fund	Class R2	1.51	1.92
	Class R5	0.92	1.15

U.S. Equity Fund	Class R2	1.31	1.40
	Class R5	0.60	0.66

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/09, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM, JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

NOVEMBER 1, 2009   89

Legal Proceedings and Additional Fee and Expense Information (continued)

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JPMorgan Large Cap Growth Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$152	5.00%	3.51%	3.51%
October 31, 2011	189	10.25	6.82	3.20
October 31, 2012	195	15.76	10.24	3.20
October 31, 2013	202	21.55	13.77	3.20
October 31, 2014	208	27.63	17.41	3.20
October 31, 2015	215	34.01	21.17	3.20
October 31, 2016	222	40.71	25.04	3.20
October 31, 2017	229	47.75	29.04	3.20
October 31, 2018	236	55.13	33.17	3.20
October 31, 2019	244	62.89	37.44	3.20

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$81	5.00%	4.21%	4.21%
October 31, 2011	105	10.25	8.39	4.01
October 31, 2012	109	15.76	12.74	4.01
October 31, 2013	114	21.55	17.26	4.01
October 31, 2014	118	27.63	21.96	4.01
October 31, 2015	123	34.01	26.85	4.01
October 31, 2016	128	40.71	31.93	4.01
October 31, 2017	133	47.75	37.23	4.01
October 31, 2018	139	55.13	42.73	4.01
October 31, 2019	144	62.89	48.45	4.01

90   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Value Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$150	5.00%	3.53%	3.53%
October 31, 2011	155	10.25	7.18	3.53
October 31, 2012	160	15.76	10.97	3.53
October 31, 2013	166	21.55	14.89	3.53
October 31, 2014	172	27.63	18.94	3.53
October 31, 2015	178	34.01	23.14	3.53
October 31, 2016	184	40.71	27.49	3.53
October 31, 2017	191	47.75	31.99	3.53
October 31, 2018	197	55.13	36.65	3.53
October 31, 2019	204	62.89	41.47	3.53

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$72	5.00%	4.30%	4.30%
October 31, 2011	75	10.25	8.78	4.30
October 31, 2012	78	15.76	13.46	4.30
October 31, 2013	81	21.55	18.34	4.30
October 31, 2014	85	27.63	23.43	4.30
October 31, 2015	88	34.01	28.74	4.30
October 31, 2016	92	40.71	34.27	4.30
October 31, 2017	96	47.75	40.05	4.30
October 31, 2018	100	55.13	46.07	4.30
October 31, 2019	104	62.89	52.35	4.30

JPMorgan Market Expansion Index Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$110	5.00%	3.92%	3.92%
October 31, 2011	139	10.25	7.75	3.69
October 31, 2012	144	15.76	11.73	3.69
October 31, 2013	149	21.55	15.85	3.69
October 31, 2014	155	27.63	20.13	3.69
October 31, 2015	160	34.01	24.56	3.69
October 31, 2016	166	40.71	29.16	3.69
October 31, 2017	172	47.75	33.92	3.69
October 31, 2018	179	55.13	38.87	3.69
October 31, 2019	185	62.89	43.99	3.69

NOVEMBER 1, 2009   91

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Mid Cap Growth Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$143	5.00%	3.60%	3.60%
October 31, 2011	191	10.25	6.90	3.19
October 31, 2012	197	15.76	10.32	3.19
October 31, 2013	203	21.55	13.83	3.19
October 31, 2014	209	27.63	17.47	3.19
October 31, 2015	216	34.01	21.21	3.19
October 31, 2016	223	40.71	25.08	3.19
October 31, 2017	230	47.75	29.07	3.19
October 31, 2018	237	55.13	33.19	3.19
October 31, 2019	245	62.89	37.44	3.19

JPMorgan Mid Cap Value Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$154	5.00%	3.49%	3.49%
October 31, 2011	179	10.25	6.91	3.30
October 31, 2012	185	15.76	10.43	3.30
October 31, 2013	191	21.55	14.08	3.30
October 31, 2014	197	27.63	17.84	3.30
October 31, 2015	204	34.01	21.73	3.30
October 31, 2016	210	40.71	25.75	3.30
October 31, 2017	217	47.75	29.90	3.30
October 31, 2018	224	55.13	34.18	3.30
October 31, 2019	232	62.89	38.61	3.30

JPMorgan Small Cap Growth Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$154	5.00%	3.49%	3.49%
October 31, 2011	204	10.25	6.66	3.06
October 31, 2012	210	15.76	9.92	3.06
October 31, 2013	217	21.55	13.28	3.06
October 31, 2014	223	27.63	16.75	3.06
October 31, 2015	230	34.01	20.32	3.06
October 31, 2016	237	40.71	24.01	3.06
October 31, 2017	244	47.75	27.80	3.06
October 31, 2018	252	55.13	31.71	3.06
October 31, 2019	259	62.89	35.74	3.06

92   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Value Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$154	5.00%	3.49%	3.49%
October 31, 2011	202	10.25	6.68	3.08
October 31, 2012	208	15.76	9.96	3.08
October 31, 2013	214	21.55	13.35	3.08
October 31, 2014	221	27.63	16.84	3.08
October 31, 2015	228	34.01	20.44	3.08
October 31, 2016	235	40.71	24.15	3.08
October 31, 2017	242	47.75	27.97	3.08
October 31, 2018	249	55.13	31.91	3.08
October 31, 2019	257	62.89	35.98	3.08

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$94	5.00%	4.08%	4.08%
October 31, 2011	122	10.25	8.09	3.85
October 31, 2012	127	15.76	12.25	3.85
October 31, 2013	132	21.55	16.57	3.85
October 31, 2014	137	27.63	21.06	3.85
October 31, 2015	142	34.01	25.72	3.85
October 31, 2016	147	40.71	30.56	3.85
October 31, 2017	153	47.75	35.59	3.85
October 31, 2018	159	55.13	40.81	3.85
October 31, 2019	165	62.89	46.23	3.85

NOVEMBER 1, 2009   93

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan U.S. Equity Fund

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$133	5.00%	3.69%	3.69%
October 31, 2011	$148	10.25	7.42	3.60
October 31, 2012	$153	15.76	11.29	3.60
October 31, 2013	$159	21.55	15.30	3.60
October 31, 2014	$164	27.63	19.45	3.60
October 31, 2015	$170	34.01	23.75	3.60
October 31, 2016	$176	40.71	28.20	3.60
October 31, 2017	$183	47.75	32.82	3.60
October 31, 2018	$189	55.13	37.60	3.60
October 31, 2019	$196	62.89	42.55	3.60

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$61	5.00%	4.40%	4.40%
October 31, 2011	$70	10.25	8.93	4.34
October 31, 2012	$73	15.76	13.66	4.34
October 31, 2013	$77	21.55	18.59	4.34
October 31, 2014	$80	27.63	23.74	4.34
October 31, 2015	$83	34.01	29.11	4.34
October 31, 2016	$87	40.71	34.71	4.34
October 31, 2017	$91	47.75	40.56	4.34
October 31, 2018	$95	55.13	46.66	4.34
October 31, 2019	$99	62.89	53.02	4.34

94   J.P. MORGAN U.S. EQUITY FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-1520
1-202-551-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Growth Advantage Fund, Large Cap Growth Fund, Large Cap Value Fund, Market Expansion Index Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-21295.

Investment Company Act File No. for Large Cap Growth Fund, Large Cap Value Fund, Market Expansion Index Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-4236.

Investment Company Act File No. for Growth Advantage Fund is 811-5526.

Investment Company Act File No. for Mid Cap Value Fund is 811-8189.

©JPMorgan Chase & Co., 2009    All rights reserved. November 2009.

PR-EQR2R5-1109

Prospectus

J.P. Morgan U.S. Equity Funds

Ultra Shares

November 1, 2009

JPMorgan Disciplined Equity Fund*	Ticker: JDEUX
JPMorgan Small Cap Value Fund	Ticker: JSVUX

*	Ultra Shares are closed to new investors. Additional and new investments are permitted only as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan Disciplined Equity Fund	1
JPMorgan Small Cap Value Fund	4
More About the Funds	7
Additional Information about the Funds’ Investment Strategies	7
Investment Risks	7
Cash Positions	9
The Funds’ Management and Administration	10
How to Do Business with the Funds	12
Purchasing Fund Shares	12
Networking and Sub-Transfer Agency Fees	15
Exchanging Fund Shares	16
Redeeming Fund Shares	16
Shareholder Information	18
Distributions and Taxes	18
Shareholder Statements and Reports	19
Availability of Proxy Voting Record	19
Portfolio Holdings Disclosure	19
Risk and Reward Elements for the Funds	20
Financial Highlights	26
Legal Proceedings and Additional Fee and Expense Information	28
How to Reach Us	Back cover

JPMorgan Disciplined Equity Fund

Class/Ticker: Ultra/JDEUX

What is the goal of the Fund?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Fees and Expenses for Ultra Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Ultra
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	NONE
Remainder of Other Expenses	0.22
Total Other Expenses	0.22
Total Annual Fund Operating Expenses[1]	0.47
Fee Waivers and Expense Reimbursements[1]	(0.12)
Net Expenses[1]	0.35

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Ultra Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.35% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
ULTRA SHARES ($)	36	139	251	580

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 92% of the average value of its portfolio.

NOVEMBER 1, 2009   1

JPMorgan Disciplined Equity Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. In implementing this strategy, the Fund primarily invests in the common stocks of U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of September 30, 2009, the market capitalizations of the companies in the S&P 500 Index ranged from $1 billion to $330 billion. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Investment Process: In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years — which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

The Fund’s Main Investment Risks

The Fund is subject to management risk, and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the

2   J.P. MORGAN U.S. EQUITY FUNDS

Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS*

Best Quarter	2nd quarter, 2003	15.56%
Worst Quarter	4th quarter, 2008	–21.36%

The Fund’s year-to-date total return through 9/30/09 was 23.46%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA SHARES
Return Before Taxes	(36.62)%	(2.25)%	(2.07)%
Return After Taxes on Distributions	(36.84)	(2.50)	(2.51)
Return After Taxes on Distributions and Sale of Fund Shares	(23.43)	(1.81)	(1.83)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(37.00)	(2.19)	(1.38)

LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	(37.07)	(2.73)	(1.90)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Ultra Shares were launched on 3/24/03. Historical performance shown in the bar chart prior to 1/1/04 and prior to their inception for the table is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/99 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were similar to the expenses of, the Ultra Shares). During these periods, the actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Institutional Class Shares and the above-referenced feeder.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Raffaele Zingone	2002	Vice President
Terance Chen	2005	Vice President
Scott Blasdell	2009	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Ultra Shares
To establish an account	$20,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   3

JPMorgan Small Cap Value Fund

Class/Ticker: Ultra/JSVUX

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

Fees and Expenses for Ultra Shares of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Ultra
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	NONE
Remainder of Other Expenses	0.40
Total Other Expenses	0.40
Acquired Fund Fees and Expenses	0.01
Total Annual Operating Expenses[1]	1.06
Fee Waivers and Expense Reimbursements[1]	(0.19)
Net Expenses[1]	0.87

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 0.86% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
ULTRA SHARES ($)	89	318	566	1,277

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 33% of the average value of its portfolio.

4   J.P. MORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. As of September 30, 2009, the market capitalizations of the companies in the Russell 2000 Value Index ranged from $37 million to $3.6 billion. In reviewing investment opportunities for the Fund, its adviser uses a value-oriented approach. In implementing its main strategies, the Fund’s equity investments are primarily in common stocks and real estate investment trust (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Real Estate Securities Risk.  The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Value Index and Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

NOVEMBER 1, 2009   5

JPMorgan Small Cap Value Fund (continued)

  YEAR-BY-YEAR RETURNS*

Best Quarter	4th quarter, 2001	21.34%
Worst Quarter	4th quarter, 2008	–25.48%

The Fund’s year-to-date total return through 9/30/09 was 19.16%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)*

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA SHARES
Return Before Taxes	(29.67)%	(0.01)%	6.04%
Return After Taxes on Distributions	(30.66)	(1.90)	4.59
Return After Taxes on Distributions and Sale of Fund Shares	(18.05)	0.28	5.20

RUSSELL 2000® VALUE INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(28.92)	0.27	6.11

LIPPER SMALL-CAP VALUE FUNDS INDEX (Reflects No Deduction for Taxes)	(32.82)	(0.53)	5.87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Ultra Shares commenced operations on 2/22/05. Historical performance shown in the bar chart prior to 1/1/06 and prior to their inception for the table is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares. The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund.

Portfolio Management

JPMorgan Investment Advisors Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Blum	2005	Managing Director
Dennis Ruhl	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Ultra Shares
To establish an account	$5,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6   J.P. MORGAN U.S. EQUITY FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Each Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock.

The main investment strategies for each Fund may also include

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

•	exchange-traded funds (ETFs) which are registered investment companies that seek to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries

•	affiliated money market funds

•	foreign securities, often in the form of depositary receipts

•	derivatives, including futures, options and swaps

•	securities lending

Each Fund may utilize these investment strategies to a greater or lesser degree. The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary.

The frequency with which a Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVE

An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Small Cap Value Fund is fundamental. The investment objective for the Disciplined Equity Fund can be changed without the consent of a majority of the outstanding shares of that Fund.

INVESTMENT RISKS

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Value Investing Risk.  (applicable to Small Cap Value Fund) Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. A Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks. To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection

NOVEMBER 1, 2009   7

More About the Funds (continued)

and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, a Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk. (Small Cap Company and Mid Cap Company Risk) Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. Certain Funds engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. With respect to the Small Cap Value Fund, in situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause a Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Redemption Risk. A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk.  A Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Derivatives Risk.  The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.

8   J.P. MORGAN U.S. EQUITY FUNDS

The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, a Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

NOVEMBER 1, 2009   9

The Funds’ Management and Administration

The JPMorgan Disciplined Equity Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust.

The JPMorgan Small Cap Value Fund is a series of JPMorgan Trust II (JPMT II), a Delaware statutory trust.

The trustees of JPMT I and JPMT II are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMorgan Disciplined Equity Fund, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/09, JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Disciplined Equity Fund	0.22%
JPMorgan Small Cap Value Fund	0.52

A discussion of the basis the Boards of Trustees of JPMT I and JPMT II used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Disciplined Equity Fund

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, Raffaele Zingone, Vice President of JPMIM and a CFA charterholder, and Scott Blasdell, Managing Director of JPMIM and a CFA charterholder. Mr. Chen has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1994. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991. Mr. Blasdell has been a portfolio manager on the Structured Equity Team since 2008 and prior to that time he was a portfolio manager for JPMIM’s REIT strategies. Mr. Blasdell has been an employee of JPMIM since 1999.

Small Cap Value Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. As Chief Investment Officer, he is responsible for the behavioral small cap strategies, including the Fund. Information about Mr. Blum is discussed earlier in this section. Also a member of, and leading the portfolio management team, is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Distributor

JPMorgan Distribution Services, Inc. (JPMDS) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

10   J.P. MORGAN U.S. EQUITY FUNDS

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 1, 2009   11

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Ultra Shares may be purchased by investors:

•	whose investments in a Fund are made and directed on their behalf by investment representatives at JPMIA, JPMIM, or JPMorgan Chase or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account); and

•	whose Discretionary Account’s initial investment in the Fund is at least $20,000,000 for the Disciplined Equity Fund and $5,000,000 for the Small Cap Value Fund.

Ultra Shares also may be purchased by 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A.

Ultra Shares also may be purchased by the JPMorgan Access Funds.

Accounts may be opened with the Fund’s transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

Ultra Shares are not subject to a sales charge or Rule 12b-1 fees.

Ultra Shares have lower annual expense ratios than Institutional Class and Select Class Shares as the Ultra Shares have no ongoing shareholder service fees.

Each Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

What does it mean that the Ultra Shares of the Disciplined Equity Fund are publicly offered on a limited basis?

The Ultra Shares of the Disciplined Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Ultra Shares of the Fund except as described below:

•	Current shareholders may continue to purchase additional shares of the Fund either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record may add to their accounts through exchanges from other J.P. Morgan Funds for shares of the Fund;

•	Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) currently offering the Fund may open new participant accounts in the Fund and purchase additional shares in existing participant accounts.

If all Ultra Shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder’s account will be closed. Such former Ultra shareholders will not be able to buy additional Ultra Shares nor reopen their Ultra Shares accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase Ultra Shares of the Fund, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at

12   J.P. MORGAN U.S. EQUITY FUNDS

that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

NOVEMBER 1, 2009   13

How to Do Business with the Funds (continued)

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Ultra Shares of the Small Cap Value Fund are subject to a $5,000,000 minimum investment requirement, and Ultra Shares of the Disciplined Equity Fund are subject to a $20,000,000 minimum, for all investors except JPMorgan Access Funds and 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within

14   J.P. MORGAN U.S. EQUITY FUNDS

the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to

NOVEMBER 1, 2009   15

How to Do Business with the Funds (continued)

time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Ultra Shares of a Fund may be exchanged for Ultra Shares of another J.P. Morgan Fund or for another class of the same Fund, subject to any investment minimum or eligibility requirements.

The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund generally is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

16   J.P. MORGAN U.S. EQUITY FUNDS

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Funds will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2009   17

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Funds generally distribute net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain REIT securities, debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

18   J.P. MORGAN U.S. EQUITY FUNDS

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which investment income and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2009   19

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

20   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase the Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; Small Cap Value Fund may use derivatives in an effort to produce increased gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolio
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2009   21

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies help to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  The Funds anticipate that total foreign investments will not exceed 20% of total assets
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

22   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

NOVEMBER 1, 2009   23

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

24   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

NOVEMBER 1, 2009   25

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Ultra

							Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Disciplined Equity Fund
Year Ended June 30, 2009	$15.45	$0.37	(g)(h)	$(3.94	)(h)	$(3.57)	$(0.36)	$—	$(0.36)
Year Ended June 30, 2008	18.47	0.31	(g)	(3.02)		(2.71)	(0.31)	—	(0.31)
Year Ended June 30, 2007	15.33	0.26	(g)	3.17		3.43	(0.29)	—	(0.29)
January 1, 2006 through June 30, 2006 (e)	15.15	0.12	(g)	0.18		0.30	(0.12)	—	(0.12)
Year Ended December 31, 2005	14.79	0.21	(g)	0.36		0.57	(0.21)	—	(0.21)
Year Ended December 31, 2004	13.50	0.22		1.30		1.52	(0.23)	—	(0.23)

Small Cap Value Fund
Year Ended June 30, 2009	18.09	0.24	(g)	(5.11	)(j)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(g)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(g)	3.81		4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(g)	3.19		3.40	(0.22)	(4.20)	(4.42)
February 22, 2005 (f) to June 30, 2005	24.63	0.12		0.92		1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total return would have been (23.75)%, the net investment income (loss) per share would have been $0.30, the net realized and unrealized gains (losses) on investments per share would have been $(3.99), and the net investment income (loss) ratio would have been 2.52% for Ultra Shares.

(i)	Amount rounds to less than $0.01.

(j)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(k)	Includes a gain resulting from a payment by an affiliate. The affect is less than 0.01% on total return.

26   J.P. MORGAN U.S. EQUITY FUNDS

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$11.52	(22.95	)%(h)	$83,583	0.35%	3.09	%(h)	0.47%	92%
—	15.45	(14.78)		112,725	0.35	1.76		0.42	72
—	18.47	22.53		135,785	0.35	1.55		0.42	59
—(i)	15.33	1.95		153,648	0.35	1.62		0.45	34
—	15.15	3.87		125,344	0.35	1.41		0.43	44
—	14.79	11.33		102,817	0.35	1.59		0.55	49

—	11.95	(26.59	)(j)	18,137	0.86	1.80		1.05	33
—	18.09	(18.16	)(k)	28,433	0.86	1.21		0.91	35
—	25.34	17.19		59,684	0.84	0.86		0.85	38
—	24.55	14.52		58,933	0.85	0.83		0.85	45
—	25.57	4.21		33,520	0.82	1.30		0.86	57

NOVEMBER 1, 2009   27

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE
INFORMATION AFFECTING THE JPMT II FUND

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). None of the Ultra Shares of the Funds offered in this Prospectus are subject to a Reduced Rate. “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates on various classes of the Reduced Rate Funds were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

28   J.P. MORGAN U.S. EQUITY FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and its affiliates, as applicable.

Fund	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Small Cap Value Fund	Ultra	0.87%	1.06%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/09, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and its affiliates; and the Gross Expense Ratio thereafter.

“Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JPMorgan Small Cap Value Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2010	$89	5.00%	4.13%	4.13%
October 31, 2011	113	10.25	8.23	3.94
October 31, 2012	117	15.76	12.50	3.94
October 31, 2013	122	21.55	16.93	3.94
October 31, 2014	126	27.63	21.54	3.94
October 31, 2015	131	34.01	26.33	3.94
October 31, 2016	137	40.71	31.30	3.94
October 31, 2017	142	47.75	36.48	3.94
October 31, 2018	148	55.13	41.85	3.94
October 31, 2019	153	62.89	47.44	3.94

NOVEMBER 1, 2009   29

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-1520
1-202-551-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Small Cap Value Fund is 811-4236.

Investment Company Act File No. for the Disciplined Equity Fund is 811-21295.

©JPMorgan Chase & Co. 2009    All rights reserved. November 2009.

PR-EQU-1109

Prospectus

J.P. Morgan U.S. Equity Funds

Class A, Class C and Select Class Shares

November 1, 2009

JPMorgan Dynamic Growth Fund*
JPMorgan Value Discovery Fund*

*	The Funds do not have an exchange ticker symbol because they currently are not offered to the general public.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan Dynamic Growth Fund	1
JPMorgan Value Discovery Fund	5
More About the Funds	9
Additional Information about the Funds’ Investment Strategies	9
Fundamental Investment Objective	9
Investment Risks	9
Cash Positions	12
The Funds’ Management and Administration	13
How to Do Business with the Funds	15
Purchasing Fund Shares	15
Sales Charges	19
Rule 12b-1 Fees	23
Networking and Sub-Transfer Agency Fees	24
Exchanging Fund Shares	24
Redeeming Fund Shares	25
Shareholder Information	28
Distributions and Taxes	28
Shareholder Statements and Reports	29
Availability of Proxy Voting Record	29
Portfolio Holdings Disclosure	29
Risk and Reward Elements for the Funds	30
Financial Highlights	36
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	40
How to Reach Us	Back cover

JPMorgan Dynamic Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 19 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES  (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the
value of your investment)

	Class A	Class C	Select Class
Management Fees	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	6.17	6.17	6.17
Total Other Expenses	6.42	6.42	6.42
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	7.28	7.78	7.03
Fee Waivers and Expense Reimbursements[1]	(6.02)	(6.02)	(6.02)
Net Expenses[1]	1.26	1.76	1.01

1	The Fund’s adviser, administrator and the distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Operating Expenses of Class A, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.75% and 1.00%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   1

JPMorgan Dynamic Growth Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST
WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	2,045	3,381	6,463
CLASS C SHARES ($)	279	1,741	3,217	6,564
SELECT CLASS SHARES ($)	103	1,536	2,911	6,111

IF YOU DO NOT SELL YOUR SHARES, YOUR
COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	647	2,045	3,381	6,463
CLASS C SHARES ($)	179	1,741	3,217	6,564
SELECT CLASS SHARES ($)	103	1,536	2,911	6,111

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 73% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests primarily in equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth. Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund’s adviser will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. The adviser looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may also trade at higher multiples of current earnings, compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby

2   J.P. MORGAN U.S. EQUITY FUNDS

causing the Fund to be more volatile than it would be if it had not used derivatives.

Foreign Securities Risk.  Investments in foreign issuers are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	4.99%
Worst Quarter	4th quarter, 2008	–24.70%

The Fund’s year-to-date total return through 9/30/09 was 30.40%.

NOVEMBER 1, 2009   3

JPMorgan Dynamic Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS
(WITH MAXIMUM SALES CHARGES)

(For the period ended December 31, 2008)

	Past 1 Year	Life of Fund[1] (since 11/30/07)
SELECT CLASS SHARES
Return Before Taxes	(42.17)%	(39.13)%
Return After Taxes on Distributions	(42.17)	(39.14)
Return After Taxes on Distributions and Sale of Fund Shares	(27.41)	(33.15)

CLASS A SHARES
Return Before Taxes	(45.34)	(42.21)

CLASS C SHARES
Return Before Taxes	(43.63)	(39.60)

RUSSELL 1000® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	(36.31)

LIPPER LARGE-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(41.39)	(38.88)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Subsequent to the inception of the Fund on 11/30/07, the Fund has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2007	Managing Director
Greg Luttrell	2007	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4   J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Value Discovery Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

Fees and Expenses for Class A, Class C and Select Class Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan U.S. Equity Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 19 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 81 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES  (Fees paid directly from your investment)

	Class A	Class C	Select Class
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	5.25%	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	1.00%	NONE

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the
value of your investment)

	Class A	Class C	Select Class
Management Fees	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	7.05	7.04	7.05
Total Other Expenses	7.30	7.29	7.30
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Total Annual Fund Operating Expenses[1]	8.21	8.70	7.96
Fee Waivers and Expense Reimbursements1	(7.00)	(6.99)	(7.00)
Net Expenses[1]	1.21	1.71	0.96

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Operating Expenses of Class A Shares, Class C Shares and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.20%, 1.70% and 0.95%, respectively, of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

NOVEMBER 1, 2009   5

JPMorgan Value Discovery Fund (continued)

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST
WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	642	2,205	3,670	6,939
CLASS C SHARES ($)	274	1,905	3,511	7,033
SELECT CLASS SHARES ($)	98	1,706	3,219	6,629

IF YOU DO NOT SELL YOUR SHARES, YOUR COST
WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	642	2,205	3,670	6,939
CLASS C SHARES ($)	174	1,905	3,511	7,033
SELECT CLASS SHARES ($)	98	1,706	3,219	6,629

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 85% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will be invested primarily in equity securities, including common stocks, convertible securities and preferred stock, of large U.S. companies. These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations. Market capitalization is the total market value of a company’s shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s income or gain. With respect to its use of derivatives, the Fund primarily intends to invest in options on securities, by buying and selling both call and put options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund will sell primarily covered call options or cash-secured put options. A call option is covered if the writer owns the underlying security. For a cash-secured put option, the writer segregates or earmarks permissible collateral equal to the exercise price.

Investment Process: In managing the Fund, the adviser seeks to generate returns in excess of the returns of the Russell 1000® Value Index over a complete market cycle by investing in companies whose securities are undervalued when purchased but which have the potential to realize their intrinsic value per share. This approach helps the adviser to identify companies with leading competitive positions, management teams committed to increasing shareholder value, and attractive internal reinvestment opportunities (i.e., the company has the ability to allocate its free cash flows to organic growth opportunities with attractive potential profit margins). The Fund will also utilize non-traditional securities such as options and convertible securities to enhance its potential payoff, alter the Fund’s risk profile or generate income for the Fund.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or the discovery of new investment opportunities with higher expected returns. Finally, the adviser may also sell a security that the adviser no longer considers undervalued.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a

6   J.P. MORGAN U.S. EQUITY FUNDS

company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Options Risk. In addition to the risks associated with derivatives, options pose other risks. Options prices may not correlate with the underlying securities, inhibiting the result the adviser hoped to achieve. Successful outcomes for options can be highly dependent on the skill and judgment of the adviser. They may also become illiquid, and option exchanges may even prevent trading during excessive volatility or price swings. Options are further subject to the risk that the counterparty will not fulfill its obligations.

As the writer of a covered call option, the Fund forgoes the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the writer of a put option, the Fund’s potential gain is limited to distributions earned on the liquid assets securing the put option plus the premium received, and the potential loss is equal to the entire exercise price minus the put premium.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Smaller Cap Company Risk.  Because the Fund may invest in companies of all capitalizations, the Fund’s risks increase as it invests more heavily in small cap and mid cap companies. Investments in securities of smaller companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–3.47%
Worst Quarter	4th quarter, 2008	–20.90%

The Fund’s year-to-date total return through 9/30/09 was 23.69%.

NOVEMBER 1, 2009   7

JPMorgan Value Discovery Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS
(WITH MAXIMUM SALES CHARGES)

(For the period ended December 31, 2008)

	Past 1 Year	Life of Fund[1] (since 9/28/07)
SELECT CLASS A SHARES
Return Before Taxes	(35.78)%	(34.52)%
Return After Taxes on Distributions	(35.93)	(34.68)
Return After Taxes on Distributions and Sale of Fund Shares	(22.98)	(29.04)

CLASS A SHARES
Return Before Taxes	(39.31)	(37.43)

CLASS C SHARES
Return Before Taxes	(37.28)	(35.02)

RUSSELL 1000® VALUE INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(34.00)

LIPPER LARGE-CAP VALUE FUNDS INDEX (Reflects No Deduction for Taxes)	(37.00)	(35.50)

After-tax returns are shown for only the Select Class Shares, and not the other classes shown, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Subsequent to the inception of the Fund on 9/28/07, the Fund has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Brian K. Green	2007	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8   J.P. MORGAN U.S. EQUITY FUNDS

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Each Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock.

The main investment strategies for each Fund may also include

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

o	exchange-traded funds (ETFs) which are registered investment companies that seek to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries

o	affiliated money market funds

•	foreign securities, often in the form of depositary receipts

•	derivatives, including futures, options and swaps

Each Fund may utilize these investment strategies to a greater or lesser degree. The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary.

The frequency with which a Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVE

An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Funds’ investment objectives are not fundamental and can be changed without the consent of a majority of the outstanding shares of that Fund.

Value Discovery Fund

With respect to its use of derivatives, the Fund intends to invest in options on securities. In particular, the Fund intends to buy and sell both call and put options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund will sell primarily covered call options and cash-secured put options. A call option is covered if the writer owns the underlying security or has the right to acquire such securities. For a cash-secured put option, the writer segregates or earmarks permissible collateral equal to the exercise price.

Options contracts can be bought or sold for a number of reasons, including:

•	to manage exposure to changes in securities prices;

•	as an efficient means of increasing or decreasing overall fund exposure to a specific part of the market or an index;

•	in an effort to enhance income;

•	to protect the value of portfolio securities;

•	to increase the return to risk ratio for a particular investment; or

•	to serve as a cash management tool.

When the Fund sells an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received. When a call option sold by the Fund is exercised, the Fund will receive the premium but will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option sold by the Fund is exercised, the Fund will be required to purchase the underlying securities at the exercise price.

INVESTMENT RISKS

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” for each fund at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Derivatives Risk.  The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more

NOVEMBER 1, 2009   9

More About the Funds (continued)

sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s or underlying fund’s potential for loss.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks.  To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk.  (Small Cap Company and Mid Cap Company Risk) Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk.  A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or

10   J.P. MORGAN U.S. EQUITY FUNDS

frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk.  A Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Dynamic Growth Fund

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Value Discovery Fund

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even is the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

NOVEMBER 1, 2009   11

More About the Funds (continued)

CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

12   J.P. MORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The Funds are series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 6/30/09, the Funds paid JPMIM a management fee (net of waivers), as shown below, as a percentage of average daily net assets:

Dynamic Growth Fund	0.00%
Value Discovery Fund	0.00

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for each Fund is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Dynamic Growth Fund

The portfolio management team is led by Christopher Jones, Managing Director of JPMIM, and Greg Luttrell, Vice President of JPMIM. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Luttrell joined the adviser in September 2007 after having worked as a portfolio manager at Teachers Advisors, Inc., a subsidiary of Teachers Insurance and Annuity Association (TIAA), since 2001.

Value Discovery Fund

The portfolio management team is led by Brian K. Green, Vice President and a CFA charterholder. Mr. Green has been a portfolio manager since 1998 and an employee of JPMIM or its affiliates since 1994.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class C and Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial

NOVEMBER 1, 2009   13

The Funds’ Management and Administration (continued)

planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

14   J.P. MORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among

NOVEMBER 1, 2009   15

How to Do Business with the Funds (continued)

the J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the J.P. Morgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class C and Select Class Shares. Class A and Class C Shares are available to the general public. Select Class Shares are available to those investors meeting the Fund’s minimum and eligibility requirements.

Each share class has different sales charges and/or expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

16   J.P. MORGAN U.S. EQUITY FUNDS

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Select Class Shares

Select Class Shares do not have any sales charges or Rule 12b-1 fees. You must meet the minimum investment and eligibility requirements to purchase Select Class Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

If you are eligible to purchase Select Class Shares, they would generally be the best choice because they offer the lowest expenses of the share classes offered in this prospectus.

You should also consider the Rule 121-b fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s direct investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s or an underlying fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the J.P. Morgan Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

NOVEMBER 1, 2009   17

How to Do Business with the Funds (continued)

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you.

Decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other J.P. Morgan Funds in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain J.P. Morgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, without regard to this minimum. Officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available for Class A and Class C Shares under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through J.P. Morgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?”

18   J.P. MORGAN U.S. EQUITY FUNDS

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. E.T. on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

In which shares can I automatically invest on a systematic basis?

You may purchase only additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $500 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell Class A and Class C Shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables below shows the sales charges for Class A and Class C Shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Select Class Shares have no such sales charges. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

NOVEMBER 1, 2009   19

How to Do Business with the Funds (continued)

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS1

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the J.P. Morgan Funds in which you invest (as described below) even if such J.P. Morgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all J.P. Morgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the J.P. Morgan Funds that you would like to have one or more J.P. Morgan Funds linked together for purposes of reducing the initial sales charge.

•	Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a J.P. Morgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to

20   J.P. MORGAN U.S. EQUITY FUNDS

verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the J.P. Morgan Funds may verify (1) the number of shares of the J.P. Morgan Funds held in your account(s) with the J.P. Morgan Funds, (2) the number of shares of the J.P. Morgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the J.P. Morgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•	Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A Shares of one or more J.P. Morgan Funds. You may then combine purchases of Class A Shares of one or more J.P. Morgan Funds you make over the next 13 months with any combined balances of Class A, Class B and Class C Shares held as of the date of the Letter of Intent and pay the same sales charge on the new Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid pursuant to the Letter of Intent, but the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

NOVEMBER 1, 2009   21

How to Do Business with the Funds (continued)

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain group retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a J.P. Morgan Fund or acquired in an exchange of Select Class Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a J.P. Morgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another J.P. Morgan Fund.

10.	Bought in connection with plans of reorganizations of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a J.P. Morgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any up front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate

22   J.P. MORGAN U.S. EQUITY FUNDS

historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No CDSC is imposed on redemptions of Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Redemptions made due to the death of a shareholder or made within one year of initial qualification for Social Security disability payments. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). With respect to a shareholder’s disability, the redemption must be made within one year of such death or disability. This waiver is only available for accounts open prior to the shareholder’s death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received with the plan of reorganization.

8.	Exchanged for Class C Shares of other J.P. Morgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 for Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of these shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

NOVEMBER 1, 2009   23

How to Do Business with the Funds (continued)

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another J.P. Morgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a J.P. Morgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Limited Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another J.P. Morgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other J.P. Morgan Fund may be exchanged for Class C Shares of another J.P. Morgan Fund, other than for Class C Shares of the Short Term Bond Funds.

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-480-4111 for complete instructions.

Select Class Shares of the Fund may be exchanged for Select Class Shares of another J.P. Morgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The J.P. Morgan Funds do not charge a fee for this privilege. In addition, the J.P. Morgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” and below.

If you exchange Class C Shares of a Fund for Class C Shares, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

24   J.P. MORGAN U.S. EQUITY FUNDS

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

There are no sales charges applicable for Select Class Shares.

Are exchanges taxable?

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund generally is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes, before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address

NOVEMBER 1, 2009   25

How to Do Business with the Funds (continued)

of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes, for Class A and Class C Shares only.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC, if applicable. For information on minimum required balances,

26   J.P. MORGAN U.S. EQUITY FUNDS

please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2009   27

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Dynamic Growth Fund generally distributes net investment income, if any, at least annually. The Value Discovery Fund generally distributes net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will be taxable generally to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund will be limited generally to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

A Fund’s investments in certain REIT securities, debt securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary

28   J.P. MORGAN U.S. EQUITY FUNDS

income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2009   29

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Each Fund is non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the section titled “What are the Fund’s main investment strategies?”, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

30   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Derivatives*
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Funds’ investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets, and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if the management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; the Funds may also use derivatives in an effort to produce increased gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2009   31

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns
• The Funds anticipate that total foreign investments will not exceed 20% of total assets.

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

32   J.P. MORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies help to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

NOVEMBER 1, 2009   33

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities and forward commitments
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

34   J.P. MORGAN U.S. EQUITY FUNDS

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NOVEMBER 1, 2009   35

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Dynamic Growth Fund
Class A
Year Ended June 30, 2009	$14.07	$(0.04)	$(4.12)	$(4.16)	$—
November 30, 2007 (f) through June 30, 2008	15.00	(0.05)	(0.88)	(0.93)	— (g)

Class C
Year Ended June 30, 2009	14.04	(0.09)	(4.11)	(4.20)	—
November 30, 2007 (f) through June 30, 2008	15.00	(0.09)	(0.87)	(0.96)	—

Select Class
Year Ended June 30, 2009	14.09	(0.01)	(4.13)	(4.14)	—
November 30, 2007 (f) through June 30, 2008	15.00	(0.03)	(0.87)	(0.90)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Due to size of net assets and fixed expenses, ratios may appear disproportionate.

(f)	Commencement of operations.

(g)	Amount rounds to less than $0.01.

36   J.P. MORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$9.91	(29.57)%	$66	1.25%	(0.37)%	7.27%	73%
14.07	(6.17)	94	1.25	(0.60)	7.36	24

9.84	(29.91)	66	1.75	(0.87)	7.77	73
14.04	(6.40)	94	1.75	(1.10)	7.86	24

9.95	(29.38)	1,842	1.00	(0.12)	7.02	73
14.09	(6.02)	2,608	1.00	(0.35)	7.11	24

NOVEMBER 1, 2009   37

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Value Discovery Fund
Class A
Year Ended June 30, 2009	$11.94	$0.15	$(2.83)	$(2.68)	$(0.15)
September 28, 2007 (f) through June 30, 2008	15.00	0.08	(3.07)	(2.99)	(0.07)

Class C
Year Ended June 30, 2009	11.94	0.10	(2.82)	(2.72)	(0.11)
September 28, 2007 (f) through June 30, 2008	15.00	0.03	(3.06)	(3.03)	(0.03)

Select Class
Year Ended June 30, 2009	11.94	0.17	(2.83)	(2.66)	(0.17)
September 28, 2007 (f) through June 30, 2008	15.00	0.10	(3.06)	(2.96)	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(f)	Commencement of operations.

(g)	Includes earnings credits of 0.11%.

38   J.P. MORGAN U.S. EQUITY FUNDS

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$9.11	(22.40)%	$62	1.20%		1.57%	8.20%	85%
11.94	(19.92)	80	1.20	(g)	0.79	7.07	42

9.11	(22.79)	62	1.70		1.07	8.69	85
11.94	(20.23)	80	1.70	(g)	0.29	7.57	42

9.11	(22.21)	1,732	0.95		1.82	7.95	85
11.94	(19.76)	2,226	0.95	(g)	1.05	6.81	42

NOVEMBER 1, 2009   39

Legal Proceedings Relating to Banc One Investment Advisors Corporation and
Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Funds whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

40   J.P. MORGAN U.S. EQUITY FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Funds’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-1520
1-202-551-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Funds is 811-21295

©JPMorgan Chase & Co., 2009    All rights reserved. November 2009.

PR-EQSEEDACS-1109

Prospectus

J.P. Morgan U.S. Equity Funds

Class R5 Shares

November 1, 2009

JPMorgan Dynamic Growth Fund*
JPMorgan Value Discovery Fund*

*	The Funds do not have an exchange ticker symbol because they currently are not offered to the general public.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summaries:
JPMorgan Dynamic Growth Fund	1
JPMorgan Value Discovery Fund	4
More About the Funds	8
Additional Information About the Funds’ Investment Strategies	8
Fundamental Investment Objective	8
Investment Risks	8
Cash Positions	11
The Funds’ Management and Administration	12
How to Do Business with the Funds	14
Purchasing Fund Shares	14
Networking and Sub-Transfer Agency Fees	17
Exchanging Fund Shares	17
Redeeming Fund Shares	17
Shareholder Information	19
Distributions and Taxes	19
Shareholder Statements and Reports	20
Availability of Proxy Voting Record	20
Portfolio Holdings Disclosure	20
Risk and Reward Elements for the Funds	22
Financial Highlights	28
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	30
How to Reach Us	Back cover

JPMorgan Dynamic Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth.

Fees and Expenses for Class R5 Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the
value of your investment)

Class R5
Management Fees	0.60%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.05
Remainder of Other Expenses	6.17
Total Other Expenses	6.22
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses[1]	6.83
Fee Waivers and Expense Reimbursements[1]	(6.02)
Net Expenses[1]	0.81

1	The Fund’s adviser, administrator and the distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	83	1,480	2,827	5,983

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 73% of the average value of its portfolio.

NOVEMBER 1, 2009   1

JPMorgan Dynamic Growth Fund (continued)

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests primarily in equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth. Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s gain.

Investment Process: The Fund’s adviser will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. The adviser looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings, compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Foreign Securities Risk.  Investments in foreign issuers are subject to additional risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R5 Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the

2   JPMORGAN U.S. EQUITY FUNDS

mutual funds included in the index. Unlike the other index, the Lipper index does include the expense of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	5.06%
Worst Quarter	4th quarter, 2008	–24.66%

The Fund’s year-to-date total return through 9/30/09 was 30.67%.

AVERAGE ANNUAL TOTAL RETURNS (%)

(For the period ended December 31, 2008)

	Past 1 Year	Life of Fund[1] (since 11/30/07)
CLASS R5 SHARES
Return Before Taxes	(42.04)%	(38.99)%
Return After Taxes on Distributions	(42.04)	(39.00)
Return After Taxes on Distributions and Sale of Fund Shares	(27.32)	(33.04)

RUSSELL 1000® GROWTH INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(38.44)	(36.31)

LIPPER LARGE-CAP GROWTH FUNDS INDEX (Reflects No Deduction for Taxes)	(41.39)	(38.88)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Subsequent to the inception of the Fund on 11/30/07, the Fund has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Christopher Jones	2007	Managing Director
Greg Luttrell	2007	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   3

JPMorgan Value Discovery Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

Fees and Expenses for Class R5 Shares of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the
value of your investment)

Class R5
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses
Shareholder Service Fees	0.05
Remainder of Other Expenses	7.05
Total Other Expenses	7.10
Acquired Fund Fees and Expenses	0.01
Total Annual Operating Expenses[1]	7.76
Fee Waivers and Expense Reimbursements[1]	(7.00)
Net Expenses[1]	0.76

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of their average daily net assets. This contract continues through 10/31/10, at which time the Service Providers will determine whether or not to renew or revise it.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s expenses are equal to the net expenses shown in the fee table through 10/31/10 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS R5 SHARES ($)	78	1,651	3,139	6,514

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 85% of the average value of its portfolio.

4   JPMORGAN U.S. EQUITY FUNDS

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will be invested primarily in equity securities, including common stocks, convertible securities and preferred stock, of large U.S. companies. These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations. Market capitalization is the total market value of a company’s shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund’s income or gain. With respect to its use of derivatives, the Fund primarily intends to invest in options on securities, by buying and selling both call and put options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund will sell primarily covered call options or cash-secured put options. A call option is covered if the writer owns the underlying security. For a cash-secured put option, the writer segregates or earmarks permissible collateral equal to the exercise price.

Investment Process: In managing the Fund, the adviser seeks to generate returns in excess of the returns of the Russell 1000® Value Index over a complete market cycle by investing in companies whose securities are undervalued when purchased but which have the potential to realize their intrinsic value per share. This approach helps the adviser to identify companies with leading competitive positions, management teams committed to increasing shareholder value, and attractive internal reinvestment opportunities (i.e., the company has the ability to allocate its free cash flows to organic growth opportunities with attractive potential profit margins). The Fund will also utilize non-traditional securities such as options and convertible securities to enhance its potential payoff, alter the Fund’s risk profile or generate income for the Fund.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or the discovery of new investment opportunities with higher expected returns. Finally, the adviser may also sell a security that the adviser no longer considers undervalued.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives.

Options Risk.  In addition to the risks associated with derivatives, options pose other risks. Options prices may not correlate with the underlying securities, inhibiting the result the adviser hoped to achieve. Successful outcomes for options can be highly dependent on the skill and judgment of the adviser. They may also become illiquid, and option exchanges may even prevent trading during excessive volatility or price swings. Options are further subject to the risk that the counterparty will not fulfill its obligations.

As the writer of a covered call option, the Fund forgoes the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the writer of a put option, the Fund’s potential gain is limited to distributions earned on the liquid assets securing the put option plus the premium received, and the potential loss is equal to the entire exercise price minus the put premium.

Value Investing Risk.  A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing

NOVEMBER 1, 2009   5

JPMorgan Value Discovery Fund (continued)

interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Smaller Cap Company Risk.  Because the Fund may invest in companies of all capitalizations, the Fund’s risks increase as it invests more heavily in small cap and mid cap companies. Investments in securities of smaller companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than securities of larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class R5 Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Unlike the other index, the Lipper index does include the expense of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2008	–3.50%
Worst Quarter	4th quarter, 2008	–20.86%

The Fund’s year-to-date total return through 9/30/09 was 23.87%.

AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2008)

	Past 1 Year	Life of Fund[1] (since 9/28/07)
CLASS R5 SHARES
Return Before Taxes	(35.64)%	(34.38)%
Return After Taxes on Distributions	(35.82)	(34.57)
Return After Taxes on Distributions and Sale of Fund Shares	(22.86)	(28.93)

RUSSELL 1000® VALUE INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(36.85)	(34.00)

LIPPER LARGE-CAP VALUE FUNDS INDEX (Reflects No Deduction for Taxes)	(37.00)	(35.50)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Subsequent to the inception of the Fund on 9/28/07, the Fund has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

6   JPMORGAN U.S. EQUITY FUNDS

Portfolio Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio managers for the Fund are:

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser

Brian K. Green	2007	Vice President

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R5 Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	By calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOVEMBER 1, 2009   7

More About the Funds

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each of the Funds

Each Fund will invest primarily in equity securities as described in its Risk/Return Summary. These equity securities may include

•	common stock

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock.

The main investment strategies for each Fund may also include

•	real estate investment trusts (REITs) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate

•	other investment companies

o	exchange-traded funds (ETFs) which are registered investment companies that seek to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries

o	affiliated money market funds

•	foreign securities, often in the form of depositary receipts

•	derivatives, including futures, options and swaps

Each Fund may utilize these investment strategies to a greater or lesser degree. The main investment strategies for a particular Fund are summarized in the Fund’s Risk/Return Summary.

The frequency with which a Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVE

An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The Funds’ investment objectives are not fundamental and can be changed without the consent of a majority of the outstanding shares of that Fund.

Value Discovery Fund

With respect to its use of derivatives, the Fund intends to invest in options on securities. In particular, the Fund intends to buy and sell both call and put options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund will sell primarily covered call options and cash-secured put options. A call option is covered if the writer owns the underlying security or has the right to acquire such securities. For a cash-secured put option, if the writer segregates or earmarks permissible collateral equal to the exercise price.

Options contracts can be bought or sold for a number of reasons, including:

•	to manage exposure to changes in securities prices;

•	as an efficient means of increasing or decreasing overall fund exposure to a specific part of the market or an index;

•	in an effort to enhance income;

•	to protect the value of portfolio securities;

•	to increase the return to risk ratio for a particular investment; or

•	to serve as a cash management tool.

When the Fund sells an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received. When a call option sold by the Fund is exercised, the Fund will receive the premium but will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option sold by the Fund is exercised, the Fund will be required to purchase the underlying securities at the exercise price.

INVESTMENT RISKS

The main risks associated with investing in the Funds are summarized in “Risk/Return Summaries” for each Fund at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Funds are described below.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.

Derivatives Risk.  The Funds may use derivatives in connection with its investment strategies. Derivatives may be riskier

8   JPMORGAN U.S. EQUITY FUNDS

than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s or underlying fund’s potential for loss.

A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

WHAT IS A DERIVATIVE?

Derivatives are securities or contracts (like futures and options) that derive their value from the performance of underlying assets or securities.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities and Emerging Market Risks.  To the extent a Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk.  (Small Cap Company and Mid Cap Company Risk) Investments in smaller, newer companies may be riskier than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk.  A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption

NOVEMBER 1, 2009   9

More About the Funds (continued)

requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

ETF and Investment Company Risk.  A Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when a Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Dynamic Growth Fund

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Value Discovery Fund

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even is the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a

10   JPMORGAN U.S. EQUITY FUNDS

loss equal to the entire exercise price of the option minus the put premium.

CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they may not meet their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

NOVEMBER 1, 2009   11

The Funds’ Management and Administration

The Funds are series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 6/30/09, the Funds paid JPMIM a management fee (net of waivers), as shown below, as a percentage of average daily net assets:

Dynamic Growth Fund	0.00%
Value Discovery Fund	0.00

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for each Fund is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Dynamic Growth Fund

The portfolio management team is led by Christopher Jones, Managing Director of JPMIM, and Greg Luttrell, Vice President of JPMIM. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Luttrell joined the adviser in September 2007 after having worked as a portfolio manager at Teachers Advisors, Inc., a subsidiary of Teachers Insurance and Annuity Association (TIAA), since 2001.

Value Discovery Fund

The portfolio management team is led by Brian K. Green, Vice President and a CFA charterholder. Mr. Green has been a portfolio manager since 1998 and an employee of JPMIM or its affiliates since 1994.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each J.P. Morgan Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers,

12   JPMORGAN U.S. EQUITY FUNDS

financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 1, 2009   13

How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Class R5 Shares of the Funds may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and nonqualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Shares may also be purchased by current or future JPMorgan SmartRetirement Funds.

Class R5 Shares generally are not available to nonretirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and 529 college savings plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. J.P. Morgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The J.P. Morgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the J.P. Morgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of

14   JPMORGAN U.S. EQUITY FUNDS

Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s direct investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the J.P. Morgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the J.P. Morgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest.

NOVEMBER 1, 2009   15

How to Do Business with the Funds (continued)

Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	J.P. Morgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-R5)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

16   JPMORGAN U.S. EQUITY FUNDS

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “J.P. Morgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: J.P. Morgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your J.P. Morgan Fund
    (EX: JPMORGAN ABC FUND-R5)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class R5 Shares may not be exchanged for other JPMorgan Funds or other classes of the Fund. If individual plan participants would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

NOVEMBER 1, 2009   17

How to Do Business with the Funds (continued)

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach J.P. Morgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

18   JPMORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Dynamic Growth Fund generally distributes net investment income, if any, at least annually. The Value Discovery Fund generally distributes net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, if you buy shares just before distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes and other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

A Fund’s investments in certain REIT securities, debt obligations and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such

NOVEMBER 1, 2009   19

Shareholder Information (continued)

distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

20   JPMORGAN U.S. EQUITY FUNDS

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2009   21

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Each Fund is non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the section titled “What are the Fund’s main investment strategies?”, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

22   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Funds’ investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets, and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if the management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; the Funds may also use derivatives in an effort to produce increased gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2009   23

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns
• The Funds anticipate that total foreign investments will not exceed 20% of total assets (35% of the total assets of the Intrinsic Value Fund)

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

24   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies help to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

NOVEMBER 1, 2009   25

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities and forward commitments
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality, short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

26   JPMORGAN U.S. EQUITY FUNDS

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NOVEMBER 1, 2009   27

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

To the extent a Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

Class R5

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Dynamic Growth Fund
Year Ended June 30, 2009	$14.11	$0.01	$(4.14)	$(4.13)	$—
November 30, 2007 (f) through June 30, 2008	15.00	(0.01)	(0.87)	(0.88)	(0.01)

JPMorgan Value Discovery Fund
Year Ended June 30, 2009	11.93	0.18	(2.81)	(2.63)	(0.19)
September 28, 2007 (f) through June 30, 2008	15.00	0.12	(3.07)	(2.95)	(0.12)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(f)	Commencement of operations.

(g)	Includes earnings credits of 0.11%.

28   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$9.98	(29.27)%	$17	0.80%		0.07%	6.82%	73%
14.11	(5.88)	23	0.80		(0.15)	6.90	24

9.11	(21.99)	16	0.75		2.02	7.75	85
11.93	(19.70)	20	0.75	(g)	1.25	6.61	42

NOVEMBER 1, 2009   29

Legal Proceedings Relating to Banc One Investment Advisors Corporation and
Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Funds whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

30   JPMORGAN U.S. EQUITY FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Funds’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-1520
1-202-551-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Funds is 811-21295

©JPMorgan Chase & Co., 2009    All rights reserved. November 2009.

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